UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico	87501
(Address of principal executive offices)	(Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2007

Date of reporting period: March 31, 2007

Item 1.	Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Limited Term Municipal Fund Class I

Thornburg California Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund Class I

Thornburg Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund Class I

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund Class I

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Limited Term Income Funds Class I

Thornburg Value Fund

Thornburg Value Fund Class I

Thornburg International Value Fund

Thornburg International Value Fund Class I

Thornburg Core Growth Fund

Thornburg Core Growth Fund Class I

Thornburg Investment Income Builder Fund

Thornburg Investment Income Builder Fund Class I

Thornburg Global Opportunities Fund

Thornburg Global Opportunities Fund Class I

Thornburg International Growth Fund

Thornburg International Growth Fund Class I

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg Limited Term Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Thornburg Limited Term Municipal Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Co-Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 5 cents to $13.48 during the six months ended March 31, 2007. If you were with us for the entire period, you received dividends of 22.8 cents per share. If you reinvested dividends, you received 23.0 cents per share. Investors who owned Class C shares received dividends of 21.0 and 21.1 cents per share, respectively.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction of yields, many of the bonds in the Fund depreciated in value slightly. The Class A shares of your Fund produced a total return of 1.33% (at NAV) over the six-month period ended March 31, 2007, compared to a 1.56% return for the Lehman Five Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

Josh Gonze Co-Portfolio Manager

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds Rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While this news is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice — two thirds — is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Christopher Ihlefeld Co-Portfolio Manager

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 4% to under 2%, labor cost increases are more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 500 municipal obligations from 46 states. Today, your Fund’s weighted average maturity is 4.3 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also creates a more attractive investing environment.

% of portfolio maturing	Cumulative % maturing
1 years = 12.9%	Year 1 = 12.9%
1 to 2 years = 8.9%	Year 2 = 21.8%
2 to 3 years = 11.7%	Year 3 = 33.5%
3 to 4 years = 13.1%	Year 4 = 46.6%
4 to 5 years = 11.4%	Year 5 = 58.0%
5 to 6 years = 11.6%	Year 6 = 69.6%
6 to 7 years = 10.1%	Year 7 = 79.7%
7 to 8 years = 6.9%	Year 8 = 86.6%
8 to 9 years = 8.6%	Year 9 = 95.2%
Over 9 years = 4.8%	Over 9 years = 100.0%

Percentages can and do vary. Data as of 3/31/07.

Municipal bond credit quality has continued to improve. Standard and Poor’s upgraded over 1,000 issuers last year and downgraded less than 200. However, we are starting to see some signs of slowing in the torrid pace of tax revenue growth. State tax revenue growth slowed to 4.6% in the 3rd quarter of 2006 from a 9.9% pace the previous year. Some areas, such as the Great Lakes region, have been particularly hard hit by the recent slowdown. Other, faster growth areas, have experienced recent declines in real estate values. Since property taxes are a fundamental revenue source for municipal bond finance, we will watch this trend closely. We believe that the credit challenges facing municipal bond issuers will be greater over the next few years than they have been over the last few years. For that reason, we have 92% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $ 1,127,537,656)	$1,143,626,392
Cash	403,590
Receivable for investments sold	370,000
Receivable for fund shares sold	1,538,284
Interest receivable	15,218,148
Prepaid expenses and other assets	35,175

Total Assets	1,161,191,589

LIABILITIES
Payable for securities purchased	3,689,974
Payable for fund shares redeemed	2,489,435
Payable to investment advisor and other affiliates (Note 3)	728,465
Accounts payable and accrued expenses	233,317
Dividends payable	905,151

Total Liabilities	8,046,342

NET ASSETS	$1,153,145,247

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,004)
Net unrealized appreciation on investments	16,088,736
Accumulated net realized gain (loss)	(9,994,449)
Net capital paid in on shares of beneficial interest	1,147,052,964

$1,153,145,247

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($760,477,799 applicable to 56,423,212 shares of beneficial interest outstanding—Note 4)	$13.48

Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.69

Class C Shares:
Net asset value and offering price per share *
($91,680,697 applicable to 6,789,854 shares of beneficial interest outstanding—Note 4)	$13.50

Class I Shares:
Net asset value, offering and redemption price per share
($300,986,751 applicable to 22,328,868 shares of beneficial interest outstanding—Note 4)	$13.48

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $4,584,425)	$25,416,536

EXPENSES:
Investment advisory fees (Note 3)	2,520,492
Administration fees (Note 3)
Class A Shares	497,378
Class C Shares	61,500
Class I Shares	71,873
Distribution and service fees (Note 3)
Class A Shares	994,756
Class C Shares	490,634
Transfer agent fees
Class A Shares	225,180
Class C Shares	36,770
Class I Shares	55,925
Registration and filing fees
Class A Shares	20,365
Class C Shares	10,671
Class I Shares	11,932
Custodian fees (Note 3)	145,982
Professional fees	31,040
Accounting fees	45,510
Trustee fees	12,850
Other expenses	58,083

Total expenses	5,290,941
Less:
Distribution and service fees waived (Note 3)	(245,317)
Fees paid indirectly (Note 3)	(9,932)

Net Expenses	5,035,692

Net Investment Income	$20,380,844

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	(488,175)
Net change in unrealized appreciation (depreciation) of Investments	(4,087,711)

Net Realized and Unrealized Loss on Investments	(4,575,886)

Net Increase in Net Assets Resulting From operations	$15,804,958

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	* Six Months ended March 31, 2007	Year ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$20,380,844	$42,819,933
Net realized loss on investments	(488,175)	(3,027,220)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(4,087,711)	(3,959,006)

Net Increase (Decrease) in Net Assets
Resulting from Operations	15,804,958	35,833,707

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,488,462)	(28,968,791)
Class C Shares	(1,528,058)	(3,602,082)
Class I Shares	(5,364,324)	(10,249,060)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(69,629,187)	(129,601,272)
Class C Shares	(13,372,039)	(34,410,880)
Class I Shares	16,219,972	(3,124,294)

Net Decrease in Net Assets	(71,357,140)	(174,122,672)

NET ASSETS:
Beginning of period	1,224,502,387	1,398,625,059

End of period	$1,153,145,247	$1,224,502,387

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the distributor has advised the Fund that it earned commissions aggregating $1,710 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,315 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $245,317 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $9,952. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months ended March 31, 2007		Year ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,700,876	$36,453,305	7,002,507	$94,383,822
Shares issued to shareholders in reinvestment of dividends	675,205	9,114,330	1,451,447	19,553,941
Shares repurchased	(8,532,134)	(115,196,822)	(18,068,444)	(243,539,035)

Net Increase (Decrease)	(5,156,053)	$(69,629,187)	(9,614,490)	$(129,601,272)

Class C Shares
Shares sold	244,261	$3,303,495	720,729	$9,723,762
Shares issued to shareholders in reinvestment of dividends	74,952	1,013,629	179,128	2,417,463
Shares repurchased	(1,307,728)	(17,689,163)	(3,447,634)	(46,552,105)

Net Increase (Decrease)	(988,515)	$(13,372,039)	(2,547,777)	$(34,410,880)

Class I Shares
Shares sold	4,048,622	$54,646,772	6,913,539	$93,207,821
Shares issued to shareholders in reinvestment of dividends	300,579	4,058,177	583,980	7,867,045
Shares repurchased	(3,146,372)	(42,484,977)	(7,732,221)	(104,199,160)

Net Increase (Decrease)	1,202,829	$16,219,972	(234,702)	$(3,124,294)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $72,026,304 and $136,211,564, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,127,543,072

Gross unrealized appreciation on a tax basis	$17,707,029
Gross unrealized depreciation on a tax basis	(1,623,709)

Net unrealized appreciation (depreciation) on investments (tax basis)	$16,083,320

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614
2014	2,276,927

$6,885,797

As of March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $ 2, 615,061. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No.109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15,2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15,2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15,2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class A Shares:			2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.53		$13.59	$13.83	$13.68		$14.01	$13.65	$13.44

Income from investment operations:
Net investment income	0.23		0.44	0.40	0.09		0.40	0.45	0.52
Net realized and unrealized gain (loss) on investments	(0.05)		(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

Total from investment operations	0.18		0.38	0.16	0.24		0.07	0.81	0.73

Less dividends from:
Net investment income	(0.23)		(0.44)	(0.40)	(0.09)		(0.40)	(0.45)	(0.52)

Change in net asset value	(0.05)		(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

NET ASSET VALUE, end of period	$13.48		$13.53	$13.59	$13.83		$13.68	$14.01	$13.65

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.33%		2.87%	1.16%	1.78%		0.47%	5.99%	5.54%
Ratios to average net assets:
Net investment income	3.39	%(b)	3.28%	2.91%	2.69	%(b)	2.85%	3.20%	3.83%
Expenses, after expense reductions	0.91	%(b)	0.91%	0.90%	0.89	%(b)	0.91%	0.93%	0.95%
Expenses, after expense reductions and net of custody credits	0.91	%(b)	0.90%	0.90%	0.89	%(b)	0.91%	0.93%	0.95%
Expenses, before expense reductions	0.91	%(b)	0.91%	0.90%	0.89	%(b)	0.91%	0.93%	0.96%

Portfolio turnover rate	6.23%		23.02%	27.80%	4.57%		21.37%	15.81%	19.59%

Net assets at end of period (000)	$760,478		$833,189	$967,650	$1,039,050		$1,047,482	$998,878	$785,145

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class C Shares:			2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.55		$13.62	$13.86	$13.70		$14.04	$13.67	$13.46

Income from investment operations:
Net investment income	0.21		0.41	0.36	0.08		0.36	0.41	0.47
Net realized and unrealized gain (loss) on investments	(0.05)		(0.07)	(0.24)	0.16		(0.34)	0.37	0.21

Total from investment operations	0.16		0.34	0.12	0.24		0.02	0.78	0.68

Less dividends from:
Net investment income	(0.21)		(0.41)	(0.36)	(0.08)		(0.36)	(0.41)	(0.47)

Change in net asset value	(0.05)		(0.07)	(0.24)	0.16		(0.34)	0.37	0.21

NET ASSET VALUE, end of period	$13.50		$13.55	$13.62	$13.86		$13.70	$14.04	$13.67

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.19%		2.52%	0.89%	1.79%		0.12%	5.78%	5.13%
Ratios to average net assets:
Net investment income	3.11	%(b)	3.00%	2.63%	2.43	%(b)	2.56%	2.89%	3.42%
Expenses, after expense reductions	1.20	%(b)	1.18%	1.18%	1.15	%(b)	1.19%	1.18%	1.33%
Expenses, after expense reductions and net of custody credits	1.19	%(b)	1.18%	1.18%	1.15	%(b)	1.19%	1.18%	1.33%
Expenses, before expense reductions	1.69	%(b)	1.68%	1.68%	1.65	%(b)	1.69%	1.68%	1.80%

Portfolio turnover rate	6.23%		23.02%	27.80%	4.57%		21.37%	15.81%	19.59%

Net assets at end of period (000)	$91,681		$105,436	$140,606	$156,870		$155,458	$137,559	$57,258

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class I Shares:			2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.53		$13.59	$13.83	$13.68		$14.01	$13.65	$13.44

Income from investment operations:
Net investment income	0.25		0.49	0.44	0.11		0.44	0.49	0.57
Net realized and unrealized gain (loss) on investments	(0.05)		(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

Total from investment operations	0.20		0.43	0.20	0.26		0.11	0.85	0.78

Less dividends from:
Net investment income	(0.25)		(0.49)	(0.44)	(0.11)		(0.44)	(0.49)	(0.57)

Change in net asset value	(0.05)		(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

NET ASSET VALUE, end of period	$13.48		$13.53	$13.59	$13.83		$13.68	$14.01	$13.65

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.50%		3.22%	1.50%	1.87%		0.80%	6.36%	5.91%
Ratios to average net assets:
Net investment income	3.73	%(b)	3.62%	3.25%	3.02	%(b)	3.18%	3.54%	4.18%
Expenses, after expense reductions	0.57	%(b)	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.60%
Expenses, after expense reductions and net of custody credits	0.57	%(b)	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.60%
Expenses, before expense reductions	0.57	%(b)	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.62%

Portfolio turnover rate	6.23%		23.02%	27.80%	4.57%		21.37%	15.81%	19.59%

Net assets at end of period (000)	$300,987		$285,878	$290,369	$238,589		$222,760	$197,367	$123,652

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.43%

Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	$2,990,000	$3,002,947
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (AAF McQuay Project; LOC: PNC Bank)	NR/NR	1,920,000	1,920,998

ALASKA — 0.88%

Alaska Energy Authority Power Revenue Refunding, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric Project; Insured: FSA)	Aaa/AAA	955,000	1,039,460
Alaska Municipal Bond Bank Refunding Series One, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,264,993
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,202,140
Anchorage Ice Rink Revenue, 6.375% due 1/1/2020 pre-refunded 7/1/2010	NR/NR	1,000,000	1,077,700
North Slope Boro Revenue Refunding Series A, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,516,630

ARIZONA — 1.05%

Glendale Industrial Development Authority Refunding, 5.00% due 5/15/2015 (Midwestern University Project) (1)	NR/A-	1,000,000	1,063,960
Glendale Industrial Development Authority Refunding, 5.00% due 5/15/2016 (Midwestern University Project) (1)	NR/A-	1,000,000	1,068,130
Glendale Industrial Development Authority Refunding, 5.00% due 5/15/2017 (Midwestern University Project) (1)	NR/A-	1,440,000	1,541,016
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,347,522
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	995,000	1,062,113
Pima County Industrial Development Authority Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	390,000	400,978
Pima County Industrial Development Authority Revenue Refunding Series A, 5.45% due 4/1/2010 (Insured: MBIA)	Aaa/AAA	2,060,000	2,103,590
Show Low Industrial Development Authority Hospital Revenue Series A, 5.25% due 12/1/2010 (Navapache Regional Medical Center Project; Insured: ACA)	NR/A	1,000,000	1,027,660
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	536,615

ARKANSAS — 0.60%

Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,008,220
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,046,000
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,136,845
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,749,186

CALIFORNIA — 1.77%

California HFA Revenue Refunding Series B, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,709,080
California State Department of Transportation COP Refunding Series A, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,021,160
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A1/A-	2,600,000	2,808,832
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A1/A-	2,550,000	2,831,954
Escondido Unified High School District, 5.60% due 11/1/2009 (Insured: MBIA) (ETM) (2)	Aaa/AAA	1,250,000	1,277,000
Northern California Power Agency Public Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	A2/BBB+	6,100,000	6,104,880

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Ontario Montclair School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	$1,655,000	$1,655,099
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	425,038
South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,587,675

COLORADO — 5.00%

Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,310,000	1,383,412
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,345,000	1,426,763
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,380,000	1,467,216
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,530,000	1,644,536
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,565,000	1,687,352
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,005,190
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	12,365,000	12,646,180
Colorado Department of Transportation Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,542,105
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project) (ETM)	NR/BBB+	685,000	688,192
Colorado HFA, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,735,065
Colorado HFA, 5.25% due 10/1/2026 pre-refunded 10/1/2008 (Childrens Hospital Project; Insured: MBIA)	Aaa/AAA	2,295,000	2,320,796
Cordillera Mountain Metropolitan District Series B GO, 6.20% due 12/1/2020 pre-refunded 12/01/2010	NR/NR	1,080,000	1,161,799
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: XLCA)	Aaa/AAA	3,000,000	3,281,040
Denver Convention Center Hotel, 5.25% due 12/1/2015 (Insured: XLCA)	Aaa/AAA	5,000,000	5,496,850
Denver Convention Center Hotel Authority Revenue Series A, 5.00% due 12/1/2011 (Insured: XLCA) (ETM)	Aaa/AAA	3,335,000	3,516,257
Highlands Ranch Metropolitan District 2 GO, 6.50% due 6/15/2012 (Insured: FSA) (ETM)	Aaa/AAA	525,000	594,290
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,788,952
Highlands Ranch Metropolitan District 3 Series A GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,554,002
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A	1,000,000	1,003,590
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,646,680
Southlands Metropolitan District 1 Unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,106,230

DELAWARE — 0.56%

Delaware State EDA Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa2/BBB-	2,045,000	2,126,166
Delaware State HFA Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB+	1,275,000	1,329,748
Delaware State HFA Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,454,077
Delaware State HFA Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,529,576

DISTRICT OF COLUMBIA — 2.15%

District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,378,995
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	Aaa/AAA	2,875,000	3,130,329
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	Aaa/AAA	4,125,000	4,515,101
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,528,440
District of Columbia Hospital Revenue Refunding Series A, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,525,467
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,835,360
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,686,445
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,200,162

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
FLORIDA — 5.44%

Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	$5,000,000	$5,169,600
Capital Projects Finance Authority Series F 1, 5.50% due 10/1/2012 (Student Housing Project; Insured: MBIA)	Aaa/AAA	1,820,000	1,957,374
Capital Projects Finance Authority Series F 1, 5.50% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	3,260,000	3,492,079
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	2,190,000	2,251,758
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	3,045,000	3,119,054
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,000,000	7,079,800
Escambia County HFA Revenue, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,575,075
Escambia County HFA Revenue Series C, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	2,755,000	2,813,792
Flagler County School Board COP Series A, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,719,581
Florida State Correctional Privatization Commission COP Series B, 5.00% due 8/1/2015 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,141,460
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2015	NR/AA+	925,000	992,840
Hillsborough County Assessment Revenue, 5.00% due 3/1/2015 (Insured: FGIC)	Aaa/AAA	5,000,000	5,352,850
Hillsborough County Industrial Development Authority PCR, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,410,000	6,679,284
Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2, 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,301,700
Jacksonville HFA Hospital Revenue Charity Obligation Group Series A, 5.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,013,760
Miami Dade County School Board COP Series B, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,073,206
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,060,000	3,161,806
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health System Project) (ETM)	A2/NR	1,395,000	1,468,293
Orange County HFA Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	936,091
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	2,580,000	2,579,458
St. John’s County Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,857,667

GEORGIA — 0.38%

Atlanta Water & Wastewater Revenue Series A, 5.00% due 11/1/2038 pre-refunded 5/1/2009 (Insured: FGIC)	Aaa/AAA	1,015,000	1,045,876
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,159,200
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,131,390

GUAM — 0.09%

Guam Educational Financing Foundation COP Series A, 5.00% due 10/1/2010 (Guam Public Schools Project)	NR/A-	1,000,000	1,036,350

HAWAII — 0.18%

Hawaii State Department of Budget & Finance Special Purpose Revenue Refunding Series A, 4.95% due 4/1/2012 (Hawaiian Electric Company Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,096,460

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IDAHO — 0.27%

Twin Falls Urban Renewal Agency Refunding Series A, 4.95% due 8/1/2014	NR/NR	$1,640,000	$1,627,864
Twin Falls Urban Renewal Agency Refunding Series A, 5.15% due 8/1/2017	NR/NR	1,455,000	1,449,820

ILLINOIS — 10.39%

Bolingbrook Series B, 0% due 1/1/2016 (Insured: MBIA)	Aaa/NR	1,500,000	1,042,470
Bolingbrook Series B, 0% due 1/1/2017 (Insured: MBIA)	Aaa/NR	2,000,000	1,320,640
Champaign County Community School District 116 Series C, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,129,230
Champaign County Community School District 116 Unrefunded Balance Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,140,000	2,004,046
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,119,960
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	845,325
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges Project; Insured: FGIC)	Aaa/AAA	2,670,000	1,873,299
Chicago Gas Supply Revenue Refunding Series B, 4.75% due 3/1/2030 (Peoples Gas Light & Coke Project) (2)	VMIG1/A-	1,500,000	1,535,850
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/NR	1,000,000	1,003,120
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/NR	2,300,000	2,406,030
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	9,092,216
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,156,500
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011	Aaa/AAA	1,070,000	1,156,424
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,354,901
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,282,070
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,163,576
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,033,670
Chicago O’Hare International Airport Revenue Passenger Facility Series A, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,099,910
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,053,120
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,171,180
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,103,360
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,019,471
Cook County Community Consolidated School District 146 GO, 9.00% due 12/1/2016 (Tinley Park Project; Insured: FGIC)	Aaa/NR	2,500,000	3,458,200
Cook County Community Consolidated School District 15 GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,744,480
Cook County Community School District 97 Series B GO, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	2,931,840
Cook County Community School District 99 GO, 9.00% due 12/1/2012 (Insured: FGIC)	Aaa/NR	1,000,000	1,256,610
Cook County Refunding Series A, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,565,806
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,538,500
Hoffman Estates Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Ba1/NR	1,500,000	1,491,210
Illinois DFA Multi Family Housing Revenue Refunding Series A, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	555,000	561,027
Illinois DFA PCR Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,102,390
Illinois DFA Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,823,511
Illinois DFA Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,127,305
Illinois DFA Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,561,290
Illinois HFA Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	923,116
Illinois HFA Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	Aa3/NR	1,290,000	1,317,490
Illinois HFA Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	Aa3/NR	1,375,000	1,435,404
Illinois HFA Revenue, 6.50% due 2/15/2010 (Iowa Health System Project) (ETM)	Aa3/NR	1,465,000	1,558,950
Illinois HFA Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC) (ETM)	Aaa/AAA	1,560,000	1,672,741
Illinois HFA Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,527,255
Illinois HFA Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,103,380

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	$1,040,000	$1,087,944
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	501,620
Illinois State Series A, 5.00% due 10/1/2017	Aa3/AA	2,000,000	2,124,100
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,704,848
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	901,080
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	2,200,000	1,829,322
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,686,270
Metropolitan Pier & Exposition Authority Dedicated State Tax Refunding, 0% due 6/15/2013 (McCormick Project; Insured: MBIA)	Aaa/AAA	1,045,000	820,200
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Series A-2002, 6.00% due 6/15/2007 (McCormick Project; Insured: AMBAC)	Aaa/AAA	3,750,000	3,767,737
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: Bank One N.A.)	NR/AA	1,305,000	1,307,179
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,073,094
State of Illinios Waubonsee Community College District 516 GO, 0% due 12/15/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,260,080
University of Illinois COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,511,670
University of Illinois Revenue Health Services Facilities Series A, 5.80% due 10/1/2018 (Insured: AMBAC)	Aaa/AAA	3,500,000	3,604,300

INDIANA — 7.03%

Allen County Economic Development Revenue, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,131,989
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,419,717
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,190,965
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/AAA	2,390,000	2,506,656
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/AAA	1,275,000	1,347,739
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/AAA	1,000,000	1,069,950
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/AAA	1,480,000	1,588,543
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/AAA	1,520,000	1,629,805
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2016	A3/NR	1,000,000	1,049,020
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,086,720
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	738,973
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	720,324
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	787,503
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,835,000	1,930,420
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,006,148
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	Aaa/AAA	1,755,000	1,883,782
Carmel Redevelopment Authority Lease Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,141,466
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,175,000	1,209,768
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,181,705
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,050,270
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,067,640
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,066,280
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	946,837
Elberfeld J. H. Castle School Building Corp. First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,775,128
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,040
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,077,160

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	NR/A	$1,380,000	$1,401,845
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	715,953
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	811,915
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,550,000	1,561,764
Indiana Multi School Building Corp. Refunding First Mortgage, 5.00% due 7/15/2016 (Insured: MBIA)	Aaa/AAA	5,000,000	5,400,250
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	698,957
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,469,300
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,104,378
Indianapolis Local Public Improvement Bond Series D, 5.00% due 7/1/2016 (Insured: FGIC)	Aaa/AAA	1,030,000	1,107,724
Indianapolis Local Public Improvement Bond Series F, 5.00% due 1/1/2015 (Waterworks Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,077,090
Indianapolis Local Public Improvement Bond Series F, 5.00% due 7/1/2015 (Waterworks Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,079,860
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	879,855
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	478,173
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,288,440
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,347,375
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,127,025
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,220,148
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,229,638
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A Project)	NR/A+	1,660,000	1,762,920
Northwestern School Building Corp. First Mortgage, 5.00% due 7/15/2011 (State Aid Withholding)	NR/AAp	1,240,000	1,300,351
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,298,586
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,155,977
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,282,678
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	725,932
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,445,000	1,554,661
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Aaa/AAA	2,095,000	2,251,119
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,051,227
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,172,931
West Clark 2000 School Building Corp., 5.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,235,000	1,329,231
West Clark 2000 School Building Corp., 5.25% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,305,000	1,412,206
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,449,009
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	Aaa/AAA	2,080,000	2,247,648
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	390,000	393,428

IOWA — 2.80%

Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/AA-	2,900,000	3,018,900
Des Moines Limited Obligation Revenue, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates Project; LOC: Wells Fargo Bank)	NR/NR	2,985,000	2,983,597
Dubuque Community School District Series B, 5.00% due 1/1/2013	A3/NR	1,600,000	1,617,088
Dubuque Community School District Series B, 5.00% due 7/1/2013	A3/NR	1,640,000	1,657,515
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA-	6,650,000	6,791,246
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project) (2)	Aa3/NR	1,825,000	1,912,582
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	Aa3/NR	2,955,000	3,163,534
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services Project; Insured:AMBAC)	Aaa/AAA	3,145,000	3,368,704

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa2/AA-	$1,430,000	$1,448,361
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa2/AA-	3,295,000	3,456,060
Tobacco Settlement Authority, 5.30% due 6/1/2025 pre-refunded 6/1/2011	NR/AAA	2,695,000	2,858,479

KENTUCKY — 1.38%

Kentucky Economic DFA Health Systems Revenue Series C, 5.35% due 10/1/2009 (Norton Healthcare Project; Insured: MBIA) (ETM)	Aaa/AAA	2,835,000	2,948,598
Kentucky Economic DFA Health Systems Revenue Series C, 5.40% due 10/1/2010 (Norton Healthcare Project; Insured: MBIA) (ETM)	Aaa/AAA	3,775,000	3,984,022
Kentucky Economic DFA Health Systems Revenue Unrefunded Balance Series C, 5.35% due 10/1/2009 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,565,000	4,743,492
Kentucky Economic DFA Health Systems Revenue Unrefunded Balance Series C, 5.40% due 10/1/2010 (Norton Healthcare Project; Insured MBIA)	Aaa/AAA	4,055,000	4,275,430

LOUISIANA — 2.48%

England District, 5.00% due 8/15/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	1,039,240
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,530,498
Louisiana Environmental Facilities & Community Development Authority Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa3/NR	1,000,000	991,080
Louisiana Public Facilities Authority Hospital Revenue Series A, 5.50% due 7/1/2010 (Franciscan Missionaries Project; Insured: FSA)	Aaa/AAA	1,000,000	1,051,810
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,026,750
Louisiana Public Facilities Authority Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	975,000	980,714
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,382,450
Louisiana State Correctional Facilities Corp. Lease Revenue Refunding, 5.00% due 12/15/2007 (Insured: Radian)	NR/AA	3,760,000	3,789,178
Louisiana State Office Facilities Corp., 5.50% due 5/1/2013 (Capitol Complex Project; Insured: AMBAC)	Aaa/AAA	1,150,000	1,225,521
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A-1	2,755,000	2,756,543
Louisiana State Series A, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	1,980,000	2,037,202
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,582,974
New Orleans Exhibit Hall Authority Series A, 5.00% due 7/15/2009 (Ernest N. Morial Convention Center Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,056,520
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	2,255,000	2,117,670
St. Tammany Parish Sales Tax, 5.00% due 6/1/2010 (Insured: CIFG)	NR/AAA	1,000,000	1,039,100

MARYLAND — 0.35%

Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	1,000,000	1,131,190
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	2,872,075

MASSACHUSETTS — 3.76%

Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	3,470,000	3,675,528
Massachusetts Development Finance Agency Resource Recovery Revenue Series B, 5.625% due 1/1/2012 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	1,240,000	1,335,802
Massachusetts State Construction Loan Series C, 5.50% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	685,000	754,781
Massachusetts State Construction Loan Series C, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,825,200
Massachusetts State Construction Loan Series D, 6.00% due 11/1/2013 (Berkshire Health Systems; Insured: MBIA)	Aaa/AAA	1,000,000	1,129,570

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Massachusetts State Health & Educational Facilities Authority Revenue Series F, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	$2,345,000	$2,466,401
Massachusetts State Health & Educational Facilities Authority Revenue Series F, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,469,451
Massachusetts State Health & Educational Facilities Authority Revenue Series F, 5.00% due 10/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,215,000	3,426,868
Massachusetts State Health & Educational Facilities Authority Revenue Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,676,862
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/BBB	1,220,000	1,250,671
Massachusetts State Industrial Finance Agency Biomedical A-2, 0% due 8/1/2008	Aa2/AA-	1,000,000	950,790
Massachusetts State Industrial Finance Agency Biomedical A-2, 0% due 8/1/2010	Aa2/AA-	10,000,000	8,802,500
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,036,330
Massachusetts State Refunding GO Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,572,765

MICHIGAN — 2.82%

Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,475,921
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,007,070
Detroit Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,405,084
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,611,675
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,191,200
Michigan HFA Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,007,180
Michigan HFA Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/A-1+	10,000,000	10,101,300
Michigan State COP Series A, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Aaa/AAA	6,000,000	6,287,700
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	2,075,000	2,155,116
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007 (Lutheran Social Services; LOC: First America Bank)	Aa3/NR	1,000,000	1,022,870
Summit Academy North Michigan School District, 8.75% due 7/1/2030 pre-refunded 7/1/2010	NR/NR	1,100,000	1,263,086

MINNESOTA — 0.33%

Dakota County Community Development Agency Multi Family Housing Revenue Refunding Series A, 5.00% due 11/1/2017 (Commons on Marice Project)	NR/NR	1,150,000	1,165,215
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB	1,000,000	1,052,420
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB	1,500,000	1,583,550

MISSISSIPPI — 0.66%

De Soto County School District Trust Certificates, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,030,390
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,097,102
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding, 6.00% due 1/1/2015 (Forrest County General Hospital Project; Insured: FSA)	Aaa/NR	1,365,000	1,467,962
Mississippi State GO, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	3,955,000	4,020,455

MISSOURI — 0.42%

Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa2/NR	1,275,000	1,302,132
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,045,030
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,507,250

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MONTANA — 1.37%

Forsyth PCR Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	$11,440,000	$11,679,325
Forsyth PCR Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa1/BBB+	4,000,000	4,094,840

NEBRASKA — 0.74%

Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,503,248
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,735,971
Omaha Public Power District Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,314,800

NEVADA — 1.13%

Clark County District 121 A Refunding, 5.00% due 12/1/2015 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,128,560
Clark County School District Series D GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,069,320
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,655,000	1,713,372
Nevada Housing Division Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA) (1)	NR/AAA	215,000	214,559
Nevada State Colorado River Commission Power Delivery Series A GO, 7.00% due 9/15/2008 pre-refunded 9/15/2007	Aa1/AA+	840,000	852,566
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,032,700
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,048,030
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,355,482
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,574,480

NEW HAMPSHIRE — 0.39%

Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,590,330
New Hampshire Industrial Development Authority Revenue, 3.75% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,884,982

NEW JERSEY — 3.00%

Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,160,100
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,500,000	1,731,630
New Jersey EDA Retirement Community Revenue Seabrook Village, 5.00% due 11/15/2011	NR/NR	1,000,000	1,020,450
New Jersey EDA Retirement Community Revenue Seabrook Village, 5.00% due 11/15/2014	NR/NR	1,000,000	1,025,620
New Jersey EDA Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,040,160
New Jersey EDA Revenue Cigarette Tax, 5.00% due 6/15/2012 (Insured: FGIC)	Aaa/AAA	7,375,000	7,799,948
New Jersey State Transportation Corp. COP Series A, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,388,454
New Jersey State Transportation Corp. Series A, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,411,650
New Jersey State Transportation Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA) (ETM)	Aaa/AAA	5,000,000	5,426,100
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,035,260
Tobacco Settlement Financing Corp, 6.125% due 6/1/2024	Aaa/AAA	500,000	535,165

NEW MEXICO — 1.99%

Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa2/AA	1,135,000	1,206,335
Belen Consolidated School District No 2 Refunding Series A, 4.00% due 8/1/2007 (Insured: MBIA)	Aaa/NR	1,000,000	1,001,180

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Belen Consolidated School District No 2 Refunding Series A, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	$1,000,000	$1,005,130
Farmington PCR Series A, 3.79% due 5/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	5,800,000	5,800,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,000,000	3,153,660
Gallup PCR Refunding Tri State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,535,029
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,099,444
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,170,460

NEW YORK — 6.58%

Hempstead Town Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2008 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,020,970
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	2,285,000	2,320,212
Metropolitan Transportation Authority Revenue Series B, 5.00% due 11/15/2007	A2/A	5,000,000	5,039,900
Metropolitan Transportation Authority Service Series B, 5.25% due 7/1/2007	A1/AA-	4,535,000	4,552,414
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,052,593
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50%due 11/1/2009 (Insured: FHA)	Aa2/AA	185,000	185,126
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,321,962
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,461,552
New York City Refunding Series B GO, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,073,520
New York City Series G GO, 5.25% due 8/1/2016	A1/AA-	4,000,000	4,084,840
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,162,300
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,631,115
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,332,950
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,667,936
New York State Dormitory Authority Revenue Hospital Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	4,997,107
New York State Dormitory Authority Revenue Hospital Series A, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,650,000	3,944,409
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A1/AA-	3,500,000	3,510,990
New York State Dormitory Authority Revenues, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,040,000	1,045,928
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,933,896
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,602,750
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,076,280
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,775,444
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,557,210
New York State Dormitory Authority Revenues Secured Hospital Interfaith Medical Center Series D, 5.75% due 2/15/2008 (Insured: FSA)	A1/AA-	2,515,000	2,556,900
New York State Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,275,280
New York State Housing Finance Service Contract Series A, 6.25% due 9/15/2010 pre-refunded 9/15/2007	A1/AAA	1,920,000	1,941,715

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	$710,000	$735,099
Tobacco Settlement Financing Corp. Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	1,190,000	1,191,416
Tobacco Settlement Financing Corp. Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013	A1/AA-	2,800,000	2,846,200
Tobacco Settlement Financing Corp. Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,035,520

NORTH CAROLINA — 1.97%

North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,066,500
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	686,251
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,121,549
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,151,830
North Carolina Municipal Power Agency I Catawba Electric Revenue Refunding, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,547,576
North Carolina Municipal Power Agency I Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	2,505,000	2,694,904
North Carolina Municipal Power Agency I Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,069,950
North Carolina Municipal Power Agency I Catawba Electric Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	3,968,055
North Carolina State Infrastructure, 5.00% due 2/1/2016 (Correctional Facilities Project A)	Aa1/AA+	5,000,000	5,320,200
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,092,088

NORTH DAKOTA — 0.14%

Ward County Health Care Facilities Revenue Trinity Obligated Group, 5.00% due 7/1/2013	NR/BBB+	1,560,000	1,621,823

OHIO — 2.69%

Akron COP Refunding, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,000,000	3,177,540
Akron COP Refunding, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,128,420
Cleveland Cuyahoga County Port Authority Revenue, 6.00% due 11/15/2010	NR/NR	2,815,000	2,921,266
Cuyahoga County GO, 5.60% due 5/15/2013 (Insured: MBIA-IBC)	Aaa/AAA	2,770,000	2,915,259
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,088,030
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,543,626
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	325,000	335,329
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,234,068
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,345,331
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	813,705
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,323,305
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,505,705
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,632,831
Ohio State Unlimited Tax Series A GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,222,700
Plain Local School District, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	824,551
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,012,459

OKLAHOMA — 1.53%

Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA) (ETM)	Aaa/NR	1,340,000	1,345,119
Comanche County Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,265,544

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Comanche County Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	$1,000,000	$1,044,260
Comanche County Hospital Authority Revenue Refunding, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	1,340,000	1,449,813
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,262,136
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (ETM)	Aaa/NR	415,000	426,632
Oklahoma DFA Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	796,595
Oklahoma DFA Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/A-	1,070,000	1,111,666
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,269,554
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,398,349
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,350,000	1,423,602
Oklahoma State Industrial Authority Revenue Health System Obligation A, 6.00% due 8/15/2010 pre-refunded 8/15/2009	Aaa/AAA	190,000	201,759
Oklahoma State Industrial Authority Revenue Health System Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,150,000	2,281,795
Oklahoma State Industrial Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,397,731

OREGON — 0.63%

Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	A1/AA-	4,000,000	4,055,160
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	1,000,000	1,069,910
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2014 (Insured: FGIC)	Aaa/AAA	1,000,000	1,076,570
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,080,560

PENNSYLVANIA — 1.98%

Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project) (1)	Baa1/NR	795,000	816,115
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School Project; Insured: AMBAC)	NR/AAA	1,915,000	2,061,172
Delaware County Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,010,730
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA	1,000,000	1,031,950
Montgomery County Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	551,628
Northampton County Industrial Development Authority, 5.35% due 7/1/2010 (Moravian Hall Square Project; Insured: Radian)	NR/AA	1,200,000	1,201,452
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A1/A+	1,250,000	1,269,937
Philadelphia Gas Works Revenue Fifth Series A-1, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,218,130
Pittsburgh Series A, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,629,394
Pittsburgh Series A, 5.00% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,141,400
Pittsburgh Series A, 5.50% due 9/1/2014 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,128,660
Sayre HFA Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,255,000	1,275,344
Sayre HFA Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,482,894
Sayre HFA Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,069,380

PUERTO RICO — 0.09%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Refunding Series AA, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,017,310

RHODE ISLAND — 0.86%

Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,090,577
Providence Series C GO, 5.50% due 1/15/2012 (Insured: FGIC)	Aaa/AAA	1,880,000	2,029,798
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations Project; Insured MBIA)	Aaa/AAA	1,000,000	1,067,940
Rhode Island State Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,000,000	2,056,180

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Rhode Island State Health & Education Building Corp., 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA+	$1,960,000	$1,992,418
Rhode Island State Health & Education Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA+	1,565,000	1,660,622

SOUTH CAROLINA — 1.65%

Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,069,496
Georgetown County Environmental Improvement Revenue Refunding Series A, 5.70% due 4/1/2014 (International Paper Co. Project)	Baa3/BBB	7,975,000	8,657,022
Greenville County School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,075,030
Greenwood County Hospital Facilities Revenue Refunding, 5.00% due 10/1/2013 (Self Regional Healthcare Project; Insured: FSA)	Aaa/AAA	2,000,000	2,138,920
Greenwood Fifty School Facilities Revenue Refunding School District 50, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aa1/AAA	1,000,000	1,071,990
Greenwood Fifty School Facilities Revenue Refunding School District 50, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aa1/AAA	1,000,000	1,074,670
South Carolina Jobs EDA Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	2,600,000	2,968,576

SOUTH DAKOTA — 0.19%

South Dakota State Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,176,439
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,053,230

TENNESSEE — 0.41%

Franklin County Health & Educational Facilities University of the South, 4.75% due 9/1/2009	NR/A+	1,005,000	1,028,075
Metro Government Nashville Multi Family Refunding, 7.50% due 11/15/2010 pre-refunded 5/15/2010	Aaa/AAA	2,000,000	2,223,460
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,464,651

TEXAS — 15.20%

Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,350,000	1,428,988
Austin Refunding, 5.00% due 3/1/2011	Aa1/AA+	1,000,000	1,047,740
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2013 (Insured: AMBAC)	Aaa/AAA	1,920,000	2,048,006
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,104,582
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,640,354
Bastrop Independent School District, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/AAA	1,390,000	1,294,910
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,077,610
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,845,630
Cedar Hill Independent School District Unrefunded Balance, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	440,000	379,306
Central Texas Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,068,600
Clint Independent School District, 5.50% due 2/15/2012 pre-refunded 2/15/2011 (Guaranty: PSF)	Aaa/AAA	270,000	287,383
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,809,769
Clint Independent School District Unrefunded Balance, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,155,000	1,228,077
Collin County Limited Tax Improvement, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,586,917
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,254,493
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,088,314
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,046,660

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	$4,780,000	$4,974,594
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,257,596
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,028,856
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,467,312
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/NR	3,800,000	3,852,706
Grapevine Colleyville Independent School District, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,207,222
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,007,426
Gulf Coast Waste Disposal Authority Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,042,680
Gulf Coast Waste Disposal Authority Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,051,770
Harlingen Consolidated Independent School District, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	814,005
Harris County GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,660,710
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	552,390
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011 (Teco Project; Insured: AMBAC)	Aaa/AAA	3,385,000	3,527,441
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.00% due 11/15/2015 (Teco Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,586,745
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,265,000	1,342,772
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,615,000
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,113,900
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,838,091
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,057,680
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	1,460,000	1,561,120
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,348,400
Houston Independent School District Pubic West Side Series B, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,593,413
Irving Independent School District GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	659,970
Keller Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,012,987
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,749,225
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,851,864
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,960,404
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,071,565
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,215,055
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	842,887
Lubbock Health Facilities Development Corp. First Mortgage, 6.50% due 7/1/2019 pre-refunded 7/1/2009 (Carillon Project)	NR/AAA	2,000,000	2,130,380
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,556,149
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF) (ETM)	Aaa/NR	1,055,000	1,021,736
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	360,000	348,502
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF) (ETM)	Aaa/NR	570,000	531,742
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	587,015
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	Aa3/AA	700,000	738,157
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	Aa3/AA	740,000	792,910
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks plc)	VMIG1/NR	2,500,000	2,459,900
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	3,000,000	3,219,630
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/NR	6,000,000	6,262,860
Socorro Independent School District Series A, 5.75% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	NR/AAA	1,970,000	2,005,736
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	565,845

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Springhill Courtland Heights Public Facility Corp. Multi Family Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BB	$605,000	$601,806
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,051,810
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2009 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,109,170
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2011 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,450,176
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.25% due 2/15/2017 (Texas Health Resources Systems Project, Insured: MBIA)	Aaa/AAA	5,000,000	5,162,750
Tarrant County Health Facilities Development Corp. Hospital Revenue, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	580,000	587,697
Tarrant County Health Facilities Development Corp. Hospital Revenue, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	650,000	687,206
Tarrant County Health Facilities Development Corp. Hospital Revenue, 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System Project)	A2/NR	730,000	794,503
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,543,890
Texas Municipal Power Agency Revenue B, 0% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	775,990
Texas State Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,947,315
Texas State Public Finance Authority Building Revenue Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation Project; Insured: FSA)	Aaa/AAA	1,000,000	1,052,570
Texas State Public Finance Authority Stephen F. Austin University Financing, 5.00% due 10/15/2014 (Insured: MBIA)	Aaa/NR	1,305,000	1,406,294
Texas State Public Finance Authority Stephen F. Austin University Financing, 5.00% due 10/15/2015 (Insured: MBIA)	Aaa/NR	1,450,000	1,568,624
Tomball Hospital Authority Revenue Refunding, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,496,909
Travis County Health Facilities Development Corp. Revenue, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,116,640
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2007 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,012,190
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2008 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,300,000	2,372,864
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,750,000	3,936,600
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	1,280,000	1,297,523
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,793,449
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,468,623
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,623,591
Wylie Independent School District, 5.00% due 8/15/2011 (Guaranty PSF)	NR/AAA	1,000,000	1,052,030

UTAH — 0.65%

Intermountain Power Agency Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,359,442
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,567,635
Utah State Board of Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	529,003
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,020,100

VIRGINIA — 0.94%

Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC) (ETM)	Aaa/AAA	1,010,000	1,020,524
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	1,070,000	1,103,363
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,130,000	1,188,206
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,195,000	1,277,622
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	Baa1/BBB	1,500,000	1,516,575

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	$1,460,000	$1,576,654
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,105,180

WASHINGTON — 2.87%

Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,006,610
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,139,540
Energy Northwest Washington Electric Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,675,000	1,678,802
Energy Northwest Washington Electric Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,787,016
Energy Northwest Washington Electric Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	714,701
Goat Hill Properties Lease Revenue, 5.00% due 12/1/2012 (Government Office Building Project; Insured: MBIA)	Aaa/AAA	2,055,000	2,182,842
Snohomish County Public Utilities District 1 Electric Revenue, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,370,463
Spokane Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,451,238
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,009,310
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,105,236
Washington State HFA Revenue, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,569,510
Washington State HFA Revenue, 5.00% due 7/1/2013 (Overlake Hospital Medical Center A Project; Credit Support: Assured Guaranty	Aa1/AAA	1,000,000	1,056,480
Washington State Public Power Supply Systems Revenue, 5.40% due 7/1/2012 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	900,000	971,937
Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,028,460
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,023,310
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,587,050
Washington State Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	791,770
Washington State Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,087,492
Washington State Public Power Supply Systems Revenue Refunding Series C, 0% due 7/1/2013 (Insured: MBIA-IBC)	Aaa/AAA	1,760,000	1,374,771
Washington State Public Power Supply Systems Revenue Refunding Series C, 0% due 7/1/2015 (Insured: MBIA-IBC)	Aaa/AAA	3,000,000	2,150,490

WEST VIRGINIA — 0.29%

Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	320,000	325,091
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	Aaa/NR	2,260,000	1,536,484
Pleasants County PCR, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,509,180

WISCONSIN — 0.32%

Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	Ba1/BB-	1,500,000	1,598,235
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,056,340

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WYOMING — 0.34%

West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	$1,615,000	$1,622,397
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,315,275

TOTAL INVESTMENTS — 99.17% (Cost $1,127,537,656)			$1,143,626,392
OTHER ASSETS LESS LIABILITIES — 0.83%			9,518,855

NET ASSETS — 100.00%			$1,153,145,247

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end. See notes to financial statements.
(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 1 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000	$1,013.30	$4.57
Hypothetical*	$1,000	$1,020.39	$4.59

Class C Shares
Actual	$1,000	$1,011.90	$5.99
Hypothetical*	$1,000	$1,018.97	$6.01

Class I Shares
Actual	$1,000	$1,015.00	$2.87
Hypothetical*	$1,000	$1,022.08	$2.88

†	Expenses are equal to the annualized expense ratio for each class (A: 0.91%; C: 1.19%; and I: 0.57%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

# Thornburg Limited Term Municipal Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

**The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.**

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Thornburg Limited Term Municipal Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class I shares decreased by 5 cents to $13.48 during the six months ended March 31, 2007. If you were with us for the entire period, you received dividends of 25.1 cents per share. If you reinvested dividends, you received 25.3 cents per share.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction of yields, many of the bonds in the Fund depreciated in value slightly. The Class I shares of your Fund produced a total return of 1.50% over the six-month period ended March 31, 2007, compared to a 1.56% return for the Lehman Five Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds Rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While this news is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice — two thirds — is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 4% to under 2%, labor cost increases are more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 500 municipal obligations from 46 states. Today, your Fund’s weighted average maturity is 4.3 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also creates a more attractive investing environment.

% of portfolio maturing			Cumulative % Maturing
1 years	=	12.9%	Year 1	=	12.9%
1 to 2 years	=	8.9%	Year 2	=	21.8%
2 to 3 years	=	11.7%	Year 3	=	33.5%
3 to 4 years	=	13.1%	Year 4	=	46.6%
4 to 5 years	=	11.4%	Year 5	=	58.0%
5 to 6 years	=	11.6%	Year 6	=	69.6%
6 to 7 years	=	10.1%	Year 7	=	79.7%
7 to 8 years	=	6.9%	Year 8	=	86.6%
8 to 9 years	=	8.6%	Year 9	=	95.2%
Over 9 years	=	4.8%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/07.

Municipal bond credit quality has continued to improve. Standard and Poor’s upgraded over 1,000 issuers last year and downgraded less than 200. However, we are starting to see some signs of slowing in the torrid pace of tax revenue growth. State tax revenue growth slowed to 4.6% in the 3rd quarter of 2006 from a 9.9% pace the previous year. Some areas, such as the Great Lakes region, have been particularly hard hit by the recent slowdown. Other, faster growth areas, have experienced recent declines in real estate values. Since property taxes are a fundamental revenue source for municipal bond finance, we will watch this trend closely. We believe that the credit challenges facing municipal bond issuers will be greater over the next few years than they have been over the last few years. For that reason, we have 92% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $ 1,127,537,656)	$1,143,626,392
Cash	403,590
Receivable for investments sold	370,000
Receivable for fund shares sold	1,538,284
Interest receivable	15,218,148
Prepaid expenses and other assets	35,175

Total Assets	1,161,191,589

LIABILITIES
Payable for securities purchased	3,689,974
Payable for fund shares redeemed	2,489,435
Payable to investment advisor and other affiliates (Note 3)	728,465
Accounts payable and accrued expenses	233,317
Dividends payable	905,151

Total Liabilities	8,046,342

NET ASSETS	$1,153,145,247

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,004)
Net unrealized appreciation on investments	16,088,736
Accumulated net realized gain (loss)	(9,994,449)
Net capital paid in on shares of beneficial interest	1,147,052,964

$1,153,145,247

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($760,477,799 applicable to 56,423,212 shares of beneficial interest outstanding—Note 4)	$13.48

Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.69

Class C Shares:
Net asset value and offering price per share * ($91,680,697 applicable to 6,789,854 shares of beneficial interest outstanding—Note 4)	$13.50

Class I Shares:
Net asset value, offering and redemption price per share ($300,986,751 applicable to 22,328,868 shares of beneficial interest outstanding—Note 4)	$13.48

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF O PERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 4,584,425)	$25,416,536

EXPENSES:
Investment advisory fees (Note 3)	2,520,492
Administration fees (Note 3)
Class A Shares	497,378
Class C Shares	61,500
Class I Shares	71,873
Distribution and service fees (Note 3)
Class A Shares	994,756
Class C Shares	490,634
Transfer agent fees
Class A Shares	225,180
Class C Shares	36,770
Class I Shares	55,925
Registration and filing fees
Class A Shares	20,365
Class C Shares	10,671
Class I Shares	11,932
Custodian fees (Note 3)	145,982
Professional fees	31,040
Accounting fees	45,510
Trustee fees	12,850
Other expenses	58,083

Total Expenses	5,290,941
Less:
Distribution and service fees waived (Note 3)	(245,317)
Fees paid indirectly (Note 3)	(9,932)

Net Expenses	5,035,692

Net Investment Income	$20,380,844

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	(488,175)
Net change in unrealized appreciation (depreciation) of Investments	(4,087,711)

Net Realized and Unrealized Loss on Investments	(4,575,886)

Net Increase in Net Assets Resulting From Operations	$15,804,958

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund	(Unaudited	)*

	* Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$20,380,844	$42,819,933
Net realized loss on investments	(488,175)	(3,027,220)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(4,087,711)	(3,959,006)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,804,958	35,833,707

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,488,462)	(28,968,791)
Class C Shares	(1,528,058)	(3,602,082)
Class I Shares	(5,364,324)	(10,249,060)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(69,629,187)	(129,601,272)
Class C Shares	(13,372,039)	(34,410,880)
Class I Shares	16,219,972	(3,124,294)

Net Decrease in Net Assets	(71,357,140)	(174,122,672)

NET ASSETS:
Beginning of period	1,224,502,387	1,398,625,059

End of period	$1,153,145,247	$1,224,502,387

See notes to financial statements.

NOTES TO FINANCIAL STATEMENT S

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the distributor has advised the Fund that it earned commissions aggregating $1,710 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,315 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed ..25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $245,317 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $9,932. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,700,876	$36,453,305	7,002,507	$94,383,822
Shares issued to shareholders in reinvestment of dividends	675,205	9,114,330	1,451,447	19,553,941
Shares repurchased	(8,532,134)	(115,196,822)	(18,068,444)	(243,539,035)

Net Increase (Decrease)	(5,156,053)	$(69,629,187)	(9,614,490)	$(129,601,272)

Class C Shares
Shares sold	244,261	$3,303,495	720,729	$9,723,762
Shares issued to shareholders in reinvestment of dividends	74,952	1,013,629	179,128	2,417,463
Shares repurchased	(1,307,728)	(17,689,163)	(3,447,634)	(46,552,105)

Net Increase (Decrease)	(988,515)	$(13,372,039)	(2,547,777)	$(34,410,880)

Class I Shares
Shares sold	4,048,622	$54,646,772	6,913,539	$93,207,821
Shares issued to shareholders in reinvestment of dividends	300,579	4,058,177	583,980	7,867,045
Shares repurchased	(3,146,372)	(42,484,977)	(7,732,221)	(104,199,160)

Net Increase (Decrease)	1,202,829	$16,219,972	(234,702)	$(3,124,294)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $72,026,304 and $136,211,564, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,127,543,072

Gross unrealized appreciation on a tax basis	$17,707,029
Gross unrealized depreciation on a tax basis	(1,623,709)

Net unrealized appreciation (depreciation) on investments (tax basis)	$16,083,320

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614
2014	2,276,927

$6,885,797

As of March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $2,615,061. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINAN CIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund	(Unaudited	)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class I Shares:			2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.53		$13.59	$13.83	$13.68		$14.01	$13.65	$13.44

Income from investment operations:
Net investment income	0.25		0.49	0.44	0.11		0.44	0.49	0.57
Net realized and unrealized gain (loss) on investments	(0.05)		(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

Total from investment operations	0.20		0.43	0.20	0.26		0.11	0.85	0.78

Less dividends from:
Net investment income	(0.25)		(0.49)	(0.44)	(0.11)		(0.44)	(0.49)	(0.57)

Change in net asset value	(0.05)		(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

NET ASSET VALUE, end of period	$13.48		$13.53	$13.59	$13.83		$13.68	$14.01	$13.65

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.50%		3.22%	1.50%	1.87%		0.80%	6.36%	5.91%
Ratios to average net assets:
Net investment income	3.73	%(b)	3.62%	3.25%	3.02	%(b)	3.18%	3.54%	4.18%
Expenses, after expense reductions	0.57	%(b)	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.60%
Expenses, after expense reductions and net of custody credits	0.57	%(b)	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.60%
Expenses, before expense reductions	0.57	%(b)	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.62%

Portfolio turnover rate	6.23%		23.02%	27.80%	4.57%		21.37%	15.81%	19.59%

Net assets at end of period (000)	$300,987		$285,878	$290,369	$238,589		$222,760	$197,367	$123,652

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.43%

Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	$2,990,000	$3,002,947
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (AAF McQuay Project; LOC: PNC Bank)	NR/NR	1,920,000	1,920,998

ALASKA — 0.88%

Alaska Energy Authority Power Revenue Refunding, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric Project; Insured: FSA)	Aaa/AAA	955,000	1,039,460
Alaska Municipal Bond Bank Refunding Series One, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,264,993
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,202,140
Anchorage Ice Rink Revenue, 6.375% due 1/1/2020 pre-refunded 7/1/2010	NR/NR	1,000,000	1,077,700
North Slope Boro Revenue Refunding Series A, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,516,630

ARIZONA — 1.05%

Glendale Industrial Development Authority Refunding, 5.00% due 5/15/2015 (Midwestern University Project) (1)	NR/A-	1,000,000	1,063,960
Glendale Industrial Development Authority Refunding, 5.00% due 5/15/2016 (Midwestern University Project) (1)	NR/A-	1,000,000	1,068,130
Glendale Industrial Development Authority Refunding, 5.00% due 5/15/2017 (Midwestern University Project) (1)	NR/A-	1,440,000	1,541,016
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,347,522
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	995,000	1,062,113
Pima County Industrial Development Authority Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	390,000	400,978
Pima County Industrial Development Authority Revenue Refunding Series A, 5.45% due 4/1/2010 (Insured: MBIA)	Aaa/AAA	2,060,000	2,103,590
Show Low Industrial Development Authority Hospital Revenue Series A, 5.25% due 12/1/2010 (Navapache Regional Medical Center Project; Insured: ACA)	NR/A	1,000,000	1,027,660
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	536,615

ARKANSAS — 0.60%

Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,008,220
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,046,000
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,136,845
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,749,186

CALIFORNIA — 1.77%

California HFA Revenue Refunding Series B, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,709,080
California State Department of Transportation COP Refunding Series A, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,021,160
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A1/A-	2,600,000	2,808,832
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A1/A-	2,550,000	2,831,954
Escondido Unified High School District, 5.60% due 11/1/2009 (Insured: MBIA) (ETM) (2)	Aaa/AAA	1,250,000	1,277,000
Northern California Power Agency Public Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	A2/BBB+	6,100,000	6,104,880

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Ontario Montclair School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	$1,655,000	$1,655,099
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	425,038
South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,587,675

COLORADO — 5.00%

Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,310,000	1,383,412
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,345,000	1,426,763
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,380,000	1,467,216
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,530,000	1,644,536
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,565,000	1,687,352
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,005,190
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	12,365,000	12,646,180
Colorado Department of Transportation Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,542,105
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project) (ETM)	NR/BBB+	685,000	688,192
Colorado HFA, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,735,065
Colorado HFA, 5.25% due 10/1/2026 pre-refunded 10/1/2008 (Childrens Hospital Project; Insured: MBIA)	Aaa/AAA	2,295,000	2,320,796
Cordillera Mountain Metropolitan District Series B GO, 6.20% due 12/1/2020 pre-refunded 12/01/2010	NR/NR	1,080,000	1,161,799
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: XLCA)	Aaa/AAA	3,000,000	3,281,040
Denver Convention Center Hotel, 5.25% due 12/1/2015 (Insured: XLCA)	Aaa/AAA	5,000,000	5,496,850
Denver Convention Center Hotel Authority Revenue Series A, 5.00% due 12/1/2011 (Insured: XLCA) (ETM)	Aaa/AAA	3,335,000	3,516,257
Highlands Ranch Metropolitan District 2 GO, 6.50% due 6/15/2012 (Insured: FSA) (ETM)	Aaa/AAA	525,000	594,290
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,788,952
Highlands Ranch Metropolitan District 3 Series A GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,554,002
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A	1,000,000	1,003,590
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,646,680
Southlands Metropolitan District 1 Unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,106,230

DELAWARE — 0.56%

Delaware State EDA Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa2/BBB-	2,045,000	2,126,166
Delaware State HFA Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB+	1,275,000	1,329,748
Delaware State HFA Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,454,077
Delaware State HFA Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,529,576

DISTRICT OF COLUMBIA — 2.15%

District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,378,995
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	Aaa/AAA	2,875,000	3,130,329
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	Aaa/AAA	4,125,000	4,515,101
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,528,440
District of Columbia Hospital Revenue Refunding Series A, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,525,467
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,835,360
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,686,445
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,200,162

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
FLORIDA — 5.44%

Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	$5,000,000	$5,169,600
Capital Projects Finance Authority Series F 1, 5.50% due 10/1/2012 (Student Housing Project; Insured: MBIA)	Aaa/AAA	1,820,000	1,957,374
Capital Projects Finance Authority Series F 1, 5.50% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	3,260,000	3,492,079
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	2,190,000	2,251,758
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	3,045,000	3,119,054
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,000,000	7,079,800
Escambia County HFA Revenue, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,575,075
Escambia County HFA Revenue Series C, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	2,755,000	2,813,792
Flagler County School Board COP Series A, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,719,581
Florida State Correctional Privatization Commission COP Series B, 5.00% due 8/1/2015 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,141,460
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2015	NR/AA+	925,000	992,840
Hillsborough County Assessment Revenue, 5.00% due 3/1/2015 (Insured: FGIC)	Aaa/AAA	5,000,000	5,352,850
Hillsborough County Industrial Development Authority PCR, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,410,000	6,679,284
Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2, 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,301,700
Jacksonville HFA Hospital Revenue Charity Obligation Group Series A, 5.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,013,760
Miami Dade County School Board COP Series B, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,073,206
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,060,000	3,161,806
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health System Project) (ETM)	A2/NR	1,395,000	1,468,293
Orange County HFA Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	936,091
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	2,580,000	2,579,458
St. John’s County Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,857,667

GEORGIA — 0.38%

Atlanta Water & Wastewater Revenue Series A, 5.00% due 11/1/2038 pre-refunded 5/1/2009 (Insured: FGIC)	Aaa/AAA	1,015,000	1,045,876
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,159,200
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,131,390

GUAM — 0.09%

Guam Educational Financing Foundation COP Series A, 5.00% due 10/1/2010 (Guam Public Schools Project)	NR/A-	1,000,000	1,036,350

HAWAII — 0.18%

Hawaii State Department of Budget & Finance Special Purpose Revenue Refunding Series A, 4.95% due 4/1/2012 (Hawaiian Electric Company Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,096,460

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IDAHO — 0.27%

Twin Falls Urban Renewal Agency Refunding Series A, 4.95% due 8/1/2014	NR/NR	$1,640,000	$1,627,864
Twin Falls Urban Renewal Agency Refunding Series A, 5.15% due 8/1/2017	NR/NR	1,455,000	1,449,820

ILLINOIS — 10.39%

Bolingbrook Series B, 0% due 1/1/2016 (Insured: MBIA)	Aaa/NR	1,500,000	1,042,470
Bolingbrook Series B, 0% due 1/1/2017 (Insured: MBIA)	Aaa/NR	2,000,000	1,320,640
Champaign County Community School District 116 Series C, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,129,230
Champaign County Community School District 116 Unrefunded Balance Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,140,000	2,004,046
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,119,960
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	845,325
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges Project; Insured: FGIC)	Aaa/AAA	2,670,000	1,873,299
Chicago Gas Supply Revenue Refunding Series B, 4.75% due 3/1/2030 (Peoples Gas Light & Coke Project) (2)	VM1G1/A-	1,500,000	1,535,850
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/NR	1,000,000	1,003,120
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/NR	2,300,000	2,406,030
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	9,092,216
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,156,500
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011	Aaa/AAA	1,070,000	1,156,424
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,354,901
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,282,070
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,163,576
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,033,670
Chicago O’Hare International Airport Revenue Passenger Facility Series A, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,099,910
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,053,120
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,171,180
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,103,360
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,019,471
Cook County Community Consolidated School District 146 GO, 9.00% due 12/1/2016 (Tinley Park Project; Insured: FGIC)	Aaa/NR	2,500,000	3,458,200
Cook County Community Consolidated School District 15 GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,744,480
Cook County Community School District 97 Series B GO, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	2,931,840
Cook County Community School District 99 GO, 9.00% due 12/1/2012 (Insured: FGIC)	Aaa/NR	1,000,000	1,256,610
Cook County Refunding Series A, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,565,806
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,538,500
Hoffman Estates Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Ba1/NR	1,500,000	1,491,210
Illinois DFA Multi Family Housing Revenue Refunding Series A, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	555,000	561,027
Illinois DFA PCR Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,102,390
Illinois DFA Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,823,511
Illinois DFA Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,127,305
Illinois DFA Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,561,290
Illinois HFA Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	923,116
Illinois HFA Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	Aa3/NR	1,290,000	1,317,490
Illinois HFA Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	Aa3/NR	1,375,000	1,435,404
Illinois HFA Revenue, 6.50% due 2/15/2010 (Iowa Health System Project) (ETM)	Aa3/NR	1,465,000	1,558,950
Illinois HFA Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC) (ETM)	Aaa/AAA	1,560,000	1,672,741
Illinois HFA Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,527,255
Illinois HFA Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,103,380

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	$1,040,000	$1,087,944
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	501,620
Illinois State Series A, 5.00% due 10/1/2017	Aa3/AA	2,000,000	2,124,100
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,704,848
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	901,080
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	2,200,000	1,829,322
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,686,270
Metropolitan Pier & Exposition Authority Dedicated State Tax Refunding, 0% due 6/15/2013 (McCormick Project; Insured: MBIA)	Aaa/AAA	1,045,000	820,200
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Series A-2002, 6.00% due 6/15/2007 (McCormick Project; Insured: AMBAC)	Aaa/AAA	3,750,000	3,767,737
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: Bank One N.A.)	NR/AA	1,305,000	1,307,179
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,073,094
State of Illinios Waubonsee Community College District 516 GO, 0% due 12/15/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,260,080
University of Illinois COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,511,670
University of Illinois Revenue Health Services Facilities Series A, 5.80% due 10/1/2018 (Insured: AMBAC)	Aaa/AAA	3,500,000	3,604,300

INDIANA — 7.03%

Allen County Economic Development Revenue, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,131,989
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,419,717
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,190,965
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/AAA	2,390,000	2,506,656
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/AAA	1,275,000	1,347,739
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/AAA	1,000,000	1,069,950
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/AAA	1,480,000	1,588,543
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/AAA	1,520,000	1,629,805
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2016	A3/NR	1,000,000	1,049,020
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,086,720
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	738,973
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	720,324
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	787,503
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,835,000	1,930,420
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,006,148
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	Aaa/AAA	1,755,000	1,883,782
Carmel Redevelopment Authority Lease Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,141,466
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,175,000	1,209,768
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,181,705
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,050,270
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,067,640
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,066,280
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	946,837
Elberfeld J. H. Castle School Building Corp. First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,775,128
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,040
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,077,160

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	NR/A	$1,380,000	$1,401,845
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	715,953
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	811,915
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,550,000	1,561,764
Indiana Multi School Building Corp. Refunding First Mortgage, 5.00% due 7/15/2016 (Insured: MBIA)	Aaa/AAA	5,000,000	5,400,250
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	698,957
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,469,300
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,104,378
Indianapolis Local Public Improvement Bond Series D, 5.00% due 7/1/2016 (Insured: FGIC)	Aaa/AAA	1,030,000	1,107,724
Indianapolis Local Public Improvement Bond Series F, 5.00% due 1/1/2015 (Waterworks Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,077,090
Indianapolis Local Public Improvement Bond Series F, 5.00% due 7/1/2015 (Waterworks Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,079,860
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	879,855
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	478,173
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,288,440
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,347,375
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,127,025
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,220,148
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,229,638
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A Project)	NR/A+	1,660,000	1,762,920
Northwestern School Building Corp. First Mortgage, 5.00% due 7/15/2011 (State Aid Withholding)	NR/AAp	1,240,000	1,300,351
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,298,586
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,155,977
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,282,678
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	725,932
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,445,000	1,554,661
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Aaa/AAA	2,095,000	2,251,119
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,051,227
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,172,931
West Clark 2000 School Building Corp., 5.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,235,000	1,329,231
West Clark 2000 School Building Corp., 5.25% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,305,000	1,412,206
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,449,009
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	Aaa/AAA	2,080,000	2,247,648
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	390,000	393,428

IOWA — 2.80%

Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/AA-	2,900,000	3,018,900
Des Moines Limited Obligation Revenue, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates Project; LOC: Wells Fargo Bank)	NR/NR	2,985,000	2,983,597
Dubuque Community School District Series B, 5.00% due 1/1/2013	A3/NR	1,600,000	1,617,088
Dubuque Community School District Series B, 5.00% due 7/1/2013	A3/NR	1,640,000	1,657,515
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA-	6,650,000	6,791,246
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project) (2)	Aa3/NR	1,825,000	1,912,582
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	Aa3/NR	2,955,000	3,163,534
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services Project; Insured:AMBAC)	Aaa/AAA	3,145,000	3,368,704

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa2/AA-	$1,430,000	$1,448,361
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa2/AA-	3,295,000	3,456,060
Tobacco Settlement Authority, 5.30% due 6/1/2025 pre-refunded 6/1/2011	NR/AAA	2,695,000	2,858,479

KENTUCKY — 1.38%

Kentucky Economic DFA Health Systems Revenue Series C, 5.35% due 10/1/2009 (Norton Healthcare Project; Insured: MBIA) (ETM)	Aaa/AAA	2,835,000	2,948,598
Kentucky Economic DFA Health Systems Revenue Series C, 5.40% due 10/1/2010 (Norton Healthcare Project; Insured: MBIA) (ETM)	Aaa/AAA	3,775,000	3,984,022
Kentucky Economic DFA Health Systems Revenue Unrefunded Balance Series C, 5.35% due 10/1/2009 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,565,000	4,743,492
Kentucky Economic DFA Health Systems Revenue Unrefunded Balance Series C, 5.40% due 10/1/2010 (Norton Healthcare Project; Insured MBIA)	Aaa/AAA	4,055,000	4,275,430

LOUISIANA — 2.48%

England District, 5.00% due 8/15/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	1,039,240
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,530,498
Louisiana Environmental Facilities & Community Development Authority Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa3/NR	1,000,000	991,080
Louisiana Public Facilities Authority Hospital Revenue Series A, 5.50% due 7/1/2010 (Franciscan Missionaries Project; Insured: FSA)	Aaa/AAA	1,000,000	1,051,810
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,026,750
Louisiana Public Facilities Authority Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	975,000	980,714
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,382,450
Louisiana State Correctional Facilities Corp. Lease Revenue Refunding, 5.00% due 12/15/2007 (Insured: Radian)	NR/AA	3,760,000	3,789,178
Louisiana State Office Facilities Corp., 5.50% due 5/1/2013 (Capitol Complex Project; Insured: AMBAC)	Aaa/AAA	1,150,000	1,225,521
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A-1	2,755,000	2,756,543
Louisiana State Series A, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	1,980,000	2,037,202
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,582,974
New Orleans Exhibit Hall Authority Series A, 5.00% due 7/15/2009 (Ernest N. Morial Convention Center Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,056,520
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	2,255,000	2,117,670
St. Tammany Parish Sales Tax, 5.00% due 6/1/2010 (Insured: CIFG)	NR/AAA	1,000,000	1,039,100

MARYLAND — 0.35%

Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	1,000,000	1,131,190
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	2,872,075

MASSACHUSETTS — 3.76%

Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	3,470,000	3,675,528
Massachusetts Development Finance Agency Resource Recovery Revenue Series B, 5.625% due 1/1/2012 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	1,240,000	1,335,802
Massachusetts State Construction Loan Series C, 5.50% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	685,000	754,781
Massachusetts State Construction Loan Series C, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,825,200
Massachusetts State Construction Loan Series D, 6.00% due 11/1/2013 (Berkshire Health Systems; Insured: MBIA)	Aaa/AAA	1,000,000	1,129,570

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Massachusetts State Health & Educational Facilities Authority Revenue Series F, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	$2,345,000	$2,466,401
Massachusetts State Health & Educational Facilities Authority Revenue Series F, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,469,451
Massachusetts State Health & Educational Facilities Authority Revenue Series F, 5.00% due 10/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,215,000	3,426,868
Massachusetts State Health & Educational Facilities Authority Revenue Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,676,862
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/BBB	1,220,000	1,250,671
Massachusetts State Industrial Finance Agency Biomedical A-2, 0% due 8/1/2008	Aa2/AA-	1,000,000	950,790
Massachusetts State Industrial Finance Agency Biomedical A-2, 0% due 8/1/2010	Aa2/AA-	10,000,000	8,802,500
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,036,330
Massachusetts State Refunding GO Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,572,765

MICHIGAN — 2.82%

Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,475,921
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,007,070
Detroit Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,405,084
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,611,675
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,191,200
Michigan HFA Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,007,180
Michigan HFA Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/A-1+	10,000,000	10,101,300
Michigan State COP Series A, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Aaa/AAA	6,000,000	6,287,700
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	2,075,000	2,155,116
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007 (Lutheran Social Services; LOC: First America Bank)	Aa3/NR	1,000,000	1,022,870
Summit Academy North Michigan School District, 8.75% due 7/1/2030 pre-refunded 7/1/2010	NR/NR	1,100,000	1,263,086

MINNESOTA — 0.33%

Dakota County Community Development Agency Multi Family Housing Revenue Refunding Series A, 5.00% due 11/1/2017 (Commons on Marice Project)	NR/NR	1,150,000	1,165,215
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB	1,000,000	1,052,420
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB	1,500,000	1,583,550

MISSISSIPPI — 0.66%

De Soto County School District Trust Certificates, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,030,390
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,097,102
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding, 6.00% due 1/1/2015 (Forrest County General Hospital Project; Insured: FSA)	Aaa/NR	1,365,000	1,467,962
Mississippi State GO, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	3,955,000	4,020,455

MISSOURI — 0.42%

Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa2/NR	1,275,000	1,302,132
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,045,030
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,507,250

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MONTANA — 1.37%

Forsyth PCR Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	$11,440,000	$11,679,325
Forsyth PCR Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa1/BBB+	4,000,000	4,094,840

NEBRASKA — 0.74%

Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,503,248
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,735,971
Omaha Public Power District Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,314,800

NEVADA — 1.13%

Clark County District 121 A Refunding, 5.00% due 12/1/2015 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,128,560
Clark County School District Series D GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,069,320
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,655,000	1,713,372
Nevada Housing Division Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA) (1)	NR/AAA	215,000	214,559
Nevada State Colorado River Commission Power Delivery Series A GO, 7.00% due 9/15/2008 pre- refunded 9/15/2007	Aa1/AA+	840,000	852,566
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,032,700
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,048,030
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,355,482
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,574,480

NEW HAMPSHIRE — 0.39%

Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,590,330
New Hampshire Industrial Development Authority Revenue, 3.75% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,884,982

NEW JERSEY — 3.00%

Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,160,100
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,500,000	1,731,630
New Jersey EDA Retirement Community Revenue Seabrook Village, 5.00% due 11/15/2011	NR/NR	1,000,000	1,020,450
New Jersey EDA Retirement Community Revenue Seabrook Village, 5.00% due 11/15/2014	NR/NR	1,000,000	1,025,620
New Jersey EDA Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,040,160
New Jersey EDA Revenue Cigarette Tax, 5.00% due 6/15/2012 (Insured: FGIC)	Aaa/AAA	7,375,000	7,799,948
New Jersey State Transportation Corp. COP Series A, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,388,454
New Jersey State Transportation Corp. Series A, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,411,650
New Jersey State Transportation Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA) (ETM)	Aaa/AAA	5,000,000	5,426,100
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,035,260
Tobacco Settlement Financing Corp, 6.125% due 6/1/2024	Aaa/AAA	500,000	535,165

NEW MEXICO — 1.99%

Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa2/AA	1,135,000	1,206,335
Belen Consolidated School District No 2 Refunding Series A, 4.00% due 8/1/2007 (Insured: MBIA)	Aaa/NR	1,000,000	1,001,180

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Belen Consolidated School District No 2 Refunding Series A, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	$1,000,000	$1,005,130
Farmington PCR Series A, 3.79% due 5/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	5,800,000	5,800,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,000,000	3,153,660
Gallup PCR Refunding Tri State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,535,029
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,099,444
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,170,460

NEW YORK — 6.58%

Hempstead Town Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2008 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,020,970
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	2,285,000	2,320,212
Metropolitan Transportation Authority Revenue Series B, 5.00% due 11/15/2007	A2/A	5,000,000	5,039,900
Metropolitan Transportation Authority Service Series B, 5.25% due 7/1/2007	A1/AA-	4,535,000	4,552,414
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,052,593
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009 (Insured: FHA)	Aa2/AA	185,000	185,126
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,321,962
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,461,552
New York City Refunding Series B GO, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,073,520
New York City Series G GO, 5.25% due 8/1/2016	A1/AA-	4,000,000	4,084,840
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,162,300
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,631,115
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,332,950
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,667,936
New York State Dormitory Authority Revenue Hospital Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	4,997,107
New York State Dormitory Authority Revenue Hospital Series A, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,650,000	3,944,409
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A1/AA-	3,500,000	3,510,990
New York State Dormitory Authority Revenues, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,040,000	1,045,928
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,933,896
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,602,750
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,076,280
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,775,444
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,557,210
New York State Dormitory Authority Revenues Secured Hospital Interfaith Medical Center Series D, 5.75% due 2/15/2008 (Insured: FSA)	A1/AA-	2,515,000	2,556,900
New York State Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,275,280
New York State Housing Finance Service Contract Series A, 6.25% due 9/15/2010 pre-refunded 9/15/2007	A1/AAA	1,920,000	1,941,715

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	$710,000	$735,099
Tobacco Settlement Financing Corp. Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	1,190,000	1,191,416
Tobacco Settlement Financing Corp. Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013	A1/AA-	2,800,000	2,846,200
Tobacco Settlement Financing Corp. Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,035,520

NORTH CAROLINA — 1.97%

North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,066,500
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	686,251
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,121,549
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,151,830
North Carolina Municipal Power Agency I Catawba Electric Revenue Refunding, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,547,576
North Carolina Municipal Power Agency I Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	2,505,000	2,694,904
North Carolina Municipal Power Agency I Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,069,950
North Carolina Municipal Power Agency I Catawba Electric Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	3,968,055
North Carolina State Infrastructure, 5.00% due 2/1/2016 (Correctional Facilities Project A)	Aa1/AA+	5,000,000	5,320,200
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,092,088

NORTH DAKOTA — 0.14%

Ward County Health Care Facilities Revenue Trinity Obligated Group, 5.00% due 7/1/2013	NR/BBB+	1,560,000	1,621,823

OHIO — 2.69%

Akron COP Refunding, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,000,000	3,177,540
Akron COP Refunding, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,128,420
Cleveland Cuyahoga County Port Authority Revenue, 6.00% due 11/15/2010	NR/NR	2,815,000	2,921,266
Cuyahoga County GO, 5.60% due 5/15/2013 (Insured: MBIA-IBC)	Aaa/AAA	2,770,000	2,915,259
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,088,030
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,543,626
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	325,000	335,329
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,234,068
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,345,331
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	813,705
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,323,305
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,505,705
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,632,831
Ohio State Unlimited Tax Series A GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,222,700
Plain Local School District, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	824,551
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,012,459

OKLAHOMA — 1.53%

Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA) (ETM)	Aaa/NR	1,340,000	1,345,119
Comanche County Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,265,544

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Comanche County Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	$1,000,000	$1,044,260
Comanche County Hospital Authority Revenue Refunding, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	1,340,000	1,449,813
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,262,136
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (ETM)	Aaa/NR	415,000	426,632
Oklahoma DFA Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	796,595
Oklahoma DFA Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/A-	1,070,000	1,111,666
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,269,554
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,398,349
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,350,000	1,423,602
Oklahoma State Industrial Authority Revenue Health System Obligation A, 6.00% due 8/15/2010 pre- refunded 8/15/2009	Aaa/AAA	190,000	201,759
Oklahoma State Industrial Authority Revenue Health System Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,150,000	2,281,795
Oklahoma State Industrial Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,397,731

OREGON — 0.63%

Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	A1/AA-	4,000,000	4,055,160
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	1,000,000	1,069,910
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2014 (Insured: FGIC)	Aaa/AAA	1,000,000	1,076,570
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,080,560

PENNSYLVANIA — 1.98%

Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project) (1)	Baa1/NR	795,000	816,115
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School Project; Insured: AMBAC)	NR/AAA	1,915,000	2,061,172
Delaware County Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,010,730
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA	1,000,000	1,031,950
Montgomery County Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	551,628
Northampton County Industrial Development Authority, 5.35% due 7/1/2010 (Moravian Hall Square Project; Insured: Radian)	NR/AA	1,200,000	1,201,452
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A1/A+	1,250,000	1,269,937
Philadelphia Gas Works Revenue Fifth Series A-1, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,218,130
Pittsburgh Series A, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,629,394
Pittsburgh Series A, 5.00% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,141,400
Pittsburgh Series A, 5.50% due 9/1/2014 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,128,660
Sayre HFA Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,255,000	1,275,344
Sayre HFA Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,482,894
Sayre HFA Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,069,380

PUERTO RICO — 0.09%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Refunding Series AA, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,017,310

RHODE ISLAND — 0.86%

Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,090,577
Providence Series C GO, 5.50% due 1/15/2012 (Insured: FGIC)	Aaa/AAA	1,880,000	2,029,798
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations Project; Insured MBIA)	Aaa/AAA	1,000,000	1,067,940
Rhode Island State Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,000,000	2,056,180

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Rhode Island State Health & Education Building Corp., 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA+	$1,960,000	$1,992,418
Rhode Island State Health & Education Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA+	1,565,000	1,660,622

SOUTH CAROLINA — 1.65%

Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,069,496
Georgetown County Environmental Improvement Revenue Refunding Series A, 5.70% due 4/1/2014 (International Paper Co. Project)	Baa3/BBB	7,975,000	8,657,022
Greenville County School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,075,030
Greenwood County Hospital Facilities Revenue Refunding, 5.00% due 10/1/2013 (Self Regional Healthcare Project; Insured: FSA)	Aaa/AAA	2,000,000	2,138,920
Greenwood Fifty School Facilities Revenue Refunding School District 50, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aa1/AAA	1,000,000	1,071,990
Greenwood Fifty School Facilities Revenue Refunding School District 50, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aa1/AAA	1,000,000	1,074,670
South Carolina Jobs EDA Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre- refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	2,600,000	2,968,576

SOUTH DAKOTA — 0.19%

South Dakota State Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,176,439
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,053,230

TENNESSEE — 0.41%

Franklin County Health & Educational Facilities University of the South, 4.75% due 9/1/2009	NR/A+	1,005,000	1,028,075
Metro Government Nashville Multi Family Refunding, 7.50% due 11/15/2010 pre-refunded 5/15/2010	Aaa/AAA	2,000,000	2,223,460
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,464,651

TEXAS — 15.20%

Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,350,000	1,428,988
Austin Refunding, 5.00% due 3/1/2011	Aa1/AA+	1,000,000	1,047,740
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2013 (Insured: AMBAC)	Aaa/AAA	1,920,000	2,048,006
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,104,582
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,640,354
Bastrop Independent School District, 0% due 2/15/2009 (Guaranty: PSF) Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White	Aaa/AAA	1,390,000	1,294,910
Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,077,610
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,845,630
Cedar Hill Independent School District Unrefunded Balance, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	440,000	379,306
Central Texas Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,068,600
Clint Independent School District, 5.50% due 2/15/2012 pre-refunded 2/15/2011 (Guaranty: PSF)	Aaa/AAA	270,000	287,383
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,809,769
Clint Independent School District Unrefunded Balance, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,155,000	1,228,077
Collin County Limited Tax Improvement, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,586,917
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,254,493
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,088,314
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,046,660

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	$4,780,000	$4,974,594
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,257,596
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,028,856
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,467,312
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/NR	3,800,000	3,852,706
Grapevine Colleyville Independent School District, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,207,222
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,007,426
Gulf Coast Waste Disposal Authority Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems
Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,042,680
Gulf Coast Waste Disposal Authority Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems
Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,051,770
Harlingen Consolidated Independent School District, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	814,005
Harris County GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,660,710
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due
6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	552,390
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011
(Teco Project; Insured: AMBAC)	Aaa/AAA	3,385,000	3,527,441
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.00% due 11/15/2015
(Teco Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,586,745
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,265,000	1,342,772
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,615,000
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,113,900
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,838,091
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,057,680
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	1,460,000	1,561,120
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,348,400
Houston Independent School District Pubic West Side Series B, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,593,413
Irving Independent School District GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	659,970
Keller Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,012,987
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,749,225
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,851,864
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,960,404
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,071,565
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,215,055
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	842,887
Lubbock Health Facilities Development Corp. First Mortgage, 6.50% due 7/1/2019 pre-refunded 7/1/2009 (Carillon Project)	NR/AAA	2,000,000	2,130,380
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,556,149
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF) (ETM)	Aaa/NR	1,055,000	1,021,736
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	360,000	348,502
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF) (ETM)	Aaa/NR	570,000	531,742
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	587,015
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	Aa3/AA	700,000	738,157
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	Aa3/AA	740,000	792,910
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks plc)	VMIG1/NR	2,500,000	2,459,900
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	3,000,000	3,219,630
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/NR	6,000,000	6,262,860
Socorro Independent School District Series A, 5.75% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	NR/AAA	1,970,000	2,005,736
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	565,845

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Springhill Courtland Heights Public Facility Corp. Multi Family Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BB	$605,000	$601,806
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,051,810
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2009 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,109,170
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2011 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,450,176
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.25% due 2/15/2017 (Texas Health Resources Systems Project, Insured: MBIA)	Aaa/AAA	5,000,000	5,162,750
Tarrant County Health Facilities Development Corp. Hospital Revenue, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	580,000	587,697
Tarrant County Health Facilities Development Corp. Hospital Revenue, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	650,000	687,206
Tarrant County Health Facilities Development Corp. Hospital Revenue, 6.10% due 11/15/2011 pre- refunded 11/15/2010 (Adventist/Sunbelt Health System Project)	A2/NR	730,000	794,503
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,543,890
Texas Municipal Power Agency Revenue B, 0% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	775,990
Texas State Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,947,315
Texas State Public Finance Authority Building Revenue Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation Project; Insured: FSA)	Aaa/AAA	1,000,000	1,052,570
Texas State Public Finance Authority Stephen F. Austin University Financing, 5.00% due 10/15/2014 (Insured: MBIA)	Aaa/NR	1,305,000	1,406,294
Texas State Public Finance Authority Stephen F. Austin University Financing, 5.00% due 10/15/2015 (Insured: MBIA)	Aaa/NR	1,450,000	1,568,624
Tomball Hospital Authority Revenue Refunding, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,496,909
Travis County Health Facilities Development Corp. Revenue, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,116,640
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2007 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,012,190
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2008 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,300,000	2,372,864
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,750,000	3,936,600
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	1,280,000	1,297,523
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,793,449
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,468,623
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,623,591
Wylie Independent School District, 5.00% due 8/15/2011 (Guaranty PSF)	NR/AAA	1,000,000	1,052,030

UTAH — 0.65%

Intermountain Power Agency Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,359,442
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,567,635
Utah State Board of Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	529,003
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,020,100

VIRGINIA — 0.94%

Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC) (ETM)	Aaa/AAA	1,010,000	1,020,524
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	1,070,000	1,103,363
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,130,000	1,188,206
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,195,000	1,277,622
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	Baa1/BBB	1,500,000	1,516,575

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	$1,460,000	$1,576,654
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,105,180

WASHINGTON — 2.87%

Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,006,610
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,139,540
Energy Northwest Washington Electric Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,675,000	1,678,802
Energy Northwest Washington Electric Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,787,016
Energy Northwest Washington Electric Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	714,701
Goat Hill Properties Lease Revenue, 5.00% due 12/1/2012 (Government Office Building Project; Insured: MBIA)	Aaa/AAA	2,055,000	2,182,842
Snohomish County Public Utilities District 1 Electric Revenue, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,370,463
Spokane Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,451,238
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,009,310
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,105,236
Washington State HFA Revenue, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,569,510
Washington State HFA Revenue, 5.00% due 7/1/2013 (Overlake Hospital Medical Center A Project; Credit Support: Assured Guaranty	Aa1/AAA	1,000,000	1,056,480
Washington State Public Power Supply Systems Revenue, 5.40% due 7/1/2012 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	900,000	971,937
Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,028,460
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,023,310
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,587,050
Washington State Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	791,770
Washington State Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,087,492
Washington State Public Power Supply Systems Revenue Refunding Series C, 0% due 7/1/2013 (Insured: MBIA-IBC)	Aaa/AAA	1,760,000	1,374,771
Washington State Public Power Supply Systems Revenue Refunding Series C, 0% due 7/1/2015 (Insured: MBIA-IBC)	Aaa/AAA	3,000,000	2,150,490

WEST VIRGINIA — 0.29%

Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	320,000	325,091
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	Aaa/NR	2,260,000	1,536,484
Pleasants County PCR, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,509,180

WISCONSIN — 0.32%

Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	Ba1/BB-	1,500,000	1,598,235
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,056,340

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WYOMING — 0.34%

West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	$1,615,000	$1,622,397
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,315,275

TOTAL INVESTMENTS — 99.17% (Cost $ 1,127,537,656)			$1,143,626,392
OTHER ASSETS LESS LIABILITIES — 0.83%			9,518,855

NET ASSETS — 100.00%			$1,153,145,247

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end. See notes to financial statements.
(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class I Shares
Actual	$1,000	$1,015.00	$2.87
Hypothetical*	$1,000	$1,022.08	$2.88

†	Expenses are equal to the annualized expense ratio for Class I shares (0.57%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company: TM

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg California Limited Term Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

**The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.**

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining as high a level of current income exempt from Federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

Thornburg California Limited Term Municipal Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 6 cents to $12.71 during the six months ended March 31, 2007. If you were with us for the entire period, you received dividends of 21.3 cents per share. If you reinvested dividends, you received 21.4 cents per share. Investors who owned Class C shares received dividends of 19.7 and 19.8 cents per share, respectively.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction of yields, many of the bonds in the Fund depreciated in value slightly. The Class A shares of your Fund produced a total return of 1.20% (at NAV) over the six-month period ended March 31, 2007, compared to a 1.56% return for the Lehman Five Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds Rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While the news there is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice – two thirds – is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 4% to under 2%, labor cost increases are more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 90 municipal obligations from all over California. Today, your Fund’s weighted average maturity is 4.3 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also creates a more attractive investing environment.

% of portfolio maturing			Cumulative% maturing
1 years	=	11.3%	Year 1	=	11.3%
1 to 2 years	=	7.1%	Year 2	=	18.4%
2 to 3 years	=	13.7%	Year 3	=	32.1%
3 to 4 years	=	9.4%	Year 4	=	41.5%
4 to 5 years	=	14.2%	Year 5	=	55.7%
5 to 6 years	=	8.3%	Year 6	=	64.0%
6 to 7 years	=	12.0%	Year 7	=	76.0%
7 to 8 years	=	9.8%	Year 8	=	85.8%
8 to 9 years	=	7.7%	Year 9	=	93.5%
Over 9 years	=	6.5%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/07.

California has benefited from a strong economy and made steady progress in reducing the State’s structural budget imbalance. The improved finances have enabled the State to benefit from several rating agency upgrades. However, state and local revenues are heavily dependant on a strong housing market, personal income tax collections, and capital gains from stock options. Tax revenues have slowed recently, and, as of February 2007, are $847 billion behind budget projections. Debt levels have risen recently, but are still moderate. That may change when the $43 billion in debt that voters recently approved gets issued. We will watch this trend closely. We believe that the credit challenges facing California municipal bond issuers will be greater over the next few years than they have been over the last few years. For that reason, we have 92% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $ 112,173,557)	$1 13,645,439
Cash	284,480
Receivable for investments sold	340,000
Receivable for fund shares sold	376,736
Interest receivable	1,546,389
Prepaid expenses and other assets	8,451

Total Assets	116,201,495

LIABILITIES
Payable for fund shares redeemed	219,424
Payable to investment advisor and other affiliates (Note 3)	80,543
Accounts payable and accrued expenses	44,815
Dividends payable	87,176

Total Liabilities	431,958

NET ASSETS	$115,769,537

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,471,882
Accumulated net realized gain (loss)	(1,114,658)
Net capital paid in on shares of beneficial interest	115,412,313

$115,769,537

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($74,056,383 applicable to 5,824,708 shares of beneficial interest outstanding - Note 4)	$12.71
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.90

Class C Shares:
Net asset value and offering price per share* ($14,753,364 applicable to 1,159,487 shares of beneficial interest outstanding - Note 4)	$12.72

Class I Shares:
Net asset value, offering and redemption price per share ($26,959,790 applicable to 2,118,381 shares of beneficial interest outstanding - Note 4)	$12.73

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT’S OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $506,021)	$2,587,861

EXPENSES:
Investment advisory fees (Note 3)	298,370
Administration fees (Note 3)
Class A Shares	47,965
Class C Shares	9,645
Class I Shares	6,793
Distribution and service fees (Note 3)
Class A Shares	95,930
Class C Shares	76,956
Transfer agent fees
Class A Shares	20,291
Class C Shares	9,924
Class I Shares	10,347
Registration and filing fees
Class A Shares	32
Class C Shares	32
Class I Shares	32
Custodian fees (Note 3)	31,117
Professional fees	11,257
Accounting fees	4,937
Trustee fees	944
Other expenses	10,536

Total Expenses	635,108
Less:
Expenses reimbursed by investment advisor (Note 3)	(23,945)
Distribution and service fees waived (Note 3)	(38,478)
Fees paid indirectly (Note 3)	(6,273)

Net Expenses	566,412

Net Investment Income	2,021,449

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	(40,581)
Net change in unrealized appreciation (depreciation) of Investments	(466,880)

Net Realized and Unrealized Loss on Investments	(507,461)

Net Increase in net Assets Resulting From operations	$1,513,988

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	* Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATION:
Net investment income	$2,021,449	$4,438,506
Net realized loss on investments	(40,581)	(480,334)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(466,880)	11,918

Net Increase (Decrease) in Net Assets Resulting from operations	1,513,988	3,970,090

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,284,066)	(2,931,630)
Class C Shares	(238,997)	(529,444)
Class I Shares	(498,386)	(977,432)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(6,204,996)	(30,148,546)
Class C Shares	(1,981,543)	(3,174,793)
Class I Shares	(1,260,154)	(2,450,712)

Net Decrease in Net Assets	(9,954,154)	(36,242,467)

NET ASSETS:
Beginning of period	125,723,691	161,966,158

End of period	$115,769,537	$125,723,691

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $9,968 for Class A shares, $7,811 for Class C shares, and $6,166 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $1,759 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $624 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $38,478 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $6,273. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	266,163	$3,391,146	500,010	$6,354,937
Shares issued to shareholders in reinvestment of dividends	66,452	846,384	157,167	1,996,487
Shares repurchased	(819,338)	(10,442,526)	(3,033,930)	(38,499,970)

Net Increase (Decrease)	(486,723)	$(6,204,996)	(2,376,753)	$(30,148,546)

Class C Shares
Shares sold	34,304	$437,098	144,307	$1,835,245
Shares issued to shareholders in reinvestment of dividends	14,308	182,381	30,762	391,006
Shares repurchased	(203,908)	(2,601,022)	(424,743)	(5,401,044)

Net Increase (Decrease)	(155,296)	$(1,981,543)	(249,674)	$(3,174,793)

Class I Shares
Shares sold	327,072	$4,170,385	917,264	$11,673,302
Shares issued to shareholders in reinvestment of dividends	32,212	410,713	61,670	784,049
Shares repurchased	(457,780)	(5,841,252)	(1,171,724)	(14,908,063)

Net Increase (Decrease)	(98,496)	$(1,260,154)	(192,790)	$(2,450,712)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,821,021 and $13,139,780, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$112,173,557

Gross unrealized appreciation on a tax basis	$1,627,592
Gross unrealized depreciation on a tax basis	(155,710)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,471,882

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844
2014	148,124

$602,529

At March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $471,548. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 15, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30,		Year Ended June 30,
Class A Shares:			2006	2005	2004(c)		2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.77		$12.79	$13.02	$12.87		$13.20	$12.96	$12.79

Income from investment operations:
Net investment income	0.21		0.40	0.36	0.08		0.35	0.38	0.46
Net realized and unrealized gain (loss) on investments	(0.06)		(0.02)	(0.23)	0.15		(0.33)	0.24	0.17

Total from investment operations	0.15		0.38	0.13	0.23		0.02	0.62	0.63

Less dividends from:
Net investment income	(0.21)		(0.40)	(0.36)	(0.08)		(0.35)	(0.38)	(0.46)

Change in net asset value	(0.06)		(0.02)	(0.23)	0.15		(0.33)	0.24	0.17

NET ASSET VALUE, end of period	$12.71		$12.77	$12.79	$13.02		$12.87	$13.20	$12.96

RATIOS/SUPPLEMENTAL DATA
Total return(a)	1.20%		3.06%	0.98%	1.81%		0.13%	4.83%	5.03%
Ratios to average net assets:
Net investment income	3.35	%(b)	3.17%	2.75%	2.53	%(b)	2.66%	2.87%	3.58%
Expenses, after expense reductions	1.00	%(b)	0.92%	1.00%	0.99	%(b)	0.99%	0.99%	1.00%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.87%	0.99%	0.99	%(b)	0.99%	0.99%	0.99%
Expenses, before expense reductions	1.03	%(b)	1.01%	1.02%	1.05	%(b)	1.04%	1.02%	1.01%

Portfolio turnover rate	7.61%		25.77%	26.33%	4.18%		23.80%	26.03%	25.16%

Net assets at end of period (000)	$74,056		$80,589	$111,102	$134,588		$131,158	$149,269	$115,237

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class C Shares:			2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.78		$12.80	$13.03	$12.88		$13.21	$12.97	$12.80

Income from investment operations:
Net investment income	0.20		0.37	0.32	0.07		0.32	0.34	0.41
Net realized and unrealized gain (loss) on investments	(0.06)		(0.02)	(0.23)	0.15		(0.33)	0.24	0.17

Total from investment operations	0.14		0.35	0.09	0.22		(0.01)	0.58	0.58

Less dividends from:
Net investment income	(0.20)		(0.37)	(0.32)	(0.07)		(0.32)	(0.34)	(0.41)

Change in net asset value	(0.06)		(0.02)	(0.23)	0.15		(0.33)	0.24	0.17

NET ASSET VALUE, end of period	$12.72		$12.78	$12.80	$13.03		$12.88	$13.21	$12.97

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.08%		2.80%	0.73%	1.75%		(0.12)%	4.51%	4.60%
Ratios to average net assets:
Net investment income	3.10	%(b)	2.92%	2.50%	2.28	%(b)	2.41%	2.56%	3.15%
Expenses, after expense reductions	1.25	%(b)	1.18%	1.25%	1.24	%(b)	1.24%	1.30%	1.38%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.13%	1.24%	1.24	%(b)	1.24%	1.30%	1.37%
Expenses, before expense reductions	1.85	%(b)	1.83%	1.82%	1.87	%(b)	1.86%	1.80%	1.86%

Portfolio turnover rate	7.61%		25.77%	26.33%	4.18%		23.80%	26.03%	25.16%

Net assets at end of period (000)	$14,753		$16,801	$20,021	$21,941		$22,363	$22,487	$16,081

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class I Shares:			2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.78		$12.80	$13.03	$12.89		$13.22	$12.97	$12.79

Income from investment operations:
Net investment income	0.23		0.44	0.40	0.09		0.39	0.42	0.51
Net realized and unrealized gain (loss) on investments	(0.05)		(0.02)	(0.23)	0.14		(0.33)	0.25	0.18

Total from investment operations	0.18		0.42	0.17	0.23		0.06	0.67	0.69

Less dividends from:
Net investment income	(0.23)		(0.44)	(0.40)	(0.09)		(0.39)	(0.42)	(0.51)

Change in net asset value	(0.05)		(0.02)	(0.23)	0.14		(0.33)	0.25	0.18

NET ASSET VALUE, end of period	$12.73		$12.78	$12.80	$13.03		$12.89	$13.22	$12.97

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.45%		3.39%	1.31%	1.81%		0.46%	5.27%	5.48%
Ratios to average net assets:
Net investment income	3.67	%(b)	3.50%	3.09%	2.85	%(b)	2.99%	3.20%	3.92%
Expenses, after expense reductions	0.68	%(b)	0.66%	0.68%	0.67	%(b)	0.67%	0.65%	0.66%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.55%	0.67%	0.67	%(b)	0.67%	0.65%	0.65%
Expenses, before expense reductions	0.72	%(b)	0.71%	0.73%	0.77	%(b)	0.78%	0.75%	0.84%

Portfolio turnover rate	7.61%		25.77%	26.33%	4.18%		23.80%	26.03%	25.16%

Net assets at end of period (000)	$26,960		$28,334	$30,843	$25,728		$22,929	$20,592	$10,133

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$450,677
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	473,532
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	386,905
Bay Area Toll Bridge Revenue San Francisco Bay Area Series F, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,266,336
California HFA Revenue Refunding Series B, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,068,000
California HFA Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	685,939
California Mobile Home Park Financing Authority Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	500,000	512,345
California Mobile Home Park Financing Authority Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	570,000	597,719
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,290,000	2,407,729
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 5.00% due 6/1/2018 put 6/1/2008	NR/BBB	1,100,000	1,109,504
California State Department of Transportation COP Refunding Series A, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	2,000,000	2,042,320
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,143,360
California State Department of Water Resources Subseries F-5, 3.70% due 5/1/2022 put 4/2/2007 (daily demand notes)	VMIG1/A-1+	900,000	900,000
California State GO, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,038,660
California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	604,246
California State GO, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,250,000	1,363,925
California State GO, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	231,789
California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,285,930
California State GO Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA+	1,000,000	1,010,550
California State GO Economic Recovery Series A, 5.25% due 7/1/2013	Aa3/AA+	2,500,000	2,715,850
California State Public Works Board Lease Revenue, 5.00% due 1/1/2015 (Department of Corrections Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,165,320
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	780,000	810,872
California State Public Works Board Lease Revenue, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,073,160
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,070,840
California State School Improvement, 3.70% due 5/1/2034 put 4/2/2007 (LOC: Citibank) (daily demand notes)	VMIG1/A-1+	900,000	900,000
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,155,580
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,785,000	2,880,498
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	595,000	602,420
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	765,000	813,470
California Statewide Community Development Authority Series A, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	NR/A	1,215,000	1,283,380
California Statewide Community Development Authority Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,039,560
California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	1,000,000
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	885,917
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2014 (Insured: Radian)	Aa3/AA	670,000	711,942
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2016 (Insured: Radian)	Aa3/AA	735,000	785,134

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	$1,865,000	$1,895,027
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	401,820
Fresno Unified School District Series D, 5.00% due 8/1/2009 (ETM)	Aaa/AAA	545,000	552,919
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	575,000	589,979
High Desert California Mental Health Care, 5.40% due 10/1/2011	NR/NR	2,500,000	2,529,875
Kern High School District, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	182,586
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	549,470
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	853,854
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	450,717
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,482,264
Los Angeles County Capital Asset Leasing Corp., 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,028,120
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,197,070
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA) (AMT)	NR/AAA	495,000	499,242
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,725,350
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,141,040
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	990,000	1,017,789
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,108,230
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	A2/BBB+	360,000	361,832
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A)	A2/BBB+	340,000	341,380
Northern California Power Agency Public Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	A2/BBB+	4,000,000	4,003,200
Norwalk California Redevelopment Agency Refunding Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	625,000	676,319
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	20,000	20,061
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,005,490
Oxnard Financing Authority Solid Waste Refunding, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	2,115,000	2,227,010
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	685,730
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	341,296
Richmond Joint Powers Financing Authority Refunding Lease & Gas Tax Series A, 5.25% due 5/15/2013	NR/BBB	2,000,000	2,018,800
Roseville California Natural Gas Financing Authority, 5.00% due 2/15/2017 (Insured: FSA)	Aa3/AA-	1,000,000	1,078,170
Sacramento California City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,458,304
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	590,352
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	333,066
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	626,574
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,000,000	3,091,620
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	194,653
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	211,845
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	312,732
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	555,000	576,756
San Diego County California COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Aaa/AAA	500,000	523,940
San Diego County California COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa3/BBB-	2,000,000	2,097,800
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone Project)	A1/AA-	1,380,000	1,219,009

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Francisco Laguna Honda Hospital Series I, 5.00% due 6/15/2014 (Insured: FSA)	Aaa/AAA	$2,320,000	$2,496,575
San Jose California Unified School District COP, 5.00% due 6/1/2013 (Insured: FGIC)	Aaa/AAA	1,090,000	1,168,218
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,822,876
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,838,345
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	575,000	609,759
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,060,000	1,143,878
Southern California Public Power Authority, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	350,000	383,443
Southern California Public Power Authority, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	250,000	273,888
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	4,435,000	4,540,464
Sweetwater California Authority Water Revenue, 5.25% due 4/1/2010 (Insured: AMBAC)	Aaa/AAA	1,135,000	1,157,518
Val Verde Unified School District COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Aaa/AAA	445,000	480,369
Val Verde Unified School District COP Series B, 5.00% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	430,000	462,577
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	533,685
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	380,000	394,816
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,159,840
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	256,803
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	104,443
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	457,731
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	684,102
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,001,410

TOTAL INVESTMENTS — 98.17% (Cost $112,173,557)			$113,645,439
OTHER ASSETS LESS LIABILITIES — 1.83%			2,124,098

NET ASSETS — 100.00%			$115,769,537

Footnote Legend

† Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)*

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000	$1,012.00	$4.97
Hypothetical*	$1,000	$1,020.00	$4.99
Class C Shares
Actual	$1,000	$1,010.80	$6.21
Hypothetical*	$1,000	$1,018.75	$6.24
Class I Shares
Actual	$1,000	$1,014.50	$3.36
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)*

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1 -800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

# Thornburg California Limited Term Municipal Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining as high a level of current income exempt from Federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at www.thornburg.com/edelivery

Thornburg California Limited Term Municipal Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class I shares decreased by 5 cents to $12.73 during the six months ended March 31, 2007. If you were with us for the entire period, you received dividends of 23.3 cents per share. If you reinvested dividends, you received 23.5 cents per share.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction of yields, many of the bonds in the Fund depreciated in value slightly. The Class I shares of your Fund produced a total return of 1.45% over the six-month period ended March 31, 2007, compared to a 1.56% return for the Lehman Five Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds Rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While the news there is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice – two thirds – is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 4% to under 2%, labor cost increases are more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 90 municipal obligations from all over California. Today, your Fund’s weighted average maturity is 4.3 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also creates a more attractive investing environment.

% of portfolio maturing	Cumulative % maturing
1 years = 11.3%	Year 1 = 11.3%
1 to 2 years = 7.1%	Year 2 = 18.4%
2 to 3 years = 13.7%	Year 3 = 32.1%
3 to 4 years = 9.4%	Year 4 = 41.5%
4 to 5 years = 14.2%	Year 5 = 55.7%
5 to 6 years = 8.3%	Year 6 = 64.0%
6 to 7 years = 12.0%	Year 7 = 76.0%
7 to 8 years = 9.8%	Year 8 = 85.8%
8 to 9 years = 7.7%	Year 9 = 93.5%
Over 9 years = 6.5%	Over 9 years = 100.0%

Percentages can and do vary. Data as of 3/31/07.

California has benefited from a strong economy and made steady progress in reducing the State’s structural budget imbalance. The improved finances have enabled the State to benefit from several rating agency upgrades. However, state and local revenues are heavily dependant on a strong housing market, personal income tax collections, and capital gains from stock options. Tax revenues have slowed recently, and, as of February 2007, are $847 billion behind budget projections. Debt levels have risen recently, but are still moderate. That may change when the $43 billion in debt that voters recently approved gets issued. We will watch this trend closely. We believe that the credit challenges facing California municipal bond issuers will be greater over the next few years than they have been over the last few years. For that reason, we have 92% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland Co-Portfolio Manager	Josh Gonze Co-Portfolio Manager	Christopher Ihlefeld Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $112,173,557)	$113,645,439
Cash	284,480
Receivable for investments sold	340,000
Receivable for fund shares sold	376,736
Interest receivable	1,546,389
Prepaid expenses and other assets	8,451

Total Assets	116,201,495

LIABILITIES
Payable for fund shares redeemed	219,424
Payable to investment advisor and other affiliates (Note 3)	80,543
Accounts payable and accrued expenses	44,815
Dividends payable	87,176

Total Liabilities	431,958

NET ASSETS	$115,769,537

NET ASSETS CONSIST OF:

Net unrealized appreciation on investments	$1,471,882
Accumulated net realized gain (loss)	(1,114,658)
Net capital paid in on shares of beneficial interest	115,412,313

$115,769,537

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($74,056,383 applicable to 5,824,708 shares of beneficial interest outstanding—Note 4)	$12.71
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.90

Class C Shares:
Net asset value and offering price per share* ($14,753,364 applicable to 1,159,487 shares of beneficial interest outstanding—Note 4)	$12.72

Class I Shares:
Net asset value, offering and redemption price per share ($26,959,790 applicable to 2,118,381 shares of beneficial interest outstanding—Note 4)	$12.73

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 506,021)	$2,587,861

EXPENSES:
Investment advisory fees (Note 3)	298,370
Administration fees (Note 3)
Class A Shares	47,965
Class C Shares	9,645
Class I Shares	6,793
Distribution and service fees (Note 3)
Class A Shares	95,930
Class C Shares	76,956
Transfer agent fees
Class A Shares	20,291
Class C Shares	9,924
Class I Shares	10,347
Registration and filing fees
Class A Shares	32
Class C Shares	32
Class I Shares	32
Custodian fees (Note 3)	31,117
Professional fees	11,257
Accounting fees	4,937
Trustee fees	944
Other expenses	10,536

Total Expenses	635,108
Less:
Expenses reimbursed by investment advisor (Note 3)	(23,945)
Distribution and service fees waived (Note 3)	(38,478)
Fees paid indirectly (Note 3)	(6,273)

Net Expenses	566,412

Net Investment Income	2,021,449

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	(40,581)
Net change in unrealized appreciation (depreciation) of Investments	(466,880)

Net Realized and Unrealized Loss on Investments	(507,461)

Net Increase in Net Assets Resulting From Operations	$1,513,988

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$2,021,449	$4,438,506
Net realized loss on investments	(40,581)	(480,334)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(466,880)	11,918

Net Increase (Decrease) in Net Assets Resulting from Operations	1,513,988	3,970,090

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,284,066)	(2,931,630)
Class C Shares	(238,997)	(529,444)
Class I Shares	(498,386)	(977,432)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(6,204,996)	(30,148,546)
Class C Shares	(1,981,543)	(3,174,793)
Class I Shares	(1,260,154)	(2,450,712)

Net Decrease in Net Assets	(9,954,154)	(36,242,467)

NET ASSETS:
Beginning of period	125,723,691	161,966,158

End of period	$115,769,537	$125,723,691

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $9,968 for Class A shares, $7,811 for Class C shares, and $6,166 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $1,759 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $624 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $38,478 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $6,273. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	266,163	$3,391,146	500,010	$6,354,937
Shares issued to shareholders in reinvestment of dividends	66,452	846,384	157,167	1,996,487
Shares repurchased	(819,338)	(10,442,526)	(3,033,930)	(38,499,970)

Net Increase (Decrease)	(486,723)	$(6,204,996)	(2,376,753)	$(30,148,546)

Class C Shares
Shares sold	34,304	$437,098	144,307	$1,835,245
Shares issued to shareholders in reinvestment of dividends	14,308	182,381	30,762	391,006
Shares repurchased	(203,908)	(2,601,022)	(424,743)	(5,401,044)

Net Increase (Decrease)	(155,296)	$(1,981,543)	(249,674)	$(3,174,793)

Class I Shares
Shares sold	327,072	$4,170,385	917,264	$11,673,302
Shares issued to shareholders in reinvestment of dividends	32,212	410,713	61,670	784,049
Shares repurchased	(457,780)	(5,841,252)	(1,171,724)	(14,908,063)

Net Increase (Decrease)	(98,496)	$(1,260,154)	(192,790)	$(2,450,712)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,821,021 and $13,139,780, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$112,173,557

Gross unrealized appreciation on a tax basis	$1,627,592
Gross unrealized depreciation on a tax basis	(155,710)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,471,882

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844
2014	148,124

$602,529

At March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $471,548. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class I Shares:			2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.78		$12.80	$13.03	$12.89		$13.22	$12.97	$12.79

Income from investment operations:
Net investment income	0.23		0.44	0.40	0.09		0.39	0.42	0.51
Net realized and unrealized gain (loss) on investments	(0.05)		(0.02)	(0.23)	0.14		(0.33)	0.25	0.18

Total from investment operations	0.18		0.42	0.17	0.23		0.06	0.67	0.69

Less dividends from:
Net investment income	(0.23)		(0.44)	(0.40)	(0.09)		(0.39)	(0.42)	(0.51)

Change in net asset value	(0.05)		(0.02)	(0.23)	0.14		(0.33)	0.25	0.18

NET ASSET VALUE, end of period	$12.73		$12.78	$12.80	$13.03		$12.89	$13.22	$12.97

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.45%		3.39%	1.31%	1.81%		0.46%	5.27%	5.48%
Ratios to average net assets:
Net investment income	3.67	%(b)	3.50%	3.09%	2.85	%(b)	2.99%	3.20%	3.92%
Expenses, after expense reductions	0.68	%(b)	0.66%	0.68%	0.67	%(b)	0.67%	0.65%	0.66%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.55%	0.67%	0.67	%(b)	0.67%	0.65%	0.65%
Expenses, before expense reductions	0.72	%(b)	0.71%	0.73%	0.77	%(b)	0.78%	0.75%	0.84%

Portfolio turnover rate	7.61%		25.77%	26.33%	4.18%		23.80%	26.03%	25.16%

Net assets at end of period (000)	$26,960		$28,334	$30,843	$25,728		$22,929	$20,592	$10,133

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$450,677
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	473,532
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	386,905
Bay Area Toll Bridge Revenue San Francisco Bay Area Series F, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,266,336
California HFA Revenue Refunding Series B, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,068,000
California HFA Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	685,939
California Mobile Home Park Financing Authority Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	500,000	512,345
California Mobile Home Park Financing Authority Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	570,000	597,719
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,290,000	2,407,729
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 5.00% due 6/1/2018 put 6/1/2008	NR/BBB	1,100,000	1,109,504
California State Department of Transportation COP Refunding Series A, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	2,000,000	2,042,320
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,143,360
California State Department of Water Resources Subseries F-5, 3.70% due 5/1/2022 put 4/2/2007 (daily demand notes)	VMIG1/A-1+	900,000	900,000
California State GO, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,038,660
California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	604,246
California State GO, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,250,000	1,363,925
California State GO, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	231,789
California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,285,930
California State GO Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA+	1,000,000	1,010,550
California State GO Economic Recovery Series A, 5.25% due 7/1/2013	Aa3/AA+	2,500,000	2,715,850
California State Public Works Board Lease Revenue, 5.00% due 1/1/2015 (Department of Corrections Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,165,320
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	780,000	810,872
California State Public Works Board Lease Revenue, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,073,160
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,070,840
California State School Improvement, 3.70% due 5/1/2034 put 4/2/2007 (LOC: Citibank) (daily demand notes)	VMIG1/A-1+	900,000	900,000
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,155,580
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,785,000	2,880,498
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	595,000	602,420
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	765,000	813,470
California Statewide Community Development Authority Series A, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	NR/A	1,215,000	1,283,380
California Statewide Community Development Authority Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,039,560
California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	1,000,000
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	885,917
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2014 (Insured: Radian)	Aa3/AA	670,000	711,942
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2016 (Insured: Radian)	Aa3/AA	735,000	785,134

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	$1,865,000	$1,895,027
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	401,820
Fresno Unified School District Series D, 5.00% due 8/1/2009 (ETM)	Aaa/AAA	545,000	552,919
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	575,000	589,979
High Desert California Mental Health Care, 5.40% due 10/1/2011	NR/NR	2,500,000	2,529,875
Kern High School District, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	182,586
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	549,470
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	853,854
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	450,717
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,482,264
Los Angeles County Capital Asset Leasing Corp., 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,028,120
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,197,070
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA) (AMT)	NR/AAA	495,000	499,242
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,725,350
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,141,040
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	990,000	1,017,789
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,108,230
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	A2/BBB+	360,000	361,832
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A)	A2/BBB+	340,000	341,380
Northern California Power Agency Public Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	A2/BBB+	4,000,000	4,003,200
Norwalk California Redevelopment Agency Refunding Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	625,000	676,319
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	20,000	20,061
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,005,490
Oxnard Financing Authority Solid Waste Refunding, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	2,115,000	2,227,010
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	685,730
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	341,296
Richmond Joint Powers Financing Authority Refunding Lease & Gas Tax Series A, 5.25% due 5/15/2013	NR/BBB	2,000,000	2,018,800
Roseville California Natural Gas Financing Authority, 5.00% due 2/15/2017 (Insured: FSA)	Aa3/AA-	1,000,000	1,078,170
Sacramento California City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,458,304
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	590,352
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	333,066
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	626,574
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,000,000	3,091,620
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	194,653
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	211,845
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	312,732
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	555,000	576,756
San Diego County California COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Aaa/AAA	500,000	523,940
San Diego County California COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa3/BBB-	2,000,000	2,097,800
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone Project)	A1/AA-	1,380,000	1,219,009

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Francisco Laguna Honda Hospital Series I, 5.00% due 6/15/2014 (Insured: FSA)	Aaa/AAA	$2,320,000	$2,496,575
San Jose California Unified School District COP, 5.00% due 6/1/2013 (Insured: FGIC)	Aaa/AAA	1,090,000	1,168,218
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured:AMBAC)	Aaa/AAA	2,200,000	1,822,876
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,838,345
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured:ACA)	NR/A	575,000	609,759
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured:AMBAC)	Aaa/AAA	1,060,000	1,143,878
Southern California Public Power Authority, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	350,000	383,443
Southern California Public Power Authority, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	250,000	273,888
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	4,435,000	4,540,464
Sweetwater California Authority Water Revenue, 5.25% due 4/1/2010 (Insured:AMBAC)	Aaa/AAA	1,135,000	1,157,518
Val Verde Unified School District COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Aaa/AAA	445,000	480,369
Val Verde Unified School District COP Series B, 5.00% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	430,000	462,577
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	533,685
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	380,000	394,816
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,159,840
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	256,803
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	104,443
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	457,731
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	684,102
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,001,410

TOTAL INVESTMENTS — 98.17% (Cost $ 112,173,557)			$113,645,439
OTHER ASSETS LESS LIABILITIES — 1.83%			2,124,098

NET ASSETS — 100.00%			$115,769,537

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class I Shares
Actual	$1,000	$1,014.50	$3.36
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund • Thornburg Value Fund • Thornburg Core Growth Fund • Thornburg Investment Income Builder Fund	• Thornburg Global Opportunities Fund • Thornburg International Growth Fund • Thornburg Limited Term U.S. Government Fund • Thornburg Limited Term Income Fund

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg Intermediate Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment goal is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

Thornburg Intermediate Municipal Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 7 cents to $13.23 during the six months ended March 31, 2007. If you were with us for the entire period, you received dividends of 25.3 cents per share. If you reinvested dividends, you received 25.5 cents per share. Investors who owned Class C shares received dividends of 25.6 and 23.8 cents per share, respectively.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The Class A shares of your Fund produced a total return of 1.38% (at NAV) over the six-month period ended March 31, 2007, compared to a 1.77% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds Rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While the news there is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice – two thirds – is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 4% to under 2%, labor cost increases are much more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 350 municipal obligations from 45 states. Today, your Fund’s weighted average maturity is 7.54 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also created a more attractive investing environment.

% of portfolio maturing			Cumulative % Maturing
2 years	=	10.9%	Year 2	=	10.9%
2 to 4 years	=	13.9%	Year 4	=	24.8%
4 to 6 years	=	14.3%	Year 6	=	39.1%
6 to 8 years	=	12.3%	Year 8	=	51.4%
8 to 10 years	=	12.3%	Year 10	=	63.7%
10 to 12 years	=	14.0%	Year 12	=	77.7%
12 to 14 years	=	13.6%	Year 14	=	91.3%
14 to 16 years	=	5.1%	Year 16	=	96.4%
16 to 18 years	=	0.4%	Year 18	=	96.8%
Over 18 years	=	3.2%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/07.

Municipal bond credit quality has continued to improve. Standard and Poor’s upgraded over 1,000 issuers last year and downgraded less than 200. However, we are starting to see some signs of slowing in the torrid pace of tax revenue growth. State tax revenue growth slowed to 4.6% in the 3rd quarter of 2006 from a 9.9% pace the previous year. Some areas, such as the Great Lakes region, have been particularly hard hit by the recent slowdown. Other faster growth areas have experienced recent declines in real estate values. Since property taxes are a fundamental revenue source for municipal bond finance, we will watch this trend closely. We believe that the credit challenges facing municipal bond issuers will be greater over the next few years than they have been over the last few years. For that reason, we have 89% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $ 485,231,196)	$502,101,144
Cash	128,116
Receivable for investments sold	262,196
Receivable for fund shares sold	2,085,817
Interest receivable	7,299,794
Prepaid expenses and other assets	37,732

Total Assets	511,914,799

LIABILITIES
Payable for securities purchased	2,574,297
Payable for fund shares redeemed	708,417
Payable to investment advisor and other affiliates (Note 3)	354,730
Accounts payable and accrued expenses	92,048
Dividends payable	558,500

Total Liabilities	4,287,992

NET ASSETS	$507,626,807

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,221)
Net unrealized appreciation on investments	16,869,948
Accumulated net realized gain (loss)	(9,623,463)
Net capital paid in on shares of beneficial interest	500,384,543

$507,626,807

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($356,747,879 applicable to 26,958,217 shares of beneficial interest outstanding — Note 4)	$13.23

Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.50

Class C Shares:
Net asset value and offering price per share * ($53,736,848 applicable to 4,055,631 shares of beneficial interest outstanding — Note 4)	$13.25

Class I Shares:
Net asset value, offering and redemption price per share ($97,142,080 applicable to 7,351,220 shares of beneficial interest outstanding — Note 4)	$13.21

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,181,369)	$12,239,759

EXPENSES:
Investment advisory fees (Note 3)	1,270,979
Administration fees (Note 3)
Class A Shares	226,704
Class C Shares	33,984
Class I Shares	23,094
Distribution and service fees (Note 3)
Class A Shares	453,409
Class C Shares	271,906
Transfer agent fees
Class A Shares	93,260
Class C Shares	16,537
Class I Shares	45,814
Registration and filing fees
Class A Shares	14,060
Class C Shares	10,540
Class I Shares	10,255
Custodian fees (Note 3)	85,579
Professional fees	21,221
Accounting fees	18,830
Trustee fees	5,272
Other expenses	29,719

Total Expenses	2,631,163
Less:
Expenses reimbursed by investment advisor (Note 3)	(78,232)
Distribution and service fees waived (Note 3)	(108,762)
Fees paid indirectly (Note 3)	(7,754)

Net Expenses	2,436,415

Net Investment Income	9,803,344

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	67,321
Net change in unrealized appreciation (depreciation) of Investments	(2,499,244)

Net Realized and Unrealized Loss on Investments	(2,431,923)

Net Increase in Net Assets Resulting From operations	$7,371,421

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$9,803,344	$17,791,019
Net realized gain (loss) on investments	67,321	(346,753)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(2,499,244)	147,221

Net Increase (Decrease) in Net Assets Resulting from Operations	7,371,421	17,591,487

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,923,794)	(12,934,370)
Class C Shares	(969,299)	(1,899,154)
Class I Shares	(1,910,269)	(2,957,495)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(8,219,414)	4,082,240
Class C Shares	(1,502,643)	242,860
Class I Shares	7,993,291	37,459,390

Net Increase (Decrease) in Net Assets	(4,160,707)	41,584,958

NET ASSETS:
Beginning of period	511,787,514	470,202,556

End of period	$507,626,807	$511,787,514

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $10,863 for Class A shares, $59,050 for Class C shares, and $28,319 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $2,285 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,297 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $108,762 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $7,754. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,733,311	$23,002,130	3,869,378	$51,196,659
Shares exchanged from merger	—	—	3,161,332	41,919,263
Shares issued to shareholders in reinvestment of dividends	304,367	4,044,153	561,102	7,415,384
Shares repurchased	(2,658,332)	(35,265,697)	(7,234,114)	(96,449,066)

Net Increase (Decrease)	(620,654)	$(8,219,414)	357,698	$4,082,240

Class C Shares
Shares sold	260,464	$3,460,126	809,528	$10,710,147
Shares issued to shareholders in reinvestment of dividends	47,886	636,324	93,262	1,233,844
Shares repurchased	(421,246)	(5,599,093)	(884,612)	(11,701,131)

Net Increase (Decrease)	(112,896)	$(1,502,643)	18,178	$242,860

Class I Shares
Shares sold	1,529,735	$20,261,919	3,700,160	$48,854,476
Shares issued to shareholders in reinvestment of dividends	98,319	1,302,636	135,815	1,791,684
Shares repurchased	(1,024,221)	(13,571,264)	(998,806)	(13,186,770)

Net Increase (Decrease)	603,833	$7,993,291	2,837,169	$37,459,390

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $30,974,225 and $31,237,322, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$485,229,386

Gross unrealized appreciation on a tax basis	$17,366,831
Gross unrealized depreciation on a tax basis	(495,073)

Net unrealized appreciation (depreciation) on investments (tax basis)	$16,871,758

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$223,208
2008	2,389,396
2009	2,374,508
2011	11,597
2012	4,297,982
2013	59,577

$9,336,268

At March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005, of $356,327. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class A Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.30		$13.33	$13.48	$13.56	$13.67	$13.28

Income from investment operations:
Net investment income	0.25		0.49	0.49	0.52	0.52	0.56
Net realized and unrealized gain (loss) on investments	(0.07)		(0.03)	(0.15)	(0.08)	(0.11)	0.39

Total from investment operations	0.18		0.46	0.34	0.44	0.41	0.95

Less dividends from:
Net investment income	(0.25)		(0.49)	(0.49)	(0.52)	(0.52)	(0.56)

Change in net asset value	(0.07)		(0.03)	(0.15)	(0.08)	(0.11)	0.39

NET ASSET VALUE, end of period	$13.23		$13.30	$13.33	$13.48	$13.56	$13.67

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.38%		3.57%	2.57%	3.29%	3.11%	7.39%
Ratios to average net assets:
Net investment income	3.82	%(b)	3.74%	3.66%	3.83%	3.87%	4.23%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.99%	0.98%	0.99%	0.92%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.98%	0.99%	0.92%
Expenses, before expense reductions	1.00	%(b)	1.00%	1.01%	0.98%	1.00%	1.00%

Portfolio turnover rate	6.23%		18.95%	20.06%	11.81%	15.13%	16.36%

Net assets at end of period (000)	$356,748		$366,702	$362,783	$370,227	$390,080	$414,150

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class C Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.31		$13.34	$13.50	$13.58	$13.69	$13.30

Income from investment operations:
Net investment income	0.24		0.46	0.46	0.48	0.47	0.51
Net realized and unrealized gain (loss) on investments	(0.06)		(0.03)	(0.16)	(0.08)	(0.11)	0.39

Total from investment operations	0.18		0.43	0.30	0.40	0.36	0.90

Less dividends from:
Net investment income	(0.24)		(0.46)	(0.46)	(0.48)	(0.47)	(0.51)

Change in net asset value	(0.06)		(0.03)	(0.16)	(0.08)	(0.11)	0.39

NET ASSET VALUE, end of period	$13.25		$13.31	$13.34	$13.50	$13.58	$13.69

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.34%		3.31%	2.24%	3.02%	2.73%	6.97%
Ratios to average net assets:
Net investment income	3.57	%(b)	3.49%	3.41%	3.57%	3.50%	3.84%
Expenses, after expense reductions	1.24	%(b)	1.24%	1.25%	1.24%	1.35%	1.30%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24%	1.24%	1.24%	1.35%	1.30%
Expenses, before expense reductions	179	%(b)	1.78%	1.80%	1.78%	1.80%	1.80%

Portfolio turnover rate	6.23%		18.95%	20.06%	11.81%	15.13%	16.36%

Net assets at end of period (000)	$53,737		$55,497	$55,382	$57,979	$60,707	$47,155

(a)	Not annualized for periods less than one year.

(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31,		Year ended September 30,
Class I Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.28		$13.31	$13.46	$13.54	$13.65	$13.26

Income from investment operations:
Net investment income	0.27		0.54	0.53	0.56	0.57	0.61
Net realized and unrealized gain (loss) on investments	(0.07)		(0.03)	(0.15)	(0.08)	(0.11)	0.39

Total from investment operations	0.20		0.51	0.38	0.48	0.46	1.00

Less dividends from:
Net investment income	(0.27)		(0.54)	(0.53)	(0.56)	(0.57)	(0.61)

Change in net asset value	(0.07)		(0.03)	(0.15)	(0.08)	(0.11)	0.39

NET ASSET VALUE, end of period	$13.21		$13.28	$13.31	$13.46	$13.54	$13.65

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.54%		3.90%	2.90%	3.61%	3.49%	7.75%
Ratios to average net assets:
Net investment income	4.14	%(b)	4.07%	3.98%	4.12%	4.23%	4.57%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.67%	0.67%	0.62%	0.58%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.67%	0.67%	0.62%	0.58%
Expenses, before expense reductions	0.73	%(b)	0.75%	0.77%	0.75%	0.80%	0.79%

Portfolio turnover rate	6.23%		18.95%	20.06%	11.81%	15.13%	16.36%

Net assets at end of period (000)	$97,142		$89,589	$52,037	$33,079	$19,333	$18,330

(a)	Not annualized for periods less than one year.
(b)	Annualized.

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.06%

Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$827,128
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,678,160
Montgomery Industrial Development Board Refunding, 3.77% due 5/1/2021 put 4/2/2007 (daily demand notes)	Aaa/AAA	2,900,000	2,900,000

ALASKA — 0.63%

Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,640,356
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	540,450

ARIZONA — 1.00%

Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009 (ETM)	Aa3/AAA	1,000,000	1,031,870
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,695,000	2,896,263
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	512,368
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	663,215

ARKANSAS — 0.49%

Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,209,252
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,275,720

CALIFORNIA — 2.94%

California Department of Water Resources Series A, 5.75% due 5/1/2017 pre-refunded 5/1/2012	Aaa/A-	3,000,000	3,325,200
California HFA Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	691,058
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM)	Aaa/AAA	4,500,000	4,542,435
East Palo Alto Public Financing Series A, 5.00% due 10/1/2017 (University Circle Gateway 101 Project; Insured: Radian)	Aa3/AA	770,000	819,927
El Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,139,350
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,206,168
Redwood City Redevelopment Project Area 2a, 0% due 7/15/2023 (Insured: AMBAC)	Aaa/AAA	2,060,000	1,013,747
San Diego County Water Authority Revenue & Refunding Series 1993-A, 5.632% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	501,370
San Jose Unified School District COP, 5.00% due 6/1/2021 (Insured: FGIC)	Aaa/AAA	1,580,000	1,692,496

COLORADO — 6.32%

Adams County Communication Center COP Series A, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,324,000
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,455,000	1,556,283
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,073,370
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	452,628
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,047,370
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	4,000,000	4,090,960
Colorado Educational & Cultural Facilities Refunding, 5.25% due 8/15/2019 (Peak to Peak Charter School Project; Insured: XLCA)	Aaa/AAA	1,475,000	1,587,188

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Cherry Creek Charter School Project)	Baa2/NR	$500,000	$518,485
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/A	1,570,000	1,572,402
Denver City & County COP Series B, 5.00% due 12/1/2011 (Roslyn Fire Station Project)	Aa2/AA	2,465,000	2,592,490
Denver Convention Center Hotel Authority Refunding Series, 5.125% due 12/1/2017 (Insured: XLCA)	Aaa/AAA	4,215,000	4,593,549
El Paso County GO School District 11, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	597,020
Madre Metropolitan District 2 Colorado Series A, 5.375% due 12/1/2026	NR/NR	2,220,000	2,227,304
Murphy Creek Metropolitan District 3 Refunding & Improvement, 6.00% due 12/1/2026	NR/NR	2,000,000	2,097,540
North Range Metropolitan District 1 Colorado, 5.00% due 12/15/2021	NR/A	1,500,000	1,561,965
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	885,385
Plaza Metropolitan District 1 Colorado Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,776,175
Southlands Metropolitan District 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,518,727
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A3/NR	5,000	5,012

DELAWARE — 0.31%

Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,577,220

DISTRICT OF COLUMBIA — 2.25%

District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	2,000,000	2,162,520
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	Aaa/AAA	3,900,000	4,143,906
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	Aaa/AAA	1,000,000	1,056,520
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	615,498
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,439,890

FLORIDA — 11.20%

Broward County HFA Multi Family Housing Revenue, 5.40% due 10/1/2011 (Pembroke Park Apartments Project; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	590,000	600,868
Broward County Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (Wheelabrator South Project)	A3/AA	1,775,000	1,788,508
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	1,240,000	1,282,061
Broward County Resource Recovery Revenue Refunding Series A, 5.50% due 12/1/2008 (Wheelabrator South Project)	A3/AA	500,000	513,270
Broward County School Board Series A, 5.00% due 7/1 /2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,067,870
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,028,200
Collier County HFA Multi Family Revenue A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,034,760
Cooper City Utility Systems Refunding Series A, 0% due 10/1/2013 (Insured: AMBAC)	Aaa/AAA	2,845,000	1,785,977
Crossings at Fleming Island Community Development Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	310,000	329,899
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	2,185,000	2,364,061
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,135,000	1,137,077
Escambia County HFA Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	560,000	580,401
Escambia County HFA Revenue Series C, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	1,000,000	1,021,340
Flagler County School Board COP Series A, 5.00% due 8/1 /2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,708,173
Florida Board of Education Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,082,688
Florida Board of Education GO Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,558,491
Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC: Wachovia Bank)	NR/AA-	1,000,000	999,640

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Housing Finance Corp. Revenue Homeowner Mortgage Series 1,4.80% due 1/1/2016	Aa1/AA	$315,000	$323,121
Florida Housing Finance Corp. Revenue Housing D 1,5.10% due 10/1/2011 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	200,000	202,750
Florida Housing Finance Corp. Revenue Housing D 1,5.40% due 4/1/2014 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	415,000	426,736
Florida State Board of Education Series C, 6.00% due 5/1/2007 (ETM)	NR/NR	300,000	300,435
Florida State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)	Aaa/AAA	220,000	220,354
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment Project)	NR/AA+	2,090,000	2,219,580
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment Project)	NR/AA+	2,255,000	2,386,669
Florida State Department of Environmental Protection Revenue Series A, 5.00% due 7/1/2017 (Florida Forever Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,073,420
Grand Haven Community Development District Florida Special Assessment Series A, 6.90% due 5/1/2019	NR/NR	275,000	275,412
Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)	Aaa/AAA	375,000	383,299
Highlands County Health Facilities Authority Refunding Series A, 5.00% due 11/15/2019 (Adventist Health Hospital Project)	A2/A+	1,100,000	1,150,105
Highlands County Health Facilities Authority Refunding Series A, 5.00% due 11/15/2019 put 11/15/15 (Adventist Health Hospital Project)	A2/A+	1,000,000	1,045,550
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,070,260
Hillsborough County Aviation Authority Revenue Tampa International Airport Series A, 5.25% due 10/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,035,520
Hillsborough County Industrial Development Authority PCR, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	1,000,000	1,042,010
Jacksonville HFA Hospital Revenue, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	1,000,000	1,056,020
Jacksonville Water & Sewer District COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,019,710
Manatee County Florida Revenue Refunding, 5.00% due 10/1/2016 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,310
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	795,000	821,450
Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,079,500
North Miami HFA Revenue, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group Project; LOC: Suntrust Bank)	Aa3/NR	300,000	307,794
Northern Palm Beach County Water Control & Improvement Unit Development 5A, 6.00% due 8/1/2010	NR/NR	440,000	451,022
Orange County HFA Revenue Refunding, 5.125% due 6/1/2014 (Mayflower Retirement Project; Insured: Radian)	NR/AA	1,000,000	1,032,320
Orange County HFA Revenue Refunding, 6.375% due 11/15/2020 pre-refunded 11/15/10 (Adventist Health Systems Project)	A2/NR	1,000,000	1,097,240
Orange County HFA Revenue Unrefunded Balance Series A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	440,000	499,158
Orange County HFA Revenue Unrefunded Balance Series A, 6.25% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	280,000	324,551
Orange County School Board COP Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,627,479
Orange County School Board COP Series A, 5.50% due 8/1/2017 pre-refunded 8/01/2012 (Insured: MBIA)	Aaa/AAA	735,000	798,864
Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	500,000	641,310
Port Everglades Authority Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,649,876
St. John’s County Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,000,000	1,058,500
Tampa Revenue, 5.50% due 11/15/2013 (Catholic Health Systems Project; Insured: MBIA)	Aaa/AAA	1,050,000	1,149,130
Turtle Run Community Development District Water Management Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	820,000	839,893
University of Central Florida COP Convocation Corp. Series A, 5.00% due 10/1/2019 (Insured: FGIC)	Aaa/AAA	1,135,000	1,207,958
USF Financing Corp. COP Master Lease Program Series A, 5.00% due 7/1/2018 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,060,620

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
GEORGIA — 0.05%

Georgia Municipal Electric Authority Power Revenue Unrefunded Balance 2005 Series Y, 10.00% due 1/1/2010	A1/A+	$230,000	$266,977

HAWAII — 1.05%

Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: MBIA)	Aaa/AAA	2,000,000	2,195,120
Hawaii Department of Budget & Finance Co. Series B, 5.75% due 12/1 /2018 (Hawaiian Electric Co.; Insured: AMBAC)	Aaa/AAA	3,000,000	3,160,740

IDAHO — 0.40%

Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co. Project; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,018,640

ILLINOIS — 8.82%

Champaign County Community School District GO Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	683,560
Chicago Housing Authority, 5.00% due 7/1/2008 (ETM)	Aa3/NR	3,020,000	3,068,199
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,261,207
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont Project; Insured: ACA)	NR/A	2,285,000	2,348,957
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	706,927
Cook County Capital Improvement GO, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	505,700
Cook County School District GO Series D, 0% due 12/1/2022	NR/NR	2,000,000	1,025,280
Du Page County School District GO, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	588,183
Freeport GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,614,540
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Adventist Health Group Project; Insured: MBIA)	Aaa/AAA	2,860,000	3,086,912
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	831,390
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,188,698
Illinois Educational Facilities Authority Series B, 5.50% due 5/15/2018 (Midwestern State University Project; Insured: ACA)	NR/A	1,500,000	1,533,615
Illinois Finance Authority, 5.00% due 8/1/2022 (Insured: XLCA) (1)	NR/AAA	1,000,000	1,067,330
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation Project; Insured: Radian)	NR/AA	1,220,000	1,266,018
Illinois HFA, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,090,807
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems Project; Insured: MBIA)	Aaa/AAA	1,370,000	1,491,163
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems Project; Insured: MBIA) (ETM)	Aaa/AAA	230,000	254,681
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems Project; Insured: MBIA)	Aaa/AAA	1,080,000	1,189,944
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare Project)	A2/A	1,250,000	1,341,625
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	950,000	1,015,408
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital Project; Insured: AMBAC)	Aaa/AAA	1,900,000	2,006,894
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,298,930
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	802,037
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,111,466
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project; Insured:ACA)	NR/A	2,400,000	2,581,944
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (VillaVianney Health Care Project; Collateralized: GNMA)	NR/AAA	1,170,000	1,240,797
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (VillaVianney Health Care Project; Collateralized: GNMA)	NR/AAA	1,600,000	1,697,744
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,079,110
University of Illinois Revenue, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,205,713
West Chicago IDRB, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,002,290

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	$1,000,000	$1,047,300
Will County Community School District 365-U, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,516,400

INDIANA — 6.97%

Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	924,795
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,456,056
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,658,373
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2018	A3/NR	1,560,000	1,652,820
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)	Aaa/NR	1,000,000	1,067,570
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,074,450
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,197,091
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,076,120
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,618,944
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,045,209
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	270,000	274,965
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,632,390
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,113,960
Gary Building Corp.- Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	640,000	645,638
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	882,025
Goshen Multi-School Building Corp., 5.20% due 7/15/2007 (Insured: MBIA) (ETM)	Aaa/AAA	485,000	486,959
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,000,000	1,032,030
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	NR/AAA	575,000	580,830
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 pre-refunded 8/15/2010 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,065,700
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,116,823
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,075,092
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	680,733
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension Project)	NR/A+	1,000,000	1,060,730
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension Project)	NR/A+	1,000,000	1,051,730
Portage Township Multi School Building Corp., 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	541,615
Rockport PCR Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,190,000	3,197,528
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A-	1,000,000	1,047,030
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA	1,200,000	1,304,040
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,835,302

IOWA — 1.58%

Coralville COP Series D, 5.25% due 6/ 1 /2022	A2/NR	1,250,000	1,326,475
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,057,860
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,068,590
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services Project)	Aa3/NR	1,000,000	1,091,410
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,139,180
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa2/AA-	1,250,000	1,334,263

KANSAS — 1.11%

Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,200,000	4,508,574

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wyandotte County School District 204 Refunding & Improvement Series A, 5.00% due 9/1/2014 (Insured: FGIC)	Aaa/NR	$1,030,000	$1,112,472

KENTUCKY — 1.00%

Kentucky Economic Development Finance Authority, 5.85% due 10/1/2015 pre-refunded 10/1/2013 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	1,335,000	1,505,119
Kentucky Economic Development Finance Authority Unrefunded Balance, 5.85% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	2,665,000	2,969,503
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank plc)	NR/NR	595,000	613,808

LOUISIANA — 2.14%

Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,641,765
Louisiana Local Government Environment Series A, 4.10% due 9/1/2007 (Bellemont Apartment Housing Project)	Baa3/NR	85,000	85,031
Louisiana Public Facilities Authority, 5.00% due 7/1/2021 (Archdiocese of New Orleans Project; Insured: CIFG)	Aaa/AAA	980,000	1,041,348
Louisiana Public Facilities Authority, 5.00% due 7/1/2023 (Archdiocese of New Orleans Project; Insured: CIFG)	Aaa/AAA	1,000,000	1,059,180
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa3/BBB	3,000,000	3,169,710
New Orleans Sewer Service Revenue, 5.50% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,050,620
Orleans Levee District Trust Receipts Series A, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	360,000	364,514
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	NR/AAA	1,300,000	1,399,216
St.Tammany Parish Sales Tax District No. 03 Sales & Use Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	NR/AAA	1,000,000	1,074,250

MASSACHUSETTS — 0.29%

Massachusetts HFA Housing Development Series A, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	525,048
Massachusetts HFA Series A, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	966,558

MICHIGAN — 1.30%

Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	749,080
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Spectrum Health Project: Insured: MBIA)	Aaa/AAA	1,000,000	1,099,130
Michigan Public Educational Facilities Authority Revenue, 5.50% due 9/1/2022 (Black River School Project)	NR/NR	1,110,000	1,128,715
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,639,311
Southfield Economic Development Corp. Revenue Refunding, 7.25% due 12/1/2010 (N.W. 12 Limited Partnership)	NR/NR	965,000	965,183

MINNESOTA — 1.47%

Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB	1,000,000	1,091,540
Minneapolis St. Paul Housing & Redevelopment Authority, 4.75% due 11/15/2018 (Healthspan Project; Insured: AMBAC)	Aaa/AAA	3,500,000	3,502,170
Southern Minnesota Municipal Power Agency Supply, pre-refunded to various dates, Series A, 5.75% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	700,000	769,146
St. Paul Housing & Redevelopment Authority Health Care Facility Revenue, 5.25% due 5/15/2020 (Health Partners Obligation Group Project)	Baa1/BBB	1,965,000	2,078,990

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 0.70%

Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Series A, 5.00% due 3/1/2018 (Insured: XLCA)	Aaa/AAA	$920,000	$984,713
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Series A, 5.00% due 3/1/2020 (Insured: XLCA)	Aaa/AAA	1,000,000	1,064,330
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,500,000	1,503,570

MISSOURI — 0.84%

Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home for the Aged Project; LOC: Commerce Bank)	Aa2/NR	2,025,000	2,096,624
Springfield Public Utilities Revenue Series A, 5.00% due 12/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,149,880

NEBRASKA — 0.18%

Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	898,556

NEVADA — 0.87%

Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,145,000	1,186,083
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	1,048,660
Washoe County Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,207,998

NEW HAMPSHIRE — 1.30%

Manchester Housing & Redevelopment Authority Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	3,416,254
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,180,030

NEW JERSEY — 0.31%

New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	A3/NR	200,000	200,588
New Jersey EDA School Facilities Construction Series O, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,360,576

NEW MEXICO — 1.14%

Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,014,980
Farmington PCR, 3.78% due 9/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	500,000	500,000
Farmington PCR Series A, 3.79% due 5/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	600,000	600,000
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	2,000,000	2,110,980
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,515,000	1,545,270

NEW YORK — 1.85%

Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,070,960
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured: ACA)	NR/A	1,175,000	1,211,707
New York City Transitional Finance Authority Facilities Refunding Series A-1, 5.00% due 11/1/2020	Aa1/AAA	3,000,000	3,209,340
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)	NR/A	875,000	928,629
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	220,000	222,642
New York Series B-2, Subseries B-4, 3.76% due 8/15/2023 put 4/2/2007 (Insured: MBIA) (daily demand notes)	VMIG1/A-1 +	800,000	800,000
New York State Dormitory Authority Bishop Henry B Hucles Nursing Project, 5.00% due 7/1/2017 (Insured: SONYMA)	Aa1/NR	850,000	913,444

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/ S&P	Principal Amount	Value
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	$1,000,000	$1,026,160

NORTH CAROLINA — 0.41%

North Carolina Housing Finance Agency Single Family Revenue Bond Series BB, 6.50% due 9/1/2026	Aa2/AA	970,000	990,360
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center Project; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,068,760

NORTH DAKOTA — 0.31%

North Dakota State Housing Finance Agency Home Mortgage Series A, 5.70% due 7/1/2030	Aa1/NR	525,000	528,848
Ward County Health Care Facilities Revenue Trinity Obligated Group, 5.125% due 7/1/2021	NR/ BBB+	1,000,000	1,041,430

OHIO — 2.76%

Butler County Transportation Improvement, 6.00% due 4/1/2010 pre-refunded 4/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,042,520
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,583,889
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: Fifth Third Bank)	NR/NR	1,330,000	1,420,334
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,008,920
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	780,000	789,048
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA) (2)	Aaa/AAA	1,500,000	1,652,190
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,199,280
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/AAA	340,000	178,826
Ohio State Higher Educational Facilities Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A+	2,200,000	2,336,862
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	760,000	783,727

OKLAHOMA — 3.74%

Alva Hospital Authority Hospital Revenue Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,601,455
Comanche County Hospital Authority Revenue, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,574,367
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	974,335
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	957,375
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,164,240
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	875,787
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	750,000	803,115
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,807,756
Tulsa County Industrial Authority, 5.00% due 12/15/2015 (St. Francis Health Systems Project)	Aa3/AA	750,000	799,027
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	4,000,000	4,024,240
Tulsa Industrial Authority Revenue Refunding Series A, 6.00% due 10/1/2016 (University of Tulsa; Insured: MBIA)	Aaa/AAA	1,250,000	1,407,300

OREGON — 0.32%

Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Insured: Radian)	NR/AA	800,000	855,096
Oregon State Housing & Community Services Department Single Family Mortgage Program Series B, 5.35% due 7/1/2018 (AMT)	Aa2/NR	780,000	781,802

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
PENNSYLVANIA — 1.99%

Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	$1,400,000	$1,508,612
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,370,000	1,426,088
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center Project)	NR/NR	900,000	933,705
Chester County School Authority, 5.00% due 4/1/2020 (Intermediate Unit Project; Insured: AMBAC)	NR/AAA	2,310,000	2,457,979
Lancaster County Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	597,673
Lancaster County Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	568,440
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	785,000	795,966
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	766,279
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	522,005
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	480,000	508,646

RHODE ISLAND — 0.70%

Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA+	1,325,000	1,402,221
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,050,410
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,121,008

SOUTH CAROLINA — 3.62%

Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,109,680
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District Project)	A1/AA-	1,855,000	1,993,810
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project) (AMT)	Baa1/BBB+	3,255,000	3,291,293
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,060,610
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,806,896
Scago Educational Facilities Corp. School District 5 Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,917,141
Scago Educational Facilities Corp. School District 5 Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,059,640
Scago Educational Facilities Corp. School Project District, 5.00% due 12/1/2017 (Colleton School District Project, Insured: Assured Guaranty)	Aa1/AAA	1,000,000	1,069,710
Sumter Two School Facilities Inc. Sumter County School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aa1/AAA	2,855,000	3,049,625

TENNESSEE — 0.40%

Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,019,080

TEXAS — 15.80%

Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence Project)	NR/BBB	1,250,000	1,398,012
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	600,000	633,390
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,094,067
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	Baa2/NR	2,000,000	2,147,340
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apartments, Project; Insured: MBIA)	Aaa/NR	885,000	909,966

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/ S&P	Principal Amount	Value
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apartments, Project; Insured: MBIA)	Aaa/NR	$1,270,000	$1,350,302
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,025,885
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	837,064
Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,313,892
Carroll Texas Independent School District, 0% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	Aaa/AAA	785,000	661,857
Carroll Texas Independent School District, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	345,000	289,945
Cedar Park Refunding & Improvement, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,064,990
Central Texas Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	1,100,000	1,110,780
Coppell Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,636,800
Donna Independent School District Refunding, 5.00% due 2/15/2015 (Guaranty: PSF)	Aaa/AAA	980,000	1,056,234
Duncanville Independent School District Series B, 0% due 2/15/2016 pre-refunded 2/15/2012 (Insured: PSF)	Aaa/AAA	2,985,000	1,970,190
Duncanville Independent School District Series B, 0% due 2/15/2016 (Insured: PSF)	Aaa/AAA	15,000	9,722
El Paso Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,207,637
El Paso Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,021,675
Ennis Independent School District, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	659,850
Ennis Independent School District, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	626,686
Ennis Independent School District, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	594,516
Ennis Independent School District Refunding, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,298,684
Ennis Independent School District Refunding, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,233,799
Ennis Independent School District Refunding, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,174,361
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,029,070
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB	1,320,000	1,411,925
Hays Consolidated Independent School District, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,752,570
Irving Water Works & Sewer Revenue, 5.375% due 8/15/2014	Aa2/AA	350,000	368,085
Irving Water Works & Sewer Revenue, 5.375% due 8/15/2014 pre-refunded 8/15/2010	Aa2/AA	1,150,000	1,212,031
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,167,541
Lewisville Combination Contract Revenue Refunding Special Assessment District 2, 4.75% due 9/1/2012 (Insured: ACA)	NR/A	2,055,000	2,120,575
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,120,025
Midlothian Independent School District, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	414,980
Midlothian Independent School District, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	413,195
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Aa3/AA	735,000	786,494
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Aa3/AA	500,000	533,950
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,055,760
Port Arthur Refunding, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,000,000	1,055,800
Richardson Refunding & Improvement, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,145,000	2,300,341
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/NR	3,000,000	3,175,260
Sam Rayburn Municipal Power Agency Refunding Series A, 6.00% due 10/1/2021	Baa2/NR	675,000	714,434
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,350,000	1,372,720
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,047,143
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt Project)	A2/NR	3,500,000	3,871,000
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	523,675
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,700,025
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company Project)	Aa1/AA+	2,450,000	3,147,735
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,097,190

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Travis County Health Facilities Development Corp., 6.25% due 11/15/2014 pre-refunded 11 /15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	$3,000,000	$3,217,560
Travis County Health Facilities Development Corp. Revenue, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,116,640
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	616,620
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	870,000	929,056
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,121,274
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	508,920

UTAH — 0.85%

Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,138,773
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	1,000,000	1,074,380
Utah HFA, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	413,594
Utah HFA SFMR D-2 Class I, 5.85% due 7/1/2015 (Credit Support: FHA)	Aa2/AA	55,000	55,845
Utah State Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	633,972
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	940,000	997,932

VIRGINIA — 2.24%

Alexandria Industrial Development Authority Institute for Defense Analysis, 5.90% due 10/1/2020 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,165,700
Alexandria Industrial Development Authority Institute for Defense Analysis Series A, 6.00% due 10/1/2014 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,629,165
Alexandria Industrial Development Authority Institute for Defense Analysis Series A, 6.00% due 10/1/2015 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,726,915
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,088,220
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,455
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,635,000	1,777,179
Spotsylvania County IDRB, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank) (AMT)	NR/NR	2,210,000	2,208,166

WASHINGTON — 4.67%

Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,500,000	1,618,755
Port Longview Industrial Development Corp. Solid Waste Disposal Revenue, 6.875% due 10/1/2008	NR/BBB	1,500,000	1,558,290
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	802,568
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured:ACA)	NR/A	3,500,000	3,726,765
Washington Health Care Facilities, 5.50% due 12/1/2010 (Providence Services Project; Insured: MBIA)	Aaa/AAA	2,690,000	2,839,053
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services Project; Insured: MBIA)	Aaa/AAA	1,735,000	1,857,352
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services Project; Insured: MBIA)	Aaa/AAA	1,945,000	2,074,945
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,630,695
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	523,045
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,047,870
Washington Public Power Supply Refunding Series B, 0% due 7/1/2010	Aaa/AA-	960,000	848,275

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Public Power Supply Refunding Series B, 0% due 7/1/2011	Aaa/AA-	$1,000,000	$848,870
Washington State Health Care Facilities Series A, 4.50% due 12/1/2008 (Kadlec Medical Center Project; Insured:Assured Guaranty)	Aa1/AAA	1,200,000	1,214,964
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	3,030,000	3,135,505

WEST VIRGINIA — 0.32%

West Virginia State Hospital Finance Authority Series A, 5.00% due 6/1/2020 (United Hospital Center Project; Insured:AMBAC)	Aaa/AAA	1,530,000	1,631,867

WISCONSIN — 1.21%

Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,000,000	1,060,180
Wisconsin Housing & Economic Development Series A, 5.875% due 11/1/2016 (Insured:AMBAC)	Aaa/AAA	1,980,000	2,063,417
Wisconsin State Health & Educational Facilities, 4.50% due 12/1/2023 put 12/1/2007 (Hospital Sisters Services, Inc. Project; Insured: FSA)	Aaa/NR	3,000,000	3,013,110

TOTAL INVESTMENTS — 98.91% (Cost $485,231,196)			$502,101,144
OTHER ASSETS LESS LIABILITIES — 1.09%			5,525,663

NET ASSETS — 100.00%			$507,626,807

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDRB	Industrial Development Revenue Bond
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06-3/31/07
Class A Shares
Actual	$1,000	$1,013.80	$4.96
Hypothetical*	$1,000	$1,020.01	$4.97
Class C Shares
Actual	$1,000	$1,015.40	$6.23
Hypothetical*	$1,000	$1,018.75	$6.24
Class I Shares
Actual	$1,000	$1,013.40	$3.36
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1 –800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

# Thornburg Intermediate Municipal Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment goal is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Thornburg Interm ediate Municipal Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, creditd risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class I shares decreased by 7 cents to $13.21 during the six months ended March 31, 2007. If you were with us for the entire period, you received dividends of 27.3 cents per share. If you reinvested dividends, you received 27.6 cents per share.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The Class I shares of your Fund produced a total return of 1.54 % over the six-month period ended March 31, 2007, compared to a 1.77% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds Rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While the news there is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice — two thirds — is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 2% to under 4%, labor cost increases are much more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 350 municipal obligations from 43 states. Today, your Fund’s weighted average maturity is 7.54 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Josh Gonze Co-Portfolio Manager

Christopher Ihlefeld Co-Portfolio Manager

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $ 408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also created a more attractive investing environment.

% of portfolio maturing			Cumulative % maturing
2 years	=	10.9%	Year 2	=	10.9%
2 to 4 years	=	13.9%	Year 4	=	24.8%
4 to 6 years	=	14.3%	Year 6	=	39.1%
6 to 8 years	=	12.3%	Year 8	=	51.4%
8 to 10 years	=	12.3%	Year 10	=	63.7%
10 to 12 years	=	14.0%	Year 12	=	77.7%
12 to 14 years	=	13.6%	Year 14	=	91.3%
14 to 16 years	=	5.1%	Year 16	=	96.4%
16 to 18 years	=	0.4%	Year 18	=	96.8%
Over 18 years	=	3.2%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/07.

Municipal bond credit quality has continued to improve. Standard and Poor’s upgraded over 1,000 issuers last year and downgraded less than 200. However, we are starting to see some signs of slowing in the torrid pace of tax revenue growth. State tax revenue growth slowed to 4.6 % in the 3rd quarter of 2006 from a 9.9% pace the previous year. Some areas, such as the Great Lakes region, have been particularly hard hit by the recent slowdown. Other faster growth areas have experienced recent declines in real estate values. Since property taxes are a fundamental revenue source for municipal bond finance, we will watch this trend closely. We believe that the credit challenges facing municipal bond issuers will be greater over the next few years than they have been over the last few years. For that reason, we have 89% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $ 485,231,196)	$502,101,144
Cash	128,116
Receivable for investments sold	262,196
Receivable for fund shares sold	2,085,817
Interest receivable	7,299,794
Prepaid expenses and other assets	37,732

Total Assets	511,914,799

LIABILITIES
Payable for securities purchased	2,574,297
Payable for fund shares redeemed	708,417
Payable to investment advisor and other affiliates (Note 3)	354,730
Accounts payable and accrued expenses	92,048
Dividends payable	558,500

Total Liabilities	4,287,992

NET ASSETS	$507,626,807

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,221)
Net unrealized appreciation on investments	16,869,948
Accumulated net realized gain (loss)	(9,623,463)
Net capital paid in on shares of beneficial interest	500,384,543

$507,626,807

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($356,747,879 applicable to 26,958,217 shares of beneficial interest outstanding—Note 4)	$13.23
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.50

Class C Shares:
Net asset value and offering price per share * ($53,736,848 applicable to 4,055,631 shares of beneficial interest outstanding—Note 4)	$13.25

Class I Shares:
Net asset value, offering and redemption price per share ($97,142,080 applicable to 7,351,220 shares of beneficial interest outstanding—Note 4)	$13.21

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,181,369)	$12,239,759

EXPENSE:
Investment advisory fees (Note 3)	1,270,979
Administration fees (Note 3)
Class A Shares	226,704
Class C Shares	33,984
Class I Shares	23,094
Distribution and service fees (Note 3)
Class A Shares	453,409
Class C Shares	271,906
Transfer agent fees
Class A Shares	93,260
Class C Shares	16,537
Class I Shares	45,814
Registration and filing fees
Class A Shares	14,060
Class C Shares	10,540
Class I Shares	10,255
Custodian fees (Note 3)	85,579
Professional fees	21,221
Accounting fees	18,830
Trustee fees	5,272
Other expenses	29,719

Total expenses	2,631,163

Less:
Expenses reimbursed by investment advisor (Note 3)	(78,232)
Distribution and service fees waived (Note 3)	(108,762)
Fees paid indirectly (Note 3)	(7,754)

Net Expenses	2,436,415

Net Investment Income	9,803,344

REALIZED AND UNREALIZED GAIN
Net realized gain (loss) on Investments sold	67,321
Net change in unrealized appreciation (depreciation) of Investments	(2,499,244)

Net Realized and Unrealized Loss on Investments	(2,431,923)

Net Increase in Net Assets Resulting From Operations	$7,371,421

See notes to financial statements.

STATEMENTS OF C HANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$9,803,344	$17,791,019
Net realized gain (loss) on investments	67,321	(346,753)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(2,499,244)	147,221

Net Increase (Decrease) in Net Assets Resulting from Operations	7,371,421	17,591,487

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,923,794)	(12,934,370)
Class C Shares	(969,299)	(1,899,154)
Class I Shares	(1,910,269)	(2,957,495)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(8,219,414)	4,082,240
Class C Shares	(1,502,643)	242,860
Class I Shares	7,993,291	37,459,390

Net Increase (Decrease) In Net Assets	(4,160,707)	41,584,958

NET ASSETS:
Beginning of period	511,787,514	470,202,556

End of period	$507,626,807	$511,787,514

See notes to financial statements.

NOTES TO FINANCIAL STATE MENTS

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $10,863 for Class A shares, $39,050 for Class C shares, and $ 28,319 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $2,285 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,297 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $108,762 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $7,754. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months ended March 31, 2007		Year ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,733,311	$23,002,130	3,869,378	$51,196,659
Shares exchanged from merger	—	—	3,161,332	41,919,263
Shares issued to shareholders in reinvestment of dividends	304,367	4,044,153	561,102	7,415,384
Shares repurchased	(2,658,332)	(35,265,697)	(7,234,114)	(96,449,066)

Net Increase (Decrease)	(620,654)	$(8,219,414)	357,698	$4,082,240

Class C Shares
Shares sold	260,464	$3,460,126	809,528	$10,710,147
Shares issued to shareholders in reinvestment of dividends	47,886	636,324	93,262	1,233,844
Shares repurchased	(421,246)	(5,599,093)	(884,612)	(11,701,131)

Net Increase (Decrease)	(112,896)	$(1,502,643)	18,178	$242,860

Class I Shares
Shares sold	1,529,735	$20,261,919	3,700,160	$48,854,476
Shares issued to shareholders in reinvestment of dividends	98,319	1,302,636	135,815	1,791,684
Shares repurchased	(1,024,221)	(13,571,264)	(998,806)	(13,186,770)

Net Increase (Decrease)	603,833	$7,993,291	2,837,169	$37,459,390

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 1, 007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $30,974,225 and $31,237,322, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$485,229,386

Gross unrealized appreciation on a tax basis	$17,366,831
Gross unrealized depreciation on a tax basis	(495,073)

Net unrealized appreciation (depreciation) on investments (tax basis)	$16,871,758

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$223,208
2008	2,389,396
2009	2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$9,336,268

At March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005, of $356,327. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIG HTS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,
Class I Shares:			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.28		$13.31	$13.46	$13.54	$13.65	$13.26

Income from investment operations:
Net investment income	0.27		0.54	0.53	0.56	0.57	0.61
Net realized and unrealized gain (loss) on investments	(0.07)		(0.03)	(0.15)	(0.08)	(0.11)	0.39

Total from investment operations	0.20		0.51	0.38	0.48	0.46	1.00

Less dividends from:
Net investment income	(0.27)		(0.54)	(0.53)	(0.56)	(0.57)	(0.61)

Change in net asset value	(0.07)		(0.03)	(0.15)	(0.08)	(0.11)	0.39

NET ASSET VALUE, end of period	$13.21		$13.28	$13.31	$13.46	$13.54	$13.65

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.54%		3.90%	2.90%	3.61%	3.49%	7.75%
Ratios to average net assets:
Net investment income	4.14	%(b)	4.07%	3.98%	4.12%	4.23%	4.57%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.67%	0.67%	0.62%	0.58%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.67%	0.67%	0.62%	0.58%
Expenses, before expense reductions	0.73	%(b)	0.75%	0.77%	0.75%	0.80%	0.79%
Portfolio turnover rate	6.23%		18.95%	20.06%	11.81%	15.13%	16.36%
Net assets at end of period (000)	$97,142		$89,589	$52,037	$33,079	$19,333	$18,330

(a)	Not annualized for periods less than one year.
(b)	Annualized.

SCHEDULE OF INVES TMENTS

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A—885-215-202, CLASS C—885-215-780, CLASS I—885-215-673

NASDAQ SYMBOLS: CLASS A—THIMX, CLASS C—THMCX, CLASS I—THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.06%

Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$827,128
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,678,160
Montgomery Industrial Development Board Refunding, 3.77% due 5/1/2021 put 4/2/2007 (daily demand notes)	Aaa/AAA	2,900,000	2,900,000

ALASKA — 0.63%

Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,640,356
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	540,450

ARIZONA — 1.00%

Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009 (ETM)	Aa3/AAA	1,000,000	1,031,870
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,695,000	2,896,263
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	512,368
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	663,215

ARKANSAS — 0.49%

Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,209,252
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,275,720

CALIFORNIA — 0.49%

California Department of Water Resources Series A, 5.75% due 5/1/2017 pre-refunded 5/1/2012	Aaa/A-	3,000,000	3,325,200
California HFA Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	691,058
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM)	Aaa/AAA	4,500,000	4,542,435
East Palo Alto Public Financing Series A, 5.00% due 10/1/2017 (University Circle Gateway 101 Project; Insured: Radian)	Aa3/AA	770,000	819,927
El Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,139,350
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,206,168
Redwood City Redevelopment Project Area 2a, 0% due 7/15/2023 (Insured: AMBAC)	Aaa/AAA	2,060,000	1,013,747
San Diego County Water Authority Revenue & Refunding Series 1993-A, 5.632% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	501,370
San Jose Unified School District COP, 5.00% due 6/1/2021 (Insured: FGIC)	Aaa/AAA	1,580,000	1,692,496

COLORADO — 6.32%

Adams County Communication Center COP Series A, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,324,000
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,455,000	1,556,283
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,073,370
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	452,628
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,047,370
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	4,000,000	4,090,960
Colorado Educational & Cultural Facilities Refunding, 5.25% due 8/15/2019 (Peak to Peak Charter School Project; Insured: XLCA)	Aaa/AAA	1,475,000	1,587,188

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Cherry Creek Charter School Project)	Baa2/NR	$500,000	$518,485
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/A	1,570,000	1,572,402
Denver City & County COP Series B, 5.00% due 12/1/2011 (Roslyn Fire Station Project)	Aa2/AA	2,465,000	2,592,490
Denver Convention Center Hotel Authority Refunding Series, 5.125% due 12/1/2017 (Insured: XLCA)	Aaa/AAA	4,215,000	4,593,549
El Paso County GO School District 11, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	597,020
Madre Metropolitan District 2 Colorado Series A, 5.375% due 12/1/2026	NR/NR	2,220,000	2,227,304
Murphy Creek Metropolitan District 3 Refunding & Improvement, 6.00% due 12/1/2026	NR/NR	2,000,000	2,097,540
North Range Metropolitan District 1 Colorado, 5.00% due 12/15/2021	NR/A	1,500,000	1,561,965
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	885,385
Plaza Metropolitan District 1 Colorado Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,776,175
Southlands Metropolitan District 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,518,727
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A3/NR	5,000	5,012

DELAWARE — 0.31%

Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial
Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,577,220

DISTRICT OF COLUMBIA — 2.25%

District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	2,000,000	2,162,520
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	Aaa/AAA	3,900,000	4,143,906
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	Aaa/AAA	1,000,000	1,056,520
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	615,498
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,439,890

FLORIDA — 11.20%

Broward County HFA Multi Family Housing Revenue, 5.40% due 10/1/2011 (Pembroke Park Apartments Project; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	590,000	600,868
Broward County Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (Wheelabrator South Project)	A3/AA	1,775,000	1,788,508
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	1,240,000	1,282,061
Broward County Resource Recovery Revenue Refunding Series A, 5.50% due 12/1/2008 (Wheelabrator South Project)	A3/AA	500,000	513,270
Broward County School Board Series A, 5.00% due 7/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,067,870
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,028,200
Collier County HFA Multi Family Revenue A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,034,760
Cooper City Utility Systems Refunding Series A, 0% due 10/1/2013 (Insured: AMBAC)	Aaa/AAA	2,845,000	1,785,977
Crossings at Fleming Island Community Development Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	310,000	329,899
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	2,185,000	2,364,061
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,135,000	1,137,077
Escambia County HFA Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	560,000	580,401
Escambia County HFA Revenue Series C, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	1,000,000	1,021,340
Flagler County School Board COP Series A, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,708,173
Florida Board of Education Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,082,688
Florida Board of Education GO Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,558,491
Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC: Wachovia Bank)	NR/AA-	1,000,000	999,640

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Housing Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due 1/1/2016	Aa1/AA	$315,000	$323,121
Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	200,000	202,750
Florida Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	415,000	426,736
Florida State Board of Education Series C, 6.00% due 5/1/2007 (ETM)	NR/NR	300,000	300,435
Florida State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)	Aaa/AAA	220,000	220,354
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment Project)	NR/AA+	2,090,000	2,219,580
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment Project)	NR/AA+	2,255,000	2,386,669
Florida State Department of Environmental Protection Revenue Series A, 5.00% due 7/1/2017 (Florida Forever Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,073,420
Grand Haven Community Development District Florida Special Assessment Series A, 6.90% due 5/1/2019	NR/NR	275,000	275,412
Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)	Aaa/AAA	375,000	383,299
Highlands County Health Facilities Authority Refunding Series A, 5.00% due 11/15/2019 (Adventist Health Hospital Project)	A2/A+	1,100,000	1,150,105
Highlands County Health Facilities Authority Refunding Series A, 5.00% due 11/15/2019 put 11/15/15 (Adventist Health Hospital Project)	A2/A+	1,000,000	1,045,550
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,070,260
Hillsborough County Aviation Authority Revenue Tampa International Airport Series A, 5.25% due 10/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,035,520
Hillsborough County Industrial Development Authority PCR, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	1,000,000	1,042,010
Jacksonville HFA Hospital Revenue, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	1,000,000	1,056,020
Jacksonville Water & Sewer District COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,019,710
Manatee County Florida Revenue Refunding, 5.00% due 10/1/2016 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,310
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	795,000	821,450
Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,079,500
North Miami HFA Revenue, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group Project; LOC: Suntrust Bank)	Aa3/NR	300,000	307,794
Northern Palm Beach County Water Control & Improvement Unit Development 5A, 6.00% due 8/1/2010	NR/NR	440,000	451,022
Orange County HFA Revenue Refunding, 5.125% due 6/1/2014 (Mayflower Retirement Project; Insured: Radian)	NR/AA	1,000,000	1,032,320
Orange County HFA Revenue Refunding, 6.375% due 11/15/2020 pre-refunded 11/15/10 (Adventist Health Systems Project)	A2/NR	1,000,000	1,097,240
Orange County HFA Revenue Unrefunded Balance Series A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	440,000	499,158
Orange County HFA Revenue Unrefunded Balance Series A, 6.25% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	280,000	324,551
Orange County School Board COP Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,627,479
Orange County School Board COP Series A, 5.50% due 8/1/2017 pre-refunded 8/01/2012 (Insured: MBIA)	Aaa/AAA	735,000	798,864
Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	500,000	641,310
Port Everglades Authority Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,649,876
St. John’s County Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,000,000	1,058,500
Tampa Revenue, 5.50% due 11/15/2013 (Catholic Health Systems Project; Insured: MBIA)	Aaa/AAA	1,050,000	1,149,130
Turtle Run Community Development District Water Management Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	820,000	839,893
University of Central Florida COP Convocation Corp. Series A, 5.00% due 10/1/2019 (Insured: FGIC)	Aaa/AAA	1,135,000	1,207,958
USF Financing Corp. COP Master Lease Program Series A, 5.00% due 7/1/2018 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,060,620

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
GEORGIA — 0.05%

Georgia Municipal Electric Authority Power Revenue Unrefunded Balance 2005 Series Y, 10.00% due 1/1/2010	A1/A+	$230,000	$266,977

HAWAII — 1.05%

Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: MBIA)	Aaa/AAA	2,000,000	2,195,120
Hawaii Department of Budget & Finance Co. Series B, 5.75% due 12/1/2018 (Hawaiian Electric Co.; Insured: AMBAC)	Aaa/AAA	3,000,000	3,160,740

IDAHO — 0.40%

Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co. Project; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,018,640

ILLINOIS — 8.82%

Champaign County Community School District GO Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	683,560
Chicago Housing Authority, 5.00% due 7/1/2008 (ETM)	Aa3/NR	3,020,000	3,068,199
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,261,207
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont Project; Insured: ACA)	NR/A	2,285,000	2,348,957
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	706,927
Cook County Capital Improvement GO, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	505,700
Cook County School District GO Series D, 0% due 12/1/2022	NR/NR	2,000,000	1,025,280
Du Page County School District GO, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	588,183
Freeport GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,614,540
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Adventist Health Group Project; Insured: MBIA)	Aaa/AAA	2,860,000	3,086,912
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	831,390
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,188,698
Illinois Educational Facilities Authority Series B, 5.50% due 5/15/2018 (Midwestern State University Project; Insured: ACA)	NR/A	1,500,000	1,533,615
Illinois Finance Authority, 5.00% due 8/1/2022 (Insured: XLCA) (1)	NR/AAA	1,000,000	1,067,330
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation Project; Insured: Radian)	NR/AA	1,220,000	1,266,018
Illinois HFA, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,090,807
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems Project; Insured: MBIA)	Aaa/AAA	1,370,000	1,491,163
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems Project; Insured: MBIA) (ETM)	Aaa/AAA	230,000	254,681
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems Project; Insured: MBIA)	Aaa/AAA	1,080,000	1,189,944
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare Project)	A2/A	1,250,000	1,341,625
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	950,000	1,015,408
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital Project; Insured: AMBAC)	Aaa/AAA	1,900,000	2,006,894
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,298,930
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	802,037
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,111,466
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project; Insured: ACA)	NR/A	2,400,000	2,581,944
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Villa Vianney Health Care Project; Collateralized: GNMA)	NR/AAA	1,170,000	1,240,797
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Villa Vianney Health Care Project; Collateralized: GNMA)	NR/AAA	1,600,000	1,697,744
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,079,110
University of Illinois Revenue, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,205,713
West Chicago IDRB, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,002,290

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	$1,000,000	$1,047,300
Will County Community School District 365-U, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,516,400

INDIANA — 6.97%

Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	924,795
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,456,056
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,658,373
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2018	A3/NR	1,560,000	1,652,820
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)	Aaa/NR	1,000,000	1,067,570
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,074,450
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,197,091
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,076,120
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,618,944
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,045,209
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	270,000	274,965
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,632,390
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,113,960
Gary Building Corp.—Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	640,000	645,638
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	882,025
Goshen Multi-School Building Corp., 5.20% due 7/15/2007 (Insured: MBIA) (ETM)	Aaa/AAA	485,000	486,959
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,000,000	1,032,030
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	NR/AAA	575,000	580,830
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 pre-refunded 8/15/2010 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,065,700
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,116,823
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,075,092
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	680,733
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension Project)	NR/A+	1,000,000	1,060,730
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension Project)	NR/A+	1,000,000	1,051,730
Portage Township Multi School Building Corp., 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	541,615
Rockport PCR Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,190,000	3,197,528
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A-	1,000,000	1,047,030
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA	1,200,000	1,304,040
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,835,302

IOWA — 1.58%

Coralville COP Series D, 5.25% due 6/1/2022	A2/NR	1,250,000	1,326,475
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,057,860
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,068,590
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services Project)	Aa3/NR	1,000,000	1,091,410
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,139,180
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa2/AA-	1,250,000	1,334,263

KANSAS — 1.11%

Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,200,000	4,508,574

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wyandotte County School District 204 Refunding & Improvement Series A, 5.00% due 9/1/2014 (Insured: FGIC)	Aaa/NR	$1,030,000	$1,112,472

KENTUCKY — 1.00%
Kentucky Economic Development Finance Authority, 5.85% due 10/1/2015 pre-refunded 10/1/2013 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	1,335,000	1,505,119
Kentucky Economic Development Finance Authority Unrefunded Balance, 5.85% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	2,665,000	2,969,503
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank plc)	NR/NR	595,000	613,808

LOUISIANA — 2.14%

Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,641,765
Louisiana Local Government Environment Series A, 4.10% due 9/1/2007 (Bellemont Apartment Housing Project)	Baa3/NR	85,000	85,031
Louisiana Public Facilities Authority, 5.00% due 7/1/2021 (Archdiocese of New Orleans Project; Insured: CIFG)	Aaa/AAA	980,000	1,041,348
Louisiana Public Facilities Authority, 5.00% due 7/1/2023 (Archdiocese of New Orleans Project; Insured: CIFG)	Aaa/AAA	1,000,000	1,059,180
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa3/BBB	3,000,000	3,169,710
New Orleans Sewer Service Revenue, 5.50% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,050,620
Orleans Levee District Trust Receipts Series A, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	360,000	364,514
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	NR/AAA	1,300,000	1,399,216
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	NR/AAA	1,000,000	1,074,250

MASSACHUSETTS — 0.29%

Massachusetts HFA Housing Development Series A, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	525,048
Massachusetts HFA Series A, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	966,558

MICHIGAN — 1.30%

Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014
(Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	749,080
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Spectrum Health Project: Insured: MBIA)	Aaa/AAA	1,000,000	1,099,130
Michigan Public Educational Facilities Authority Revenue, 5.50% due 9/1/2022 (Black River School Project)	NR/NR	1,110,000	1,128,715
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,639,311
Southfield Economic Development Corp. Revenue Refunding, 7.25% due 12/1/2010 (N.W. 12 Limited Partnership)	NR/NR	965,000	965,183

MINNESOTA — 1.47%

Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB	1,000,000	1,091,540
Minneapolis St. Paul Housing & Redevelopment Authority, 4.75% due 11/15/2018 (Healthspan Project; Insured: AMBAC)	Aaa/AAA	3,500,000	3,502,170
Southern Minnesota Municipal Power Agency Supply, pre-refunded to various dates, Series A, 5.75% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	700,000	769,146
St. Paul Housing & Redevelopment Authority Health Care Facility Revenue, 5.25% due 5/15/2020 (Health Partners Obligation Group Project)	Baa1/BBB	1,965,000	2,078,990

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 0.70%

Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Series A, 5.00% due 3/1/2018 (Insured: XLCA)	Aaa/AAA	$920,000	$984,713
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Series A, 5.00% due 3/1/2020 (Insured: XLCA)	Aaa/AAA	1,000,000	1,064,330
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,500,000	1,503,570

MISSOURI — 0.84%

Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home for the Aged Project; LOC: Commerce Bank)	Aa2/NR	2,025,000	2,096,624
Springfield Public Utilities Revenue Series A, 5.00% due 12/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,149,880

NEBRASKA — 0.18%

Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	898,556

NEVADA — 0.87%

Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,145,000	1,186,083
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	1,048,660
Washoe County Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,207,998

NEW HAMPSHIRE — 1.30%

Manchester Housing & Redevelopment Authority Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	3,416,254
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,180,030

NEW JERSEY — 0.31%

New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019
(Spectrum for Living Development Project; LOC: PNC Bank)	A3/NR	200,000	200,588
New Jersey EDA School Facilities Construction Series O, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,360,576

NEW MEXICO — 1.14%

Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,014,980
Farmington PCR, 3.78% due 9/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	500,000	500,000
Farmington PCR Series A, 3.79% due 5/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	600,000	600,000
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	2,000,000	2,110,980
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,515,000	1,545,270

NEW YORK — 1.85%

Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,070,960
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010
(Lycee Francais De New York Project; Insured: ACA)	NR/A	1,175,000	1,211,707
New York City Transitional Finance Authority Facilities Refunding Series A-1, 5.00% due 11/1/2020	Aa1/AAA	3,000,000	3,209,340
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)	NR/A	875,000	928,629
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	220,000	222,642
New York Series B-2, Subseries B-4, 3.76% due 8/15/2023 put 4/2/2007 (Insured: MBIA)
(daily demand notes)	VMIG1/A-1+	800,000	800,000
New York State Dormitory Authority Bishop Henry B Hucles Nursing Project, 5.00% due 7/1/2017 (Insured: SONYMA)	Aa1/NR	850,000	913,444

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	$1,000,000	$1,026,160

NORTH CAROLINA — 0.41%

North Carolina Housing Finance Agency Single Family Revenue Bond Series BB, 6.50% due 9/1/2026	Aa2/AA	970,000	990,360
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center Project; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,068,760

NORTH DAKOTA — 0.31%

North Dakota State Housing Finance Agency Home Mortgage Series A, 5.70% due 7/1/2030	Aa1/NR	525,000	528,848
Ward County Health Care Facilities Revenue Trinity Obligated Group, 5.125% due 7/1/2021	NR/BBB+	1,000,000	1,041,430

OHIO — 2.76%

Butler County Transportation Improvement, 6.00% due 4/1/2010 pre-refunded 4/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,042,520
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,583,889
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,330,000	1,420,334
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,008,920
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	780,000	789,048
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA) (2)	Aaa/AAA	1,500,000	1,652,190
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,199,280
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/AAA	340,000	178,826
Ohio State Higher Educational Facilities Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A+	2,200,000	2,336,862
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	760,000	783,727

OKLAHOMA — 3.74%

Alva Hospital Authority Hospital Revenue Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,601,455
Comanche County Hospital Authority Revenue, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,574,367
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	974,335
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	957,375
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,164,240
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	875,787
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	750,000	803,115
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,807,756
Tulsa County Industrial Authority, 5.00% due 12/15/2015 (St. Francis Health Systems Project)	Aa3/AA	750,000	799,027
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	4,000,000	4,024,240
Tulsa Industrial Authority Revenue Refunding Series A, 6.00% due 10/1/2016 (University of Tulsa; Insured: MBIA)	Aaa/AAA	1,250,000	1,407,300

OREGON — 0.32%

Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Insured: Radian)	NR/AA	800,000	855,096
Oregon State Housing & Community Services Department Single Family Mortgage Program Series B, 5.35% due 7/1/2018 (AMT)	Aa2/NR	780,000	781,802

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
PENNSYLVANIA — 1.99%

Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	$1,400,000	$1,508,612
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,370,000	1,426,088
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center Project)	NR/NR	900,000	933,705
Chester County School Authority, 5.00% due 4/1/2020 (Intermediate Unit Project; Insured: AMBAC)	NR/AAA	2,310,000	2,457,979
Lancaster County Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	597,673
Lancaster County Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	568,440
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	785,000	795,966
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	766,279
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	522,005
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	480,000	508,646

RHODE ISLAND — 0.70%

Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA+	1,325,000	1,402,221
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,050,410
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,121,008

SOUTH CAROLINA — 3.62%

Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,109,680
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District Project)	A1/AA-	1,855,000	1,993,810
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project) (AMT)	Baa1/BBB+	3,255,000	3,291,293
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,060,610
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,806,896
Scago Educational Facilities Corp. School District 5 Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,917,141
Scago Educational Facilities Corp. School District 5 Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,059,640
Scago Educational Facilities Corp. School Project District, 5.00% due 12/1/2017 (Colleton School District Project, Insured: Assured Guaranty)	Aa1/AAA	1,000,000	1,069,710
Sumter Two School Facilities Inc. Sumter County School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aa1/AAA	2,855,000	3,049,625

TENNESSEE — 0.40%

Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,019,080

TEXAS — 15.80%

Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence Project)	NR/BBB	1,250,000	1,398,012
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	600,000	633,390
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,094,067
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	Baa2/NR	2,000,000	2,147,340
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apartments. Project; Insured: MBIA)	Aaa/NR	885,000	909,966

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apartments. Project; Insured: MBIA)	Aaa/NR	$1,270,000	$1,350,302
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,025,885
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	837,064
Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,313,892
Carroll Texas Independent School District, 0% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	Aaa/AAA	785,000	661,857
Carroll Texas Independent School District, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	345,000	289,945
Cedar Park Refunding & Improvement, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,064,990
Central Texas Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	1,100,000	1,110,780
Coppell Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,636,800
Donna Independent School District Refunding, 5.00% due 2/15/2015 (Guaranty: PSF)	Aaa/AAA	980,000	1,056,234
Duncanville Independent School District Series B, 0% due 2/15/2016 pre-refunded 2/15/2012 (Insured: PSF)	Aaa/AAA	2,985,000	1,970,190
Duncanville Independent School District Series B, 0% due 2/15/2016 (Insured: PSF)	Aaa/AAA	15,000	9,722
El Paso Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,207,637
El Paso Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,021,675
Ennis Independent School District, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	659,850
Ennis Independent School District, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	626,686
Ennis Independent School District, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	594,516
Ennis Independent School District Refunding, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,298,684
Ennis Independent School District Refunding, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,233,799
Ennis Independent School District Refunding, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,174,361
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,029,070
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB	1,320,000	1,411,925
Hays Consolidated Independent School District, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,752,570
Irving Water Works & Sewer Revenue, 5.375% due 8/15/2014	Aa2/AA	350,000	368,085
Irving Water Works & Sewer Revenue, 5.375% due 8/15/2014 pre-refunded 8/15/2010	Aa2/AA	1,150,000	1,212,031
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,167,541
Lewisville Combination Contract Revenue Refunding Special Assessment District 2, 4.75% due 9/1/2012 (Insured: ACA)	NR/A	2,055,000	2,120,575
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,120,025
Midlothian Independent School District, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	414,980
Midlothian Independent School District, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	413,195
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Aa3/AA	735,000	786,494
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Aa3/AA	500,000	533,950
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,055,760
Port Arthur Refunding, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,000,000	1,055,800
Richardson Refunding & Improvement, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,145,000	2,300,341
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/NR	3,000,000	3,175,260
Sam Rayburn Municipal Power Agency Refunding Series A, 6.00% due 10/1/2021	Baa2/NR	675,000	714,434
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,350,000	1,372,720
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,047,143
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt Project)	A2/NR	3,500,000	3,871,000
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	523,675
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,700,025
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company Project)	Aa1/AA+	2,450,000	3,147,735
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,097,190

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Travis County Health Facilities Development Corp., 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	$3,000,000	$3,217,560
Travis County Health Facilities Development Corp. Revenue, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,116,640
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	616,620
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	870,000	929,056
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,121,274
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	508,920

UTAH — 0.85%

Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,138,773
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	1,000,000	1,074,380
Utah HFA, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	413,594
Utah HFA SFMR D-2 Class I, 5.85% due 7/1/2015 (Credit Support: FHA)	Aa2/AA	55,000	55,845
Utah State Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	633,972
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	940,000	997,932

VIRGINIA — 2.24%

Alexandria Industrial Development Authority Institute for Defense Analysis, 5.90% due 10/1/2020 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,165,700
Alexandria Industrial Development Authority Institute for Defense Analysis Series A, 6.00% due 10/1/2014 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,629,165
Alexandria Industrial Development Authority Institute for Defense Analysis Series A, 6.00% due 10/1/2015 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,726,915
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,088,220
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,455
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,635,000	1,777,179
Spotsylvania County IDRB, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank) (AMT)	NR/NR	2,210,000	2,208,166

WASHINGTON — 4.67%

Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,500,000	1,618,755
Port Longview Industrial Development Corp. Solid Waste Disposal Revenue, 6.875% due 10/1/2008	NR/BBB	1,500,000	1,558,290
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	802,568
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured: ACA)	NR/A	3,500,000	3,726,765
Washington Health Care Facilities, 5.50% due 12/1/2010 (Providence Services Project; Insured: MBIA)	Aaa/AAA	2,690,000	2,839,053
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services Project; Insured: MBIA)	Aaa/AAA	1,735,000	1,857,352
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services Project; Insured: MBIA)	Aaa/AAA	1,945,000	2,074,945
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,630,695
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	523,045
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,047,870
Washington Public Power Supply Refunding Series B, 0% due 7/1/2010	Aaa/AA-	960,000	848,275

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Public Power Supply Refunding Series B, 0% due 7/1/2011	Aaa/AA-	$1,000,000	$848,870
Washington State Health Care Facilities Series A, 4.50% due 12/1/2008 (Kadlec Medical Center Project; Insured: Assured Guaranty)	Aa1/AAA	1,200,000	1,214,964
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	3,030,000	3,135,505

WEST VIRGINIA — 0.32%

West Virginia State Hospital Finance Authority Series A, 5.00% due 6/1/2020
(United Hospital Center Project; Insured: AMBAC)	Aaa/AAA	1,530,000	1,631,867

WISCONSIN — 1.21%

Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,000,000	1,060,180
Wisconsin Housing & Economic Development Series A, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,063,417
Wisconsin State Health & Educational Facilities, 4.50% due 12/1/2023 put 12/1/2007 (Hospital Sisters Services, Inc. Project; Insured: FSA)	Aaa/NR	3,000,000	3,013,110

TOTAL INVESTMENTS — 98.91% (Cost $485,231,196)			$502,101,144

OTHER ASSETS LESS LIABILITIES — 1.09%			5,525,663

NET ASSETS — 100.00%			$507,626,807

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDRB	Industrial Development Revenue Bond
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class I Shares
Actual	$1,000	$1,013.40	$3.36
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

OTHER INFORMATIO N

Thornburg Intermediate Municipal Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1 800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll free at 1-800-847-0000, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SeP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLe IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

# Thornburg New Mexico Intermediate Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%. There is no up front sales charge for Class D shares and no contingent deferred sales charge (CDSC).

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 6 cents to $13.14 during the six months ended March 31, 2007. If you were with us for the entire period, you received dividends of 23.2 cents per share. If you reinvested dividends, you received 23.4 cents per share. Investors who owned Class D shares received dividends of 21.5 and 21.6 cents per share, respectively.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The Class A shares of your Fund produced a total return of 1.31% (at NAV) over the six-month period ended March 31, 2007, compared to a 1.77% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While the news there is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice — two thirds — is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 4% to under 2%, labor cost increases are much more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 140 municipal obligations from all over New Mexico. Today, your Fund’s weighted average maturity is 7.26 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also creates a more attractive investing environment.

% of portfolio maturing			Cumulative % maturing
2 years	=	14.1%	Year 2	=	14.1%
2 to 4 years	=	11.2%	Year 4	=	25.3%
4 to 6 years	=	18.6%	Year 6	=	43.9%
6 to 8 years	=	9.1%	Year 8	=	53.0%
8 to 10 years	=	11.2%	Year 10	=	64.2%
10 to 12 years	=	13.6%	Year 12	=	77.8%
12 to 14 years	=	10.1%	Year 14	=	87.9%
14 to 16 years	=	6.3%	Year 16	=	94.2%
16 to 18 years	=	1.1%	Year 18	=	95.3%
Over 18 years	=	4.7%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/32/07

New Mexico’s economy has been outpacing the national economy lately. Personal income growth of 6% has led to double digit gains in gross receipts and income tax revenues. That growth, combined with a 28% increase in taxes and lease revenues tied to energy and mineral resources extraction, have made it relatively easy for the state to run budget surpluses. Some of the surplus has found its way into budgetary reserves, which totaled $780 million at the end of 2006, but annual expenditures have also been growing at a 14% rate. That pace will have to slow dramatically if economic growth stalls or oil, gas and mineral prices decline. We believe that the credit challenges facing New Mexico municipal bond issuers will be greater over the next few years than they have been over the last few years. For that reason, we have 95% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $196,362,834)	$201,259,541
Cash	48
Receivable for fund shares sold	487,595
Interest receivable	2,690,081
Prepaid expenses and other assets	1,547

Total Assets	204,438,812

LIABILITIES
Payable for fund shares redeemed	140,597
Payable to investment advisor and other affiliates (Note 3)	149,161
Accounts payable and accrued expenses	45,602
Dividends payable	201,322

Total Liabilities	536,682

NET ASSETS	$203,902,130

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(14,662)
Net unrealized appreciation on investments	4,896,707
Accumulated net realized gain (loss)	(1,347,817)
Net capital paid in on shares of beneficial interest	200,367,902

$203,902,130

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($170,720,205 applicable to 12,991,654 shares of beneficial interest outstanding—Note 4)	$13.14
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.41

Class D Shares:
Net asset value, offering and redemption price per share ($15,280,823 applicable to 1,162,332 shares of beneficial interest outstanding—Note 4)	$13.15

Class I Shares:
Net asset value, offering and redemption price per share ($17,901,102 applicable to 1,362,730 shares of beneficial interest outstanding—Note 4)	$13.14

See notes to financial statements.

STATEMENT OF OPERATIONS
Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $464,101)	$4,625,666

EXPENSES:
Investment advisory fees (Note 3)	513,180
Administration fees (Note 3)
Class A Shares	115,338
Class D Shares	9,293
Class I Shares	1,466
Distribution and service fees (Note 3)
Class A Shares	230,677
Class D Shares	74,673
Transfer agent fees
Class A Shares	41,061
Class D Shares	8,927
Class I Shares	677
Registration and filing fees
Class A Shares	263
Class D Shares	263
Class I Shares	102
Custodian fees (Note 3)	37,169
Professional fees	10,898
Accounting fees	7,655
Trustee fees	2,267
Other expenses	10,244

Total expenses	1,064,153
Less:
Expenses reimbursed by investment advisor (Note 3)	(5,318)
Distribution and service fees waived (Note 3)	(37,337)
Fees paid indirectly (Note 3)	(5,185)

Net Expenses	1,016,313

Net Investment Income	3,609,353

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	(36,952)
Net change in unrealized appreciation (depreciation) of Investments	(868,895)

Net Realized and Unrealized Loss on Investments	(905,847)

Net Increase in Net Assets Resulting From operations	$2,703,506

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

`	* Six Months ended March 31, 2007	Year ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,609,353	$7,473,632
Net realized loss on investments	(36,952)	(175,714)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(868,895)	(409,024)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,703,506	6,888,894

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,248,358)	(6,995,117)
Class D Shares	(242,942)	(478,515)
Class I Shares	(118,053)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(24,545,841)	(15,627,535)
Class D Shares	1,231,854	(4,424,114)
Class I Shares	17,846,069	—

Net Decrease in Net Assets	(6,373,765)	(20,636,387)

NET ASSETS:
Beginning of period	210,275,895	230,912,282

End of period	$203,902,130	$210,275,895

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class D, and Class I shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 1:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,518 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $1,867 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $37,337 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $5,185. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows

	Six Months ended March 31, 2007		Year ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	652,616	$8,599,017	1,491,269	$19,550,483
Shares issued to shareholders in reinvestment of dividends	147,300	1,941,221	309,029	4,047,693
Shares repurchased	(2,670,542)	(35,086,079)	(2,999,545)	(39,225,711)

Net Increase (Decrease)	(1,870,626)	$(24,545,841)	(1,199,247)	$(15,627,535)

Class D Shares
Shares sold	237,323	$3,130,347	227,791	$2,980,463
Shares issued to shareholders in reinvestment of dividends	13,929	183,663	27,090	355,077
Shares repurchased	(157,634)	(2,082,156)	(590,696)	(7,759,654)

Net Increase (Decrease)	93,618	$1,231,854	(335,815)	$(4,424,114)

Class I Shares†
Shares sold	1,553,968	$20,360,732	—	$—
Shares issued to shareholders in reinvestment of dividends	8,277	108,961	—	—
Shares repurchased	(199,515)	(2,623,624)	—	—

Net Increase (Decrease)	1,362,730	$17,846,069	—	$—

†	Effective date of Class I shares was February 1, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,777,106 and $17,552,332, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$196,362,493
Gross unrealized appreciation on a tax basis	$4,932,367
Gross unrealized depreciation on a tax basis	(35,319)
Net unrealized appreciation (depreciation) on investments (tax basis)	$4,897,048

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$33,677
2008	595,638
2009	320,666
2011	145,437
2013	255
2014	49,136

1,144,809

At March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $166,397. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS
Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	*Six Months ended March 31,		Year ended March 31,
Class A Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.20		$13.22	$13.40	$13.46	$13.42	$13.16

Income from investment operations:
Net investment income	0.23		0.45	0.43	0.45	0.48	0.53
Net realized and unrealized gain (loss) on investments	(0.06)		(0.02)	(0.18)	(0.06)	0.04	0.26

Total from investment operations	0.17		0.43	0.25	0.39	0.52	0.79
Less dividends from:
Net investment income	(0.23)		(0.45)	(0.43)	(0.45)	(0.48)	(0.53)

Change in net asset value	(0.06)		(0.02)	(0.18)	(0.06)	0.04	0.26

NET ASSET VALUE, end of period	$13.14		$13.20	$13.22	$13.40	$13.46	$13.42

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.31%		3.31%	1.88%	3.00%	3.93%	6.16%
Ratios to average net assets:
Net investment income	3.52	%(b)	3.41%	3.22%	3.40%	3.55%	4.01%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.99%	0.96%	0.97%	0.98%
Expenses, after expense reductions and net of custody credits	0.98	%(b)	0.98%	0.98%	0.96%	0.97%	0.98%
Expenses, before expense reductions	0.99	%(b)	0.99%	0.99%	0.96%	0.97%	1.00%
Portfolio turnover rate	4.38%		11.59%	16.63%	14.66%	16.53%	21.35%
Net assets at end of period (000)	$170,720		$196,163	$212,335	$208,435	$216,766	$192,749

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	*Six Months ended March 31,		Year ended March 31,
Class D Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.21		$13.23	$13.41	$13.47	$13.43	$13.16

Income from investment operations:
Net investment income	0.21		0.41	0.39	0.42	0.44	0.49
Net realized and unrealized gain (loss) on investments	(0.06)		(0.02)	(0.18)	(0.06)	0.04	0.27

Total from investment operations	0.15		0.39	0.21	0.36	0.48	0.76
Less dividends from:
Net investment income	(0.21)		(0.41)	(0.39)	(0.42)	(0.44)	(0.49)

Change in net asset value	(0.06)		(0.02)	(0.18)	(0.06)	0.04	0.27

NET ASSET VALUE, end of period	$13.15		$13.21	$13.23	$13.41	$13.47	$13.43

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.18%		3.04%	1.62%	2.70%	3.63%	5.94%
Ratios to average net assets:
Net investment income	3.27	%(b)	3.15%	2.96%	3.11%	3.24%	3.64%
Expenses, after expense reductions	1.25	%(b)	1.24%	1.25%	1.25%	1.25%	1.25%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24%	1.24%	1.24%	1.25%	1.25%
Expenses, before expense reductions	1.82	%(b)	1.82%	1.83%	1.83%	1.88%	2.00%
Portfolio turnover rate	4.38%		11.59%	16.63%	14.66%	16.53%	21.35%
Net assets at end of period (000)	$15,281		$14,113	$18,577	$14,051	$14,658	$9,719

(a)	Not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

Class I Shares:	*Period ended March 31, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.10

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain (loss) on investments	0.04

Total from investment operations	0.13
Less dividends from:
Net investment income	(0.09)
Change in net asset value	0.04
NET ASSET VALUE, end of period	$13.14

RATIOS/SUPPLEMENTAL DATA

Total return(a)	0.96%
Ratios to average net assets:
Net investment income	4.03	%(b)
Expenses, after expense reductions	0.64	%(b)
Expenses, after expense reductions and net of custody credits	0.63	%(b)
Expenses, before expense reductions	0.64	%(b)
Portfolio turnover rate	4.38%
Net assets at end of period (000)	$17,901

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I shares was February 1, 2007.

SCHEDULE OF INVESTMENTS
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A—885-215-301, CLASS D—885-215-624, CLASS I—885-215-285

NASDAQ SYMBOLS: CLASS A—THNMX, CLASS D—THNDX, CLASS I—THNIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,000,000	$3,027,990
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	1,775,000	1,454,826
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	183,875
Albuquerque Industrial Revenue Refunding, 5.15% due 4/1/2016 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	1,170,000	1,216,976
Albuquerque Industrial Revenue Refunding, 5.25% due 4/1/2017 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	2,140,000	2,231,613
Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,600,000	1,527,792
Albuquerque Joint Water & Sewage Systems Revenue, 4.75% due 7/1/2008	Aa2/AA	60,000	60,049
Albuquerque Municipal School District 12 Refunding, 5.10% due 8/1/2014 pre-refunded 8/1/2008	Aa2/AA	760,000	774,501
Albuquerque Municipal School District 12 Refunding, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,221,342
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	432,401
Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011	NR/NR	585,000	591,728
Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,302,310
Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AA+	495,000	516,953
Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012	Aa3/AA+	1,000,000	1,077,560
Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AA+	2,000,000	2,100,560
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,000,000	1,011,040
Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	1,030,000	1,041,855
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2021 (Insured: FGIC)	Aaa/NR	455,000	460,023
Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	495,000	512,038
Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	555,000	598,451
Farmington Hospital Revenue Series A, 5.125% due 6/1/2018 (San Juan Regional Medical Center Project)	A3/NR	570,000	594,425
Farmington Hospital Revenue Series A, 5.125% due 6/1/2019 (San Juan Regional Medical Center Project)	A3/NR	645,000	670,232
Farmington PCR, 3.78% due 9/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	4,740,000	4,740,000
Farmington PCR Series A, 3.79% due 5/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	700,000	700,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,400,055
Gallup PCR Refunding Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aaa/AAA	2,060,000	2,191,510
Gallup PCR Refunding Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aaa/AAA	3,540,000	3,776,153
Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,310,000	1,350,807
Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,385,000	1,445,982
Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007 (ETM)	A1/NR	120,000	120,836
Las Cruces School District 2, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,040,560
Los Alamos County Utility Systems Revenue, 5.00% due 7/1/2013 (Insured: FSA)	Aaa/AAA	1,265,000	1,352,336
New Mexico Educational Assistance Foundation Series A-3 (Guaranteed: Student Loans), 4.95% due 3/1/2009 (AMT)	Aaa/NR	2,000,000	2,040,720
New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,137,380
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/1/2014 (Public Project; Insured: MBIA)	Aaa/AAA	2,660,000	2,841,492
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/15/2018 (Public Project; Insured: AMBAC)	Aaa/NR	2,915,000	3,131,847
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/15/2019 (Public Project; Insured: MBIA)	Aaa/NR	1,215,000	1,300,111

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Revenue Refunding Senior Subordinated Lien, 5.00% due 6/1/2020 (Public Project; Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,074,490
New Mexico Finance Authority Revenue Refunding Series C, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,440,330
New Mexico Finance Authority Revenue Refunding Series C, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,556,588
New Mexico Finance Authority Revenue Series B, 5.00% due 6/1/2020 (Insured: MBIA)	Aaa/AAA	1,625,000	1,746,046
New Mexico Finance Authority Revenue Series B-1, 5.25% due 6/1/2015 (Public Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,089,740
New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	262,627
New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	134,156
New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	134,425
New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	150,236
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2012 pre- refunded 6/1/2011	Aa1/AAA	1,725,000	1,812,181
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2013 pre- refunded 6/1/2011	Aa1/AAA	1,325,000	1,391,966
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2014 pre- refunded 6/1/2011	Aa1/AAA	1,875,000	1,969,762
New Mexico Finance Authority Revenue Subordinated Lien, 5.00% due 6/15/2020 (Public Project Revolving Fund F; Insured: MBIA)	Aaa/NR	1,395,000	1,489,637
New Mexico Finance Authority State Transportation Series A, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,265,711
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AAA	2,000,000	2,137,380
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,135,780
New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,245,700
New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 (Catholic Health Initiatives Project)	NR/AA	1,140,000	1,162,515
New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare Project)	Aa3/AA-	5,205,000	5,657,679
New Mexico Housing Authority Region III Multi Family Housing Revenue Series A, 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured: AMBAC)	Aaa/AAA	1,100,000	1,141,976
New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	190,000	194,256
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	813,045
New Mexico MFA Multi Family Refunding Series B, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,022,000
New Mexico MFA Multi Family Refunding Series C, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)	Aaa/NR	1,910,000	1,952,020
New Mexico MFA Multi Family Refunding Series D, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized: FNMA)	Aaa/NR	2,785,000	2,846,270
New Mexico MFA Multi Family Series A, 6.05% due 7/1/2028 (Sandpiper Apartments Project; Insured: FHA)	NR/AAA	2,335,000	2,509,424
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	85,000	85,572
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	220,000	221,516
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	285,000	247,309
New Mexico MFA SFMR Series A-3, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	70,000	70,615
New Mexico MFA SFMR Series B-2, 5.80% due 7/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	15,000	15,108
New Mexico MFA SFMR Series B-3, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	180,000	187,155
New Mexico MFA SFMR Series C-2, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	290,000	299,205

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico MFA SFMR Series D-2, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	$490,000	$493,665
New Mexico MFA SFMR Series E-2, 5.875% due 9/1/2020 (AMT)	NR/AAA	275,000	280,816
New Mexico State Highway Commission Revenue Infrastructure Senior Subordinated Lien C, 5.00% due 6/15/2012 (ETM)	Aa2/AAA	1,000,000	1,059,560
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	265,320
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010	Aa2/AAA	245,000	255,217
New Mexico State Highway Commission Tax Series A, 5.125% due 6/15/2010 pre-refunded 6/15/2008	Aa2/AAA	660,000	671,603
New Mexico State Highway Commission Tax Series A, 5.125% due 6/15/2010	Aa2/AAA	3,695,000	3,757,778
New Mexico State Hospital Equipment Loan Council Hospital Revenue Series A, 4.80% due 8/1/2010 (Presbyterian Healthcare Project)	Aa3/AA-	500,000	514,510
New Mexico State Hospital Equipment Loan St. Vincent Hospital Series A, 5.00% due 7/1/2017 (Insured: Radian)	Aa3/AA	1,730,000	1,828,039
New Mexico State Hospital Equipment Loan St. Vincent Hospital Series A, 5.00% due 7/1/2019 (Insured: Radian)	Aa3/AA	1,000,000	1,050,620
New Mexico State Hospital Equipment Loan St. Vincent Hospital Series A, 5.00% due 7/1/2021 (Insured: Radian)	Aa3/AA	1,185,000	1,239,522
New Mexico State Hospital Equipment Loan St. Vincent Hospital Series A, 5.25% due 7/1/2025 (Insured: Radian)	Aa3/AA	1,000,000	1,064,630
New Mexico State Severance Tax, 5.00% due 7/1/2007	Aa2/AA	1,475,000	1,479,823
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007	Aa2/AA	1,645,000	1,650,379
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008	Aa2/AA	1,675,000	1,680,561
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2009	Aa2/AA	1,000,000	1,003,190
New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011 pre-refunded 7/1/2007	Aa3/A+	1,000,000	1,003,240
New Mexico State University Revenue Refunding & Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,068,290
New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008	Aa3/A+	5,000,000	5,015,850
Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities Series F, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,000,000	1,123,180
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2014 (Insured: FGIC)	Aaa/AAA	955,000	1,027,523
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2016 (Insured: FGIC)	Aaa/AAA	555,000	597,813
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2022 (Insured: FGIC)	Aaa/AAA	1,000,000	1,061,180
Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured: AMBAC)	NR/AAA	1,695,000	1,698,288
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2014	A1/NR	400,000	427,996
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,822,411
San Juan County Gross Receipts, 5.30% due 9/15/2009	A1/NR	315,000	321,054
San Juan County Gross Receipts Refunding, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,318,468
San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due 9/15/2016 (Insured: AMBAC)	Aaa/AAA	1,180,000	1,275,545
San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due 9/15/2021 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,089,010
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	4,390,000	4,633,601
Sandoval County Landfill Revenue Refunding & Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,499,264
Sandoval County Landfill Revenue Refunding & Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,424,338
Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel Project)	NR/A+	535,000	540,623
Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)	Aaa/NR	640,000	640,653
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	785,801
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District Project)	NR/NR	1,815,000	1,919,544
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,000,000	1,019,980
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036	NR/NR	1,030,000	1,050,816
Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,084,430
Santa Fe County Correctional Systems Revenue, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,520,000	1,823,407
Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office & Training Facilities Project) (ETM)	Aaa/NR	626,000	650,439
Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo Retirement Project)	NR/BBB-	1,250,000	1,263,588
Santa Fe County Revenue Series A, 5.80% due 5/15/2018 (El Castillo Retirement Project)	NR/BBB-	1,835,000	1,835,752

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John’s College Project)	NR/BBB-	$210,000	$210,840
Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John’s College Project)	NR/BBB-	1,215,000	1,226,433
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA)	Aaa/NR	65,000	65,724
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)	Aaa/NR	125,000	125,931
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)	Aaa/NR	110,000	110,169
Santa Fe Solid Waste Management Agency Facility Revenue, 6.10% due 6/1/2007	NR/NR	875,000	877,826
Taos County Gross Receipts County Education Improvement, 4.75% due 10/1/2012	Baa1/NR	1,500,000	1,549,830
Taos Gross Receipts Tax Revenue, 4.25% due 10/1/2010 (Insured: Radian)	Aa3/NR	1,000,000	1,013,640
Taos Municipal School District 1 Refunding, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	458,190
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2012 (Insured: FSA & FHA)	Aaa/AAA	1,500,000	1,590,030
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,119,144
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2017 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,129,900
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,123,420
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,177,390
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,176,430
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,442,132
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,716,230
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,289,429
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2016	Aa3/AA	645,000	688,176
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,840,789
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,947,165
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,293,456
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,066,940
University of New Mexico Revenue Series A, 5.25% due 6/1/2013	Aa3/AA	665,000	711,124
University of New Mexico Revenue Series A, 5.25% due 6/1/2014	Aa3/AA	335,000	358,236
University of New Mexico Revenue Series A, 6.00% due 6/1/2021	Aa3/AA	610,000	708,875
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,155,380
Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	1,105,000	1,128,647

TOTAL INVESTMENTS — 98.70% (COST $ 196,362,834)			$201,259,541

OTHER ASSETS LESS LIABILITIES — 1.30%			2,642,589

NET ASSETS — 100.00%			$203,902,130

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

MBIA	Insured by Municipal Bond Investors Assurance

MFA	Mortgage Finance Authority

PCR	Pollution Control Revenue Bond

RADIAN	Insured by Radian Asset Assurance

SFMR	Single Family Mortgage Revenue Bond

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12 b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000	$1,013.10	$4.93
Hypothetical*	$1,000	$1,020.04	$4.94

Class D Shares
Actual	$1,000	$1,011.80	$6.22
Hypothetical*	$1,000	$1,018.75	$6.24

Class I Shares
Actual	$1,000	$1,029.51	$3.20
Hypothetical*	$1,000	$1,021.78	$3.19

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; D: 1.24%; and I: 0.63%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OTHER INFORMATION
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800- 847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg New Mexico Intermediate Municipal Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Thornburg New Mexico Intermediate Municipal Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class I shares increased by 4 cents to $13.14 during the period since inception of the Class I shares on February 1, 2007. If you were with us for the entire period, you received dividends of 8.5 cents per share. If you reinvested dividends, you received 8.6 cents per share.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The Class I shares of your Fund produced a total return of 0.96% over the short period since inception, compared to a 1.14% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While the news there is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice – two thirds – is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 4% to under 2%, labor cost increases are much more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 140 municipal obligations from all over New Mexico. Today, your Fund’s weighted average maturity is 7.26 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also creates a more attractive investing environment.

% of portfolio maturing			Cumulative % maturing
2 years	=	14.1%	Year 2	=	14.1%
2 to 4 years	=	11.2%	Year 4	=	25.3%
4 to 6 years	=	18.6%	Year 6	=	43.9%
6 to 8 years	=	9.1%	Year 8	=	53.0%
8 to 10 years	=	11.2%	Year 10	=	64.2%
10 to 12 years	=	13.6%	Year 12	=	77.8%
12 to 14 years	=	10.1%	Year 14	=	87.9%
14 to 16 years	=	6.3%	Year 16	=	94.2%
16 to 18 years	=	1.1%	Year 18	=	95.3%
Over 18 years	=	4.7%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/07.

New Mexico’s economy has been outpacing the national economy lately. Personal income growth of 6% has led to double digit gains in gross receipts and income tax revenues. That growth, combined with a 28% increase in taxes and lease revenues tied to energy and mineral resources extraction, have made it relatively easy for the state to run budget surpluses. Some of the surplus has found its way into budgetary reserves, which totaled $780 million at the end of 2006, but annual expenditures have also been growing at a 14% rate. That pace will have to slow dramatically if economic growth stalls or oil, gas and mineral prices decline. We believe that the credit challenges facing New Mexico municipal bond issuers will be greater over the next few years than they have been over the last few years. For that reason, we have 93% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $ 196,362,834)	$201,259,541
Cash	48
Receivable for fund shares sold	487,595
Interest receivable	2,690,081
Prepaid expenses and other assets	1,547

Total Assets	204,438,812

LIABILITIES
Payable for fund shares redeemed	140,597
Payable to investment advisor and other affiliates (Note 3)	149,161
Accounts payable and accrued expenses	45,602
Dividends payable	201,322

Total Liabilities	536,682

NET ASSETS	$203,902,130

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(14,662)
Net unrealized appreciation on investments	4,896,707
Accumulated net realized gain (loss)	(1,347,817)
Net capital paid in on shares of beneficial interest	200,367,902

$203,902,130

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($170,720,205 applicable to 12,991,654 shares of beneficial interest outstanding — Note 4)	$13.14
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.41

Class D Shares:
Net asset value, offering and redemption price per share ($15,280,823 applicable to 1,162,332 shares of beneficial interest outstanding — Note 4)	$13.15

Class I Shares:
Net asset value, offering and redemption price per share ($17,901,102 applicable to 1,362,730 shares of beneficial interest outstanding — Note 4)	$13.14

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 464,101)	$4,625,666

EXPENSES:
Investment advisory fees (Note 3)	513,180
Administration fees (Note 3)
Class A Shares	115,338
Class D Shares	9,293
Class I Shares	1,466
Distribution and service fees (Note 3)
Class A Shares	230,677
Class D Shares	74,673
Transfer agent fees
Class A Shares	41,061
Class D Shares	8,927
Class I Shares	677
Registration and filing fees
Class A Shares	263
Class D Shares	263
Class I Shares	102
Custodian fees (Note 3)	37,169
Professional fees	10,898
Accounting fees	7,655
Trustee fees	2,267
Other expenses	10,244

Total Expenses	1,064,153
Less:
Expenses reimbursed by investment advisor (Note 3)	(5,318)
Distribution and service fees waived (Note 3)	(37,337)
Fees paid indirectly (Note 3)	(5,185)

Net Expenses	1,016,313

Net Investment Income	3,609,353

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	(36,952)
Net change in unrealized appreciation (depreciation) of Investments	(868,895)

Net Realized and Unrealized Loss on Investments	(905,847)

Net Increase in Net Assets Resulting From Operations	$2,703,506

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	* Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,609,353	$7,473,632
Net realized loss on investments	(36,952)	(175,714)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(868,895)	(409,024)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,703,506	6,888,894

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,248,358)	(6,995,117)
Class D Shares	(242,942)	(478,515)
Class I Shares	(118,053)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(24,545,841)	(15,627,535)
Class D Shares	1,231,854	(4,424,114)
Class I Shares	17,846,069	—

Net Decrease in Net Assets	(6,373,765)	(20,636,387)

NET ASSETS:
Beginning of period	210,275,895	230,912,282

End of period	$203,902,130	$210,275,895

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class D, and Class I shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,318 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $1,867 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations. Distribution fees in the amount of $37,337 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $5,185. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	652,616	$8,599,017	1,491,269	$19,550,483
Shares issued to shareholders in reinvestment of dividends	147,300	1,941,221	309,029	4,047,693
Shares repurchased	(2,670,542)	(35,086,079)	(2,999,545)	(39,225,711)

Net Increase (Decrease)	(1,870,626)	$(24,545,841)	(1,199,247)	$(15,627,535)

Class D Shares
Shares sold	237,323	$3,130,347	227,791	$2,980,463
Shares issued to shareholders in reinvestment of dividends	13,929	183,663	27,090	355,077
Shares repurchased	(157,634)	(2,082,156)	(590,696)	(7,759,654)

Net Increase (Decrease)	93,618	$1,231,854	(335,815)	$(4,424,114)

Class I Shares†
Shares sold	1,553,968	$20,360,732	—	$—
Shares issued to shareholders in reinvestment of dividends	8,277	108,961	—	—
Shares repurchased	(199,515)	(2,623,624)	—	—

Net Increase (Decrease)	1,362,730	$17,846,069	—	$—

†	Effective date of Class I shares was February 1, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,777,106 and $17,552,332, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$196,362,493

Gross unrealized appreciation on a tax basis	$4,932,367
Gross unrealized depreciation on a tax basis	(35,319)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,897,048

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$33,677
2008	595,638
2009	320,666
2011	145,437
2013	255
2014	49,136

$1,144,809

At March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $166,397. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)

Class I Shares:	Period Ended March 31, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.10

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain (loss) on investments	0.04

Total from investment operations	0.13

Less dividends from:
Net investment income	(0.09)

Change in net asset value	0.04

NET ASSET VALUE, end of period	$13.14

RATIOS/SUPPLEMENTAL DATA

Total return(a)	0.96%
Ratios to average net assets:
Net investment income	4.03	%(b)
Expenses, after expense reductions	0.64	%(b)
Expenses, after expense reductions and net of custody credits	0.63	%(b)
Expenses, before expense reductions	0.64	%(b)

Portfolio turnover rate	4.38%

Net assets at end of period (000)	$17,901

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I shares was February 1, 2007.

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-301, CLASS D - 885-215-624, CLASS I - 885-215-285

NASDAQ SYMBOLS: CLASS A - THNMX, CLASS D - THNDX, CLASS I - THNIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,000,000	$3,027,990
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	1,775,000	1,454,826
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	183,875
Albuquerque Industrial Revenue Refunding, 5.15% due 4/1/2016 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	1,170,000	1,216,976
Albuquerque Industrial Revenue Refunding, 5.25% due 4/1/2017 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	2,140,000	2,231,613
Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,600,000	1,527,792
Albuquerque Joint Water & Sewage Systems Revenue, 4.75% due 7/1/2008	Aa2/AA	60,000	60,049
Albuquerque Municipal School District 12 Refunding, 5.10% due 8/1/2014 pre-refunded 8/1/2008	Aa2/AA	760,000	774,501
Albuquerque Municipal School District 12 Refunding, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,221,342
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	432,401
Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011	NR/NR	585,000	591,728
Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,302,310
Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AA+	495,000	516,953
Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012	Aa3/AA+	1,000,000	1,077,560
Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AA+	2,000,000	2,100,560
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,000,000	1,011,040
Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	1,030,000	1,041,855
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2021 (Insured: FGIC)	Aaa/NR	455,000	460,023
Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	495,000	512,038
Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	555,000	598,451
Farmington Hospital Revenue Series A, 5.125% due 6/1/2018 (San Juan Regional Medical Center Project)	A3/NR	570,000	594,425
Farmington Hospital Revenue Series A, 5.125% due 6/1/2019 (San Juan Regional Medical Center Project)	A3/NR	645,000	670,232
Farmington PCR, 3.78% due 9/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	4,740,000	4,740,000
Farmington PCR Series A, 3.79% due 5/1/2024 put 4/2/2007 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	700,000	700,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,400,055
Gallup PCR Refunding Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aaa/AAA	2,060,000	2,191,510
Gallup PCR Refunding Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aaa/AAA	3,540,000	3,776,153
Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,310,000	1,350,807
Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,385,000	1,445,982
Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007 (ETM)	A1/NR	120,000	120,836
Las Cruces School District 2, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,040,560
Los Alamos County Utility Systems Revenue, 5.00% due 7/1/2013 (Insured: FSA)	Aaa/AAA	1,265,000	1,352,336
New Mexico Educational Assistance Foundation Series A-3 (Guaranteed: Student Loans), 4.95% due 3/1/2009 (AMT)	Aaa/NR	2,000,000	2,040,720
New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,137,380
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/1/2014 (Public Project; Insured: MBIA)	Aaa/AAA	2,660,000	2,841,492
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/15/2018 (Public Project; Insured: AMBAC)	Aaa/NR	2,915,000	3,131,847
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/15/2019 (Public Project; Insured: MBIA)	Aaa/NR	1,215,000	1,300,111

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Revenue Refunding Senior Subordinated Lien, 5.00% due 6/1/2020 (Public Project; Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,074,490
New Mexico Finance Authority Revenue Refunding Series C, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,440,330
New Mexico Finance Authority Revenue Refunding Series C, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,556,588
New Mexico Finance Authority Revenue Series B, 5.00% due 6/1/2020 (Insured: MBIA)	Aaa/AAA	1,625,000	1,746,046
New Mexico Finance Authority Revenue Series B-1, 5.25% due 6/1/2015 (Public Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,089,740
New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	262,627
New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	134,156
New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	134,425
New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	150,236
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2012 pre-refunded 6/1/2011	Aa1/AAA	1,725,000	1,812,181
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2013 pre-refunded 6/1/2011	Aa1/AAA	1,325,000	1,391,966
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2014 pre-refunded 6/1/2011	Aa1/AAA	1,875,000	1,969,762
New Mexico Finance Authority Revenue Subordinated Lien, 5.00% due 6/15/2020 (Public Project Revolving Fund F; Insured: MBIA)	Aaa/NR	1,395,000	1,489,637
New Mexico Finance Authority State Transportation Series A, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,265,711
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AAA	2,000,000	2,137,380
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,135,780
New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,245,700
New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 (Catholic Health Initiatives Project)	NR/AA	1,140,000	1,162,515
New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare Project)	Aa3/AA-	5,205,000	5,657,679
New Mexico Housing Authority Region III Multi Family Housing Revenue Series A, 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured: AMBAC)	Aaa/AAA	1,100,000	1,141,976
New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	190,000	194,256
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	813,045
New Mexico MFA Multi Family Refunding Series B, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,022,000
New Mexico MFA Multi Family Refunding Series C, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)	Aaa/NR	1,910,000	1,952,020
New Mexico MFA Multi Family Refunding Series D, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized: FNMA)	Aaa/NR	2,785,000	2,846,270
New Mexico MFA Multi Family Series A, 6.05% due 7/1/2028 (Sandpiper Apartments Project; Insured: FHA)	NR/AAA	2,335,000	2,509,424
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	85,000	85,572
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	220,000	221,516
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	285,000	247,309
New Mexico MFA SFMR Series A-3, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	70,000	70,615
New Mexico MFA SFMR Series B-2, 5.80% due 7/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	15,000	15,108
New Mexico MFA SFMR Series B-3, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	180,000	187,155
New Mexico MFA SFMR Series C-2, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	290,000	299,205

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico MFA SFMR Series D-2, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	$490,000	$493,665
New Mexico MFA SFMR Series E-2, 5.875% due 9/1/2020 (AMT)	NR/AAA	275,000	280,816
New Mexico State Highway Commission Revenue Infrastructure Senior Subordinated Lien C, 5.00% due 6/15/2012 (ETM)	Aa2/AAA	1,000,000	1,059,560
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	265,320
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010	Aa2/AAA	245,000	255,217
New Mexico State Highway Commission Tax Series A, 5.125% due 6/15/2010 pre-refunded 6/15/2008	Aa2/AAA	660,000	671,603
New Mexico State Highway Commission Tax Series A, 5.125% due 6/15/2010	Aa2/AAA	3,695,000	3,757,778
New Mexico State Hospital Equipment Loan Council Hospital Revenue Series A, 4.80% due 8/1/2010 (Presbyterian Healthcare Project)	Aa3/AA-	500,000	514,510
New Mexico State Hospital Equipment Loan St. Vincent Hospital Series A, 5.00% due 7/1/2017 (Insured: Radian)	Aa3/AA	1,730,000	1,828,039
New Mexico State Hospital Equipment Loan St. Vincent Hospital Series A, 5.00% due 7/1/2019 (Insured: Radian)	Aa3/AA	1,000,000	1,050,620
New Mexico State Hospital Equipment Loan St. Vincent Hospital Series A, 5.00% due 7/1/2021 (Insured: Radian)	Aa3/AA	1,185,000	1,239,522
New Mexico State Hospital Equipment Loan St. Vincent Hospital Series A, 5.25% due 7/1/2025 (Insured: Radian)	Aa3/AA	1,000,000	1,064,630
New Mexico State Severance Tax, 5.00% due 7/1/2007	Aa2/AA	1,475,000	1,479,823
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007	Aa2/AA	1,645,000	1,650,379
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008	Aa2/AA	1,675,000	1,680,561
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2009	Aa2/AA	1,000,000	1,003,190
New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011 pre-refunded 7/1/2007	Aa3/A+	1,000,000	1,003,240
New Mexico State University Revenue Refunding & Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,068,290
New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008	Aa3/A+	5,000,000	5,015,850
Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities Series F, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,000,000	1,123,180
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2014 (Insured: FGIC)	Aaa/AAA	955,000	1,027,523
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2016 (Insured: FGIC)	Aaa/AAA	555,000	597,813
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2022 (Insured: FGIC)	Aaa/AAA	1,000,000	1,061,180
Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured: AMBAC)	NR/AAA	1,695,000	1,698,288
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2014	A1/NR	400,000	427,996
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,822,411
San Juan County Gross Receipts, 5.30% due 9/15/2009	A1/NR	315,000	321,054
San Juan County Gross Receipts Refunding, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,318,468
San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due 9/15/2016 (Insured: AMBAC)	Aaa/AAA	1,180,000	1,275,545
San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due 9/15/2021 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,089,010
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	4,390,000	4,633,601
Sandoval County Landfill Revenue Refunding & Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,499,264
Sandoval County Landfill Revenue Refunding & Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,424,338
Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel Project)	NR/A+	535,000	540,623
Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)	Aaa/NR	640,000	640,653
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	785,801
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District Project)	NR/NR	1,815,000	1,919,544
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,000,000	1,019,980
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036	NR/NR	1,030,000	1,050,816
Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,084,430
Santa Fe County Correctional Systems Revenue, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,520,000	1,823,407
Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office & Training Facilities Project) (ETM)	Aaa/NR	626,000	650,439
Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo Retirement Project)	NR/BBB-	1,250,000	1,263,588
Santa Fe County Revenue Series A, 5.80% due 5/15/2018 (El Castillo Retirement Project)	NR/BBB-	1,835,000	1,835,752

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John’s College Project)	NR/BBB-	$210,000	$210,840
Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John’s College Project)	NR/BBB-	1,215,000	1,226,433
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA)	Aaa/NR	65,000	65,724
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)	Aaa/NR	125,000	125,931
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)	Aaa/NR	110,000	110,169
Santa Fe Solid Waste Management Agency Facility Revenue, 6.10% due 6/1/2007	NR/NR	875,000	877,826
Taos County Gross Receipts County Education Improvement, 4.75% due 10/1/2012	Baa1/NR	1,500,000	1,549,830
Taos Gross Receipts Tax Revenue, 4.25% due 10/1/2010 (Insured: Radian)	Aa3/NR	1,000,000	1,013,640
Taos Municipal School District 1 Refunding, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	458,190
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2012 (Insured: FSA & FHA)	Aaa/AAA	1,500,000	1,590,030
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,119,144
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2017 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,129,900
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,123,420
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,177,390
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,176,430
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,442,132
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,716,230
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,289,429
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2016	Aa3/AA	645,000	688,176
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,840,789
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,947,165
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,293,456
University of New Mexico Revenue Refunding Sub Lien Systems Series A, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,066,940
University of New Mexico Revenue Series A, 5.25% due 6/1/2013	Aa3/AA	665,000	711,124
University of New Mexico Revenue Series A, 5.25% due 6/1/2014	Aa3/AA	335,000	358,236
University of New Mexico Revenue Series A, 6.00% due 6/1/2021	Aa3/AA	610,000	708,875
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,155,380
Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	1,105,000	1,128,647

TOTAL INVESTMENTS — 98.70% (Cost $ 196,362,834)			$201,259,541
OTHER ASSETS LESS LIABILITIES — 1.30%			2,642,589

NET ASSETS — 100.00%			$203,902,130

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
MBIA	Insured by Municipal Bond Investors Assurance
MFA	Mortgage Finance Authority
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class I Shares
Actual	$1,000	$1,029.51	$3.20
Hypothetical*	$1,000	$1,021.78	$3.19

†	Expenses are equal to the annualized expense ratio for Class I shares (0.63%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company: TM

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

# Thornburg New York Intermediate Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Thornburg New York Intermediate Municipal Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Consumer Price Index – The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Letter to Shareholders

George Strickland Co-Portfolio Manager

April 15, 2007

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 6 cents to $ 12.32 during the six months ended March 31, 2007. If you were with us for the entire period, you received dividends of 23.0 cents per share. If you reinvested dividends, you received 23.2 cents per share.

Over the last six months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The Class A shares of your Fund produced a total return of 1.39% (at NAV) over the six-month period ended March 31, 2007, compared to a 1.77% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

The long-term trend of a flattening municipal bond yield curve came to an end in the first quarter of 2007, as long-term bond yields rose slightly more than short-term bond yields. It is too early to call this reversal a trend, but it is potentially an inflection point. The bond market is still expecting the Federal Reserve to lower the target Fed Funds rate some time in 2007, but it seems to be hedging that bet somewhat.

Lately, a lot of media attention has been focused on the residential housing market and the rising delinquency and default rates on sub-prime mortgages. While the news there is quite bad, one must remember that it is only one slice of the economic pie. By far, the largest slice — two thirds — is consumer spending, which has continued to grow quite nicely. The other significant slices of the economy are business fixed investment, government spending, and exports. While government spending and exports are growing steadily, business fixed investment is showing preliminary signs of slowing. So there are two, relatively small slices of the U.S. economy sputtering while the other slices are sizzling. This should lead to the moderate growth that the market seems to be expecting.

Currently, low yields on long-term bonds are built upon the premise that a slowing economy will lead to lower inflation. We have not seen any signs of that trend yet, core CPI is advancing at 2.7% per year. The high growth, low inflation “Goldilocks” economy was built upon rapidly rising worker productivity. Productivity gains allowed worker earnings to grow without affecting prices or corporate profits. With productivity growth falling from over 4% to under 2%, labor cost increases are much more likely to push consumer prices up. The “Goldilocks” economy isn’t dead yet, but it is at risk. Without it, we may be looking at slower GDP growth, sluggish corporate profits, and stubbornly high inflation. Slower growth may keep the Federal Reserve on hold, but elevated inflation should lead to a larger risk premium on long-term bonds. For that reason, we are still favoring short-term bonds over long-term bonds.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 39 municipal obligations from all over New York. Today, your Fund’s weighted average maturity is 6.64 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Josh Gonze Co-Portfolio Manager
Christopher Ihlefeld Co-Portfolio Manager

Municipal bond issuance was surprisingly strong in the first quarter of 2007, rising 49% to $104 billion. At this pace, the market might well surpass 2005’s record supply of $408 billion. The increased supply has weighed heavily on municipal bond prices of late. The yield ratio of ten-year high quality municipal bond yields to Treasury bonds rose from under 80% toward 85% by the end of the quarter. The cheapening of municipal/treasury ratios contributed to the underperformance of municipal bonds this past quarter, but also creates a more attractive investing environment.

% of portfolio maturing			Cumulative % maturing
2 years	=	18.0%	Year 2	=	18.0%
2 to 4 years	=	7.1%	Year 4	=	25.1%
4 to 6 years	=	13.6%	Year 6	=	38.7%
6 to 8 years	=	20.8%	Year 8	=	59.5%
8 to 10 years	=	7.9%	Year 10	=	67.4%
10 to 12 years	=	17.4%	Year 12	=	84.8%
12 to 14 years	=	7.8%	Year 14	=	92.6%
14 to 16 years	=	0.0%	Year 16	=	92.6%
16 to 18 years	=	0.0%	Year 18	=	92.6%
Over 18 years	=	7.4%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/07.

Employment growth in New York has been running at about half the national average, but the unemployment rate is currently only 4%. State tax revenues are largely driven by the financial industry, which is booming. Tax receipts are expected to grow 12% in the 2007 fiscal year, which should produce a surplus of $1.5 billion. This will probably allow the state to build up reserve balances to about $3.6 billion. Though recent news is very encouraging, long-term challenges remain: debt levels are high, pension and other post-employment benefits are generous, and tax receipts are highly sensitive to the investment and real estate industries. We believe that the credit challenges facing New York municipal bond issuers are likely to be greater over the next few years than they have been over the last few. For that reason, we have 97% of the Fund invested in bonds rated A or above by one of the major rating agencies, and maintained broad diversification across issuers, sectors, and geographic areas.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $ 32,438,128)	$33,215,974
Cash	33,224
Receivable for fund shares sold	148,492
Interest receivable	378,047
Prepaid expenses and other assets	897

Total Assets	33,776,634

LIABILITIES
Payable for fund shares redeemed	4,788
Payable to investment advisor and other affiliates (Note 3)	22,776
Accounts payable and accrued expenses	22,926
Dividends payable	29,675

Total Liabilities	80,165

NET ASSETS	$33,696,469

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(11,530)
Net unrealized appreciation on investments	777,846
Accumulated net realized gain (loss)	(56,649)
Net capital paid in on shares of beneficial interest	32,986,802

$33,696,469

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($33,696,469 applicable to 2,734,439 shares of beneficial interest outstanding - Note 4)	$12.32

Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.57

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 71,756)	$806,501

EXPENSES:
Investment advisory fees (Note 3)	85,271
Administration fees (Note 3)	21,318
Distribution and service fees (Note 3)	42,635
Transfer agent fees	17,647
Registration and filing fees	146
Custodian fees (Note 3)	11,102
Professional fees	8,678
Accounting fees	1,185
Trustee fees	305
Other expenses	3,818

Total Expenses	192,105
Less:
Management fees waived by investment advisor (Note 3)	(19,398)
Fees paid indirectly (Note 3)	(3,870)

Net Expenses	168,837

Net Investment Income	637,664

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	16,394
Net change in unrealized appreciation (depreciation) of Investments	(172,323)

Net Realized and Unrealized Loss on Investments	(155,929)

Net Increase in Net Assets Resulting From Operations	$481,735

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund	(Unaudited)*

	* Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$637,664	$1,387,236
Net realized gain (loss) on investments	16,394	(3,826)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(172,323)	(221,552)

Net Increase (Decrease) in Net Assets Resulting from Operations	481,735	1,161,858

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(637,664)	(1,387,236)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(996,661)	(6,301,037)

Net Decrease in Net Assets	(1,152,590)	(6,526,415)

NET ASSETS:
Beginning of period	34,849,059	41,375,474

End of period	$33,696,469	$34,849,059

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal, New York State, and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2007, the Advisor voluntarily waived investment advisory fees of $19,398. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $3,870. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	148,333	$1,834,148	249,857	$3,077,469
Shares issued to shareholders in reinvestment of dividends	35,326	436,445	74,036	911,749
Shares repurchased	(264,570)	(3,267,254)	(835,675)	(10,290,255)

Net Increase (Decrease)	(80,911)	$(996,661)	(511,782)	$(6,301,037)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,100,000 and $3,111,278, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$32,437,105

Gross unrealized appreciation on a tax basis	$781,354
Gross unrealized depreciation on a tax basis	(2,485)

Net unrealized appreciation (depreciation) on investments (tax basis)	$778,869

At March 31, 2007, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2011	$20,132
2014	50,108

$70,240

As of March 31, 2007, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $3,826. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class A Shares:			2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.38		$12.44	$12.64	$12.46		$12.86	$12.63	$12.55

Income from investment operations:
Net investment income	0.23		0.45	0.42	0.10		0.45	0.51	0.54
Net realized and unrealized gain (loss) on investments	(0.06)		(0.06)	(0.20)	0.18		(0.40)	0.25	0.08

Total from investment operations	0.17		0.39	0.22	0.28		0.05	0.76	0.62

Less dividends from:
Net investment income	(0.23)		(0.45)	(0.42)	(0.10)		(0.45)	(0.51)	(0.54)
Realized capital gains	—		—	—	—		—	(0.02)	—

Total distributions	(0.23)		(0.45)	(0.42)	(0.10)		(0.45)	(0.53)	(0.54)

Change in net asset value	(0.06)		(0.06)	(0.20)	0.18		(0.40)	0.23	0.08

NET ASSET VALUE, end of period	$12.32		$12.38	$12.44	$12.64		$12.46	$12.86	$12.63

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.39%		3.23%	1.73%	2.26%		0.36%	6.16%	5.05%
Ratios to average net assets:
Net investment income	3.74	%(b)	3.66%	3.31%	3.19	%(b)	3.51%	4.02%	4.29%
Expenses, after expense reductions	1.01	%(b)	1.01%	1.00%	0.99	%(b)	0.99%	0.93%	0.87%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.99	%(b)	0.99%	0.93%	0.87%
Expenses, before expense reductions	1.10	%(b)	1.11%	1.12%	1.18	%(b)	1.11%	1.10%	1.09%

Portfolio turnover rate	3.31%		15.38%	28.70%	4.27%		13.46%	15.57%	17.66%
Net assets at end of period (000)	$33,696		$34,849	$41,375	$45,543		$42,551	$39,764	$32,076

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A – 885-215-665

NASDAQ SYMBOLS: CLASS A – THNYX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due 4/1/2015 (Insured: ACA)	NR/A	$465,000	$498,843
Brookhaven Industrial Development Agency Civic Facility Revenue, 4.25% due 11/1/2037 put 11/1/2011 (LOC: North Fork Bank)	NR/A-	1,100,000	1,102,365
Canastota Central School District GO, 7.10% due 6/15/2007 (ETM)	A2/NR	215,000	216,503
Canastota Central School District GO, 7.10% due 6/15/2008 (ETM)	A2/NR	205,000	213,483
Hempstead Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel Project)	Baa3/BB+	1,000,000	1,025,150
Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014 (DePaul Community Facility Project; Insured: SONYMA)	Aa1/NR	725,000	730,909
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	530,000	567,609
New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013 (ETM)	Aaa/AAA	1,000,000	1,039,360
New York City Transitional Finance Authority Facilities Refunding Series A-1, 5.00% due 11/1/2020	Aa1/AAA	1,000,000	1,069,780
New York City Transitional Finance Authority Refunding Future Tax Secured C, 5.25% due 8/1/2016 (Insured: AMBAC)	Aaa/AAA	1,365,000	1,463,799
New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum of American Folk Art Project; Insured: ACA)	NR/A	920,000	977,546
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,085,970
New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013 (Master Boces Project; Insured: FSA)	Aaa/AAA	1,000,000	1,057,070
New York Dormitory Authority Revenue, 5.25% due 7/1/2010 (D’Youville College Project; Insured: Radian)	NR/AA	350,000	365,368
New York Dormitory Authority Revenue, 5.25% due 7/1/2011 (D’Youville College Project; Insured: Radian)	NR/AA	370,000	390,416
New York Dormitory Authority Revenue Mental Health Services A, 5.50% due 2/15/2019 pre-refund- ed 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,085,000	1,167,254
New York Dormitory Authority Revenue Mental Health Services Facilities Improvement A, 5.00% due 2/15/2015 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,620,180
New York Dormitory Authority Revenue Refunding, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center Project; Insured: SONYMA)	Aa1/NR	1,000,000	1,066,900
New York Environmental Facilities Corp. PCR Water Series E, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	401,020
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	665,000	672,987
New York Refunding Series H, 5.00% due 8/1/2018	A1/AA-	1,000,000	1,061,680
New York Series A, 7.00% due 8/1/2007 (Insured: FSA)	Aaa/AAA	300,000	303,234
New York Series I, 3.76% due 4/1/2036 put 4/2/2007 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B Hucles Nursing Home Project; Insured: SONYMA)	Aa1/NR	400,000	431,620
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B Hucles Nursing Home Project; Insured: SONYMA)	Aa1/NR	1,000,000	1,057,600
New York State Dormitory Authority Revenue Personal Income Tax, 5.50% due 3/15/2012	Aa3/AAA	1,000,000	1,082,540
New York State Dormitory Authority State Personal Income Tax Revenue Education Series F, 5.00% due 3/15/2019 (Insured: FSA)	Aaa/AAA	1,000,000	1,070,700
New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017	Aa1/NR	300,000	306,993
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,071,540
New York State Thruway Authority Service Contract Revenue Refunding, 5.50% due 4/1/2013 (Local Highway & Bridge Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,081,520
New York Unrefunded Series G, 6.75% due 2/1/2009 (Insured: MBIA-IBC)	Aaa/AAA	950,000	1,001,433
New York Urban Development Corp. Correctional Facilities Revenue, 0% due 1/1/2008	A1/AA-	2,000,000	1,945,120
Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033 (Insured: AMBAC)	Aaa/AAA	1,390,000	1,392,377
Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	375,000	395,239

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic Facility Presbyterian Home Project; LOC: HSBC Bank USA)	Aa2/NR	$450,000	$479,178
Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation Project; Collateralized: FNMA)	NR/AAA	750,000	772,792
Puerto Rico Electric Power Authority Revenue Refunding Series J, 5.375% due 7/1/2017 (Insured: XLCA)	Aaa/AAA	1,045,000	1,176,994
Utica Industrial Development Agency Civic Facility Revenue, 5.25% due 7/15/2016 (Munson Williams Proctor Institute Project)	A1/NR	210,000	223,509
Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	629,394

TOTAL INVESTMENTS — 98.57% (Cost $ 32,438,128)			$33,215,974

OTHER ASSETS LESS LIABILITIES — 1.43%			480,495

NET ASSETS — 100.00%			$33,696,469

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end. See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000	$1,013.90	$4.97
Hypothetical*	$1,000	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

# Thornburg Limited Term Income Funds

Informational Brochure and Semi-Annual Report – March 31, 2007

The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Funds' investment objectives and policies, risks, sales charges, expenses, experience of management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary goal, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of normally five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of normally five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

Thornburg Limited Term Income Funds

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no up-front sales charge for Class I or Class R3 shares.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps).

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Average Maturity – The average maturity is the stated or dollar-weighted average, which describes the relationship between the price of a portfolio’s various stocks and their average earnings per share.

Letter to Shareholders

Jason Brady, CFA Portfolio Manager	April 7, 2007
Dear Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended March 31, 2007. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund increased 8 cents in the period to $12.83. If you were invested for the entire period, you received dividends of 19.3 cents per share. If you reinvested your dividends, you received 19.4 cents per share. Investors who owned Class C shares received 17.8 and 17.9 cents per share, respectively. The net asset value of a Class A share of the Thornburg Limited Term Income Fund increased 1 cent in the period to $12.38. If you were invested for the entire period, you received dividends of 25.1 cents per share. If you reinvested your dividends, you received 25.3 cents per share. Investors who owned Class C shares received 23.5 and 23.7 cents per share, respectively. Please read the accompanying financial statements for more detailed information and history.

Interest rates on U.S. Treasuries were relatively unchanged across the yield curve on March 31, 2007, versus September 30, 2006. However, rates showed some significant variation within the period, including low levels in early December and March as well as relatively high levels in January. For example, the yield on a ten-year U.S. Treasury started at 4.63% at the end of September, declined to 4.42% in December, ascended to 4.89% in January, and ended March at 4.65%. Two-year U.S. Treasuries began the period at 4.68%, declined to a low of 4.51%, rose to 4.98%, and finished the period at 4.58%. As you can see, two-year U.S. Treasuries finished the period with a slightly lower yield than ten-year Treasuries, effectively “dis-inverting” the yield curve. Quality spreads (the additional yield on a corporate bond) tightened through February before starting to rise slightly in the last month. Quality spreads on lower rated credits contracted through the period, with a slight pause in March.

Putting income and the change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 2.15% and 4.81% over the six- and twelve-month period, assuming a beginning-of-the-period investment at the NAV. The Lehman Intermediate Government Index produced a 2.43% and 5.75% total return over the same time periods. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 2.13% and 4.78% over the six- and twelve-month periods, assuming a beginning-of-the-period investment at the NAV. The Lehman Intermediate Government/Credit Index produced a 2.64% and 6.14% total return over the same time period. The Funds kept their durations shorter than the Indices during the period. Because the Funds kept their durations shorter and allocated a larger portion of their portfolios to short-term bonds, their returns outperformed the Indices in the fourth quarter of 2006 and through January of 2007, when rates rose, and underperformed the Indices for the remainder of the first quarter of 2007 when rates fell. The Thornburg Limited Term Income Fund also had a lower percentage weight of Baa/BBB and lower rated bonds than the Lehman Intermediate Government/Credit Index (the Thornburg Limited Term Income Fund does not purchase bonds rated below investment grade) which in aggregate had a slight negative effect on the Fund’s performance. The Indices reflect no deductions for fees, expenses or taxes. We have kept our durations slightly shorter than the Indices thus far in 2007, because we believe doing so will improve the Funds’ return relative to the Indices if interest rates rise further.

The Federal Open Market Committee has held the Fed Funds Rate steady at 5.25% since June 2006. While most of the talk from members of the Fed has focused on a greater worry of rising inflation rather than slower economic growth, the bond market has focused on the real estate market. With growing concerns about loans made to sub-prime borrowers, yields have become slightly more volatile with each conflicting economic headline. However, though the real-estate market is certainly enduring a slowdown and even some home price depreciation, this drag is counteracted by a very strong job market and continued corporate profit growth.

The most recent employment data for March shows a tight labor market with the unemployment rate declining to match the economic cycle low of 4.4%. Corporate profits (as measured by the aggregate gain in the profits of the corporations that make up the S&P 500 Index) seems to have gained close to 10% for the 1st quarter of 2007 after gaining over 10% for the 4th quarter of 2006. In other words, while the slowdown and pricing contraction of residential real estate have drawn headlines; the rest of the economy has grown steadily. Furthermore, it remains to be seen if the housing slowdown that we are seeing in the U.S. will cause a broad lack of credit availability. Clearly sub-prime borrowers will be limited in their ability to refinance their current loans or take out new ones. However, until the credit availability of the broader market is taken away, there should be very little spillover. Even though the U.S. is in the middle of a housing slowdown, with that portion of the economy subtracting more than 1% from 2006 4th quarter real GDP growth, the final GDP figure for the 4th quarter was still a reasonable 2.5%. Though the depth of the housing market may have yet to be plumbed, and the effects on personal consumption could be worse than is currently being seen in the data, we believe that the continued strong job market will support sustained strong consumer spending. This spending will keep the U.S. economy growing at a real rate that approximates its long-term potential of about 2.5–3%.

More than the housing market, we are currently concerned about recent re-emergence of inflationary pressures in the form of higher oil and food prices. Recently the Federal Reserve has removed its tightening bias in the face of what we believe will be transitory pressures from a weak real estate market. If there is a significant lack of resolve from the Fed around fighting these persistent inflation pressures, we believe that the longer term effect could be very unfortunate, especially for the fixed income marketplace. As a result we are especially cautious around longer term securities given that growing inflation could significantly undercut their real return and therefore their price value. Part of the reason we feel the Fed needs to focus on inflation rather than the housing market is due to the continued lack of higher credit standards in the broader market mentioned earlier. Even with the Fed raising short term rates 425 basis points, mortgage rates, corporate borrowing rates, and personal borrowing rates are still not onerous. The combination of foreign purchases of U.S. dollar denominated debt and the increasing risk appetite from leveraged accounts have kept credit spreads and longer term rates lower than one would normally expect.

Regardless of the direction of interest rates, we believe your Funds are well positioned. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are, as they always have been, laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio as they provide very attractive risk-adjusted returns. They can provide stability to the underlying principal, they can provide income for the portfolio, and historically, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Jason H. Brady, CFA Portfolio Manager

Jason Brady, cfa, became the new portfolio manager of the Thornburg Limited Term Income and U. S. Government Funds, replacing the Funds’ founding portfolio manager, Steve Bohlin, effective February 1, 2007. Jason comes to Thornburg via Fortis Investments in Boston, where he managed $1.3 billion in taxable fixed income securities. He joined the Thornburg team as an associate portfolio manager in September of 2006.

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $145,893,107 and $315,063,142 respectively)	$143,066,799	$312,628,219
Cash	218,294	555,547
Principal receivable	26,431	—
Receivable for fund shares sold	119,543	1,382,595
Interest receivable	1,586,094	3,090,244
Prepaid expenses and other assets	37,395	35,492

Total Assets	145,054,556	317,692,097

LIABILITIES
Payable for securities purchased	—	2,395,000
Payable for fund shares redeemed	306,979	491,583
Payable to investment advisor and other affiliates (Note 3)	88,136	197,639
Accounts payable and accrued expenses	71,022	67,936
Dividends payable	80,850	175,444

Total Liabilities	546,987	3,327,602

NET ASSETS	$144,507,569	$314,364,495

NET ASSETS CONSIST OF:
Undistributed net investment income	$10,207	$11,736
Net unrealized depreciation on investments	(2,826,308)	(2,434,923)
Accumulated net realized gain (loss)	(992,619)	(5,029,252)
Net capital paid in on shares of beneficial interest	148,316,289	321,816,934

	$144,507,569	$314,364,495

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($97,361,671 and $172,464,212 applicable to 7,591,255 and 13,925,652 shares of beneficial interest outstanding - Note 4)	$12.83	$12.38

Maximum sales charge, 1.50% of offering price	0.20	0.19

Maximum offering price per share	$13.03	$12.57

Class B Shares:
Net asset value and offering price per share * ($2,385,680 applicable to 186,413 shares of beneficial interest outstanding - Note 4)	$12.80	$—

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class C Shares:
Net asset value and offering price per share * ($24,549,536 and $40,693,576 applicable to 1,902,456 and 3,291,131 shares of beneficial interest outstanding - Note 4)	$12.90	$12.36

Class I Shares:
Net asset value, offering and redemption price per share ($16,053,946 and $97,319,029 applicable to 1,251,714 and 7,857,454 shares of beneficial interest outstanding - Note 4)	$12.83	$12.39

Class R3 Shares:†
Net asset value, offering and redemption price per share ($4,156,736 and $3,887,678 applicable to 323,876 and 313,725 shares of beneficial interest outstanding - Note 4)	$12.83	$12.39

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2007 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $645,466 and $388,021)	$2,853,524	$8,425,843

EXPENSES:
Investment advisory fees (Note 3)	276,012	842,059
Administration fees (Note 3)
Class A Shares	63,177	115,074
Class B Shares	1,488	—
Class C Shares	15,219	26,290
Class I Shares	3,884	26,747
Class R3 Shares*	2,411	2,283
Distribution and service fees (Note 3)
Class A Shares	126,354	230,148
Class B Shares	11,904	—
Class C Shares	121,694	209,870
Class R3 Shares*	9,654	9,130
Transfer agent fees
Class A Shares	70,985	119,160
Class B Shares	7,821	—
Class C Shares	18,956	32,904
Class I Shares	12,014	42,412
Class R3 Shares*	2,196	1,602
Registration and filing fees
Class A Shares	8,801	10,621
Class B Shares	8,287	—
Class C Shares	8,291	9,474
Class I Shares	8,670	9,925
Class R3 Shares*	9,682	9,978
Custodian fees (Note 3)	38,973	56,398
Professional fees	12,556	18,439
Accounting fees	6,744	13,225
Trustee fees	1,217	4,005
Other expenses	14,180	31,514

Total Expenses	861,170	1,821,258
Less:
Expenses reimbursed by investment advisor (Note 3)	(40,877)	(157,898)
Distribution and service fees waived (Note 3)	(60,847)	(104,935)
Fees paid indirectly (Note 3)	(7,893)	(10,288)

Net Expenses	751,553	1,548,137

Net Investment Income	$2,101,971	$6,877,706

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	$(195,128)	$(1,184,421)
Net change in unrealized appreciation (depreciation) on Investments	1,144,851	1,751,735

Net Realized and Unrealized Gain on Investments	949,723	567,314

Net Increase in Net Assets Resulting From Operations	$3,051,694	$7,445,020

See notes to financial statements.

*	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund	(Unaudited)†

	† Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$2,101,971	$4,837,241
Net realized loss on investments	(195,128)	(50,733)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	1,144,851	(360,311)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,051,694	4,426,197
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,527,800)	(3,504,156)
Class B Shares	(18,051)	(27,495)
Class C Shares	(337,566)	(737,598)
Class I Shares	(260,221)	(465,896)
Class R3 Shares*	(58,433)	(102,096)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(10,131,949)	(31,185,601)
Class B Shares	(103,051)	594,525
Class C Shares	(723,342)	(7,610,351)
Class I Shares	1,062,862	(1,162,905)
Class R3 Shares*	541,662	586,260

Net Decrease in Net Assets	(8,504,195)	(39,189,116)

NET ASSETS:
Beginning of period	153,011,764	192,200,880

End of period	$144,507,569	$153,011,764

Undistributed net investment income	$10,207	$110,307

See notes to financial statements.

*	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund	(Unaudited)†

	†Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$6,877,706	$14,631,799
Net realized loss on investments	(1,184,421)	(113,993)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	1,751,735	(4,147,964)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,445,020	10,369,842

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,748,927)	(8,047,005)
Class C Shares	(803,622)	(1,957,921)
Class I Shares	(2,350,893)	(4,507,364)
Class R3 Shares*	(74,248)	(119,509)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(18,460,587)	(19,776,336)
Class C Shares	(3,718,857)	(14,283,087)
Class I Shares	(14,372,438)	13,217,562
Class R3 Shares*	551,294	1,198,886

Net Decrease in Net Assets	(35,533,258)	(23,904,932)

NET ASSETS:
Beginning of period	349,897,753	373,802,685

End of period	$314,364,495	$349,897,753

Undistributed net investment income	$11,736	$111,720

See notes to financial statements.

*	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital and to seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administrative fees, and certain registration and transfer agent expenses.

Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,276, $5,264, $8,880, $8,657, and $13,800 for the Class A, B, C, I, and R3 shares, respectively, of the Government Fund and $85,845, $32,108, $24,675, and $15,270 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Funds that they earned net commissions aggregating $567 from the sale of Class A shares of the Government Fund, $546 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $1,348 and $1,094 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)*

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statements of Operations. Distribution fees of $60,847 and $104,935, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the period ended March 31, 2007, fees paid indirectly were $7,893 for the Government Fund and $10,288 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	*Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
GOVERNMENT FUND

Class A Shares
Shares sold	728,208	$9,312,445	1,127,442	$14,273,031
Shares issued to shareholders in reinvestment of dividends	92,189	1,179,319	210,223	2,662,638
Shares repurchased	(1,614,355)	(20,623,713)	(3,799,025)	(48,121,270)

Net Increase (Decrease)	(793,958)	$(10,131,949)	(2,461,360)	$(31,185,601)

Class B Shares
Shares sold	23,332	$298,373	85,374	$1,076,317
Shares issued to shareholders in reinvestment of dividends	978	12,477	1,620	20,478
Shares repurchased	(32,477)	(413,901)	(39,667)	(502,270)

Net Increase (Decrease)	(8,167)	$(103,051)	47,327	$594,525

Class C Shares
Shares sold	247,454	$3,183,658	435,047	$5,539,917
Shares issued to shareholders in reinvestment of dividends	20,652	265,779	44,361	565,288
Shares repurchased	(324,698)	(4,172,779)	(1,076,447)	(13,715,556)

Net Increase (Decrease)	(56,592)	$(723,342)	(597,039)	$(7,610,351)

Class I Shares
Shares sold	178,838	$2,286,687	284,094	$3,589,619
Shares issued to shareholders in reinvestment of dividends	17,350	221,959	31,981	405,096
Shares repurchased	(113,042)	(1,445,784)	(407,147)	(5,157,620)

Net Increase (Decrease)	83,146	$1,062,862	(91,072)	$(1,162,905)

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	75,553	$966,081	146,432	$1,860,958
Shares issued to shareholders in reinvestment of dividends	4,440	56,824	7,844	99,399
Shares repurchased	(37,549)	(481,243)	(108,414)	(1,374,097)

Net Increase (Decrease)	42,444	$541,662	45,862	$586,260

INCOME FUND

Class A Shares
Shares sold	1,612,511	$19,948,394	3,250,026	$40,085,247
Shares issued to shareholders in reinvestment of dividends	232,411	2,876,470	494,039	6,098,155
Shares repurchased	(3,336,205)	(41,285,451)	(5,340,874)	(65,959,738)

Net Increase (Decrease)	(1,491,283)	$(18,460,587)	(1,596,809)	$(19,776,336)

Class C Shares
Shares sold	224,257	$2,768,875	563,413	$6,944,987
Shares issued to shareholders in reinvestment of dividends	46,567	575,418	108,235	1,333,999
Shares repurchased	(572,318)	(7,063,150)	(1,830,119)	(22,562,073)

Net Increase (Decrease)	(301,494)	$(3,718,857)	(1,158,471)	$(14,283,087)

Class I Shares
Shares sold	988,009	$12,223,096	2,696,403	$33,258,881
Shares issued to shareholders in reinvestment of dividends	172,646	2,137,000	334,633	4,129,810
Shares repurchased	(2,320,544)	(28,732,534)	(1,956,476)	(24,171,129)

Net Increase (Decrease)	(1,159,889)	$(14,372,438)	1,074,560	$13,217,562

Class R3 Shares
Shares sold	56,901	$703,879	143,837	$1,782,628
Shares issued to shareholders in reinvestment of dividends	4,840	59,937	7,699	95,044
Shares repurchased	(17,187)	(212,522)	(54,991)	(678,786)

Net Increase (Decrease)	44,554	$551,294	96,545	$1,198,886

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $23,098,516 and $24,183,548, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $43,148,712 and $68,535,913, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$145,893,107	$315,069,941

Gross unrealized appreciation on a tax basis	$304,386	$1,723,985
Gross unrealized depreciation on a tax basis	(3,130,694)	(4,165,707)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(2,826,308)	$(2,441,722)

At March 31, 2007, the Government Fund had tax basis losses, which may be carried over to offset future capital gains.

Such capital loss carryovers expire as follows:

2009	$674,873
2010	13,611
2014	3,770

$692,254

At March 31, 2007, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains.

Such capital loss carryovers expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980
2014	601,391

$3,684,469

As of March 31, 2007, the Government Fund had deferred capital losses occurring subsequent to October 31, 2005 of $105,237. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

As of March 31, 2007, the Income Fund had deferred capital losses occurring subsequent to October 31, 2005 of $153,563. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Funds, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Funds and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class A Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.75		$12.76	$13.01	$13.23	$13.27	$12.77

Income from investment operations:
Net investment income	0.18		0.37	0.32	0.35	0.47	0.58
Net realized and unrealized gain (loss) on investments	0.09		(0.01)	(0.24)	(0.22)	(0.04)	0.50

Total from investment operations	0.27		0.36	0.08	0.13	0.43	1.08

Less dividends from:
Net investment income	(0.19)		(0.37)	(0.33)	(0.35)	(0.47)	(0.58)

Change in net asset value	0.08		(0.01)	(0.25)	(0.22)	(0.04)	0.50

NET ASSET VALUE, end of period	$12.83		$12.75	$12.76	$13.01	$13.23	$13.27

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.15%		2.87%	0.66%	1.04%	3.29%	8.75%
Ratios to average net assets:
Net investment income	2.89	%(b)	2.90%	2.50%	2.72%	3.53%	4.53%
Expenses, after expense reductions	1.00	%(b)	0.99%	0.99%	0.92%	0.92%	0.93%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.96%	0.98%	0.91%	0.90%	0.92%
Expenses, before expense reductions	1.01	%(b)	0.99%	0.99%	0.92%	0.92%	0.93%

Portfolio turnover rate	16.77%		7.47%	18.00%	12.39%	35.06%	4.34%

Net assets at end of period (000)	$97,362		$106,913	$138,422	$163,530	$176,876	$155,864

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,			Period Ended September 30, 2003(c)
Class B Shares:	2007		2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.72		$12.73	$12.98	$13.22	$13.12

Income from investment operations
Net investment income	0.09		0.18	0.13	0.21	0.37
Net realized and unrealized gain (loss) on investments	0.09		(0.01)	(0.24)	(0.24)	0.10

Total from investment operations	0.18		0.17	(0.11)	(0.03)	0.47

Less dividends from:
Net investment income	(0.10)		(0.18)	(0.14)	(0.21)	(0.37)

Change in net asset value	0.08		(0.01)	(0.25)	(0.24)	0.10

NET ASSET VALUE, end of period	$12.80		$12.72	$12.73	$12.98	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.39%		1.32%	(0.82)%	(0.24)%	3.60%
Ratios to average net assets:
Net investment income	1.38	%(b)	1.41%	1.03%	1.65%	2.93	%(b)
Expenses, after expense reductions	2.51	%(b)	2.51%	2.46%	1.99%	1.35	%(b)
Expenses, after expense reductions and net of custody credits	2.50	%(b)	2.48%	2.45%	1.99%	1.33	%(b)
Expenses, before expense reductions	2.95	%(b)	3.21%	2.86%	2.74%	3.32	%(b)

Portfolio turnover rate	16.77%		7.47%	18.00%	12.39%	35.06%

Net assets at end of period (000)	$2,386		$2,476	$1,875	$2,396	$3,073

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class B Shares was November 1, 2002.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class C Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.83		$12.84	$13.09	$13.31	$13.35	$12.85

Income from investment operations:
Net investment income	0.17		0.34	0.29	0.31	0.43	0.54
Net realized and unrealized gain (loss) on investments	0.08		(0.01)	(0.24)	(0.22)	(0.04)	0.50

Total from investment operations	0.25		0.33	0.05	0.09	0.39	1.04

Less dividends from:
Net investment income	(0.18)		(0.34)	(0.30)	(0.31)	(0.43)	(0.54)

Change in net asset value	0.07		(0.01)	(0.25)	(0.22)	(0.04)	0.50

NET ASSET VALUE, end of period	$12.90		$12.83	$12.84	$13.09	$13.31	$13.35

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.94%		2.60%	0.41%	0.73%	2.96%	8.33%
Ratios to average net assets:
Net investment income	2.64	%(b)	2.63%	2.24%	2.40%	3.14%	4.13%
Expenses, after expense reductions	1.25	%(b)	1.26%	1.25%	1.24%	1.24%	1.28%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.23%	1.24%	1.24%	1.22%	1.27%
Expenses, before expense reductions	1.82	%(b)	1.79%	1.79%	1.76%	1.76%	1.78%

Portfolio turnover rate	16.77%		7.47%	18.00%	12.39%	35.06%	4.34%

Net assets at end of period (000)	$24,550		$25,132	$32,821	$43,404	$56,166	$30,587

(a)	Not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,
Class I Shares:			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.75		$12.76	$13.01	$13.22	$13.27	$12.77

Income from investment operations:
Net investment income	0.20		0.41	0.36	0.39	0.51	0.62
Net realized and unrealized gain (loss) on investments	0.09		(0.01)	(0.24)	(0.21)	(0.05)	0.50

Total from investment operations	0.29		0.40	0.12	0.18	0.46	1.12

Less dividends from:
Net investment income	(0.21)		(0.41)	(0.37)	(0.39)	(0.51)	(0.62)

Change in net asset value	0.08		(0.01)	(0.25)	(0.21)	(0.05)	0.50

NET ASSET VALUE, end of period	$12.83		$12.75	$12.76	$13.01	$13.22	$13.27

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.31%		3.19%	0.95%	1.37%	3.51%	9.11%
Ratios to average net assets:
Net investment income	3.21	%(b)	3.22%	2.82%	2.95%	3.77%	4.86%
Expenses, after expense reductions	0.68	%(b)	0.68%	0.68%	0.67%	0.64%	0.61%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.65%	0.67%	0.67%	0.62%	0.60%
Expenses, before expense reductions	0.79	%(b)	0.78%	0.80%	0.77%	0.82%	1.04%

Portfolio turnover rate	16.77%		7.47%	18.00%	12.39%	35.06%	4.34%

Net assets at end of period (000)	$16,054		$14,900	$16,075	$12,905	$13,085	$6,960

(a)	Not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

Class R3 Shares: (e)	*Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30, 2003(c)
			2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.76		$12.77	$13.02	$13.23	$13.38

Income from investment operations
Net investment income	0.18		0.37	0.34	0.37	0.17
Net realized and unrealized gain (loss) on investments	0.08		(0.01)	(0.25)	(0.21)	(0.15)

Total from investment operations	0.26		0.36	0.09	0.16	0.02

Less dividends from:
Net investment income	(0.19)		(0.37)	(0.34)	(0.37)	(0.17)

Change in net asset value	0.07		(0.01)	(0.25)	(0.21)	(0.15)

NET ASSET VALUE, end of period	$12.83		$12.76	$12.77	$13.02	$13.23

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.07%		2.86%	0.72%	1.26%	0.19%
Ratios to average net assets:
Net investment income	2.90	%(b)	2.90%	2.66%	2.62%	5.07	%(b)
Expenses, after expense reductions	1.00	%(b)	1.00%	0.93%	0.91%	1.15	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.97%	0.91%	0.91%	1.15	%(b)
Expenses, before expense reductions	1.72	%(b)	1.55%	3.55%	13.56%	41,652.81	%(b)†

Portfolio turnover rate	16.77%		7.47%	18.00%	12.39%	35.06%

Net assets at end of period (000)	$4,157		$3,591	$3,008	$422	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 Shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
(e)	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund	(Unaudited)*

Class A Shares:	*Six Months Ended March 31,		Year Ended September 30,
	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.37		$12.51	$12.80	$12.99	$12.79	$12.55

Income from investment operations:
Net investment income	0.25		0.50	0.46	0.43	0.51	0.61
Net realized and unrealized gain (loss) on investments	0.01		(0.14)	(0.28)	(0.19)	0.20	0.24

Total from investment operations	0.26		0.36	0.18	0.24	0.71	0.85

Less dividends from:
Net investment income	(0.25)		(0.50)	(0.47)	(0.43)	(0.51)	(0.61)

Change in net asset value	0.01		(0.14)	(0.29)	(0.19)	0.20	0.24

NET ASSET VALUE, end of period	$12.38		$12.37	$12.51	$12.80	$12.99	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.13%		2.96%	1.44%	1.96%	5.56%	7.05%
Ratios to average net assets:
Net investment income	4.01	%(b)	4.05%	3.52%	3.33%	3.91%	4.88%
Expenses, after expense reductions	1.00	%(b)	1.00%	1.00%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses, before expense reductions	1.09	%(b)	1.09%	1.09%	1.07%	1.04%	1.10%

Portfolio turnover rate	19.29%		6.77%	23.16%	22.73%	18.86%	21.63%

Net assets at end of period (000)	$172,464		$190,670	$212,881	$230,256	$184,497	$104,710

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

Class C Shares:	*Six Months Ended March 31, 2007		Year Ended September 30,
			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.35		$12.49	$12.78	$12.97	$12.77	$12.53

Income from investment operations:
Net investment income	0.23		0.47	0.43	0.40	0.46	0.56
Net realized and unrealized gain (loss) on investments	0.02		(0.14)	(0.28)	(0.19)	0.20	0.24

Total from investment operations	0.25		0.33	0.15	0.21	0.66	0.80

Less dividends from:
Net investment income	(0.24)		(0.47)	(0.44)	(0.40)	(0.46)	(0.56)

Change in net asset value	0.01		(0.14)	(0.29)	(0.19)	0.20	0.24

NET ASSET VALUE, end of period	$12.36		$12.35	$12.49	$12.78	$12.97	$12.77

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.00%		2.71%	1.19%	1.70%	5.20%	6.63%
Ratios to average net assets:
Net investment income	3.76	%(b)	3.79%	3.27%	3.07%	3.56%	4.45%
Expenses, after expense reductions	1.25	%(b)	1.25%	1.25%	1.25%	1.33%	1.39%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24%	1.24%	1.24%	1.33%	1.39%
Expenses, before expense reductions	1.90	%(b)	1.87%	1.88%	1.87%	1.92%	1.93%

Portfolio turnover rate	19.29%		6.77%	23.16%	22.73%	18.86%	21.63%

Net assets at end of period (000)	$40,694		$44,361	$59,355	$65,398	$54,926	$30,258

(a)	Not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

Class I Shares:	*Six Months Ended March 31, 2007		Year Ended September 30,
			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.37		$12.51	$12.80	$12.99	$12.79	$12.55

Income from investment operations:
Net investment income	0.27		0.54	0.51	0.47	0.55	0.65
Net realized and unrealized gain (loss) on investments	0.02		(0.14)	(0.29)	(0.19)	0.20	0.24

Total from investment operations	0.29		0.40	0.22	0.28	0.75	0.89

Less dividends from:
Net investment income	(0.27)		(0.54)	(0.51)	(0.47)	(0.55)	(0.65)

Change in net asset value	0.02		(0.14)	(0.29)	(0.19)	0.20	0.24

NET ASSET VALUE, end of period	$12.39		$12.37	$12.51	$12.80	$12.99	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.37%		3.30%	1.77%	2.29%	5.89%	7.38%
Ratios to average net assets:
Net investment income	4.33	%(b)	4.38%	3.85%	3.64%	4.23%	5.19%
Expenses, after expense reductions	0.68	%(b)	0.68%	0.67%	0.67%	0.69%	0.69%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.67%	0.67%	0.69%	0.69%
Expenses, before expense reductions	0.72	%(b)	0.72%	0.72%	0.72%	0.76%	0.78%

Portfolio turnover rate	19.29%		6.77%	23.16%	22.73%	18.86%	21.63%

Net assets at end of period (000)	$97,319		$111,535	$99,396	$90,025	$59,473	$39,281

(a)	Not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

Class R3 Shares: (e)	*Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30,
			2006	2005	2004	2003(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.38		$12.52	$12.81	$12.99	$13.10

Income from investment operations
Net investment income	0.25		0.50	0.48	0.45	0.17
Net realized and unrealized gain (loss) on investments	0.01		(0.14)	(0.30)	(0.18)	(0.11)

Total from investment operations	0.26		0.36	0.18	0.27	0.06

Less dividends from:
Net investment income	(0.25)		(0.50)	(0.47)	(0.45)	(0.17)

Change in net asset value	0.01		(0.14)	(0.29)	(0.18)	(0.11)

NET ASSET VALUE, end of period	$12.39		$12.38	$12.52	$12.81	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.13%		2.97%	1.43%	2.14%	0.48%
Ratios to average net assets:
Net investment income	4.01	%(b)	4.07%	3.57%	3.41%	5.19	%(b)
Expenses, after expense reductions	1.00	%(b)	1.00%	1.00%	0.98%	1.25	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.98%	1.25	%(b)
Expenses, before expense reductions	1.83	%(b)	1.79%	3.15%	7.63%	41,534.94	%(b)†

Portfolio turnover rate	19.29%		6.77%	23.16%	22.73%	18.86%

Net assets at end of period (000)	$3,888		$3,331	$2,162	$911	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 Shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
(e)	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2007 (Unaudited)

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS R3 - 885-215-491

NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R3 - LTURX

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 57.03%
United States Treasury Notes, 4.375% due 5/15/2007	$9,000,000	$8,992,265
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,015,938
United States Treasury Notes, 2.625% due 5/15/2008	9,000,000	8,783,437
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,182,812
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	15,774,609
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,226,406
United States Treasury Notes, 4.625% due 10/31/2011	2,000,000	2,006,719
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	14,273,437
United States Treasury Notes, 4.75% due 5/15/2014	5,000,000	5,046,094
United States Treasury Notes, 4.875% due 8/15/2016	7,000,000	7,112,657

TOTAL U.S. TREASURY SECURITIES (Cost $84,717,026)		82,414,374

U.S. GOVERNMENT AGENCIES — 41.28%
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	220,494
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,919,210
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,314,012
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	201,011
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	304,375
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	363,113
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	254,419
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	152,257
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,258,868
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,018,224
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	202,962
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,753,354
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,717,985
Federal Home Loan Mtg Corp. CMO Series 1616 Class E, 6.50% due 11/15/2008	750,117	754,347
Federal Home Loan Mtg Corp. CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	996,480
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,284,351	1,264,301
Federal Home Loan Mtg Corp. CMO Series 3138 Class PC, 5.50% due 6/15/2032	5,000,000	4,997,778
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50% due 7/15/2031	3,000,000	3,001,540
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	1,000,000	1,015,220
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	21,293	23,253
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	41,784	44,742
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	2,036	2,038
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	3,152	3,161
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	17,373	18,227
Federal Home Loan Mtg Corp., Pool # 256764, 8.75% due 10/1/2014	821	818
Federal Home Loan Mtg Corp., Pool # 273822, 8.50% due 4/1/2009	875	872
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	25,740	29,051
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	34,346	35,002
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	37,290	38,810
Federal Home Loan Mtg Corp., Pool # E00170, 8.00% due 7/1/2007	2,801	2,803
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	8,404	8,594
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	6,803	6,957
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,668,992
Federal National Mtg Assoc, 4.25% due 6/29/2012	3,250,000	3,239,387

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2007 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	$149,389	$150,386
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	74,540	74,825
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	126,255	126,959
Federal National Mtg Assoc CPI Floating Rate Note, 3.681% due 2/17/2009	3,000,000	2,948,970
Federal National Mtg Assoc Remic Series 2006-B1 Class AB, 6.00% due 6/25/2016	4,108,478	4,136,450
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	13,438	13,487
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	36,618	38,685
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	34,858	36,067
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	42,598	43,965
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	70,824	77,148
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	5,409	5,553
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	57,580	58,211
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	29,258	31,915
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	28,097	29,154
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	30,343	31,239
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	11,746	11,817
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	32,811	33,063
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	41,035	41,738
Federal National Mtg Assoc, Pool # 250481, 6.50% due 11/1/2015	4,716	4,770
Federal National Mtg Assoc, Pool # 251258, 7.00% due 9/1/2007	3,708	3,703
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	69,580	70,746
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	150,829	155,460
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	15,997	16,068
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	39,756	40,523
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	30,209	30,309
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	39,839	40,561
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	297,133	310,075
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	26,427	27,044
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	15,360	15,717
Federal National Mtg Assoc, Pool # 382926, 7.37% due 12/1/2010	331,127	343,851
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	605,335	616,973
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,034,074	1,039,525
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,107,654	3,074,802
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	160,728	170,084
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	138,560	142,360
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	158,573	156,826
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	76,637	78,274
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	420,150	418,620
Government National Mtg Assoc CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	86,779	86,375
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	55,067	57,876
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	42,583	42,932
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	24,644	25,159
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	31,317	31,888
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	30,564	31,290
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	50,364	51,282
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	30,827	32,322
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	76,830	80,428
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	6,839	6,864
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	85,846	88,059
Overseas Private Investment Corp., 4.10% due 11/15/2014	2,001,600	1,932,405
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,179,210
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,715,773
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	2,979,387

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2007 (Unaudited)

Issuer-Description	Principal Amount	Value
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	$850,000	$832,732

TOTAL U.S. GOVERNMENT AGENCIES (Cost $60,176,219)		59,652,562

SHORT TERM INVESTMENTS — 0.69%
Federal Home Loan Bank Discount Notes, 4.97% due 4/2/2007	1,000,000	999,862

TOTAL SHORT TERM INVESTMENTS (Cost $999,862)		999,862

TOTAL INVESTMENTS — 99.00% (Cost $145,893,107)		$143,066,799

OTHER ASSETS LESS LIABILITIES — 1.00%		1,440,770

NET ASSETS — 100.00%		$144,507,569

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

REMIC      Real Estate Mortgage Investment Conduit

SUMMARY OF TYPES OF HOLDINGS

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R3 - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS R3 - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 8.94%
United States Treasury Notes, 3.00% due 2/15/2008	Aaa/AAA	$4,000,000	$3,934,062
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,500,703
United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,500,000	2,594,336
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,757,813
United States Treasury Notes, 5.125% due 5/15/2016	Aaa/AAA	5,000,000	5,171,094
United States Treasury Notes, 4.875% due 8/15/2016	Aaa/AAA	10,000,000	10,160,938

TOTAL U.S. TREASURY SECURITIES (Cost $28,424,013)			28,118,946

U.S. GOVERNMENT AGENCIES — 5.60%
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	149,902
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	502,439
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,482
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	302,698
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	250,024
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	199,892
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,372
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	2,973,188
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,549
Federal Home Loan Bank, 5.00% due 9/22/2009	Aaa/AAA	1,500,000	1,497,667
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,284,351	1,264,301
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	Aaa/AAA	2,000,000	2,030,439
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	31,454	31,981
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	21,451	21,987
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	24,376	24,782
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,331,068	2,347,020
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	123,805	124,004
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	32,573	33,408
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	614,442	616,008
Federal National Mtg Assoc CPI Floating Rate Note, 3.681% due 2/17/2009	Aaa/AAA	5,000,000	4,914,950
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	25,377	26,716
Government National Mtg Assoc, Pool # 827148, 5.375% due 2/20/2024	Aaa/AAA	38,431	39,184

TOTAL U.S. GOVERNMENT AGENCIES (Cost $17,728,775)			17,587,993

ASSET BACK SECURITIES — 10.35%
Bear Stearns Series 2004-3 Mtg Class 1-A2, 3.862% due 7/25/2034	Aaa/AAA	1,874,642	1,893,018
Countrywide Home Loan Series 2004 Class 1A, 4.406% due 7/20/2034	Aaa/AAA	1,863,932	1,883,887
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 3.245% due 2/25/2034	NR/AAA	819,098	768,766
IHOP Franchising LLC Series 2007-1A Class A1, 5.144% due 3/20/2037 (1)	NR/NR	3,000,000	2,990,850
JP Morgan Chase Commercial Mtg Secs 2004 C3 A5, 4.878% due 1/15/2042	Aaa/NR	5,000,000	4,861,377
Small Business Administration, 4.638% due 2/10/2015	NR/NR	2,771,092	2,697,564
Wachovia Bank Commercial Mtg Trust 2005-C21 Class A4, 5.196% due 10/15/2044	Aaa/AAA	5,000,000	4,984,098
Wachovia Bank Commercial Mtg Trust Series 2005 C22 Class A4, 5.266% due 12/15/2044	Aaa/AAA	5,000,000	4,999,455
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	30,094	29,988
Washington Mutual Series 03-AR10, Class-A4, 4.062% due 10/25/2033	Aaa/AAA	1,090,242	1,081,385
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	381,039	379,051
Washington Mutual Series 03-AR5, Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,200,000	3,148,282

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Mutual Series 05-AR4, Class-A4b, 4.672% due 4/25/2035	Aaa/AAA	$830,000	$817,259
Wells Fargo Mortgage Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	2,012,164	2,008,531

TOTAL ASSET BACK SECURITIES (Cost $32,626,760)			32,543,511

CORPORATE BONDS — 58.57%
BANKS — 3.55%

COMMERCIAL BANKS — 3.55%
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa2/AA-	2,500,000	2,441,122
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	407,162
Household Finance Corp. CPI Floating Rate Note, 3.45% due 8/10/2009	Aa3/AA-	5,000,000	4,816,250
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	750,642
Nations Bank Corp., 7.23% due 8/15/2012	Aa1/AA	250,000	270,413
PNC Funding Corp., 6.875% due 7/15/2007	A2/A-	95,000	95,335
US Bank, 6.30% due 7/15/2008	Aa2/AA	400,000	405,738
Whitney National Bank, 5.875% due 4/1/2017	A3/BBB	2,000,000	1,981,400

			11,168,062

CAPITAL GOODS — 7.28%

ELECTRICAL EQUIPMENT — 0.60%
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	822,915
Hubbell, Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,054,852

INDUSTRIAL CONGLOMERATES — 3.31%
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	209,708
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,941,516
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	424,054
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,457,669
General Electric Capital Corp. Floating Rate Note, 4.80% due 5/30/2008	Aaa/AAA	494,000	491,249
General Electric Capital Corp. Floating Rate Note, 5.475% due 12/15/2009	Aaa/AAA	1,000,000	1,001,948
General Electric Capital Corp. Floating Rate Note, 4.404% due 3/2/2009	Aaa/AAA	5,000,000	4,900,000

MACHINERY — 3.37%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	250,948
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	196,860	210,699
Illinois Tool Works, Inc., 5.75% due 3/1/2009	Aa3/AA	4,595,000	4,653,830
John Deere Capital Corp. Floating Rate Note, 5.465% due 6/10/2008	A2/A	4,415,000	4,421,344
Pentair, Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,054,767

			22,895,499

COMMERCIAL SERVICES & SUPPLIES — 1.42%

COMMERCIAL SERVICES & SUPPLIES — 1.42%
Pitney Bowes, Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	879,743
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	251,964
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,037,792
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	747,645
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	531,916
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,017,979

			4,467,039

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
CONSUMER DURABLES & APPAREL — 0.72%

TEXTILES, APPAREL & LUXURY GOODS — 0.72%
Nike, Inc., 5.15% due 10/15/2015	A2/A+	$2,315,000	$2,268,073

			2,268,073

DIVERSIFIED FINANCIALS — 14.11%

CAPITAL MARKETS — 6.88%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	A1/A+	1,500,000	1,467,130
Goldman Sachs Group, Inc. Sub Note, 5.625% due 1/15/2017	A1/A+	2,000,000	1,980,996
Jefferies Group, Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB+	2,600,000	2,612,288
Legg Mason Mortgage Capital Corp., 7.01% due 6/1/2009 (1)	NR/NR	1,714,286	1,714,286
Lehman Brothers Holdings, Inc., 3.50% due 8/7/2008	A1/A+	700,000	683,984
Lehman Brothers Holdings, Inc. CPI Floating Rate Note, 4.54% due 5/12/2014	A1/A+	5,190,000	4,758,919
Merrill Lynch & Co. CPI Floating Rate Note, 3.701% due 3/2/2009	Aa3/AA-	3,000,000	2,903,370
Morgan Stanley Group, Inc., 5.485% due 1/18/2008	Aa3/A+	5,000,000	5,004,440
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	503,828

CONSUMER FINANCE — 4.58%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	196,231
Capital One Bank, 6.70% due 5/15/2008	A2/BBB	1,665,000	1,689,775
SLM Corp. CPI Floating Rate Note, 3.74% due 3/2/2009	A2/A	3,000,000	2,892,300
SLM Corp. Floating Rate Note, 5.67% due 9/15/2008	A2/A	1,675,000	1,669,563
SLM Corp. Floating Rate Note, 5.57% due 7/25/2008	A2/A	3,000,000	3,007,053
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	776,983
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	782,013
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	3,450,000	3,397,819

DIVERSIFIED FINANCIAL SERVICES — 2.65%
Bank of America Corp., 4.375% due 12/1/2010	Aa1/AA	1,675,000	1,638,182
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa2/AA-	1,465,000	1,433,518
JP Morgan Chase Co. CPI Floating Rate Note, 4.27% due 6/28/2009	Aa2/AA-	5,000,000	4,893,550
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	365,207

			44,371,435

ENERGY — 3.11%

ENERGY EQUIPMENT & SERVICES — 0.83%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A3/BBB+	2,000,000	1,993,862
Smith International, Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	603,335

METALS & MINING — 0.63%
BHP Billiton Finance, 5.40% due 3/29/2017	A1/A+	2,000,000	1,984,780

OIL, GAS & CONSUMABLE FUELS — 1.65%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	526,462
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	74,962
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,389,604
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BBB-	250,000	268,104
Murphy Oil Corp., 6.375% due 5/1/2012	Baa2/BBB	750,000	778,342
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/A-	120,000	120,066
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A-	900,000	1,034,055
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A-	250,000	277,491
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	A3/BBB+	525,000	524,172

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Union Oil Co. California, 7.90% due 4/18/2008	Aa2/BBB+	$200,000	$205,450

			9,780,685

FOOD & STAPLES RETAILING — 1.55%

FOOD & STAPLES RETAILING — 1.55%
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	936,792
Wal-Mart Stores, Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,618,942
Wal-Mart Stores, Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	115,697	116,097
Wal-Mart Stores, Inc., Pass Through Certificate, 8.57% due 1/2/2010	Aa2/AA	184,153	189,116

			4,860,947

FOOD BEVERAGE & TOBACCO — 1.47%

BEVERAGES — 1.05%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A2/A	2,000,000	1,916,460
Anheuser Busch Co., Inc., 5.625% due 10/1/2010	A2/A	1,150,000	1,170,908
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	205,025

FOOD PRODUCTS — 0.42%
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	108,253
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	300,829
Sara Lee Corp., 6.00% due 1/15/2008	Baa1/BBB+	900,000	904,065

			4,605,540

HOUSEHOLD & PERSONAL PRODUCTS — 0.74%

HOUSEHOLD PRODUCTS — 0.74%
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	349,682
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,978,682

			2,328,364

INSURANCE — 11.10%

INSURANCE — 11.10%
Allstate Life Global Funding, CPI Floating Rate Note, 3.39% due 4/2/2007	Aa2/AA	5,000,000	5,000,000
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	967,507
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	962,862
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,459,890
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	4,000,000	3,962,536
International Lease Finance Corp. Floating Rate Note, 5.76% due 1/15/2010	A1/AA-	4,050,000	4,076,552
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	997,272
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	959,868
Old Republic International Corp., 7.00% due 6/15/2007	A1/A+	1,800,000	1,805,414
Pacific Life Global Funding CPI Floating Rate Note, 4.256% due 2/6/2016	Aa3/AA	8,000,000	7,720,960
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	748,215
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,898,924
UnumProvident Corp., 7.625% due 3/1/2011	Ba1/BB+	1,257,000	1,347,925

			34,907,925

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MATERIALS — 0.73%

CHEMICALS — 0.73%
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	$350,000 $	352,428
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	976,853
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	306,900
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	642,340

			2,278,521

MEDIA — 1.35%

MEDIA — 1.35%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	790,402
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	81,448
New York Times Co., 4.625% due 6/25/2007	Baa1/BBB+	300,000	299,398
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,834,834
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	228,817

			4,234,899

MISCELLANEOUS — 1.84%

MISCELLANEOUS — 1.43%
Salvation Army Revenue, 5.191% due 9/1/2007	Aaa1/AAA	935,000	934,682
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,557,606

YANKEE — 0.41%
Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	435,000	432,350
Nova Scotia Province Canada, 5.75% due 2/27/2012	Aa2/A+	500,000	516,083
Ontario Province Canada, 3.282% due 3/28/2008	Aa1/AA	335,000	328,753

			5,769,474

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.73%

PHARMACEUTICALS — 0.73%
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	477,175
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note,
3.93% due 2/1/2014	Baa1/A	2,000,000	1,820,960

			2,298,135

RETAILING — 0.70%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A1/A+	100,000	102,854
SPECIALTY RETAIL — 0.67%
Home Depot, Inc., 4.625% due 8/15/2010	Aa3/A+	2,135,000	2,100,150

			2,203,004

SOFTWARE & SERVICES — 2.32%

IT SERVICES — 2.32%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A-	300,000	304,517

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A-	$1,317,000	$1,409,808
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A-	2,000,000	1,952,658
Electronic Data Systems Corp., 7.125% due 10/15/2009 (2)	Ba1/BBB-	2,500,000	2,606,942
Electronic Data Systems Corp., 6.50% due 8/1/2013 (2)	Ba1/BBB-	1,000,000	1,021,649

			7,295,574

TECHNOLOGY HARDWARE & EQUIPMENT — 0.79%

COMMUNICATIONS EQUIPMENT — 0.32%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	1,004,885

COMPUTERS & PERIPHERALS — 0.31%
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	983,060

ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.16%
Jabil Circuit, Inc., 5.875% due 7/15/2010	Ba2/BBB-	500,000	497,387

			2,485,332

TELECOMMUNICATION SERVICES — 0.32%

WIRELESS TELECOMMUNICATION SERVICES — 0.32%
Vodafone Group plc, 5.625% due 2/27/2017	A3/A-	1,000,000	991,343

			991,343

TRANSPORTATION — 0.45%

AIRLINES — 0.38%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa2/BBB+	170,590	180,313
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,021,236

ROAD & RAIL — 0.07%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	225,281

			1,426,830

UTILITIES — 4.29%

ELECTRIC UTILITIES — 2.54%
AEP Texas Central Transition Bond A1, 4.98% due 1/1/2010	Aaa/AAA	2,500,000	2,498,826
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	180,278
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,028,586
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/BBB	975,000	938,324
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	872,837
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	959,534
PSI Energy, Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	506,000

GAS UTILITIES — 0.28%
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	429,348
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	218,920
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	240,000	239,184

MULTI-UTILITIES — 1.47%
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	Baa1/BBB	290,000	292,893
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,791,608

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	$350,000 $	351,798
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa3/A	1,150,000	1,188,874

			13,497,010

TOTAL CORPORATE BONDS (Cost $185,930,351)			184,133,691

TAXABLE MUNICIPAL BONDS — 15.35%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,515,000	3,733,387
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	297,687
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	119,753
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	78,000	79,325
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	430,000	438,187
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	159,549
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	369,959
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	310,729
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,650,000	1,603,701
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	247,610
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	149,538
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	911,493
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011 (ETM)	NR/NR	240,000	236,938
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011 (ETM)	NR/NR	245,000	241,448
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012 (ETM)	NR/NR	515,000	510,803
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013 pre-refunded 6/15/2013	NR/NR	540,000	540,945
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	1,015,000	1,013,204
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	362,255
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	300,998
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	242,650
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	312,653
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,346,857
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	502,760
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	560,131
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	371,614
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured: AMBAC)	Aaa/AAA	2,775,000	2,737,343
Los Angeles County California Pension Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	280,530
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center Project)	NR/NR	195,000	196,523
Mississippi Development Bank Special Obligation Refinance Taxable Harrison County B, 5.21% due 7/1/2013 (Insured: FSA)	NR/AAA	1,200,000	1,202,628
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek Project)	NR/A+	1,090,000	1,096,322
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA	100,000	99,486
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A1/A-	650,000	640,783
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	375,000	411,694
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	110,000	114,635
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aaa/A+	190,000	202,656
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,607,590
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	290,000	285,140
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,385,440
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	833,347

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	$1,225,000	$1,213,338
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	352,789
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,625,904
Ohio Housing Financing Agency Mortgage Revenue, 5.20% due 9/1/2014 (3)	Aaa/NR	2,395,000	2,376,439
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	445,000	445,374
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	546,387
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	231,698
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	340,945
Santa Fe County New Mexico Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation Project)	NR/NR	190,000	190,108
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,006,940
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa2/AA	1,590,000	1,605,359
Springfield City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	Aaa/NR	1,400,000	1,433,740
Springfield City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	Aaa/NR	1,500,000	1,545,585
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	357,194
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA+	500,000	517,735
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	398,272
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	254,094
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,047,140
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,290,813
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	511,656
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	197,296
Wisconsin State Health & Educational Facilities Taxable Series B, 7.08% due 6/1/2016 (Insured: ACA)	NR/A	2,610,000	2,697,278

TOTAL TAXABLE MUNICIPAL BONDS (Cost $48,353,541)			48,244,375

SHORT TERM INVESTMENTS — 0.64%
San Paolo, 5.36% due 4/2/2007	A1/P1	2,000,000	1,999,702

TOTAL SHORT TERM INVESTMENTS (Cost $1,999,702)			1,999,702

TOTAL INVESTMENTS — 99.45% (Cost $315,063,142)			$312,628,218

OTHER ASSETS LESS LIABILITIES — 0.55%			1,736,277

NET ASSETS — 100.00%			$314,364,495

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.
(2)	Segregated as collateral for a when-issued security.
(3)	When-issued security.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
MBIA	Insured by Municipal Bond Investors Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
U.S. Government Fund

Class A Shares
Actual	$1,000	$1,021.50	$4.98
Hypothetical*	$1,000	$1,020.00	$4.98

Class B Shares
Actual	$1,000	$1,013.90	$12.55
Hypothetical*	$1,000	$1,012.47	$12.54

Class C Shares
Actual	$1,000	$1,019.40	$6.24
Hypothetical*	$1,000	$1,018.75	$6.24

Class I Shares
Actual	$1,000	$1,023.10	$3.37
Hypothetical*	$1,000	$1,021.60	$3.37

Class R3 Shares‡
Actual	$1,000	$1,020.70	$4.99
Hypothetical*	$1,000	$1,020.00	$4.99

Income Fund

Class A Shares
Actual	$1,000	$1,021.30	$4.99
Hypothetical*	$1,000	$1,020.00	$4.99

Class C Shares
Actual	$1,000	$1,020.00	$6.24
Hypothetical*	$1,000	$1,018.75	$6.24

Class I Shares
Actual	$1,000	$1,023.70	$3.38
Hypothetical*	$1,000	$1,021.60	$3.37

Class R3 Shares‡
Actual	$1,000	$1,021.30	$4.99
Hypothetical*	$1,000	$1,019.99	$4.99

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; B: 2.50%; C: 1.24%; I: 0.67%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.67%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.
‡	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Value Fund
• Thornburg Core Growth Fund	• Thornburg Investment Income Builder Fund
• Thornburg Global Opportunities Fund	• Thornburg International Growth Fund
• Thornburg Limited Term U.S. Government Fund	• Thornburg Limited Term Income Fund

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

# Thornburg Limited Term Income Funds

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

**The Semi-Annual Report and accompanying brochure are submitted for the general information of shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Funds' investment objectives and policies, risks, sales charges, expenses, experience of management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.**

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary goal, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of normally five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of normally five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

Thornburg Limited Term Income Funds

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2007. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps).

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Average Maturity – The average maturity is the stated or dollar-weighted average, which describes the relationship between the price of a portfolio’s various stocks and their average earnings per share.

Letter to Shareholders

April 7, 2007

Jason Brady, CFA Portfolio Manager	Dear Shareholder:
I am pleased to present the Semi-Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended March 31, 2007. The net asset value of a Class I share of the Thornburg Limited Term U.S. Government Fund increased 8 cents in the period to $12.83. If you were invested for the entire period, you received dividends of 21.3 cents per share. If you reinvested your dividends, you received 21.5 cents per share. The net asset value of a Class I share of the Thornburg Limited Term Income Fund increased 2 cents in the period to $12.39. If you were invested for the entire period, you received dividends of 27.1 cents per share. If you reinvested your dividends, you received 27.3 cents per share. Please read the accompanying financial statements for more detailed information and history.

Interest rates on U.S. Treasuries were relatively unchanged across the yield curve on March 31, 2007, versus September 30, 2006. However, rates showed some significant variation within the period, including low levels in early December and March as well as relatively high levels in January. For example, the yield on a ten-year U.S. Treasury started at 4.63% at the end of September, declined to 4.42% in December, ascended to 4.89% in January, and ended March at 4.65%. Two-year U.S. Treasuries began the period at 4.68%, declined to a low of 4.51%, rose to 4.98%, and finished the period at 4.58%. As you can see, two-year U.S. Treasuries finished the period with a slightly lower yield than ten-year Treasuries, effectively “dis-inverting” the yield curve. Quality spreads (the additional yield on a corporate bond) tightened through February before starting to rise slightly in the last month. Quality spreads on lower rated credits contracted through the period, with a slight pause in March.

Putting income and the change in price together, the Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 2.31% and 5.13% over the six- and twelve-month period, assuming a beginning-of-the-period investment at the NAV. The Lehman Intermediate Government Index produced a 2.43% and 5.75% total return over the same time periods. The Class I shares of the Thornburg Limited Term Income Fund produced a total return of 2.37% and 5.21% over the six- and twelve-month periods, assuming a beginning-of-the-period investment at the NAV. The Lehman Intermediate Government/Credit Index produced a 2.64% and 6.14% total return over the same time period. The Funds kept their durations shorter than the Indices during the period. Because the Funds kept their durations shorter and allocated a larger portion of their portfolios to short-term bonds, their returns outperformed the Indices in the fourth quarter of 2006 and through January of 2007, when rates rose, and underperformed the Indices for the remainder of the first quarter of 2007 when rates fell. The Thornburg Limited Term Income Fund also had a lower percentage weight of Baa/BBB and lower rated bonds than the Lehman Intermediate Government/Credit Index (the Thornburg Limited Term Income Fund does not purchase bonds rated below investment grade) which in aggregate had a slight negative effect on the Fund’s performance. The Indices reflect no deductions for fees, expenses or taxes. We have kept our durations slightly shorter than the Indices thus far in 2007, because we believe doing so will improve the Funds’ return relative to the Indices if interest rates rise further.

The Federal Open Market Committee has held the Fed Funds Rate steady at 5.25% since June 2006. While most of the talk from members of the Fed has focused on a greater worry of rising inflation rather than slower economic growth, the bond market has focused on the real estate market. With growing concerns about loans made to sub-prime borrowers, yields have become slightly more volatile with each conflicting economic headline. However, though the real-estate market is certainly enduring a slowdown and even some home price depreciation, this drag is counteracted by a very strong job market and continued corporate profit growth.

The most recent employment data for March shows a tight labor market with the unemployment rate declining to match the economic cycle low of 4.4%. Corporate profits (as measured by the aggregate gain in the profits of the corporations that make up the S&P 500 Index) seems to have gained close to 10% for the 1st quarter of 2007 after gaining over 10% for the 4th quarter of 2006. In other words, while the slowdown and pricing contraction of residential real estate have drawn headlines; the rest of the economy has grown steadily. Furthermore, it remains to be seen if the housing slowdown that we are seeing in the U.S. will cause a broad lack of credit availability. Clearly sub-prime borrowers will be limited in their ability to refinance their current loans or take out new ones. However, until the credit availability of the broader market is taken away, there should be very little spillover. Even though the U.S. is in the middle of a housing slowdown, with that portion of the economy subtracting more than 1% from 2006 4th quarter real GDP growth, the final GDP figure for the 4th quarter was still a reasonable 2.5%. Though the depth of the housing market may have yet to be plumbed, and the effects on personal consumption could be worse than is currently being seen in the data, we believe that the continued strong job market will support sustained strong consumer spending. This spending will keep the U.S. economy growing at a real rate that approximates its long-term potential of about 2.5–3%.

More than the housing market, we are currently concerned about recent re-emergence of inflationary pressures in the form of higher oil and food prices. Recently the Federal Reserve has removed its tightening bias in the face of what we believe will be transitory pressures from a weak real estate market. If there is a significant lack of resolve from the Fed around fighting these persistent inflation pressures, we believe that the longer term effect could be very unfortunate, especially for the fixed income marketplace. As a result we are especially cautious around longer term securities given that growing inflation could significantly undercut their real return and therefore their price value. Part of the reason we feel the Fed needs to focus on inflation rather than the housing market is due to the continued lack of higher credit standards in the broader market mentioned earlier. Even with the Fed raising short term rates 425 basis points, mortgage rates, corporate borrowing rates, and personal borrowing rates are still not onerous. The combination of foreign purchases of U.S. dollar denominated debt and the increasing risk appetite from leveraged accounts have kept credit spreads and longer term rates lower than one would normally expect.

Regardless of the direction of interest rates, we believe your Funds are well positioned. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are, as they always have been, laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio as they provide very attractive risk-adjusted returns. They can provide stability to the underlying principal, they can provide income for the portfolio, and historically, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Jason H. Brady, CFA
Portfolio Manager s

Jason Brady, CFA, became the new portfolio manager of the Thornburg Limited Term Income and U. S. Government Funds, replacing the Funds’ founding portfolio manager, Steve Bohlin, effective February 1, 2007. Jason comes to Thornburg via Fortis Investments in Boston, where he managed $1.3 billion in taxable fixed income securities. He joined the Thornburg team as an associate portfolio manager in September of 2006.

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $145,893,107 and $315,063,142 respectively)	$143,066,799	$312,628,219
Cash	218,294	555,547
Principal receivable	26,431	—
Receivable for fund shares sold	119,543	1,382,595
Interest receivable	1,586,094	3,090,244
Prepaid expenses and other assets	37,395	35,492

Total Assets	145,054,556	317,692,097

LIABILITIES
Payable for securities purchased	—	2,395,000
Payable for fund shares redeemed	306,979	491,583
Payable to investment advisor and other affiliates (Note 3)	88,136	197,639
Accounts payable and accrued expenses	71,022	67,936
Dividends payable	80,850	175,444

Total Liabilities	546,987	3,327,602

NET ASSETS	$144,507,569	$314,364,495

NET ASSETS CONSIST OF:
Undistributed net investment income	$10,207	$11,736
Net unrealized depreciation on investments	(2,826,308)	(2,434,923)
Accumulated net realized gain (loss)	(992,619)	(5,029,252)
Net capital paid in on shares of beneficial interest	148,316,289	321,816,934

	$144,507,569	$314,364,495

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($97,361,671 and $172,464,212 applicable to 7,591,255 and 13,925,652 shares of beneficial interest outstanding - Note 4)	$12.83	$12.38

Maximum sales charge, 1.50% of offering price	0.20	0.19

Maximum offering price per share	$13.03	$12.57

Class B Shares:
Net asset value and offering price per share * ($2,385,680 applicable to 186,413 shares of beneficial interest outstanding - Note 4)	$12.80	$—

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class C Shares:
Net asset value and offering price per share * ($24,549,536 and $40,693,576 applicable to 1,902,456 and 3,291,131 shares of beneficial interest outstanding - Note 4)	$12.90	$12.36

Class I Shares:
Net asset value, offering and redemption price per share ($16,053,946 and $97,319,029 applicable to 1,251,714 and 7,857,454 shares of beneficial interest outstanding - Note 4)	$12.83	$12.39

Class R3 Shares:†
Net asset value, offering and redemption price per share ($4,156,736 and $ 3,887,678 applicable to 323,876 and 313,725 shares of beneficial interest outstanding - Note 4)	$12.83	$12.39

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2007 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $645,466 and $ 388,021)	$2,853,524	$8,425,843

EXPENSES:
Investment advisory fees (Note 3)	276,012	842,059
Administration fees (Note 3)
Class A Shares	63,177	115,074
Class B Shares	1,488	—
Class C Shares	15,219	26,290
Class I Shares	3,884	26,747
Class R3 Shares*	2,411	2,283
Distribution and service fees (Note 3)
Class A Shares	126,354	230,148
Class B Shares	11,904	—
Class C Shares	121,694	209,870
Class R3 Shares*	9,654	9,130
Transfer agent fees
Class A Shares	70,985	119,160
Class B Shares	7,821	—
Class C Shares	18,956	32,904
Class I Shares	12,014	42,412
Class R3 Shares*	2,196	1,602
Registration and filing fees
Class A Shares	8,801	10,621
Class B Shares	8,287	—
Class C Shares	8,291	9,474
Class I Shares	8,670	9,925
Class R3 Shares*	9,682	9,978
Custodian fees (Note 3)	38,973	56,398
Professional fees	12,556	18,439
Accounting fees	6,744	13,225
Trustee fees	1,217	4,005
Other expenses	14,180	31,514

Total Expenses	861,170	1,821,258
Less:
Expenses reimbursed by investment advisor (Note 3)	(40,877)	(157,898)
Distribution and service fees waived (Note 3)	(60,847)	(104,935)
Fees paid indirectly (Note 3)	(7,893)	(10,288)

Net Expenses	751,553	1,548,137

Net Investment Income	$2,101,971	$6,877,706

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	$(195,128)	$(1,184,421)
Net change in unrealized appreciation (depreciation) on Investments	1,144,851	1,751,735

Net Realized and Unrealized Gain on Investments	949,723	567,314

Net Increase in Net Assets Resulting From Operations	$3,051,694	$7,445,020

See notes to financial statements.

*	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund	(Unaudited)†

	†Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$2,101,971	$4,837,241
Net realized loss on investments	(195,128)	(50,733)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	1,144,851	(360,311)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,051,694	4,426,197

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,527,800)	(3,504,156)
Class B Shares	(18,051)	(27,495)
Class C Shares	(337,566)	(737,598)
Class I Shares	(260,221)	(465,896)
Class R3 Shares*	(58,433)	(102,096)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(10,131,949)	(31,185,601)
Class B Shares	(103,051)	594,525
Class C Shares	(723,342)	(7,610,351)
Class I Shares	1,062,862	(1,162,905)
Class R3 Shares*	541,662	586,260

Net Decrease in Net Assets	(8,504,195)	(39,189,116)

NET ASSETS:
Beginning of period	153,011,764	192,200,880

End of period	$144,507,569	$153,011,764

Undistributed net investment income	$10,207	$110,307

See notes to financial statements.

*	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund	(Unaudited)†

	†Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$6,877,706	$14,631,799
Net realized loss on investments	(1,184,421)	(113,993)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	1,751,735	(4,147,964)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,445,020	10,369,842

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,748,927)	(8,047,005)
Class C Shares	(803,622)	(1,957,921)
Class I Shares	(2,350,893)	(4,507,364)
Class R3 Shares*	(74,248)	(119,509)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(18,460,587)	(19,776,336)
Class C Shares	(3,718,857)	(14,283,087)
Class I Shares	(14,372,438)	13,217,562
Class R3 Shares*	551,294	1,198,886

Net Decrease in Net Assets	(35,533,258)	(23,904,932)

NET ASSETS:
Beginning of period	349,897,753	373,802,685

End of period	$314,364,495	$349,897,753

Undistributed net investment income	$11,736	$111,720

See notes to financial statements.

*	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital and to seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administrative fees, and certain registration and transfer agent expenses.

Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. New York time. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,276, $5,264, $8,880, $8,657, and $13,800 for the Class A, B, C, I, and R3 shares, respectively, of the Government Fund and $85,845, $32,108, $24,675, and $15,270 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Funds that they earned net commissions aggregating $567 from the sale of Class A shares of the Government Fund, $546 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $1,348 and $1,094 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)*

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statements of Operations. Distribution fees of $60,847 and $104,935, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the period ended March 31, 2007, fees paid indirectly were $7,893 for the Government Fund and $10,288 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	*Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	728,208	$9,312,445	1,127,442	$14,273,031
Shares issued to shareholders in reinvestment of dividends	92,189	1,179,319	210,223	2,662,638
Shares repurchased	(1,614,355)	(20,623,713)	(3,799,025)	(48,121,270)

Net Increase (Decrease)	(793,958)	$(10,131,949)	(2,461,360)	$(31,185,601)

Class B Shares
Shares sold	23,332	$298,373	85,374	$1,076,317
Shares issued to shareholders in reinvestment of dividends	978	12,477	1,620	20,478
Shares repurchased	(32,477)	(413,901)	(39,667)	(502,270)

Net Increase (Decrease)	(8,167)	$(103,051)	47,327	$594,525

Class C Shares
Shares sold	247,454	$3,183,658	435,047	$5,539,917
Shares issued to shareholders in reinvestment of dividends	20,652	265,779	44,361	565,288
Shares repurchased	(324,698)	(4,172,779)	(1,076,447)	(13,715,556)

Net Increase (Decrease)	(56,592)	$(723,342)	(597,039)	$(7,610,351)

Class I Shares
Shares sold	178,838	$2,286,687	284,094	$3,589,619
Shares issued to shareholders in reinvestment of dividends	17,350	221,959	31,981	405,096
Shares repurchased	(113,042)	(1,445,784)	(407,147)	(5,157,620)

Net Increase (Decrease)	83,146	$1,062,862	(91,072)	$(1,162,905)

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	75,553	$966,081	146,432	$1,860,958
Shares issued to shareholders in reinvestment of dividends	4,440	56,824	7,844	99,399
Shares repurchased	(37,549)	(481,243)	(108,414)	(1,374,097)

Net Increase (Decrease)	42,444	$541,662	45,862	$586,260

INCOME FUND

Class A Shares
Shares sold	1,612,511	$19,948,394	3,250,026	$40,085,247
Shares issued to shareholders in reinvestment of dividends	232,411	2,876,470	494,039	6,098,155
Shares repurchased	(3,336,205)	(41,285,451)	(5,340,874)	(65,959,738)

Net Increase (Decrease)	(1,491,283)	$(18,460,587)	(1,596,809)	$(19,776,336)

Class C Shares
Shares sold	224,257	$2,768,875	563,413	$6,944,987
Shares issued to shareholders in reinvestment of dividends	46,567	575,418	108,235	1,333,999
Shares repurchased	(572,318)	(7,063,150)	(1,830,119)	(22,562,073)

Net Increase (Decrease)	(301,494)	$(3,718,857)	(1,158,471)	$(14,283,087)

Class I Shares
Shares sold	988,009	$12,223,096	2,696,403	$33,258,881
Shares issued to shareholders in reinvestment of dividends	172,646	2,137,000	334,633	4,129,810
Shares repurchased	(2,320,544)	(28,732,534)	(1,956,476)	(24,171,129)

Net Increase (Decrease)	(1,159,889)	$(14,372,438)	1,074,560	$13,217,562

Class R3 Shares
Shares sold	56,901	$703,879	143,837	$1,782,628
Shares issued to shareholders in reinvestment of dividends	4,840	59,937	7,699	95,044
Shares repurchased	(17,187)	(212,522)	(54,991)	(678,786)

Net Increase (Decrease)	44,554	$551,294	96,545	$1,198,886

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

NOTE 5 - SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $23,098,516 and $24,183,548, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $43,148,712 and $68,535,913, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$145,893,107	$315,069,941

Gross unrealized appreciation on a tax basis	$304,386	$1,723,985
Gross unrealized depreciation on a tax basis	(3,130,694)	(4,165,707)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(2,826,308)	$(2,441,722)

At March 31, 2007, the Government Fund had tax basis losses, which may be carried over to offset future capital gains.

Such capital loss carryovers expire as follows:

2009	$674,873
2010	13,611
2014	3,770

$692,254

At March 31, 2007, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains.

Such capital loss carryovers expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980
2014	601,391

$3,684,469

As of March 31, 2007, the Government Fund had deferred capital losses occurring subsequent to October 31, 2005 of $105,237. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

As of March 31, 2007, the Income Fund had deferred capital losses occurring subsequent to October 31, 2005 of $153,563. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Funds, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Funds and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,
Class I Shares:			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.75		$12.76	$13.01	$13.22	$13.27	$12.77

Income from investment operations:
Net investment income	0.20		0.41	0.36	0.39	0.51	0.62
Net realized and unrealized gain (loss) on investments	0.09		(0.01)	(0.24)	(0.21)	(0.05)	0.50

Total from investment operations	0.29		0.40	0.12	0.18	0.46	1.12

Less dividends from:
Net investment income	(0.21)		(0.41)	(0.37)	(0.39)	(0.51)	(0.62)

Change in net asset value	0.08		(0.01)	(0.25)	(0.21)	(0.05)	0.50

NET ASSET VALUE, end of period	$12.83		$12.75	$12.76	$13.01	$13.22	$13.27

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.31%		3.19%	0.95%	1.37%	3.51%	9.11%
Ratios to average net assets:
Net investment income	3.21	%(b)	3.22%	2.82%	2.95%	3.77%	4.86%
Expenses, after expense reductions	0.68	%(b)	0.68%	0.68%	0.67%	0.64%	0.61%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.65%	0.67%	0.67%	0.62%	0.60%
Expenses, before expense reductions	0.79	%(b)	0.78%	0.80%	0.77%	0.82%	1.04%
Portfolio turnover rate	16.77%		7.47%	18.00%	12.39%	35.06%	4.34%
Net assets at end of period (000)	$16,054		$14,900	$16,075	$12,905	$13,085	$6,960

(a)	Not annualized for periods less than one year.
(b)	Annualized.

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,
Class I Shares:			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE

(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.37		$12.51	$12.80	$12.99	$12.79	$12.55

Income from investment operations:
Net investment income	0.27		0.54	0.51	0.47	0.55	0.65
Net realized and unrealized gain (loss) on investments	0.02		(0.14)	(0.29)	(0.19)	0.20	0.24

Total from investment operations	0.29		0.40	0.22	0.28	0.75	0.89

Less dividends from:
Net investment income	(0.27)		(0.54)	(0.51)	(0.47)	(0.55)	(0.65)

Change in net asset value	0.02		(0.14)	(0.29)	(0.19)	0.20	0.24

NET ASSET VALUE, end of period	$12.39		$12.37	$12.51	$12.80	$12.99	$12.79

RATIOS/SUPPLEMENTAL DATA
Total return(a)	2.37%		3.30%	1.77%	2.29%	5.89%	7.38%
Ratios to average net assets:
Net investment income	4.33	%(b)	4.38%	3.85%	3.64%	4.23%	5.19%
Expenses, after expense reductions	0.68	%(b)	0.68%	0.67%	0.67%	0.69%	0.69%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.67%	0.67%	0.69%	0.69%
Expenses, before expense reductions	0.72	%(b)	0.72%	0.72%	0.72%	0.76%	0.78%

Portfolio turnover rate	19.29%		6.77%	23.16%	22.73%	18.86%	21.63%

Net assets at end of period (000)	$97,319		$111,535	$99,396	$90,025	$59,473	$39,281

(a)	Not annualized for periods less than one year.
(b)	Annualized.

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2007 (Unaudited)

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS R3 - 885-215-491

NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R3 - LTURX

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 57.03%
United States Treasury Notes, 4.375% due 5/15/2007	$9,000,000	$8,992,265
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,015,938
United States Treasury Notes, 2.625% due 5/15/2008	9,000,000	8,783,437
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,182,812
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	15,774,609
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,226,406
United States Treasury Notes, 4.625% due 10/31/2011	2,000,000	2,006,719
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	14,273,437
United States Treasury Notes, 4.75% due 5/15/2014	5,000,000	5,046,094
United States Treasury Notes, 4.875% due 8/15/2016	7,000,000	7,112,657

TOTAL U.S. TREASURY SECURITIES (Cost $84,717,026)		82,414,374

U.S. GOVERNMENT AGENCIES — 41.28%
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	220,494
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,919,210
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,314,012
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	201,011
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	304,375
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	363,113
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	254,419
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	152,257
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,258,868
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,018,224
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	202,962
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,753,354
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,717,985
Federal Home Loan Mtg Corp. CMO Series 1616 Class E, 6.50% due 11/15/2008	750,117	754,347
Federal Home Loan Mtg Corp. CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	996,480
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,284,351	1,264,301
Federal Home Loan Mtg Corp. CMO Series 3138 Class PC, 5.50% due 6/15/2032	5,000,000	4,997,778
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50% due 7/15/2031	3,000,000	3,001,540
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	1,000,000	1,015,220
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	21,293	23,253
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	41,784	44,742
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	2,036	2,038
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	3,152	3,161
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	17,373	18,227
Federal Home Loan Mtg Corp., Pool # 256764, 8.75% due 10/1/2014	821	818
Federal Home Loan Mtg Corp., Pool # 273822, 8.50% due 4/1/2009	875	872
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	25,740	29,051
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	34,346	35,002
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	37,290	38,810
Federal Home Loan Mtg Corp., Pool # E00170, 8.00% due 7/1/2007	2,801	2,803
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	8,404	8,594
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	6,803	6,957
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,668,992
Federal National Mtg Assoc, 4.25% due 6/29/2012	3,250,000	3,239,387

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2007 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	$149,389	$150,386
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	74,540	74,825
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	126,255	126,959
Federal National Mtg Assoc CPI Floating Rate Note, 3.681% due 2/17/2009	3,000,000	2,948,970
Federal National Mtg Assoc Remic Series 2006-B1 Class AB, 6.00% due 6/25/2016	4,108,478	4,136,450
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	13,438	13,487
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	36,618	38,685
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	34,858	36,067
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	42,598	43,965
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	70,824	77,148
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	5,409	5,553
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	57,580	58,211
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	29,258	31,915
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	28,097	29,154
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	30,343	31,239
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	11,746	11,817
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	32,811	33,063
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	41,035	41,738
Federal National Mtg Assoc, Pool # 250481, 6.50% due 11/1/2015	4,716	4,770
Federal National Mtg Assoc, Pool # 251258, 7.00% due 9/1/2007	3,708	3,703
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	69,580	70,746
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	150,829	155,460
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	15,997	16,068
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	39,756	40,523
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	30,209	30,309
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	39,839	40,561
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	297,133	310,075
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	26,427	27,044
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	15,360	15,717
Federal National Mtg Assoc, Pool # 382926, 7.37% due 12/1/2010	331,127	343,851
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	605,335	616,973
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,034,074	1,039,525
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,107,654	3,074,802
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	160,728	170,084
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	138,560	142,360
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	158,573	156,826
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	76,637	78,274
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	420,150	418,620
Government National Mtg Assoc CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	86,779	86,375
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	55,067	57,876
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	42,583	42,932
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	24,644	25,159
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	31,317	31,888
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	30,564	31,290
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	50,364	51,282
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	30,827	32,322
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	76,830	80,428
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	6,839	6,864
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	85,846	88,059
Overseas Private Investment Corp., 4.10% due 11/15/2014	2,001,600	1,932,405
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,179,210
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,715,773
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	2,979,387

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2007 (Unaudited)

Issuer-Description	Principal Amount	Value
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	$850,000	$832,732

TOTAL U.S. GOVERNMENT AGENCIES (Cost $60,176,219)		59,652,562

SHORT TERM INVESTMENTS — 0.69%
Federal Home Loan Bank Discount Notes, 4.97% due 4/2/2007	1,000,000	999,862

TOTAL SHORT TERM INVESTMENTS (Cost $ 999,862)		999,862

TOTAL INVESTMENTS — 99.00% (Cost $145,893,107)		$143,066,799

OTHER ASSETS LESS LIABILITIES — 1.00%		1,440,770

NET ASSETS — 100.00%		$144,507,569

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

REMIC         Real Estate Mortgage Investment Conduit

SUMMARY OF TYPES OF HOLDINGS

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R3 - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS R3 - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 8.94%
United States Treasury Notes, 3.00% due 2/15/2008	Aaa/AAA	$4,000,000	$3,934,062
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,500,703
United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,500,000	2,594,336
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,757,813
United States Treasury Notes, 5.125% due 5/15/2016	Aaa/AAA	5,000,000	5,171,094
United States Treasury Notes, 4.875% due 8/15/2016	Aaa/AAA	10,000,000	10,160,938

TOTAL U.S. TREASURY SECURITIES (Cost $28,424,013)			28,118,946

U.S. GOVERNMENT AGENCIES — 5.60%
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	149,902
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	502,439
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,482
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	302,698
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	250,024
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	199,892
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,372
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	2,973,188
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,549
Federal Home Loan Bank, 5.00% due 9/22/2009	Aaa/AAA	1,500,000	1,497,667
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,284,351	1,264,301
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	Aaa/AAA	2,000,000	2,030,439
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	31,454	31,981
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	21,451	21,987
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	24,376	24,782
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,331,068	2,347,020
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	123,805	124,004
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	32,573	33,408
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	614,442	616,008
Federal National Mtg Assoc CPI Floating Rate Note, 3.681% due 2/17/2009	Aaa/AAA	5,000,000	4,914,950
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	25,377	26,716
Government National Mtg Assoc, Pool # 827148, 5.375% due 2/20/2024	Aaa/AAA	38,431	39,184

TOTAL U.S. GOVERNMENT AGENCIES (Cost $17,728,775)			17,587,993

ASSET BACK SECURITIES — 10.35%
Bear Stearns Series 2004-3 Mtg Class 1-A2, 3.862% due 7/25/2034	Aaa/AAA	1,874,642	1,893,018
Countrywide Home Loan Series 2004 Class 1A, 4.406% due 7/20/2034	Aaa/AAA	1,863,932	1,883,887
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 3.245% due 2/25/2034	NR/AAA	819,098	768,766
IHOP Franchising LLC Series 2007-1A Class A1, 5.144% due 3/20/2037 (1)	NR/NR	3,000,000	2,990,850
JP Morgan Chase Commercial Mtg Secs 2004 C3 A5, 4.878% due 1/15/2042	Aaa/NR	5,000,000	4,861,377
Small Business Administration, 4.638% due 2/10/2015	NR/NR	2,771,092	2,697,564
Wachovia Bank Commercial Mtg Trust 2005-C21 Class A4, 5.196% due 10/15/2044	Aaa/AAA	5,000,000	4,984,098
Wachovia Bank Commercial Mtg Trust Series 2005 C22 Class A4, 5.266% due 12/15/2044	Aaa/AAA	5,000,000	4,999,455
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	30,094	29,988
Washington Mutual Series 03-AR10, Class-A4, 4.062% due 10/25/2033	Aaa/AAA	1,090,242	1,081,385
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	381,039	379,051
Washington Mutual Series 03-AR5, Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,200,000	3,148,282

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Mutual Series 05-AR4, Class-A4b, 4.672% due 4/25/2035	Aaa/AAA	$830,000	$817,259
Wells Fargo Mortgage Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	2,012,164	2,008,531

TOTAL ASSET BACK SECURITIES (Cost $32,626,760)			32,543,511

CORPORATE BONDS — 58.57%

BANKS — 3.55%

COMMERCIAL BANKS — 3.55%
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa2/AA-	2,500,000	2,441,122
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	407,162
Household Finance Corp. CPI Floating Rate Note, 3.45% due 8/10/2009	Aa3/AA-	5,000,000	4,816,250
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	750,642
Nations Bank Corp., 7.23% due 8/15/2012	Aa1/AA	250,000	270,413
PNC Funding Corp., 6.875% due 7/15/2007	A2/A-	95,000	95,335
US Bank, 6.30% due 7/15/2008	Aa2/AA	400,000	405,738
Whitney National Bank, 5.875% due 4/1/2017	A3/BBB	2,000,000	1,981,400

			11,168,062

CAPITAL GOODS — 7.28%

ELECTRICAL EQUIPMENT — 0.60%
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	822,915
Hubbell, Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,054,852
INDUSTRIAL CONGLOMERATES — 3.31%
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	209,708
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,941,516
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	424,054
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,457,669
General Electric Capital Corp. Floating Rate Note, 4.80% due 5/30/2008	Aaa/AAA	494,000	491,249
General Electric Capital Corp. Floating Rate Note, 5.475% due 12/15/2009	Aaa/AAA	1,000,000	1,001,948
General Electric Capital Corp. Floating Rate Note, 4.404% due 3/2/2009	Aaa/AAA	5,000,000	4,900,000
MACHINERY — 3.37%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	250,948
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	196,860	210,699
Illinois Tool Works, Inc., 5.75% due 3/1/2009	Aa3/AA	4,595,000	4,653,830
John Deere Capital Corp. Floating Rate Note, 5.465% due 6/10/2008	A2/A	4,415,000	4,421,344
Pentair, Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,054,767

			22,895,499

COMMERCIAL SERVICES & SUPPLIES — 1.42%

COMMERCIAL SERVICES & SUPPLIES — 1.42%
Pitney Bowes, Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	879,743
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	251,964
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,037,792
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	747,645
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	531,916
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,017,979

			4,467,039

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
CONSUMER DURABLES & APPAREL — 0.72%

TEXTILES, APPAREL & LUXURY GOODS — 0.72%
Nike, Inc., 5.15% due 10/15/2015	A2/A+	$2,315,000	$2,268,073

			2,268,073

DIVERSIFIED FINANCIALS — 14.11%

CAPITAL MARKETS — 6.88%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	A1/A+	1,500,000	1,467,130
Goldman Sachs Group, Inc. Sub Note, 5.625% due 1/15/2017	A1/A+	2,000,000	1,980,996
Jefferies Group, Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB+	2,600,000	2,612,288
Legg Mason Mortgage Capital Corp., 7.01% due 6/1/2009 (1)	NR/NR	1,714,286	1,714,286
Lehman Brothers Holdings, Inc., 3.50% due 8/7/2008	A1/A+	700,000	683,984
Lehman Brothers Holdings, Inc. CPI Floating Rate Note, 4.54% due 5/12/2014	A1/A+	5,190,000	4,758,919
Merrill Lynch & Co. CPI Floating Rate Note, 3.701% due 3/2/2009	Aa3/AA-	3,000,000	2,903,370
Morgan Stanley Group, Inc., 5.485% due 1/18/2008	Aa3/A+	5,000,000	5,004,440
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	503,828
CONSUMER FINANCE — 4.58%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	196,231
Capital One Bank, 6.70% due 5/15/2008	A2/BBB	1,665,000	1,689,775
SLM Corp. CPI Floating Rate Note, 3.74% due 3/2/2009	A2/A	3,000,000	2,892,300
SLM Corp. Floating Rate Note, 5.67% due 9/15/2008	A2/A	1,675,000	1,669,563
SLM Corp. Floating Rate Note, 5.57% due 7/25/2008	A2/A	3,000,000	3,007,053
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	776,983
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	782,013
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	3,450,000	3,397,819
DIVERSIFIED FINANCIAL SERVICES — 2.65%
Bank of America Corp., 4.375% due 12/1/2010	Aa1/AA	1,675,000	1,638,182
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa2/AA-	1,465,000	1,433,518
JP Morgan Chase Co. CPI Floating Rate Note, 4.27% due 6/28/2009	Aa2/AA-	5,000,000	4,893,550
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	365,207

			44,371,435

ENERGY — 3.11%

ENERGY EQUIPMENT & SERVICES — 0.83%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A3/BBB+	2,000,000	1,993,862
Smith International, Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	603,335
METALS & MINING — 0.63%
BHP Billiton Finance, 5.40% due 3/29/2017	A1/A+	2,000,000	1,984,780
OIL, GAS & CONSUMABLE FUELS — 1.65%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	526,462
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	74,962
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,389,604
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BBB-	250,000	268,104
Murphy Oil Corp., 6.375% due 5/1/2012	Baa2/BBB	750,000	778,342
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/A-	120,000	120,066
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A-	900,000	1,034,055
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A-	250,000	277,491
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	A3/BBB+	525,000	524,172

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Union Oil Co. California, 7.90% due 4/18/2008	Aa2/BBB+	$200,000	$205,450

			9,780,685

FOOD & STAPLES RETAILING — 1.55%

FOOD & STAPLES RETAILING — 1.55%
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	936,792
Wal-Mart Stores, Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,618,942
Wal-Mart Stores, Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	115,697	116,097
Wal-Mart Stores, Inc., Pass Through Certificate, 8.57% due 1/2/2010	Aa2/AA	184,153	189,116

			4,860,947

FOOD BEVERAGE & TOBACCO — 1.47%

BEVERAGES — 1.05%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A2/A	2,000,000	1,916,460
Anheuser Busch Co., Inc., 5.625% due 10/1/2010	A2/A	1,150,000	1,170,908
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	205,025
FOOD PRODUCTS — 0.42%
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	108,253
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	300,829
Sara Lee Corp., 6.00% due 1/15/2008	Baa1/BBB+	900,000	904,065

			4,605,540

HOUSEHOLD & PERSONAL PRODUCTS — 0.74%

HOUSEHOLD PRODUCTS — 0.74%
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	349,682
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,978,682

			2,328,364

INSURANCE — 11.10%

INSURANCE — 11.10%
Allstate Life Global Funding, CPI Floating Rate Note, 3.39% due 4/2/2007	Aa2/AA	5,000,000	5,000,000
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	967,507
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	962,862
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,459,890
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	4,000,000	3,962,536
International Lease Finance Corp. Floating Rate Note, 5.76% due 1/15/2010	A1/AA-	4,050,000	4,076,552
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	997,272
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	959,868
Old Republic International Corp., 7.00% due 6/15/2007	A1/A+	1,800,000	1,805,414
Pacific Life Global Funding CPI Floating Rate Note, 4.256% due 2/6/2016	Aa3/AA	8,000,000	7,720,960
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	748,215
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,898,924
UnumProvident Corp., 7.625% due 3/1/2011	Ba1/BB+	1,257,000	1,347,925

			34,907,925

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MATERIALS — 0.73%

CHEMICALS — 0.73%
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	$350,000	$352,428
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	976,853
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	306,900
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	642,340

			2,278,521

MEDIA — 1.35%

MEDIA — 1.35%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	790,402
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	81,448
New York Times Co., 4.625% due 6/25/2007	Baa1/BBB+	300,000	299,398
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,834,834
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	228,817

			4,234,899

MISCELLANEOUS — 1.84%

MISCELLANEOUS — 1.43%
Salvation Army Revenue, 5.191% due 9/1/2007	Aaa1/AAA	935,000	934,682
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,557,606
YANKEE — 0.41%
Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	435,000	432,350
Nova Scotia Province Canada, 5.75% due 2/27/2012	Aa2/A+	500,000	516,083
Ontario Province Canada, 3.282% due 3/28/2008	Aa1/AA	335,000	328,753

			5,769,474

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.73%

PHARMACEUTICALS — 0.73%
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	477,175
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 3.93% due 2/1/2014	Baa1/A	2,000,000	1,820,960

			2,298,135

RETAILING — 0.70%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A1/A+	100,000	102,854
SPECIALTY RETAIL — 0.67%
Home Depot, Inc., 4.625% due 8/15/2010	Aa3/A+	2,135,000	2,100,150

			2,203,004

SOFTWARE & SERVICES — 2.32%

IT SERVICES — 2.32%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A-	300,000	304,517

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A-	$1,317,000	$1,409,808
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A-	2,000,000	1,952,658
Electronic Data Systems Corp., 7.125% due 10/15/2009 (2)	Ba1/BBB-	2,500,000	2,606,942
Electronic Data Systems Corp., 6.50% due 8/1/2013 (2)	Ba1/BBB-	1,000,000	1,021,649

			7,295,574

TECHNOLOGY HARDWARE & EQUIPMENT — 0.79%

COMMUNICATIONS EQUIPMENT — 0.32%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	1,004,885
COMPUTERS & PERIPHERALS — 0.31%
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	983,060
ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.16%
Jabil Circuit, Inc., 5.875% due 7/15/2010	Ba2/BBB-	500,000	497,387

			2,485,332

TELECOMMUNICATION SERVICES — 0.32%

WIRELESS TELECOMMUNICATION SERVICES — 0.32%
Vodafone Group plc, 5.625% due 2/27/2017	A3/A-	1,000,000	991,343

			991,343

TRANSPORTATION — 0.45%

AIRLINES — 0.38%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa2/BBB+	170,590	180,313
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,021,236
ROAD & RAIL — 0.07%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	225,281

			1,426,830

UTILITIES — 4.29%

ELECTRIC UTILITIES — 2.54%
AEP Texas Central Transition Bond A1, 4.98% due 1/1/2010	Aaa/AAA	2,500,000	2,498,826
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	180,278
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,028,586
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/BBB	975,000	938,324
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	872,837
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	959,534
PSI Energy, Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	506,000
GAS UTILITIES — 0.28%
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	429,348
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	218,920
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	240,000	239,184
MULTI-UTILITIES — 1.47%
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	Baa1/BBB	290,000	292,893
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,791,608

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	$350,000	$351,798
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa3/A	1,150,000	1,188,874

			13,497,010

TOTAL CORPORATE BONDS (Cost $185,930,351)			184,133,691

TAXABLE MUNICIPAL BONDS — 15.35%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,515,000	3,733,387
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	297,687
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	119,753
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	78,000	79,325
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	430,000	438,187
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	159,549
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	369,959
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	310,729
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,650,000	1,603,701
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	247,610
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	149,538
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	911,493
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011 (ETM)	NR/NR	240,000	236,938
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011 (ETM)	NR/NR	245,000	241,448
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012 (ETM)	NR/NR	515,000	510,803
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013 pre-refunded 6/15/2013	NR/NR	540,000	540,945
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	1,015,000	1,013,204
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	362,255
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	300,998
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	242,650
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	312,653
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,346,857
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	502,760
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	560,131
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	371,614
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured: AMBAC)	Aaa/AAA	2,775,000	2,737,343
Los Angeles County California Pension Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	280,530
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center Project)	NR/NR	195,000	196,523
Mississippi Development Bank Special Obligation Refinance Taxable Harrison County B, 5.21% due 7/1/2013 (Insured: FSA)	NR/AAA	1,200,000	1,202,628
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek Project)	NR/A+	1,090,000	1,096,322
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA	100,000	99,486
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A1/A-	650,000	640,783
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	375,000	411,694
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	110,000	114,635
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aaa/A+	190,000	202,656
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,607,590
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	290,000	285,140
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,385,440
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	833,347

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	$1,225,000	$1,213,338
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	352,789
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,625,904
Ohio Housing Financing Agency Mortgage Revenue, 5.20% due 9/1/2014 (3)	Aaa/NR	2,395,000	2,376,439
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	445,000	445,374
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	546,387
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	231,698
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	340,945
Santa Fe County New Mexico Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation Project)	NR/NR	190,000	190,108
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,006,940
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa2/AA	1,590,000	1,605,359
Springfield City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	Aaa/NR	1,400,000	1,433,740
Springfield City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	Aaa/NR	1,500,000	1,545,585
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	357,194
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA+	500,000	517,735
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	398,272
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	254,094
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,047,140
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,290,813
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	511,656
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	197,296
Wisconsin State Health & Educational Facilities Taxable Series B, 7.08% due 6/1/2016 (Insured: ACA)	NR/A	2,610,000	2,697,278

TOTAL TAXABLE MUNICIPAL BONDS (Cost $48,353,541)			48,244,375

SHORT TERM INVESTMENTS — 0.64%
San Paolo, 5.36% due 4/2/2007	A1/P1	2,000,000	1,999,702

TOTAL SHORT TERM INVESTMENTS (Cost $1,999,702)			1,999,702

TOTAL INVESTMENTS — 99.45% (Cost $315,063,142)			$312,628,218
OTHER ASSETS LESS LIABILITIES — 0.55%			1,736,277

NET ASSETS — 100.00%			$314,364,495

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2007 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.
(2)	Segregated as collateral for a when-issued security.
(3)	When-issued security.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
MBIA	Insured by Municipal Bond Investors Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard and Poor’s, using the higher rating. Some bonds are rated by only one service.

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
U.S. Government Fund
Class I Shares
Actual	$1,000	$1,023.10	$3.37
Hypothetical*	$1,000	$1,021.60	$3.37

Income Fund
Class I Shares
Actual	$1,000	$1,023.70	$3.38
Hypothetical*	$1,000	$1,021.60	$3.37

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Thornburg Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.35%, as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Connor Browne, CFA, Bill Fries, CFA, Edward Maran, CFA.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/07

Portfolio P/E Trailing 12-months*	15.4x
Portfolio Price to Cash Flow*	10.3
Portfolio Price to Book Value*	2.9
Median Market Cap*	$26.4 B
3-Year Beta (Thornburg vs. S&P 500)*	1.16
Equity Holdings	43

*	Source: FactSet

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two. Thornburg Value Fund strikes such a balance.

The Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1995.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs
A Shares (Incep: 10/2/95)
Without Sales Charge	2.82%	17.44%	12.93%	8.70%	12.36%
With Sales Charge	(1.80)%	12.15%	11.21%	7.71%	11.84%
S&P 500 Index (Since: 10/2/95)	0.64%	11.83%	10.06%	6.27%	8.20%

*	Periods under one year are not annualized.

The current posture is to maintain a portfolio of 45–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Being diversified in various ways, the Fund is able to take advantage of a broad array of opportunities. Losses in one may be offset by gains in another. Limiting the number of stocks in the portfolio and employing a sell discipline has enabled the Fund to strike an effective balance between risk and reward.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/07

Top Contributors	Top Detractors

Hertz Global Holdings Inc.	Motorola Inc.

Southern Copper Corp.	Caremark Rx Inc.

MEMC Electronic Materials Inc.	Pfizer Inc.

JetBlue Airways Corp.	Federal Home Loan Mortgage Corp.

Las Vegas Sands Corp.	HSBC Holdings plc

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/07

TOP TEN HOLDINGS

As of 3/31/07

Hertz Global Holdings Inc.	3.6%
Alcoa Inc.	3.4%
Federal Home Loan Mortgage Corp.	3.0%
Comcast Corp.	3.0%
Entergy Corp.	3.0%
Microsoft Corp.	3.0%
General Electric Co.	2.9%
Sears Holdings Corp.	2.8%
Johnson & Johnson	2.8%
Wachovia Corp.	2.7%

TOP TEN INDUSTRIES

As of 3/31/07

Telecommunication Services	9.9%
Materials	9.4%
Energy	7.9%
Health Care Equipment & Services	7.7%
Banks	7.6%
Software & Services	6.8%
Pharma, Biotech & Life Science	6.6%
Transportation	5.5%
Diversified Financials	5.0%
Retailing	4.4%

Thornburg Value Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager	April 19, 2007
Dear Fellow Shareholder:
For the six-month period ended March 31, 2007, the Thornburg Value Fund (A shares) provided a total return of 11.30% compared with a total return of 7.38% for the S&P 500 Index. Performance was broadly driven with stock selection playing its normal key role. At the end of the period, the portfolio consisted of 43 equity holdings representing 18 industries.

As your portfolio managers (and fellow shareholders), we are delighted to report ten consecutive quarters of out-performance relative to the S&P 500 Index. While it is unlikely that we will outperform ten more consecutive quarters, we do believe our portfolio structure and investment approach provide us an edge relative to the overall market and our competitors, especially over the long term. Before we talk through the specific drivers of our most recent six-month period, we would like to take a moment to remind you of the differentiating aspects of our portfolio.

•     The Thornburg Value Fund is a bottom-up, fundamentals driven, stock-pickers portfolio. We work our hardest to find the very best investment opportunities. We run a focused portfolio because we want each investment to count. Two-time Nobel Laureate Linus Pauling, when asked about the secret of his success, said “. . . you need to have a lot of ideas, and then you have to throw away the bad ones.”[1] By investing in what we believe to be our best ideas, we hope to increase our ability to outperform the benchmark.

•     Our baskets of value – Basic Value, Consistent Earners and Emerging Franchises – provide a differentiated approach to diversification. During this six-month period, our Basic Value and Emerging Franchise stocks contributed more of the winners, and less of the losers, than Consistent Earners. This won’t always be the case, as any period of sustained weakness in the U.S. economy should provide our Consistent Earners the opportunity to shine.

•     We employ an effective sell discipline. During the period, we sold a number of stocks at price targets, but also others due to what we call fundamental deterioration (examples of both are discussed below). In all cases we use the proceeds to invest in what we consider better risk-reward trade off opportunities. The overall impact, we believe, is a significant decrease in the risk within the portfolio.

•     We have the flexibility to go where the value is. We look for investments across all sectors, and among all investment styles. Contributors during the period include investments that would traditionally be considered value stocks (e.g. Peugeot) and what would traditionally be considered growth stocks (e.g. Las Vegas Sands). In all cases, we are investing when we believe the companies are trading at a significant discount to our calculation of intrinsic value. Each of our holdings (even Google) is a value investment to us.

Now, a look at the last six months.

The period got off to a good start with worries about an economic slowdown diminishing as the consumer sector remained healthy during the important holiday shopping season. Our retail holdings reflected this with Abercrombie and Fitch, a standout performer. Fears of declining same store sales, a worry last summer, proved to be the favorable entry point we expected. Markets were also helped by expectations that the Federal Reserve might consider lowering the Fed Funds rate, in part to help out a declining housing industry. This is conventionally thought to be a good thing for financial services. Nonetheless, the sector has come under pressure as an

1	T. Gilovich (1991) How We Know What Isn’t So. New York: Free Press, p. 58.

Letter to Shareholders

Continued

increase in the non-performing status of sub-prime mortgages has been revealed. Fortunately, with limited exposure to sub-prime lenders, our financial service holdings as a group performed better than average. NYSE Euronext (New York Stock Exchange) and AllianceBernstein were the best performers in the sector, each reflecting leading positions in their industries, as well as a healthy equity market environment and good business development.

One of the stocks that contributed materially to our good performance was Southern Copper Corp. Southern Copper is headquartered in Phoenix, Arizona, but its mining assets are mostly in Mexico and Peru. The stock offers an unusually high dividend yield approximating 10% (usually a sign of risk, in this case linked to copper price sustainability). The stock is subject to high volatility, in part reflecting a thin supply of publicly traded shares, about 25% of the capitalization. The price swings in mining stocks reflect the shifting disparity between the conventional wisdom on price movement speculation and future copper supply/demand equilibrium. To date, under-estimation of the influence of emerging market demand coupled with only modest increases in industry supply have kept copper prices much higher than historical averages.

Southern Copper was just one of the materials sector stocks that performed well during the period. Other contributors from the materials and energy sectors were Alcoa, Chevron, Apache, ConocoPhillips, Air Products, Diamond Offshore Drilling, and Freeport-McMoRan Copper & Gold. A common attribute of these stocks is an ability to respond to cost pressures to sustain profits. Inflation in commodities seems real, even if government statistics do not seem to capture the pressure. For this reason pricing power remains near the top of the list in company business model attributes we consider in evaluating potential holdings. Our materials and energy related issues have been performing well in part reflecting this attribute. We are mindful of the risks inherent in these volatile sectors and will manage accordingly. Recent portfolio addition Freeport-McMoRan Copper & Gold has been purchased with this in mind. The company has been diversifying its revenue sources both by geography and product mix. The recent acquisition of Phelps Dodge adds U.S., Latin American, and African assets with increasing volumes in molybdenum, cobalt, and gold to their main asset, the Grasberg copper and gold complex in Indonesia. Volume growth for Freeport-McMoRan appears better than that of other major mining companies.

A number of holdings in the health care sector contributed favorably to performance. Thermo Fischer (manufacturer and distributor of laboratory equipment and supplies), Teva Pharmaceuticals (generic drugs), and Cytyc (products focused on health care for women) were excellent performers during the period. Health care remains an important area of challenge in our society today. Fundamental drivers such as demographics, scientific innovation, access to service and cost containment underlie the opportunities for publicly traded companies. In both science and service, the companies we hold have a productive role to play. Teva, for example, is the world’s largest independent generic drug distributor. Its established distribution network melds well with an integrated manufacturing supply chain. The company provides low prices for drugs that are currently off patent and is positioned to supply a significant number of drugs coming off patent in the next few years. Teva has one important drug that is patent protected (Capaxone for muscular dystrophy), as well.

As any portfolio manager will tell you, it is especially satisfying when recently purchased holdings perform well. Such is the case with our investments in Hertz Global Holdings (car rental company) and MEMC Electronic Materials. Hertz was an Initial Public Offering that generated some controversy. The private equity holders made a small fortune on the offering after a short, eleven-month holding period (the company had been a distress sale from Ford). Because some potential buyers felt participating in the deal was much like aiding and abetting an injustice, and due to a relatively high debt load, the IPO came at a value price, a good deal for us. MEMC is an integrated manufacturer of semiconductor wafers, the discs from which electronic circuit chips are made. The company produces the silicon billets from which the wafers are sliced as well. That is the integrated aspect. Silicon billets are in short supply and likely will be for some time. Since the company is a supplier of billets to outside customers as well as their own operation, in the current tight supply environment, this is a business advantage that looks to have some legs. Solar panels are also made from silicon wafers and this demand may help moderate the industry’s past cyclical characteristics.

Of our top performing holdings, two were in the consumer discretionary sector. These two issues were DIRECTV and Las Vegas Sands. After a long period of relative underperformance, DIRECTV stock came to life when it became apparent that satellite TV would not be overrun by cable or the telephone companies, at least not in the near future. It did not hurt that changes in accounting rules shifted cash flow to profits, making valuations more conventionally comparable. While we have always believed that DIRECTV and its satellite competitor, EchoStar, deserve a valuation discount relative to their cable peers (the triple play provides a greater revenue opportunity vs. television service alone), this discount had historically been too large. By early 2007, the gap had narrowed, and we sold DIRECTV near its price target. A portion of the proceeds were used to increase our Comcast investment. Las Vegas Sands continues to report strong results at existing operations, and importantly, continues to progress in the development of new projects in Las Vegas, Macau, Singapore and, most recently, Bethlehem, Pennsylvania. While this stock has been a very successful investment for the portfolio over the past two years, we continue to believe future developments are not fully reflected in the share price. Continued stock price appreciation might very well make Sheldon Adelson, the founder, Chairman/CEO and current 70% share owner, one of the wealthiest people on earth.

We did have a number of stocks reach target prices, so you will note that some of the stocks favorably mentioned above are no longer in the portfolio or have had position sizes trimmed.

Despite the strong period results, we have had disappointments. Notable among these are Dell and Motorola. The latter was a holding trimmed earlier as it approached target price and we remain hopeful that recent outside pressure for management to perform will get the company back on course. Dell has been disappointing too with our early optimism misplaced. Though the position size has been trimmed, we remain optimistic that the Dell brand and position in the commercial market remains strong. Two disappointments during the period, Pfizer and Caremark Rx, were both sold from the portfolio. In each case, a negative event challenged our investment thesis and precipitated the sale. In the case of Pfizer, that event was the halt of trials of their once promising cholesterol treatment, Torceptrapib. In the case of Caremark, the announced acquisition of the company by drug-chain retailer CVS Corp. at a bargain price heightened our concerns regarding the vulnerability of profits within the generic distribution chain. While this share sale proved an opportunity loss (a bidding war ensued and the Caremark share price climbed), we consider our sell discipline a key element of portfolio risk management. Further, this is one of the ways we fund new ideas. The activity we have had in the portfolio since September has been largely productive to this end.

Thank you for your trust and confidence. For more information on the stocks held in the portfolio, as well as up to date performance, please visit our web site at www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $3,438,643,690)	$3,902,892,086
Cash	179,061
Receivable for investments sold	3,597,005
Receivable for fund shares sold	19,960,945
Dividends receivable	3,177,484
Interest receivable	50,350
Prepaid expenses and other assets	136,676

Total Assets	3,929,993,607

LIABILITIES

Payable for securities purchased	16,444,474
Payable for fund shares redeemed	2,796,981
Payable to investment advisor and other affiliates (Note 3)	3,560,117
Accounts payable and accrued expenses	507,436

Total Liabilities	23,309,008

NET ASSETS	$3,906,684,599

NET ASSETS CONSIST OF:
Undistributed net investment income	$4,843,059
Net unrealized appreciation on investments	464,698,022
Accumulated net realized gain (loss)	234,349,199
Net capital paid in on shares of beneficial interest	3,202,794,319

$3,906,684,599

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,456,076,958 applicable to 36,096,794 shares of beneficial interest outstanding - Note 4)	$40.34

Maximum sales charge, 4.50% of offering price	1.90

Maximum offering price per share	$42.24

Class B Shares:
Net asset value and offering price per share* ( $104,841,723 applicable to 2,706,290 shares of beneficial interest outstanding - Note 4)	$38.74

Class C Shares:
Net asset value and offering price per share* ($555,951,921 applicable to 14,196,664 shares of beneficial interest outstanding - Note 4)	$39.16

Class I Shares:
Net asset value, offering and redemption price per share ($1,666,937,314 applicable to 40,736,458 shares of beneficial interest outstanding - Note 4)	$40.92

Class R3 Shares:†
Net asset value, offering and redemption price per share ($100,222,884 applicable to 2,496,529 shares of beneficial interest outstanding - Note 4)	$40.14

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,100 applicable to 77 shares of beneficial interest outstanding - Note 4)	$40.34

Class R5 Shares:
Net asset value, offering and redemption price per share ($22,650,699 applicable to 553,819 shares of beneficial interest outstanding - Note 4)	$40.90

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $70,254)	$26,313,780

Interest income	10,117,697

Total Income	36,431,477

EXPENSES:
Investment advisory fees (Note 3)	12,710,423
Administration fees (Note 3)
Class A Shares	819,404
Class B Shares	64,208
Class C Shares	332,676
Class I Shares	340,079
Class R3 Shares†	45,680
Class R5 Shares	4,307
Distribution and service fees (Note 3)
Class A Shares	1,641,555
Class B Shares	513,844
Class C Shares	2,663,023
Class R3 Shares†	183,755
Transfer agent fees
Class A Shares	671,130
Class B Shares	80,264
Class C Shares	333,520
Class I Shares	509,940
Class R3 Shares†	46,416
Class R4 Shares	171
Class R5 Shares	10,905
Registration and filing fees
Class A Shares	36,559
Class B Shares	8,798
Class C Shares	14,571
Class I Shares	33,330
Class R3 Shares†	11,051
Class R4 Shares	4,038
Class R5 Shares	7,408
Custodian fees (Note 3)	278,443
Professional fees	61,470
Accounting fees	86,295
Trustee fees	32,795
Other expenses	242,471

Total Expenses	21,788,529
Less:
Expenses reimbursed by investment advisor (Note 3)	(90,262)
Fees paid indirectly (Note 3)	(53,513)

Net Expenses	21,644,754

Net Investment Income	$14,786,723

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$244,906,209
Foreign currency transactions	(5,244)

244,900,965

Net change in unrealized appreciation (depreciation) on:
Investments	77,854,641
Foreign currency translations	25,407

77,880,048

Net Realized and Unrealized Gain	322,781,013

Net Increase in Net Assets Resulting From Operations	$337,567,736

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$14,786,723	$22,542,790
Net realized gain on investments and foreign currency transactions	244,900,965	110,046,848
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	77,880,048	208,823,648

Net Increase (Decrease) in Net Assets Resulting from Operations	337,567,736	341,413,286

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,859,243)	(9,041,451)
Class B Shares	(14,994)	(208,210)
Class C Shares	(132,077)	(1,136,901)
Class I Shares	(7,564,141)	(10,091,399)
Class R3 Shares†	(287,442)	(308,217)
Class R5 Shares	(89,715)	(49,565)
From realized gains
Class A Shares	(40,724,358)	—
Class B Shares	(3,458,689)	—
Class C Shares	(17,561,097)	—
Class I Shares	(39,645,604)	—
Class R3 Shares†	(1,897,722)	—
Class R5 Shares	(456,993)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	248,055,616	8,192,636
Class B Shares	1,326,540	(8,432,486)
Class C Shares	29,775,971	(19,010,765)
Class I Shares	505,955,947	516,880,753
Class R3 Shares†	47,247,663	33,144,127
Class R4 Shares	3,100	—
Class R5 Shares	11,136,209	10,020,743

Net Increase in Net Assets	1,064,376,707	861,372,551

NET ASSETS:
Beginning of period	2,842,307,892	1,980,935,341

End of period	$3,906,684,599	$2,842,307,892

Undistributed net investment income	$4,843,059	$3,003,948

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $80,673 for Class R3 shares, $4,209 for Class R4 Shares, and $5,380 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $115,261 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $10,895 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $53,513. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	8,186,242	$325,196,654	5,364,547	$188,094,156
Shares issued to shareholders in reinvestment of dividends	1,060,277	41,377,970	225,438	8,058,294
Shares repurchased	(2,990,623)	(118,525,988)	(5,410,098)	(187,983,831)
Redemption fees received**	—	6,980	—	24,017

Net Increase (Decrease)	6,255,896	$248,055,616	179,887	$8,192,636

Class B Shares
Shares sold	104,348	$3,980,823	84,367	$2,870,375
Shares issued to shareholders in reinvestment of dividends	82,540	3,085,420	5,111	182,575
Shares repurchased	(150,733)	(5,740,243)	(343,699)	(11,486,467)
Redemption fees received**	—	540	—	1,031

Net Increase (Decrease)	36,155	$1,326,540	(254,221)	$(8,432,486)

Class C Shares
Shares sold	1,156,858	$44,635,113	1,293,511	$43,965,842
Shares issued to shareholders in reinvestment of dividends	410,639	15,514,678	27,097	974,298
Shares repurchased	(788,398)	(30,376,623)	(1,894,704)	(63,956,086)
Redemption fees received**	—	2,803	—	5,181

Net Increase (Decrease)	779,099	$29,775,971	(574,096)	$(19,010,765)

Class I Shares
Shares sold	13,780,744	$556,505,688	16,999,909	$608,478,099
Shares issued to shareholders in reinvestment of dividends	1,007,898	39,969,058	235,654	8,565,755
Shares repurchased	(2,248,397)	(90,526,069)	(2,814,649)	(100,182,966)
Redemption fees received**	—	7,270	—	19,865

Net Increase (Decrease)	12,540,245	$505,955,947	14,420,914	$516,880,753

Class R3 Shares
Shares sold	1,164,256	$45,959,234	1,006,131	$35,300,994
Shares issued to shareholders in reinvestment of dividends	54,823	2,131,843	8,245	297,478
Shares repurchased	(21,731)	(843,810)	(72,017)	(2,454,755)
Redemption fees received**	—	396	—	410

Net Increase (Decrease)	1,197,348	$47,247,663	942,359	$33,144,127

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R4 Shares*
Shares sold	77	$3,100	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	77	$3,100	—	$—

Class R5 Shares
Shares sold	293,002	$11,714,863	276,338	$10,096,784
Shares issued to shareholders in reinvestment of dividends	13,785	546,707	1,309	49,565
Shares repurchased	(28,160)	(1,125,454)	(3,390)	(125,667)
Redemption fees received**	—	93	—	61

Net Increase (Decrease)	278,627	$11,136,209	274,257	$10,020,743

*	Effective date of Class R4 shares was February 1, 2007.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,934,813,970 and $1,304,023,292, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$3,437,430,691

Gross unrealized appreciation on a tax basis	$507,753,418
Gross unrealized depreciation on a tax basis	(42,292,023)

Net unrealized appreciation (depreciation) on investments (tax basis)	$465,461,395

At March 31, 2007, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2005 of $205,646. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class A Shares:	2007		2006	2005	2004	2003	2002

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$37.59		$32.79	$28.11	$26.29	$20.73	$26.04

Income from investment operations:
Net investment income (loss)	0.17		0.35	0.32	0.20	0.15	— (d)
Net realized and unrealized gain (loss) on investments	2.72		4.76	4.64	1.81	5.45	(5.31)

Total from investment operations	2.89		5.11	4.96	2.01	5.60	(5.31)

Less dividends from:
Net investment income	(0.14)		(0.31)	(0.28)	(0.19)	(0.02)	—
Net realized gains	—		—	—	—	—	—
Return of capital	—		—	—	—	(0.02)	—

Total dividends	(0.14)		(0.31)	(0.28)	(0.19)	(0.04)	—

Change in net asset value	2.75		4.80	4.68	1.82	5.56	(5.31)

NET ASSET VALUE, end of period	$40.34		$37.59	$32.79	$28.11	$26.29	$20.73

RATIOS/SUPPLEMENTAL DATA

Total return(a)	11.30%		15.63%	17.70%	7.61%	27.02%	(20.39)%
Ratios to average net assets:
Net investment income (loss)	0.87	%(b)	1.02%	1.05%	0.69%	0.66%	— (c)
Expenses, after expense reductions	1.27	%(b)	1.35%	1.40%	1.37%	1.43%	1.40%
Expenses, after expense reductions and net of custody credits	1.27	%(b)	1.34%	1.40%	1.37%	1.43%	1.40%
Expenses, before expense reductions	1.27	%(b)	1.35%	1.40%	1.37%	1.43%	1.40%

Portfolio turnover rate	40.22%		51.36%	58.90%	68.74%	82.89%	76.37%

Net assets at end of period (000)	$1,456,077		$1,121,720	$972,478	$1,086,448	$994,043	$809,229

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	The ratio of net investment loss to average net assets is less than 0.01%.
(d)	Net investment loss per share is less than $0.01.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class B Shares:	2007		2006	2005	2004	2003	2002

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$36.17		$31.60	$27.13	$25.47	$20.22	$25.61

Income from investment operations:
Net investment income (loss)	0.01		0.07	0.08	(0.03)	(0.05)	(0.22)
Net realized and unrealized gain (loss) on investments	2.57		4.58	4.47	1.74	5.30	(5.17)

Total from investment operations	2.58		4.65	4.55	1.71	5.25	(5.39)

Less dividends from:
Net investment income	(0.01)		(0.08)	(0.08)	(0.05)	—	—
Net realized gains	—		—	—	—	—	—

Total dividends	(0.01)		(0.08)	(0.08)	(0.05)	—	—

Change in net asset value	2.57		4.57	4.47	1.66	5.25	(5.39)

NET ASSET VALUE, end of period	$38.74		$36.17	$31.60	$27.13	$25.47	$20.22

RATIOS/SUPPLEMENTAL DATA

Total return(a)	10.85%		14.71%	16.78%	6.71%	25.96%	(21.05)%
Ratios to average net assets:
Net investment income (loss)	0.04	%(b)	0.21%	0.27%	(0.12)%	(0.22)%	(0.85)%
Expenses, after expense reductions	2.09	%(b)	2.15%	2.17%	2.18%	2.31%	2.25%
Expenses, after expense reductions and net of custody credits	2.09	%(b)	2.14%	2.17%	2.18%	2.31%	2.25%
Expenses, before expense reductions	2.09	%(b)	2.15%	2.17%	2.20%	2.32%	2.25%

Portfolio turnover rate	40.22%		51.36%	58.90%	68.74%	82.89%	76.37%

Net assets at end of period (000)	$104,842		$96,587	$92,410	$93,508	$89,661	$70,682

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class C Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$36.55		$31.92	$27.40	$25.70	$20.40	$25.82

Income from investment operations:
Net investment income (loss)	0.02		0.09	0.09	(0.02)	(0.04)	(0.20)
Net realized and unrealized gain (loss) on investments	2.60		4.62	4.51	1.77	5.34	(5.22)

Total from investment operations	2.62		4.71	4.60	1.75	5.30	(5.42)

Less dividends from:
Net investment income	(0.01)		(0.08)	(0.08)	(0.05)	—	—
Net realized gains	—		—	—	—	—	—

Total dividends	(0.01)		(0.08)	(0.08)	(0.05)	—	—

Change in net asset value	2.61		4.63	4.52	1.70	5.30	(5.42)

NET ASSET VALUE, end of period	$39.16		$36.55	$31.92	$27.40	$25.70	$20.40

RATIOS/SUPPLEMENTAL DATA

Total return (a)	10.86%		14.77%	16.80%	6.81%	25.98%	(20.99)%
Ratios to average net assets:
Net investment income (loss)	0.09	%(b)	0.27%	0.31%	(0.07)%	(0.16)%	(0.77)%
Expenses, after expense reductions	2.05	%(b)	2.09%	2.14%	2.14%	2.25%	2.17%
Expenses, after expense reductions and net of custody credits	2.04	%(b)	2.09%	2.14%	2.14%	2.25%	2.17%
Expenses, before expense reductions	2.05	%(b)	2.09%	2.14%	2.15%	2.25%	2.17%

Portfolio turnover rate	40.22%		51.36%	58.90%	68.74%	82.89%	76.37%

Net assets at end of period (000)	$555,952		$490,399	$446,567	$475,296	$441,103	$368,038

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class I Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$38.11		$33.23	$28.49	$26.64	$20.95	$26.18

Income from investment operations:
Net investment income (loss)	0.25		0.50	0.45	0.31	0.26	0.11
Net realized and unrealized gain (loss) on investments	2.77		4.82	4.70	1.84	5.51	(5.34)

Total from investment operations	3.02		5.32	5.15	2.15	5.77	(5.23)

Less dividends from:
Net investment income	(0.21)		(0.44)	(0.41)	(0.30)	(0.03)	—
Net realized gains	—		—	—	—	—	—
Return of capital	—		—	—	—	(0.05)	—

Total dividends	(0.21)		(0.44)	(0.41)	(0.30)	(0.08)	—

Change in net asset value	2.81		4.88	4.74	1.85	5.69	(5.23)

NET ASSET VALUE, end of period	$40.92		$38.11	$33.23	$28.49	$26.64	$20.95

RATIOS/SUPPLEMENTAL DATA

Total return(a)	11.48%		16.10%	18.16%	8.04%	27.55%	(19.98)%
Ratios to average net assets:
Net investment income (loss)	1.24	%(b)	1.41%	1.44%	1.07%	1.10%	0.42%
Expenses, after expense reductions	0.92	%(b)	0.98%	0.99%	0.99%	0.99%	0.98%
Expenses, after expense reductions and net of custody credits	0.92	%(b)	0.97%	0.98%	0.99%	0.99%	0.98%
Expenses, before expense reductions	0.92	%(b)	0.98%	1.00%	0.99%	1.03%	0.99%

Portfolio turnover rate	40.22%		51.36%	58.90%	68.74%	82.89%	76.37%

Net assets at end of period (000)	$1,666,937		$1,074,492	$457,788	$378,334	$260,624	$207,613

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,			Period Ended September 30,
Class R3 Shares:(e)	2007		2006	2005	2004	2003(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$37.43		$32.68	$28.06	$26.27	$25.83

Income from investment operations:
Net investment income (loss)	0.16		0.37	0.33	0.17	0.03
Net realized and unrealized gain (loss) on investments	2.69		4.71	4.60	1.85	0.41

Total from investment operations	2.85		5.08	4.93	2.02	0.44

Less dividends from:
Net investment income	(0.14)		(0.33)	(0.31)	(0.23)	—

Change in net asset value	2.71		4.75	4.62	1.79	0.44

NET ASSET VALUE, end of period	$40.14		$37.43	$32.68	$28.06	$26.27

RATIOS/SUPPLEMENTAL DATA

Total return(a)	11.23%		15.60%	17.64%	7.68%	1.70%
Ratios to average net assets:
Net investment income (loss)	0.82	%(b)	1.05%	1.07%	0.61%	0.48	%(b)
Expenses, after expense reductions	1.35	%(b)	1.36%	1.35%	1.34%	1.45	%(b)
Expenses, after expense reductions and net of custody credits	1.35	%(b)	1.35%	1.35%	1.34%	1.45	%(b)
Expenses, before expense reductions	1.57	%(b)	1.69%	1.94%	2.22%	44,445.63	%(b)†

Portfolio turnover rate	40.22%		51.36%	58.90%	68.74%	82.89%

Net assets at end of period (000)	$100,223		$48,627	$11,661	$5,754	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
(e)	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

Class R4 Shares:	*Period Ended March 31, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$41.00

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss) on investments	(0.71)

Total from investment operations	(0.66)

Less dividends from:
Net investment income	—

Change in net asset value	(0.66)

NET ASSET VALUE, end of period	$40.34

RATIOS/SUPPLEMENTAL DATA

Total return(a)	(1.61)%

Ratios to average net assets:
Net investment income	0.74	%(b)
Expenses, after expense reductions	0.86	%(b)
Expenses, after expense reductions and net of custody credits	0.89	%(b)
Expenses, before expense reductions	12,943.99	%(b)†

Portfolio turnover rate	40.22%

Net assets at end of period (000)	$3

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R4 shares was February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

Class R5 Shares:	*Six Months Ended March 31, 2007		Year Ended September 30, 2006	Period Ended September 30, 2005(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$38.09		$33.22	$30.75

Income from investment operations:
Net investment income	0.24		0.24	0.28
Net realized and unrealized gain (loss) on investments	2.77		5.07	2.45

Total from investment operations	3.01		5.31	2.73

Less dividends from:
Net investment income	(0.20)		(0.44)	(0.26)

Change in net asset value	2.81		4.87	2.47

NET ASSET VALUE, end of period	$40.90		$38.09	$33.22

RATIOS/SUPPLEMENTAL DATA

Total return(a)	11.46%		16.07%	8.93%
Ratios to average net assets:
Net investment income	1.22	%(b)	0.64%	1.31	%(b)
Expenses, after expense reductions	0.99	%(b)	1.00%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.98%	0.99	%(b)
Expenses, before expense reductions	1.05	%(b)	3.24%	127.30	%(b)†

Portfolio turnover rate	40.22%		51.36%	58.90%

Net assets at end of period (000)	$22,651		$10,483	$31

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R5 shares was February 1, 2005.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R3 - 885-215-533, CLASS R4 - 885-215-277, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R3 - TVRFX, CLASS R4 - TVIRX, CLASS R5 - TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Telecommunication Services	9.9%
Materials	9.4%
Energy	7.9%
Health Care Equipment & Services	7.7%
Banks	7.6%
Software & Services	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	6.6%
Transportation	5.5%
Diversified Financials	5.0%
Retailing	4.4%
Capital Goods	4.1%
Technology Hardware & Equipment	3.8%
Media	3.0%
Utilities	3.0%
Insurance	2.7%
Semiconductors & Semiconductor Equipment	2.4%
Consumer Services	2.4%
Food & Staples Retailing	1.8%
Other Assets and Cash Equivalents	6.0%

	Shares/ Principal Amount	Value
COMMON STOCK — 93.78%
BANKS — 7.56%
COMMERCIAL BANKS — 4.51%
HSBC Holdings plc	4,073,500	$70,798,144
Wachovia Corp.	1,918,100	105,591,405
THRIFTS & MORTGAGE FINANCE — 3.05%
Federal Home Loan Mortgage Corp.	2,000,209	118,992,434

		295,381,983

CAPITAL GOODS — 4.11%
INDUSTRIAL CONGLOMERATES — 4.11%
General Electric Co.	3,227,600	114,127,936
Tyco International Ltd.	1,472,300	46,451,065

		160,579,001

CONSUMER SERVICES — 2.39%
HOTELS RESTAURANTS & LEISURE — 2.39%
Las Vegas Sands Corp.+	1,079,100	93,460,851

		93,460,851

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 5.01%
CAPITAL MARKETS — 1.62%
Charles Schwab Corp.	3,446,300	$63,032,827
DIVERSIFIED FINANCIAL SERVICES — 3.39%
AllianceBernstein Holdings LP	313,400	27,735,900
Citigroup, Inc.	2,041,500	104,810,610

		195,579,337

ENERGY — 7.86%
ENERGY EQUIPMENT & SERVICES — 1.89%
Diamond Offshore Drilling, Inc.	909,700	73,640,215
OIL, GAS & CONSUMABLE FUELS — 5.97%
Apache Corp.	1,088,737	76,973,706
Chevron Corp.	1,132,100	83,730,116
ConocoPhillips	1,062,200	72,601,370

		306,945,407

FOOD & STAPLES RETAILING — 1.84%
FOOD & STAPLES RETAILING — 1.84%
Rite Aid Corp.+	12,481,400	72,017,678

		72,017,678

HEALTH CARE EQUIPMENT & SERVICES — 7.74%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.90%
Cytyc Corp.+	2,171,797	74,297,175
HEALTH CARE PROVIDERS & SERVICES — 5.84%
Eclipsys Corp.+	2,542,440	48,992,819
UnitedHealth Group, Inc.	1,405,000	74,422,850
WellPoint, Inc.+	1,290,350	104,647,385

		302,360,229

INSURANCE — 2.65%
INSURANCE — 2.65%
American International Group, Inc.	1,542,200	103,666,684

		103,666,684

MATERIALS — 9.36%
CHEMICALS — 1.69%
Air Products & Chemicals, Inc.	890,700	65,876,172

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
METALS & MINING — 7.67%
Alcoa, Inc.	3,890,800	$131,898,120
Freeport-McMoRan Copper & Gold, Inc.	1,213,200	80,301,708
Southern Copper Corp.	1,220,068	87,430,073

		365,506,073

MEDIA — 2.99%
MEDIA — 2.99%
Comcast Corp.+	4,580,850	116,674,250

		116,674,250

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.46%
LIFE SCIENCES TOOLS & SERVICES — 1.47%
Thermo Fisher Scientific, Inc.+	1,223,100	57,179,925
PHARMACEUTICALS — 4.99%
Johnson & Johnson	1,788,913	107,799,897
Teva Pharmaceutical Industries Ltd. ADR	2,330,800	87,241,844

		252,221,666

RETAILING — 4.41%
MULTILINE RETAIL — 2.79%
Sears Holdings Corp.+	604,800	108,960,768
SPECIALTY RETAIL — 1.62%
Abercrombie & Fitch Co.	836,400	63,298,752

		172,259,520

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.41%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.41%
MEMC Electronic Materials, Inc.+	1,557,576	94,357,954

		94,357,954

SOFTWARE & SERVICES — 6.78%
INTERNET SOFTWARE & SERVICES — 1.98%
Google, Inc.+	168,892	77,379,559
SOFTWARE — 4.80%
Microsoft Corp.	4,147,300	115,585,251
Oracle Corp.+	3,973,600	72,041,368

		265,006,178

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 3.81%
COMMUNICATIONS EQUIPMENT — 2.53%
Motorola, Inc.	5,589,000	$98,757,630
COMPUTERS & PERIPHERALS — 1.28%
Dell, Inc.+	2,152,800	49,966,488

		148,724,118

TELECOMMUNICATION SERVICES — 9.95%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.98%
Chunghwa Telecom Co. Ltd. ADR	4,302,260	85,701,019
Level 3 Communications, Inc.+	11,416,900	69,643,090
WIRELESS TELECOMMUNICATION SERVICES — 5.97%
China Mobile Ltd.	7,155,700	65,114,260
Crown Castle International Corp.+	2,951,850	94,842,941
NII Holdings, Inc.+	987,413	73,246,296

		388,547,606

TRANSPORTATION — 5.47%
AIRLINES — 1.86%
JetBlue Airways Corp.+	6,320,400	72,747,804
ROAD & RAIL — 3.61%
Hertz Global Holdings, Inc.+	5,947,400	140,953,380

		213,701,184

UTILITIES — 2.98%
ELECTRIC UTILITIES — 2.98%
Entergy Corp.	1,111,136	116,580,389

		116,580,389

TOTAL COMMON STOCK (Cost $3,199,122,212)		3,663,570,108

CONVERTIBLE BONDS — 0.19%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.19%
BIOTECHNOLOGY — 0.19%
Cubist Pharmaceuticals, Inc., 2.25%, 6/15/2013	$7,600,000	7,400,500

		7,400,500

TOTAL CONVERTIBLE BONDS (Cost $7,600,000)		7,400,500

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 5.93%
Abbey National, 5.21%, 4/2/2007	$69,000,000	$68,990,014
San Paolo, 5.29%, 4/5/2007	37,000,000	36,978,252
San Paolo, 5.31%, 4/4/2007	66,000,000	65,970,795
UBS Finance, 5.275%, 4/3/2007	60,000,000	59,982,417

TOTAL SHORT TERM INVESTMENTS (Cost $231,921,478)		231,921,478

TOTAL INVESTMENTS — 99.90% (Cost $3,438,643,690)		$3,902,892,086
OTHER ASSETS LESS LIABILITIES — 0.10%		3,792,513

NET ASSETS — 100.00%		$3,906,684,599

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR     American Depository Receipt

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000.00	$1,113.00	$6.69
Hypothetical*	$1,000.00	$1,018.60	$6.39
Class B Shares
Actual	$1,000.00	$1,108.50	$10.96
Hypothetical*	$1,000.00	$1,014.53	$10.48
Class C Shares
Actual	$1,000.00	$1,108.60	$10.74
Hypothetical*	$1,000.00	$1,014.74	$10.26
Class I Shares
Actual	$1,000.00	$1,114.80	$4.83
Hypothetical*	$1,000.00	$1,020.36	$4.61
Class R3 Shares‡
Actual	$1,000.00	$1,112.30	$7.11
Hypothetical*	$1,000.00	$1,018.20	$6.79
Class R4 Shares
Actual	$1,000.00	$950.34	$4.19
Hypothetical*	$1,000.00	$1,020.64	$4.34
Class R5 Shares
Actual	$1,000.00	$1,114.60	$5.20
Hypothetical*	$1,000.00	$1,020.02	$4.97

†	Expenses are equal to the annualized expense ratio for each class (A: 1.27%; B: 2.09%; C: 2.04%; I: 0.92%; R3: 1.35%; R4: 0.86%; and R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.
‡	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INDEX COMPARISON

Thornburg Value Fund	March 31, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to March 31, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2007 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/02/95)	12.15%	7.71%	11.84%	13.29%
B Shares (Incep: 4/03/00)	11.52%	7.52%	—	3.28%
C Shares (Incep: 10/02/95)	15.54%	7.88%	11.47%	12.86%
R3 Shares (Incep: 7/01/03)	17.34%	—	—	14.41%
R4 Shares (Incep: 2/01/07)	—	—	—	(1.61)%*
R5 Shares (Incep: 2/01/05)	17.84%	—	—	17.22%
S&P 500 Index (Since: 10/02/95)	11.83%	6.27%	8.20%	9.90%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R3, R4 and R5 shares. Class R3, R4 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

OTHER INFORMATION

Thornburg Value Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund • Thornburg Value Fund • Thornburg Core Growth Fund • Thornburg Investment Income Builder Fund	• Thornburg Global Opportunities Fund • Thornburg International Growth Fund • Thornburg Limited Term U.S. Government Fund • Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg Value Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

*Many Reasons*
*One* Value Fund

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Thornburg Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 0.98%, as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Connor Browne, CFA, Bill Fries, CFA, Edward Maran, CFA.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/07

Portfolio P/E Trailing 12-months*	15.4	x
Portfolio Price to Cash Flow*	10.3
Portfolio Price to Book Value*	2.9
Median Market Cap*	$26.4 B
3-Year Beta (Thornburg vs. S&P 500)*	1.16
Equity Holdings	43

*	Source: FactSet

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
I shares (Incep: 11/2/98)	2.92%	17.85%	13.36%	9.16%	9.69%
S&P 500 Index (Since: 11/2/98)	0.64%	11.83%	10.06%	6.27%	4.61%

*	Periods under one year are not annualized.

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two. Thornburg Value Fund strikes such a balance.

The Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1995.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall

Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 45-55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12-18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Being diversified in various ways, the Fund is able to take advantage of a broad array of opportunities. Losses in one may be offset by gains in another. Limiting the number of stocks in the portfolio and employing a sell discipline has enabled the Fund to strike an effective balance between risk and reward.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/07

Top Contributors	Top Detractors

Hertz Global Holdings Inc.	Motorola Inc.
Southern Copper Corp.	Caremark Rx Inc.
MEMC Electronic Materials Inc.	Pfizer Inc.
JetBlue Airways Corp.	Federal Home Loan Mortgage Corp.
Las Vegas Sands Corp.	HSBC Holdings plc
Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/07

TOP TEN HOLDINGS

As of 3/31/07

Hertz Global Holdings Inc.	3.6%
Alcoa Inc.	3.4%
Federal Home Loan Mortgage Corp.	3.0%
Comcast Corp.	3.0%
Entergy Corp.	3.0%
Microsoft Corp.	3.0%
General Electric Co.	2.9%
Sears Holdings Corp.	2.8%
Johnson & Johnson	2.8%
Wachovia Corp.	2.7%

TOP TEN INDUSTRIES

As of 3/31/07

Telecommunication Services	9.9%
Materials	9.4%
Energy	7.9%
Health Care Equipment & Services	7.7%
Banks	7.6%
Software & Services	6.8%
Pharma, Biotech & Life Science	6.6%
Transportation	5.5%
Diversified Financials	5.0%
Retailing	4.4%

Thornburg Value Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

April 19, 2007

Dear Fellow Shareholder:

For the six-month period ended March 31, 2007, the Thornburg Value Fund (I shares) provided a total return of 11.48% compared with a total return of 7.38% for the S&P 500 Index. Performance was broadly driven with stock selection playing its normal key role. At the end of the period, the portfolio consisted of 43 equity holdings representing 18 industries.

As your portfolio managers (and fellow shareholders), we are delighted to report ten consecutive quarters of out-performance relative to the S&P 500 Index. While it is unlikely that we will outperform ten more consecutive quarters, we do believe our portfolio structure and investment approach provide us an edge relative to the overall market and our competitors, especially over the long term. Before we talk through the specific drivers of our most recent six-month period, we would like to take a moment to remind you of the differentiating aspects of our portfolio.

•        The Thornburg Value Fund is a bottom-up, fundamentals driven, stock-pickers portfolio. We work our hardest to find the very best investment opportunities. We run a focused portfolio because we want each investment to count. Two-time Nobel Laureate Linus Pauling, when asked about the secret of his success, said “. . . you need to have a lot of ideas, and then you have to throw away the bad ones.”[1] By investing in what we believe to be our best ideas, we hope to increase our ability to outperform the benchmark.

•        Our baskets of value – Basic Value, Consistent Earners and Emerging Franchises – provide a differentiated approach to diversification. During this six-month period, our Basic Value and Emerging Franchise stocks contributed more of the winners, and less of the losers, than Consistent Earners. This won’t always be the case, as any period of sustained weakness in the U.S. economy should provide our Consistent Earners the opportunity to shine.

•        We employ an effective sell discipline. During the period, we sold a number of stocks at price targets, but also others due to what we call fundamental deterioration (examples of both are discussed below). In all cases we use the proceeds to invest in what we consider better risk-reward trade off opportunities. The overall impact, we believe, is a significant decrease in the risk within the portfolio.

•        We have the flexibility to go where the value is. We look for investments across all sectors, and among all investment styles. Contributors during the period include investments that would traditionally be considered value stocks (e.g. Peugeot) and what would traditionally be considered growth stocks (e.g. Las Vegas Sands). In all cases, we are investing when we believe the companies are trading at a significant discount to our calculation of intrinsic value. Each of our holdings (even Google) is a value investment to us.

Now, a look at the last six months.

The period got off to a good start with worries about an economic slowdown diminishing as the consumer sector remained healthy during the important holiday shopping season. Our retail holdings reflected this with Abercrombie and Fitch, a standout performer. Fears of declining same store sales, a worry last summer, proved to be the favorable entry point we expected. Markets were also helped by expectations that the Federal Reserve might consider lowering the Fed Funds rate, in part to help out a declining housing industry. This is conventionally thought to be a good thing for financial services. Nonetheless, the sector has come under pressure as an

I T. Gilovich (1991) How We Know What Isn’t So. New York: Free Press, p. 58.

Letter to Shareholders

Continued

increase in the non-performing status of sub-prime mortgages has been revealed. Fortunately, with limited exposure to sub-prime lenders, our financial service holdings as a group performed better than average. NYSE Euronext (New York Stock Exchange) and AllianceBernstein were the best performers in the sector, each reflecting leading positions in their industries, as well as a healthy equity market environment and good business development.

One of the stocks that contributed materially to our good performance was Southern Copper Corp. Southern Copper is headquartered in Phoenix, Arizona, but its mining assets are mostly in Mexico and Peru. The stock offers an unusually high dividend yield approximating 10% (usually a sign of risk, in this case linked to copper price sustainability). The stock is subject to high volatility, in part reflecting a thin supply of publicly traded shares, about 25% of the capitalization. The price swings in mining stocks reflect the shifting disparity between the conventional wisdom on price movement speculation and future copper supply/demand equilibrium. To date, under-estimation of the influence of emerging market demand coupled with only modest increases in industry supply have kept copper prices much higher than historical averages.

Southern Copper was just one of the materials sector stocks that performed well during the period. Other contributors from the materials and energy sectors were Alcoa, Chevron, Apache, ConocoPhillips, Air Products, Diamond Offshore Drilling, and Freeport-McMoRan Copper & Gold. A common attribute of these stocks is an ability to respond to cost pressures to sustain profits. Inflation in commodities seems real, even if government statistics do not seem to capture the pressure. For this reason pricing power remains near the top of the list in company business model attributes we consider in evaluating potential holdings. Our materials and energy related issues have been performing well in part reflecting this attribute. We are mindful of the risks inherent in these volatile sectors and will manage accordingly. Recent portfolio addition Freeport-McMoRan Copper & Gold has been purchased with this in mind. The company has been diversifying its revenue sources both by geography and product mix. The recent acquisition of Phelps Dodge adds U.S., Latin American, and African assets with increasing volumes in molybdenum, cobalt, and gold to their main asset, the Grasberg copper and gold complex in Indonesia. Volume growth for Freeport-McMoRan appears better than that of other major mining companies.

A number of holdings in the health care sector contributed favorably to performance. Thermo Fischer (manufacturer and distributor of laboratory equipment and supplies), Teva Pharmaceuticals (generic drugs), and Cytyc (products focused on health care for women) were excellent performers during the period. Health care remains an important area of challenge in our society today. Fundamental drivers such as demographics, scientific innovation, access to service and cost containment underlie the opportunities for publicly traded companies. In both science and service, the companies we hold have a productive role to play. Teva, for example, is the world’s largest independent generic drug distributor. Its established distribution network melds well with an integrated manufacturing supply chain. The company provides low prices for drugs that are currently off patent and is positioned to supply a significant number of drugs coming off patent in the next few years. Teva has one important drug that is patent protected (Capaxone for muscular dystrophy), as well.

As any portfolio manager will tell you, it is especially satisfying when recently purchased holdings perform well. Such is the case with our investments in Hertz Global Holdings (car rental company) and MEMC Electronic Materials. Hertz was an Initial Public Offering that generated some controversy. The private equity holders made a small fortune on the offering after a short, eleven-month holding period (the company had been a distress sale from Ford). Because some potential buyers felt participating in the deal was much like aiding and abetting an injustice, and due to a relatively high debt load, the IPO came at a value price, a good deal for us. MEMC is an integrated manufacturer of semiconductor wafers, the discs from which electronic circuit chips are made. The company produces the silicon billets from which the wafers are sliced as well. That is the integrated aspect. Silicon billets are in short supply and likely will be for some time. Since the company is a supplier of billets to outside customers as well as their own operation, in the current tight supply environment, this is a business advantage that looks to have some legs. Solar panels are also made from silicon wafers and this demand may help moderate the industry’s past cyclical characteristics.

Of our top performing holdings, two were in the consumer discretionary sector. These two issues were DIRECTV and Las Vegas Sands. After a long period of relative underperformance, DIRECTV stock came to life when it became apparent that satellite TV would not be overrun by cable or the telephone companies, at least not in the near future. It did not hurt that changes in accounting rules shifted cash flow to profits, making valuations more conventionally comparable. While we have always believed that DIRECTV and its satellite competitor, EchoStar, deserve a valuation discount relative to their cable peers (the triple play provides a greater revenue opportunity vs. television service alone), this discount had historically been too large. By early 2007, the gap had narrowed, and we sold DIRECTV near its price target. A portion of the proceeds were used to increase our Comcast investment. Las Vegas Sands continues to report strong results at existing operations, and importantly, continues to progress in the development of new projects in Las Vegas, Macau, Singapore and, most recently, Bethlehem, Pennsylvania. While this stock has been a very successful investment for the portfolio over the past two years, we continue to believe future developments are not fully reflected in the share price. Continued stock price appreciation might very well make Sheldon Adelson, the founder, Chairman/CEO and current 70% share owner, one of the wealthiest people on earth.

We did have a number of stocks reach target prices, so you will note that some of the stocks favorably mentioned above are no longer in the portfolio or have had position sizes trimmed.

Despite the strong period results, we have had disappointments. Notable among these are Dell and Motorola. The latter was a holding trimmed earlier as it approached target price and we remain hopeful that recent outside pressure for management to perform will get the company back on course. Dell has been disappointing too with our early optimism misplaced. Though the position size has been trimmed, we remain optimistic that the Dell brand and position in the commercial market remains strong. Two disappointments during the period, Pfizer and Caremark Rx, were both sold from the portfolio. In each case, a negative event challenged our investment thesis and precipitated the sale. In the case of Pfizer, that event was the halt of trials of their once promising cholesterol treatment, Torceptrapib. In the case of Caremark, the announced acquisition of the company by drug-chain retailer CVS Corp. at a bargain price heightened our concerns regarding the vulnerability of profits within the generic distribution chain. While this share sale proved an opportunity loss (a bidding war ensued and the Caremark share price climbed), we consider our sell discipline a key element of portfolio risk management. Further, this is one of the ways we fund new ideas. The activity we have had in the portfolio since September has been largely productive to this end.

Thank you for your trust and confidence. For more information on the stocks held in the portfolio, as well as up to date performance, please visit our web site at www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA Co-Portfolio Manager Managing Director	Connor Browne, CFA Co-Portfolio Manager Managing Director	Edward E. Maran, CFA Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $3,438,643,690)	$3,902,892,086
Cash	179,061
Receivable for investments sold	3,597,005
Receivable for fund shares sold	19,960,945
Dividends receivable	3,177,484
Interest receivable	50,350
Prepaid expenses and other assets	136,676

Total Assets	3,929,993,607

LIABILITIES
Payable for securities purchased	16,444,474
Payable for fund shares redeemed	2,796,981
Payable to investment advisor and other affiliates (Note 3)	3,560,117
Accounts payable and accrued expenses	507,436

Total liabilities	23,309,008

NET ASSETS	$3,906,684,599

NET ASSETS CONSIST OF:
Undistributed net investment income	$4,843,059
Net unrealized appreciation on investments	464,698,022
Accumulated net realized gain (loss)	234,349,199
Net capital paid in on shares of beneficial interest	3,202,794,319

$3,906,684,599

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,456,076,958 applicable to 36,096,794 shares of beneficial interest outstanding - Note 4)	$40.34

Maximum sales charge, 4.50% of offering price	1.90

Maximum offering price per share	$42.24

Class B Shares:
Net asset value and offering price per share * ($104,841,723 applicable to 2,706,290 shares of beneficial interest outstanding - Note 4)	$38.74

Class C Shares:
Net asset value and offering price per share * ($555,951,921 applicable to 14,196,664 shares of beneficial interest outstanding - Note 4)	$39.16

Class I Shares:
Net asset value, offering and redemption price per share ($1,666,937,314 applicable to 40,736,458 shares of beneficial interest outstanding - Note 4)	$40.92

Class R3 Shares:†
Net asset value, offering and redemption price per share ($100,222,884 applicable to 2,496,529 shares of beneficial interest outstanding - Note 4)	$40.14

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,100 applicable to 77 shares of beneficial interest outstanding - Note 4)	$40.34

Class R5 Shares:
Net asset value, offering and redemption price per share ($22,650,699 applicable to 553,819 shares of beneficial interest outstanding - Note 4)	$40.90

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $70,254)	$26,313,780
Interest income	10,117,697

Total Income	36,431,477

EXPENSES:
Investment advisory fees (Note 3)	12,710,423
Administration fees (Note 3)
Class A Shares	819,404
Class B Shares	64,208
Class C Shares	332,676
Class I Shares	340,079
Class R3 Shares†	45,680
Class R5 Shares	4,307
Distribution and service fees (Note 3)
Class A Shares	1,641,555
Class B Shares	513,844
Class C Shares	2,663,023
Class R3 Shares†	183,755
Transfer agent fees
Class A Shares	671,130
Class B Shares	80,264
Class C Shares	333,520
Class I Shares	509,940
Class R3 Shares†	46,416
Class R4 Shares	171
Class R5 Shares	10,905
Registration and filing fees
Class A Shares	36,559
Class B Shares	8,798
Class C Shares	14,571
Class I Shares	33,330
Class R3 Shares†	11,051
Class R4 Shares	4,038
Class R5 Shares	7,408
Custodian fees (Note 3)	278,443
Professional fees	61,470
Accounting fees	86,295
Trustee fees	32,795
Other expenses	242,471

Total Expenses	21,788,529
Less:
Expenses reimbursed by investment advisor (Note 3)	(90,262)
Fees paid indirectly (Note 3)	(53,513)

Net Expenses	21,644,754

Net Investment Income	$14,786,723

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$244,906,209
Foreign currency transactions	(5,244)

244,900,965

Net change in unrealized appreciation (depreciation) on:
Investments	77,854,641
Foreign currency translations	25,407

77,880,048

Net Realized and Unrealized Gain	322,781,013

Net Increase in Net Assets Resulting From Operations	$337,567,736

See notes to financial statements.

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$14,786,723	$22,542,790
Net realized gain on investments and foreign currency transactions	244,900,965	110,046,848
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	77,880,048	208,823,648

Net Increase (decrease) in Net Assets Resulting from Operations	337,567,736	341,413,286

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,859,243)	(9,041,451)
Class B Shares	(14,994)	(208,210)
Class C Shares	(132,077)	(1,136,901)
Class I Shares	(7,564,141)	(10,091,399)
Class R3 Shares†	(287,442)	(308,217)
Class R5 Shares	(89,715)	(49,565)
From realized gains
Class A Shares	(40,724,358)	—
Class B Shares	(3,458,689)	—
Class C Shares	(17,561,097)	—
Class I Shares	(39,645,604)	—
Class R3 Shares†	(1,897,722)	—
Class R5 Shares	(456,993)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	248,055,616	8,192,636
Class B Shares	1,326,540	(8,432,486)
Class C Shares	29,775,971	(19,010,765)
Class I Shares	505,955,947	516,880,753
Class R3 Shares†	47,247,663	33,144,127
Class R4 Shares	3,100	—
Class R5 Shares	11,136,209	10,020,743

Net Increase in net Assets	1,064,376,707	861,372,551

NET ASSETS:
Beginning of period	2,842,307,892	1,980,935,341

End of period	$3,906,684,599	$2,842,307,892

Undistributed net investment income	$4,843,059	$3,003,948

See notes to financial statements.

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $80,673 for Class R3 shares, $4,209 for Class R4 Shares, and $5,380 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $115,261 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $10,895 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $53,513. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	8,186,242	$325,196,654	5,364,547	$188,094,156
Shares issued to shareholders in reinvestment of dividends	1,060,277	41,377,970	225,438	8,058,294
Shares repurchased	(2,990,623)	(118,525,988)	(5,410,098)	(187,983,831)
Redemption fees received**	—	6,980	—	24,017

Net Increase (Decrease)	6,255,896	$248,055,616	179,887	$8,192,636

Class B Shares
Shares sold	104,348	$3,980,823	84,367	$2,870,375
Shares issued to shareholders in reinvestment of dividends	82,540	3,085,420	5,111	182,575
Shares repurchased	(150,733)	(5,740,243)	(343,699)	(11,486,467)
Redemption fees received**	—	540	—	1,031

Net Increase (Decrease)	36,155	$1,326,540	(254,221)	$(8,432,486)

Class C Shares
Shares sold	1,156,858	$44,635,113	1,293,511	$43,965,842
Shares issued to shareholders in reinvestment of dividends	410,639	15,514,678	27,097	974,298
Shares repurchased	(788,398)	(30,376,623)	(1,894,704)	(63,956,086)
Redemption fees received**	—	2,803	—	5,181

Net Increase (Decrease)	779,099	$29,775,971	(574,096)	$(19,010,765)

Class I Shares
Shares sold	13,780,744	$556,505,688	16,999,909	$608,478,099
Shares issued to shareholders in reinvestment of dividends	1,007,898	39,969,058	235,654	8,565,755
Shares repurchased	(2,248,397)	(90,526,069)	(2,814,649)	(100,182,966)
Redemption fees received**	—	7,270	—	19,865

Net Increase (Decrease)	12,540,245	$505,955,947	14,420,914	$516,880,753

Class R3 Shares
Shares sold	1,164,256	$45,959,234	1,006,131	$35,300,994
Shares issued to shareholders in reinvestment of dividends	54,823	2,131,843	8,245	297,478
Shares repurchased	(21,731)	(843,810)	(72,017)	(2,454,755)
Redemption fees received**	—	396	—	410

Net Increase (Decrease)	1,197,348	$47,247,663	942,359	$33,144,127

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R4 Shares*
Shares sold	77	$3,100	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	77	$3,100	—	$—

Class R5 Shares
Shares sold	293,002	$11,714,863	276,338	$10,096,784
Shares issued to shareholders in reinvestment of dividends	13,785	546,707	1,309	49,565
Shares repurchased	(28,160)	(1,125,454)	(3,390)	(125,667)
Redemption fees received**	—	93	—	61

Net Increase (Decrease)	278,627	$11,136,209	274,257	$10,020,743

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,934,813,970 and $1,304,023,292, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$3,437,430,691

Gross unrealized appreciation on a tax basis	$507,753,418
Gross unrealized depreciation on a tax basis	(42,292,023)

Net unrealized appreciation (depreciation) on investments (tax basis)	$465,461,395

At March 31, 2007, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2005 of $205,646. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class I Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$38.11		$33.23	$28.49	$26.64	$20.95	$26.18

Income from investment operations:
Net investment income (loss)	0.25		0.50	0.45	0.31	0.26	0.11
Net realized and unrealized gain (loss) on investments	2.77		4.82	4.70	1.84	5.51	(5.34)

Total from investment operations	3.02		5.32	5.15	2.15	5.77	(5.23)

Less dividends from:
Net investment income	(0.21)		(0.44)	(0.41)	(0.30)	(0.03)	—
Net realized gains	—		—	—	—	—	—
Return of capital	—		—	—	—	(0.05)	—

Total dividends	(0.21)		(0.44)	(0.41)	(0.30)	(0.08)	—

Change in net asset value	2.81		4.88	4.74	1.85	5.69	(5.23)

NET ASSET VALUE, end of period	$40.92		$38.11	$33.23	$28.49	$26.64	$20.95

RATIOS/SUPPLEMENTAL DATA

Total return(a)	11.48%		16.10%	18.16%	8.04%	27.55%	(19.98)%
Ratios to average net assets:
Net investment income (loss)	1.24	%(b)	1.41%	1.44%	1.07%	1.10%	0.42%
Expenses, after expense reductions	0.92	%(b)	0.98%	0.99%	0.99%	0.99%	0.98%
Expenses, after expense reductions and net of custody credits	0.92	%(b)	0.97%	0.98%	0.99%	0.99%	0.98%
Expenses, before expense reductions	0.92	%(b)	0.98%	1.00%	0.99%	1.03%	0.99%

Portfolio turnover rate	40.22%		51.36%	58.90%	68.74%	82.89%	76.37%

Net assets at end of period (000)	$1,666,937		$1,074,492	$457,788	$378,334	$260,624	$207,613

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R3 - 885-215-533, CLASS R4 - 885-215-277, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R3 - TVRFX, CLASS R4 - TVIRX, CLASS R5 - TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Telecommunication Services	9.9%
Materials	9.4%
Energy	7.9%
Health Care Equipment & Services	7.7%
Banks	7.6%
Software & Services	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	6.6%
Transportation	5.5%
Diversified Financials	5.0%
Retailing	4.4%
Capital Goods	4.1%
Technology Hardware & Equipment	3.8%
Media	3.0%
Utilities	3.0%
Insurance	2.7%
Semiconductors & Semiconductor Equipment	2.4%
Consumer Services	2.4%
Food & Staples Retailing	1.8%
Other Assets and Cash Equivalents	6.0%

	Shares/ Principal Amount	Value
COMMON STOCK — 93.78%

BANKS — 7.56%

COMMERCIAL BANKS — 4.51%
HSBC Holdings plc	4,073,500	$70,798,144
Wachovia Corp.	1,918,100	105,591,405

THRIFTS & MORTGAGE FINANCE — 3.05%
Federal Home Loan Mortgage Corp.	2,000,209	118,992,434

		295,381,983

CAPITAL GOODS — 4.11%

INDUSTRIAL CONGLOMERATES — 4.11%
General Electric Co.	3,227,600	114,127,936
Tyco International Ltd.	1,472,300	46,451,065

		160,579,001

CONSUMER SERVICES — 2.39%

HOTELS RESTAURANTS & LEISURE — 2.39%
Las Vegas Sands Corp.+	1,079,100	93,460,851

		93,460,851

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 5.01%

CAPITAL MARKETS — 1.62%
Charles Schwab Corp.	3,446,300	$63,032,827

DIVERSIFIED FINANCIAL SERVICES — 3.39%
AllianceBernstein Holdings LP	313,400	27,735,900
Citigroup, Inc.	2,041,500	104,810,610

		195,579,337

ENERGY — 7.86%

ENERGY EQUIPMENT & SERVICES — 1.89%
Diamond Offshore Drilling, Inc.	909,700	73,640,215

OIL, GAS & CONSUMABLE FUELS — 5.97%
Apache Corp.	1,088,737	76,973,706
Chevron Corp.	1,132,100	83,730,116
ConocoPhillips	1,062,200	72,601,370

		306,945,407

FOOD & STAPLES RETAILING — 1.84%

FOOD & STAPLES RETAILING — 1.84%
Rite Aid Corp.+	12,481,400	72,017,678

		72,017,678

HEALTH CARE EQUIPMENT & SERVICES — 7.74%

HEALTH CARE EQUIPMENT & SUPPLIES — 1.90%
Cytyc Corp.+	2,171,797	74,297,175

HEALTH CARE PROVIDERS & SERVICES — 5.84%
Eclipsys Corp.+	2,542,440	48,992,819
UnitedHealth Group, Inc.	1,405,000	74,422,850
WellPoint, Inc.+	1,290,350	104,647,385

		302,360,229

INSURANCE — 2.65%

INSURANCE — 2.65%
American International Group, Inc.	1,542,200	103,666,684

		103,666,684

MATERIALS — 9.36%

CHEMICALS — 1.69%
Air Products & Chemicals, Inc.	890,700	65,876,172

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
METALS & MINING — 7.67%
Alcoa, Inc.	3,890,800	$131,898,120
Freeport-McMoRan Copper & Gold, Inc.	1,213,200	80,301,708
Southern Copper Corp.	1,220,068	87,430,073

		365,506,073

MEDIA — 2.99%

MEDIA — 2.99%
Comcast Corp.+	4,580,850	116,674,250

		116,674,250

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.46%

LIFE SCIENCES TOOLS & SERVICES — 1.47%
Thermo Fisher Scientific, Inc.+	1,223,100	57,179,925

PHARMACEUTICALS — 4.99%
Johnson & Johnson	1,788,913	107,799,897
Teva Pharmaceutical Industries Ltd. ADR	2,330,800	87,241,844

		252,221,666

RETAILING — 4.41%

MULTILINE RETAIL — 2.79%
Sears Holdings Corp.+	604,800	108,960,768

SPECIALTY RETAIL — 1.62%
Abercrombie & Fitch Co.	836,400	63,298,752

		172,259,520

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.41%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.41%
MEMC Electronic Materials, Inc.+	1,557,576	94,357,954

		94,357,954

SOFTWARE & SERVICES — 6.78%

INTERNET SOFTWARE & SERVICES — 1.98%
Google, Inc.+	168,892	77,379,559

SOFTWARE — 4.80%
Microsoft Corp.	4,147,300	115,585,251
Oracle Corp.+	3,973,600	72,041,368

		265,006,178

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value

TECHNOLOGY HARDWARE & EQUIPMENT — 3.81%

COMMUNICATIONS EQUIPMENT — 2.53%
Motorola, Inc.	5,589,000	$98,757,630

COMPUTERS & PERIPHERALS — 1.28%
Dell, Inc.+	2,152,800	49,966,488

		148,724,118

TELECOMMUNICATION SERVICES — 9.95%

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.98%
Chunghwa Telecom Co. Ltd. ADR	4,302,260	85,701,019
Level 3 Communications, Inc.+	11,416,900	69,643,090

WIRELESS TELECOMMUNICATION SERVICES — 5.97%
China Mobile Ltd.	7,155,700	65,114,260
Crown Castle International Corp.+	2,951,850	94,842,941
NII Holdings, Inc.+	987,413	73,246,296

		388,547,606

TRANSPORTATION — 5.47%

AIRLINES — 1.86%
JetBlue Airways Corp.+	6,320,400	72,747,804

ROAD & RAIL — 3.61%
Hertz Global Holdings, Inc.+	5,947,400	140,953,380

		213,701,184

UTILITIES — 2.98%

ELECTRIC UTILITIES — 2.98%
Entergy Corp.	1,111,136	116,580,389

		116,580,389

TOTAL COMMON STOCK (COST $3,199,122,212)		3,663,570,108

CONVERTIBLE BONDS — 0.19%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.19%

BIOTECHNOLOGY — 0.19%
Cubist Pharmaceuticals, Inc., 2.25%, 6/15/2013	$7,600,000	7,400,500

		7,400,500

TOTAL CONVERTIBLE BONDS (COST $7,600,000)		7,400,500

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 5.93%
Abbey National, 5.21%, 4/2/2007	$69,000,000	$68,990,014
San Paolo, 5.29%, 4/5/2007	37,000,000	36,978,252
San Paolo, 5.31%, 4/4/2007	66,000,000	65,970,795
UBS Finance, 5.275%, 4/3/2007	60,000,000	59,982,417

TOTAL SHORT TERM INVESTMENTS (COST $231,921,478)		231,921,478

TOTAL INVESTMENTS — 99.90% (COST $3,438,643,690)		$3,902,892,086

OTHER ASSETS LESS LIABILITIES — 0.10%		3,792,513

NET ASSETS — 100.00%		$3,906,684,599

Footnote legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid during Period† 9/30/06-3/31/07
Class I Shares
Actual	$1,000.00	$1,114.80	$4.83
Hypothetical*	$1,000.00	$1,020.36	$4.61

†	Expenses are equal to the annualized expense ratio for Class I shares (0.92%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

INDEX COMPARISON

Thornburg Value Fund	March 31, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (November 2, 1998 to March 31, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2007

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	17.85%	9.16%	9.69%
S&P 500 Index (Since: 11/2/98)	11.83%	6.27%	4.61%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

OTHER INFORMATION

Thornburg Value Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1 -800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

# Thornburg International Value Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Value *knows no boundaries*

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Thornburg International Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expenses of Class A shares is 1.33%, as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Lei Wang, CFA, Bill Fries, CFA, Wendy Trevisani

KEY PORTFOLIO ATTRIBUTES

As of 3/31/07

Portfolio P/E Trailing 12-months*	18.9x
Portfolio Price to Cash Flow*	10.5
Portfolio Price to Book Value*	3.1
Median Market Cap*	$29.4 B
3-Year Beta (Thornburg vs. MSCI EAFE)*	1.00
Holdings	51

*	Source: FactSet

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two. Thornburg International Value Fund strikes such a balance.

The Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1998.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located in the world.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry – holdings cover 19 countries and 20 industries. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without Sales Charge	3.09%	17.87%	19.57%	16.09%	12.95%
With Sales Charge	(1.54)%	12.57%	17.75%	15.02%	12.37%
MSCI EAFE Index (Since: 5/28/98)	4.08%	20.20%	19.83%	15.78%	7.33%

*	Periods under one year are not annualized.

generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12-18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Being diversified in various ways, the Fund is able to take advantage of a broad array of opportunities. Markets do not all move in sync. When one is up, often another is down; losses in one may be offset by gains in another. Limiting the number of stocks in the portfolio and employing a sell discipline has enabled the Fund to strike an effective balance between risk and reward.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/07

Top Contributors	Top detractors
Alliance Boots plc	Hyundai Motor Co. Ltd.
Hong Kong Exchanges & Clearing Ltd.	Carrefour SA
China Merchants Holdings Intl Co. Ltd.	Amdocs Ltd.
China Overseas Land & Investment Ltd.	Samsung Electronics Co. Ltd.
China Petroleum & Chemical Corp.	Bank of Yokohama Ltd.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/07

TOP TEN HOLDINGS

As of 3/31/07

Teva Pharmaceutical Industries	3.4%
Nokia Oyj	3.0%
Alliance Boots plc	3.0%
Roche Holdings AG	2.9%
E. ON AG	2.9%
Schlumberger Ltd.	2.6%
Lloyds TSB Group plc	2.5%
China Mobile Ltd.	2.5%
Rogers Communications	2.5%
Next Group plc	2.5%

TOP TEN INDUSTRIES

As of 3/31/07

Pharma, Biotech & Life Sciences	12.0%
Telecommunication Services	10.6%
Banks	10.1%
Materials	9.7%
Energy	8.3%
Food, Beverage & Tobacco	5.7%
Retailing	5.6%
Food & Staples Retailing	4.9%
Household & Personal Products	3.9%
Diversified Financials	3.8%

Thornburg International Value Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager

April 19, 2007

Dear Fellow Shareholder:

For the six-month period ended March 31, 2007, Thornburg International Value Fund (Class A shares) provided a total return of 13.71%, compared with a total return of 14.85% for the MSCI EAFE Index. Weak performance from a few European issues handicapped our results. A lighter mix of holdings in strong currency countries, for example those in Western Europe, detracted from our performance relative to the European heavy benchmark. Poor performance from our two South Korean holdings also had negative ramifications. We believe that our investment approach and our portfolio structure provide us with an edge relative to the overall market and to our competitors over the long term. Before we go through the specific drivers of our most recent six-month period, we would like to take a moment to remind you of the differentiating aspects of our portfolio.

•      The Thornburg International Value Fund is a diversified portfolio driven by bottom up stock selection based on business fundamentals, financial analysis and valuation. We pride ourselves in our willingness to be global generalists and work hard to find what we believe are among the best investment opportunities around the world. We run a focused portfolio because we want each investment to count. Two-time Nobel Laureate Linus Pauling, when asked about the secret of his success, said “. . . you need to have a lot of ideas, and then you have to throw away the bad ones.”[1] By investing your (and our) money in what we believe to be our best ideas, we hope to increase our ability to outperform the benchmark.

•      Our baskets of value – Basic Value, Consistent Earners and Emerging Franchises – provide a differentiated and comprehensive approach to diversification. We believe the benefits of our three-basket approach help us withstand market volatility and invest where there is value.

•      We exercise a disciplined approach to the investment process, including expectations for business developments and a target price for each security. During the period, we sold a number of stocks at price targets, as well as others due to our determination of fundamentals that were different than expectations.

The past six-month period ended March 31, 2007, was characterized by exceptional strength early on as concerns about a global economic slowdown diminished and earnings development remained robust. Ongoing strength in emerging markets was particularly present near the end of the calendar year, with a number of our Chinese

Wendy Trevisani Co-Portfolio Manager
Lei Wang, CFA Co-Portfolio Manager

1	T. Gilovich (1991) How We Know What Isn’t So. New York: Free Press, p. 58.

Letter to Shareholders

Continued

holdings moving to record levels. Five long held issues and substantial contributors to recent, as well as long-term, performance over the past years (Euronext, Deutche Börse, Fraport, Tesco, and Shaw Communications) reached target prices during the period and are no longer in the portfolio. Unusual strength in Hong Kong-traded Chinese holdings triggered risk management activity resulting in the sale of China Overseas Land (property development) as it reached our price target, and reduction in China Merchants Holdings International (port operator) and Hong Kong Exchanges & Clearing. Euronext, Deutsche Börse, and our Chinese issues contributed positively during the period. We continue to have significant holdings in the pharmaceutical area. Teva and Novo Nordisk performed particularly well. Teva entered recovery mode after selling off in reaction to Wal-Mart’s generic drug initiative, while Novo Nordisk extended its strong performance and share gains in the therapeutic area of diabetes. Regarding health care, fundamental drivers such as demographics, scientific innovation, access to service and cost containment underlie the opportunities for publicly traded companies. Within this context, the companies we hold should have a productive role to play. Teva, for example, is the world’s largest independent generic drug manufacturer and distributor. Its established distribution network melds well with an integrated manufacturing supply chain. The company provides low prices for drugs that are currently off patent and is positioned to supply a significant number of drugs coming off patent in the next few years. Teva has an important branded franchise as well, including Copaxone for multiple sclerosis and new drug Azilect for Parkinson’s disease.

A number of U.K. holdings in the consumer oriented sectors, including recent purchase Alliance Boots, performed well as private equity firms have taken an interest in these franchises. Alliance Boots rose sharply on a bid by private equity firm KKR. Cadbury Schweppes is planning to separate its beverage and confectionery businesses with the involvement of outside investors. Next and Kingfisher are benefiting from renewed confidence in the U.K. consumer sector. Other consumer related stocks that contributed positively to performance were Wal-Mart de México and Reckitt Benckiser. For both of these companies, business execution continues to be impressive. Telecommunication companies American Movil and Rogers Communications and media company Shaw continued to respond favorably to good business development. Rogers Communications continues to benefit from market share gains in cable TV, broadband access and mobile communications in the robust Canadian market. Energy related and natural resource stocks also contributed to performance. Crude was volatile during the six-month period, with a top to bottom range of $15. Two of our energy related holdings, China Petroleum & Chemical (integrated refinery) and Schlumberger stood out. Recently established positions in Potash of Saskatchewan (fertilizer) and Grupo Mexico (Mexican copper and rail) also benefited from trends in commodity prices.

As mentioned earlier, our holdings in South Korea, namely Hyundai Motor and Samsung Electronics, performed poorly. Hyundai traded lower on Korean currency strength and management controversy. Samsung’s weakness reflected highly volatile pricing in its semiconductor and LCD businesses. Both stocks have been sold. Amdocs, the Israeli telecommunications software leader, issued flat revenue guidance for the year on January 11, dropping the stock almost 10%. We view the disappointment as a temporary setback, and the stock has recovered from its recent lows. Japanese holdings also disappointed, although Nintendo’s game platform “Wii” has helped to propel that investment to record levels.

The six-month period completed March 31, 2007, represented one of significant activity and we think progress. Some of the activity was related to the management of risk and funding of new portfolio holdings. Our holdings at the end of March numbered 51, diversified among 20 industries and across 19 countries. We remain optimistic that the prolonged rally and strong returns of the markets and our Fund will continue. Some of the recent changes we have made in the portfolio are already contributing to improved performance. We hope that we are back on track to outperform the benchmark, and recent results are encouraging.

Thank you for your trust and confidence. For more information on the stocks held in the portfolio, as well as up to date Fund performance, please visit our web site at www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $ 9,342,672,024)	$11,222,868,886
Cash	516,339
Receivable for investments sold	30,210,599
Receivable for fund shares sold	48,066,544
Unrealized gain on forward exchange contracts (Note 7)	1,510,328
Dividends receivable	37,826,189
Prepaid expenses and other assets	204,921

Total Assets	11,341,203,806

LIABILITIES
Payable for securities purchased	110,540,870
Payable for fund shares redeemed	18,843,045
Unrealized loss on forward exchange contracts (Note 7)	14,821,912
Payable to investment advisor and other affiliates (Note 3)	9,996,909
Accounts payable and accrued expenses	3,012,747
Dividends payable	9,179

Total liabilities	157,224,662

NET ASSETS	$11,183,979,144

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(5,189,902)
Net unrealized appreciation on investments	1,866,804,142
Accumulated net realized gain (loss)	634,996,407
Net capital paid in on shares of beneficial interest	8,687,368,497

$11,183,979,144

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 5,059,829,784 applicable to 172,356,882 shares of beneficial interest outstanding - Note 4)	$29.36
Maximum sales charge, 4.50% of offering price	1.38

Maximum offering price per share	$30.74

Class B Shares:
Net asset value and offering price per share* ($102,319,980 applicable to 3,667,282 shares of beneficial interest outstanding - Note 4)	$27.90

Class C Shares:
Net asset value and offering price per share* ($ 1,672,957,730 applicable to 59,739,217 shares of beneficial interest outstanding - Note 4)	$28.00

Class I Shares:
Net asset value, offering and redemption price per share ($ 3,539,314,255 applicable to 118,249,790 shares of beneficial interest outstanding - Note 4)	$29.93

Class R3 Shares: †
Net asset value, offering and redemption price per share ($ 649,592,081 applicable to 22,079,194 shares of beneficial interest outstanding - Note 4)	$29.42

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 3,106 applicable to 106 shares of beneficial interest outstanding - Note 4)	$29.36

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 159,962,208 applicable to 5,349,396 shares of beneficial interest outstanding - Note 4)	$29.90

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 4,816,774)	$65,045,070
Interest income	8,266,167

Total Income	73,311,237

EXPENSES:
Investment advisory fees (Note 3)	34,156,453
Administration fees (Note 3)
Class A Shares	2,912,435
Class B Shares	58,265
Class C Shares	929,050
Class I Shares	716,181
Class R3 Shares†	348,079
Class R5 Shares	22,456
Distribution and service fees (Note 3)
Class A Shares	5,811,971
Class B Shares	466,508
Class C Shares	7,441,572
Class R3 Shares†	1,393,898
Transfer agent fees
Class A Shares	3,549,825
Class B Shares	115,754
Class C Shares	935,800
Class I Shares	895,920
Class R3 Shares†	492,744
Class R4 Shares	591
Class R5 Shares	76,309
Registration and filing fees
Class A Shares	48,386
Class B Shares	9,275
Class C Shares	24,365
Class I Shares	40,655
Class R3 Shares†	12,683
Class R4 Shares	4,528
Class R5 Shares	11,130
Custodian fees (Note 3)	2,048,363
Professional fees	117,060
Accounting fees	208,685
Trustee fees	95,470
Other expenses	517,858

Total Expenses	63,462,269
Less:
Expenses reimbursed by investment advisor (Note 3)	(334,838)
Fees paid indirectly (Note 3)	(186,363)

Net Expenses	62,941,068

Net Investment Income	$10,370,169

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$737,738,789
Foreign currency transactions	(32,084,120)

705,654,669

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 356,490)	511,776,712
Foreign currency translations	(12,806,180)

498,970,532

Net Realized and Unrealized Gain	1,204,625,201

Net Increase in Net Assets Resulting From Operations	$1,214,995,370

See notes to financial statements.

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

STATEMENT OF CHANGES IN NET ASSETS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$10,370,169	$74,614,709
Net realized gain on investments and foreign currency transactions	705,654,669	117,445,836
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	498,970,532	786,733,704

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,214,995,370	978,794,249

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,250,580)	(31,195,911)
Class B Shares	(44,606)	(183,287)
Class C Shares	(1,844,845)	(3,436,661)
Class I Shares	(10,958,543)	(19,772,460)
Class R3 Shares†	(1,356,706)	(2,966,495)
Class R5 Shares	(259,687)	(469,362)
From realized gains
Class A Shares	(108,430,245)	(42,242,602)
Class B Shares	(2,187,195)	(917,829)
Class C Shares	(34,058,224)	(12,682,161)
Class I Shares	(53,149,660)	(16,701,676)
Class R3 Shares†	(12,229,262)	(2,457,320)
Class R5 Shares	(1,466,007)	(259,590)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	325,111,758	1,592,927,792
Class B Shares	10,391,931	26,257,162
Class C Shares	237,384,287	519,539,149
Class I Shares	1,219,445,170	943,931,604
Class R3 Shares†	148,973,648	290,585,064
Class R4 Shares	3,100	—
Class R5 Shares	102,735,089	30,251,506

Net Increase in Net Assets	3,020,804,793	4,249,001,172

NET ASSETS:
Beginning of period	8,163,174,351	3,914,173,179

End of period	$11,183,979,144	$8,163,174,351

Undistributed net investment income	$—	$11,154,896

See notes to financial statements.

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $320,534 for Class R3 shares, $5,119 for Class R4 shares, and $9,185 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $414,520 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $110,087 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $186,363. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	41,618,974	$1,168,900,791	87,468,381	$2,184,068,553
Shares issued to shareholders in reinvestment of dividends	3,409,500	92,611,470	2,262,190	54,173,870
Shares repurchased	(33,426,960)	(936,417,326)	(25,705,411)	(645,390,435)
Redemption fees received**	—	16,823	—	75,804

Net Increase (Decrease)	11,601,514	$325,111,758	64,025,160	$1,592,927,792

Class B Shares
Shares sold	442,787	$11,819,152	1,253,957	$29,894,373
Shares issued to shareholders in reinvestment of dividends	61,514	1,584,456	38,925	851,686
Shares repurchased	(112,299)	(3,012,013)	(185,951)	(4,489,669)
Redemption fees received**	—	336	—	772

Net Increase (Decrease)	392,002	$10,391,931	1,106,931	$26,257,162

Class C Shares
Shares sold	11,189,352	$299,971,460	25,567,387	$611,156,817
Shares issued to shareholders in reinvestment of dividends	798,820	20,678,766	413,698	9,175,773
Shares repurchased	(3,101,459)	(83,271,294)	(4,179,001)	(100,805,360)
Redemption fees received**	—	5,355	—	11,919

Net Increase (Decrease)	8,886,713	$237,384,287	21,802,084	$519,539,149

Class I Shares
Shares sold	50,249,818	$1,434,951,319	43,224,765	$1,106,710,515
Shares issued to shareholders in reinvestment of dividends	1,629,979	45,168,978	1,101,563	27,170,524
Shares repurchased	(9,010,496)	(260,685,367)	(7,420,547)	(189,981,388)
Redemption fees received**	—	10,240	—	31,953

Net Increase (Decrease)	42,869,301	$1,219,445,170	36,905,781	$943,931,604

Class R3 Shares
Shares sold	8,650,080	$243,322,466	14,043,775	$352,814,313
Shares issued to shareholders in reinvestment of dividends	426,218	11,603,430	176,361	4,335,854
Shares repurchased	(3,741,222)	(105,954,243)	(2,651,401)	(66,568,696)
Redemption fees received**	—	1,995	—	3,593

Net Increase (Decrease)	5,335,076	$148,973,648	11,568,735	$290,585,064

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R4 Shares*
Shares sold	106	$3,100	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	106	$3,100	—	$—

Class R5 Shares
Shares sold	3,785,974	$109,742,366	1,365,851	$35,030,651
Shares issued to shareholders in reinvestment of dividends	62,266	1,724,851	28,818	726,553
Shares repurchased	(304,241)	(8,732,443)	(212,929)	(5,506,089)
Redemption fees received**	—	315	—	391

Net Increase (Decrease)	3,543,999	$102,735,089	1,181,740	$30,251,506

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $5,425,085,770 and $3,719,801,479, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$9,355,191,496

Gross unrealized appreciation on a tax basis	$1,893,096,209
Gross unrealized depreciation on a tax basis	(25,418,819)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,867,677,390

At March 31, 2007, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2005 of $2,558,536. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain (Loss)
395,000,000	Euro Dollar for 515,917,400 USD	April 04, 2007	$(11,845,849)
1,777,000,000	Mexican Peso for 158,116,764 USD	June 06, 2007	(2,286,464)
710,000,000	Mexican Peso for 64,027,415 USD	April 04, 2007	(279,059)
2,740,000,000	Mexican Peso for 246,919,143 USD	June 06, 2007	(410,540)

Unrealized loss from forward
Sell contracts:			(14,821,912)

1,250,000,000	Mexican Peso for 114,343,213 USD	June 06, 2007	1,510,328

Unrealized gain from forward
Sell contracts:			1,510,328

Net unrealized gain (loss) from forward
Sell contracts:			$(13,311,584)

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class A Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.51		$22.80	$18.18	$14.95	$11.88	$12.37

Income from investment operations:
Net investment income (loss)	0.03		0.32	0.18	0.15	0.06	0.03
Net realized and unrealized gain (loss) on investments	3.55		4.00	4.63	3.08	3.00	(0.54)

Total from investment operations	3.58		4.32	4.81	3.23	3.06	(0.51)

Redemption fees added to paid in capital	—		—	—	—	0.01	0.02

Less dividends from:
Net investment income	(0.08)		(0.21)	(0.19)	—	—	—
Realized capital gains	(0.65)		(0.40)	—	—	—	—

Total dividends	(0.73)		(0.61)	(0.19)	—	—	—

Change in net asset value	2.85		3.71	4.62	3.23	3.07	(0.49)

NET ASSET VALUE, end of period	$29.36		$26.51	$22.80	$18.18	$14.95	$11.88

RATIOS/SUPPLEMENTAL DATA

Total return(a)	13.71%		19.30%	26.51%	21.61%	25.84%	(3.96)%
Ratios to average net assets:
Net investment income (loss)	0.20	%(b)	1.25%	0.87%	0.88%	0.44%	0.19%
Expenses, after expense reductions	1.29	%(b)	1.33%	1.44%	1.49%	1.59%	1.57%
Expenses, after expense reductions and net of custody credits	1.29	%(b)	1.33%	1.44%	1.49%	1.59%	1.57%
Expenses, before expense reductions	1.29	%(b)	1.33%	1.44%	1.51%	1.67%	1.60%

Portfolio turnover rate	39.12%		36.58%	34.17%	35.84%	58.35%	28.39%

Net assets at end of period (000)	$5,059,830		$4,261,892	$2,205,924	$948,631	$97,991	$69,490

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class B Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$25.28		$21.82	$17.39	$14.43	$11.57	$12.16

Income from investment operations:
Net investment income (loss)	(0.09)		0.11	0.01	(0.02)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	3.37		3.81	4.44	2.98	2.90	(0.51)

Total from investment operations	3.28		3.92	4.45	2.96	2.86	(0.59)

Less dividends from:
Net investment income	(0.01)		(0.06)	(0.02)	—	—	—
Realized capital gains	(0.65)		(0.40)	—	—	—	—

Total dividends	(0.66)		(0.46)	(0.02)	—	—	—

Change in net asset value	2.62		3.46	4.43	2.96	2.86	(0.59)

NET ASSET VALUE, end of period	$27.90		$25.28	$21.82	$17.39	$14.43	$11.57

RATIOS/SUPPLEMENTAL DATA

Total return(a)	13.20%		18.32%	25.59%	20.51%	24.72%	(4.85)%
Ratios to average net assets:
Net investment income (loss)	(0.67	)%(b)	0.44%	0.04%	(0.12)%	(0.32)%	(0.58)%
Expenses, after expense reductions	2.16	% (b)	2.13%	2.26%	2.36%	2.38%	2.39%
Expenses, after expense reductions and net of custody credits	2.15	% (b)	2.13%	2.25%	2.36%	2.38%	2.39%
Expenses, before expense reductions	2.16	% (b)	2.13%	2.27%	2.42%	2.84%	2.88%

Portfolio turnover rate	39.12%		36.58%	34.17%	35.84%	58.35%	28.39%

Net assets at end of period (000)	$102,320		$82,799	$47,306	$22,181	$6,346	$4,672

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class C Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$25.37		$21.89	$17.46	$14.47	$11.60	$12.19

Income from investment operations:
Net investment income (loss)	(0.07)		0.13	0.03	0.01	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	3.38		3.82	4.45	2.98	2.91	(0.51)

Total from investment operations	3.31		3.95	4.48	2.99	2.87	(0.59)

Less dividends from:
Net investment income	(0.03)		(0.07)	(0.05)	—	—	—
Realized capital gains	(0.65)		(0.40)	—	—	—	—

Total dividends	(0.68)		(0.47)	(0.05)	—	—	—

Change in net asset value	2.63		3.48	4.43	2.99	2.87	(0.59)

NET ASSET VALUE, end of period	$28.00		$25.37	$21.89	$17.46	$14.47	$11.60

RATIOS/SUPPLEMENTAL DATA

Total return(a)	13.28%		18.41%	25.65%	20.66%	24.74%	(4.84)%
Ratios to average net assets:
Net investment income (loss)	(0.52	)%(b)	0.55%	0.16%	0.04%	(0.31)%	(0.62)%
Expenses, after expense reductions	2.02	% (b)	2.06%	2.16%	2.26%	2.37%	2.36%
Expenses, after expense reductions and net of custody credits	2.01	% (b)	2.05%	2.15%	2.26%	2.37%	2.36%
Expenses, before expense reductions	2.02	% (b)	2.06%	2.16%	2.26%	2.45%	2.36%

Portfolio turnover rate	39.12%		36.58%	34.17%	35.84%	58.35%	28.39%

Net assets at end of period (000)	$1,672,958		$1,290,250	$635,833	$243,955	$55,443	$39,995

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
Class I Shares:	2007		2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.99		$23.19	$18.48	$15.13	$11.96	$12.40

Income from investment operations:
Net investment income (loss)	0.09		0.43	0.28	0.24	0.14	0.10
Net realized and unrealized gain (loss) on investments	3.61		4.06	4.72	3.11	3.03	(0.54)

Total from investment operations	3.70		4.49	5.00	3.35	3.17	(0.44)

Less dividends from:
Net investment income	(0.11)		(0.29)	(0.29)	—	—	—
Realized capital gains	(0.65)		(0.40)	—	—	—	—

Total dividends	(0.76)		(0.69)	(0.29)	—	—	—

Change in net asset value	2.94		3.80	4.71	3.35	3.17	(0.44)

NET ASSET VALUE, end of period	$29.93		$26.99	$23.19	$18.48	$15.13	$11.96

RATIOS/SUPPLEMENTAL DATA

Total return(a)	13.92%		19.76%	27.15%	22.14%	26.51%	(3.55)%
Ratios to average net assets:
Net investment income (loss)	0.66	%(b)	1.67%	1.32%	1.35%	1.07%	0.71%
Expenses, after expense reductions	0.88	%(b)	0.94%	0.99%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.87	%(b)	0.94%	0.99%	0.99%	0.99%	0.99%
Expenses, before expense reductions	0.88	%(b)	0.94%	1.02%	1.11%	1.25%	1.28%

Portfolio turnover rate	39.12%		36.58%	34.17%	35.84%	58.35%	28.39%

Net assets at end of period (000)	$3,539,314		$2,034,453	$892,216	$293,583	$33,511	$19,187

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,			Period Ended September 30,
Class R3 Shares:(e)	2007		2006	2005	2004	2003(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.58		$22.88	$18.28	$15.01	$13.59

Income from investment operations:
Net investment income (loss)	0.01		0.33	0.21	0.19	0.02
Net realized and unrealized gain (loss) on investments	3.55		3.97	4.63	3.08	1.40

Total from investment operations	3.56		4.30	4.84	3.27	1.42

Less dividends from:
Net investment income	(0.07)		(0.20)	(0.24)	—	—
Realized capital gains	(0.65)		(0.40)	—	—	—

Total dividend	(0.72)		(0.60)	(0.24)	—	—

Change in net asset value	2.84		3.70	4.60	3.27	1.42

NET ASSET VALUE, end of period	$29.42		$26.58	$22.88	$18.28	$15.01

RATIOS/SUPPLEMENTAL DATA

Total return(a)	13.60%		19.15%	26.54%	21.79%	10.45%
Ratios to average net assets:
Net investment income (loss)	0.06	%(b)	1.29%	0.99%	1.08%	0.65	%(b)
Expenses, after expense reductions	1.46	%(b)	1.45%	1.45%	1.45%	1.60	%(b)
Expenses, after expense reductions and net of custody credits	1.45	%(b)	1.45%	1.45%	1.45%	1.60	%(b)
Expenses, before expense reductions	1.57	%(b)	1.61%	1.72%	2.42%	30,451.98	%(b)†

Portfolio turnover rate	39.12%		36.58%	34.17%	35.84%	58.35%

Net assets at end of period (000)	$649,592		$445,081	$118,436	$11,207	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 Shares was July 1, 2003.
(d)	Net assets at end of year were less than $1,000.
(e)	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

Class R4 Shares:	*Period Ended March 31, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$28.86

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	0.49

Total from investment operations	0.50
Less dividends from:
Net investment income	—

Change in net asset value	0.50

NET ASSET VALUE, end of period	$29.36

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.73%
Ratios to average net assets:
Net investment income	0.18	%(b)
Expenses, after expense reductions	1.04	%(b)
Expenses, after expense reductions and net of custody credits	1.04	%(b)
Expenses, before expense reductions	15,711.89	%(b)†

Portfolio turnover rate	39.12%

Net assets at end of period (000)	$3

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R4 shares was February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

Class R5 Shares:	*Six Months Ended March 31, 2007		Year Ended September 30, 2006	Period Ended September 30, 2005(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.97		$23.18	$20.37

Income from investment operations:
Net investment income	0.12		0.45	0.16
Net realized and unrealized gain (loss) on investments	3.56		4.03	2.84

Total from investment operations	3.68		4.48	3.00

Less dividends from:
Net investment income	(0.10)		(0.29)	(0.19)
Realized capital gains	(0.65)		(0.40)	—

Total dividends	(0.75)		(0.69)	(0.19)

Change in net asset value	2.93		3.79	2.81

NET ASSET VALUE, end of period	$29.90		$26.97	$23.18

RATIOS/SUPPLEMENTAL DATA

Total return(a)	13.88%		19.72%	14.72%
Ratios to average net assets:
Net investment income	0.83	%(b)	1.76%	1.10	%(b)
Expenses, after expense reductions	0.99	%(b)	0.95%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.98	%(b)	0.95%	0.99	%(b)
Expenses, before expense reductions	1.01	%(b)	0.96%	2.13	%(b)

Portfolio turnover rate	39.12%		36.58%	34.17%

Net assets at end of period (000)	$159,962		$48,699	$14,458

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R5 Shares was February 1, 2005.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R3 - 885-215-525, CLASS R4 - 815-215-269, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R3 - TGVRX, CLASS R4 - THVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Pharmaceuticals, Biotechnology & Life Sciences	12.0%
Telecommunication Services	10.6%
Banks	10.1%
Materials	9.7%
Energy	8.3%
Food, Beverage & Tobacco	5.7%
Retailing	5.6%
Food & Staples Retailing	4.9%
Household & Personal Products	3.9%
Diversified Financials	3.8%
Consumer Services	3.7%
Software & Services	3.2%
Capital Goods	3.1%
Technology Hardware & Equipment	3.0%
Utilities	2.9%
Consumer Durables & Apparel	2.3%
Automobiles & Components	1.7%
Commercial Services & Supplies	1.0%
Media	0.9%
Transportation	0.7%
Other Assets and Cash Equivalents	2.9%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/07 (percent of equity holdings)

U.K.	22.8%
Switzerland	11.4%
France	9.5%
Japan	9.3%
China	7.0%
Canada	6.5%
Mexico	5.6%
Germany	4.4%
Israel	3.5%
Finland	3.1%
Netherlands	2.7%
South Korea	2.2%
Italy	2.0%
Denmark	1.9%
Ireland	1.9%
Greece	1.8%
Brazil	1.6%
Russia	1.4%
Hong Kong	1.4%

	Shares/ Principal Amount	Value
COMMON STOCK – 97.08%
AUTOMOBILES & COMPONENTS – 1.71%
AUTOMOBILES – 1.71%
Toyota Motor Corp.	2,986,800	$191,364,053

		191,364,053

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
BANKS – 10.11%
COMMERCIAL BANKS – 10.11%
Allied Irish Banks	7,105,700	$210,251,120
Bank of Yokohama	6,222,630	46,416,257
China Merchants Bank Co., Ltd.+	98,275,530	198,475,442
Lloyds TSB Group plc	25,756,900	283,839,903
Sberbank-CLS	43,135	153,776,275
Shinhan Financial Group Co.	4,145,254	237,929,120

		1,130,688,117

CAPITAL GOODS – 3.13%
AEROSPACE & DEFENSE – 1.55%
Embraer Brasileira de Aeronautica ADR	3,785,845	173,618,852
MACHINERY – 1.58%
Fanuc Ltd.	1,891,200	176,056,212

		349,675,064

COMMERCIAL SERVICES & SUPPLIES – 1.05%
COMMERCIAL SERVICES & SUPPLIES – 1.05%
Secom Co.	2,521,000	117,021,979

		117,021,979

CONSUMER DURABLES & APPAREL – 2.34%
TEXTILES, APPAREL & LUXURY GOODS – 2.34%
LVMH Moët Hennessy Louis Vuitton SA	2,359,496	261,768,028

		261,768,028

CONSUMER SERVICES – 3.70%
HOTELS RESTAURANTS & LEISURE – 3.70%
Carnival plc	4,463,200	215,093,341
OPAP SA	5,173,607	198,488,610

		413,581,951

DIVERSIFIED FINANCIALS – 3.79%
CAPITAL MARKETS – 2.44%
UBS AG	4,601,760	273,420,625
DIVERSIFIED FINANCIAL SERVICES – 1.35%
Hong Kong Exchanges & Clearing Ltd.	15,525,200	151,009,816

		424,430,441

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY – 8.32%
ENERGY EQUIPMENT & SERVICES – 2.59%
Schlumberger Ltd.	4,190,000	$289,529,000
OIL, GAS & CONSUMABLE FUELS – 5.73%
Canadian Natural Resources Ltd.	3,884,200	214,480,511
China Petroleum & Chemical Corp.	241,229,085	204,072,983
Eni SpA	6,836,700	222,475,159

		930,557,653

FOOD & STAPLES RETAILING – 4.89%
FOOD & STAPLES RETAILING – 4.89%
Alliance Boots plc	16,529,501	333,895,471
WalMart de México	49,872,400	213,030,477

		546,925,948

FOOD, BEVERAGE & TOBACCO – 5.70%
BEVERAGES – 1.88%
Sabmiller plc	9,551,650	209,577,714
FOOD PRODUCTS – 3.82%
Cadbury Schweppes plc	12,290,541	157,692,278
Nestle SA-REG	693,100	269,933,404

		637,203,396

HOUSEHOLD & PERSONAL PRODUCTS – 3.86%
HOUSEHOLD PRODUCTS – 2.15%
Reckitt Benckiser plc	4,622,930	240,712,691
PERSONAL PRODUCTS – 1.71%
Shiseido Co., Ltd.	9,422,600	191,506,509

		432,219,200

MATERIALS – 9.69%
CHEMICALS – 6.91%
Air Liquide SA	985,330	240,216,201
Basf AG	1,377,500	155,086,449
Givaudan AG	177,329	164,027,318
Potash Corp., Inc.	1,337,100	213,842,403
METALS & MINING – 2.78%
Grupo Mexico Series B	34,639,600	161,614,332
Rio Tinto plc	2,613,900	149,271,951

		1,084,058,654

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA – 0.91%
MEDIA – 0.91%
JC Decaux SA	3,447,763	$101,739,791

		101,739,791

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES – 11.96%
PHARMACEUTICALS – 11.96%
Novartis AG	1,232,300	70,683,710
Novartis AG ADR	2,388,700	130,494,681
Novo Nordisk A/S	2,306,300	210,462,409
Roche Holdings AG	1,864,400	329,873,678
Sanofi-Aventis	2,521,500	219,279,322
Teva Pharmaceutical Industries Ltd. ADR	10,059,700	376,534,571

		1,337,328,371

RETAILING – 5.63%
MULTILINE RETAIL – 2.47%
Next Group plc	6,242,900	276,291,590
SPECIALTY RETAIL – 3.16%
Kingfisher plc	44,921,205	245,967,883
Yamada Denki Co Ltd.	1,148,558	107,019,406

		629,278,879

SOFTWARE & SERVICES – 3.16%
SOFTWARE – 3.16%
Amdocs Ltd.+	4,776,600	174,250,368
Nintendo Co, Ltd	614,931	178,728,672

		352,979,040

TECHNOLOGY HARDWARE & EQUIPMENT – 3.01%
COMMUNICATIONS EQUIPMENT – 3.01%
Nokia Oyj	14,646,600	337,116,351

		337,116,351

TELECOMMUNICATION SERVICES – 10.56%
DIVERSIFIED TELECOMMUNICATION SERVICES – 1.90%
France Telecom SA	8,027,100	211,993,752

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES – 8.66%
America Movil S.A. de C.V.	4,824,444	$230,560,179
China Mobile Ltd.	30,926,172	281,416,885
Rogers Communications, Inc.	8,457,800	276,847,347
Vodafone Group plc ADR	6,713,055	180,312,657

		1,181,130,820

TRANSPORTATION – 0.66%
TRANSPORTATION INFRASTRUCTURE – 0.66%
China Merchants Holdings International Co. Ltd.	17,454,508	73,718,406

		73,718,406

UTILITIES – 2.90%
ELECTRIC UTILITIES – 2.90%
E. ON AG	2,388,300	324,720,004

		324,720,004

TOTAL COMMON STOCK (Cost $ 8,977,309,285)		10,857,506,146

SHORT TERM INVESTMENTS – 3.27%
Abbey National, 5.21%, 4/3/2007	$64,000,000	63,981,476
General Electric Capital Corp., 5.19%, 4/4/2007	77,000,000	76,966,697
San Paolo, 5.24%, 4/2/2007	74,500,000	74,489,156
San Paolo, 5.28%, 4/5/2007	47,000,000	46,972,427
San Paolo, 5.31%, 4/4/2007	101,000,000	100,955,308
Toyota Credit de Puerto Rico, 5.23%, 4/9/2007	2,000,000	1,997,676

TOTAL SHORT TERM INVESTMENTS (Cost $ 365,362,739)		365,362,740

TOTAL INVESTMENTS – 100.35% (Cost $ 9,342,672,024)		$11,222,868,886
LIABILITIES NET OF OTHER ASSETS – (0.35)%		(38,889,742)

NET ASSETS – 100.00%		$11,183,979,144

Footnote legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American	Depository Receipt

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid during Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000.00	$1,137.10	$6.86
Hypothetical*	$1,000.00	$1,018.52	$6.48
Class B Shares
Actual	$1,000.00	$1,132.00	$11.44
Hypothetical*	$1,000.00	$1,014.20	$10.81
Class C Shares
Actual	$1,000.00	$1,132.80	$10.71
Hypothetical*	$1,000.00	$1,014.89	$10.11
Class I Shares
Actual	$1,000.00	$1,139.20	$4.66
Hypothetical*	$1,000.00	$1,020.58	$4.40
Class R3 Shares‡
Actual	$1,000.00	$1,136.00	$7.73
Hypothetical*	$1,000.00	$1,017.69	$7.30
Class R4 Shares
Actual	$1,000.00	$1,053.37	$5.34
Hypothetical*	$1,000.00	$1,019.73	$5.25
Class R5 Shares
Actual	$1,000.00	$1,138.80	$5.24
Hypothetical*	$1,000.00	$1,020.03	$4.95

†	Expenses are equal to the annualized expense ratio for each class (A: 1.29%; B: 2.15%; C: 2.01%; I: 0.87%; R3: 1.45%; R4: 1.04%; and R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.
‡	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to March 31, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2007 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)	12.57%	15.02%	12.37%
B Shares (Incep: 4/03/00)	11.92%	14.87%	8.81%
C Shares (Incep: 5/28/98)	15.99%	15.19%	12.00%
R3 Shares (Incep: 7/01/03)	17.70%	—	24.92%
R4 Shares (Incep: 2/01/07)	—	—	1.73%*
R5 Shares (Incep: 2/01/05)	18.31%	—	23.01%
MSCI EAFE Index (Since: 5/28/98)	20.20%	15.78%	7.33%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R3, R4 and R5 shares. Class R3, R4 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2007 (Unaudited)

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

25th YEAR Thornburg Investment Management

This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

# Thornburg International Value Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

Value *knows no boundaries*

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Thornburg International Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 0.94%, as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Lei Wang, CFA, Bill Fries, CFA, Wendy Trevisani

KEY PORTFOLIO ATTRIBUTES

As of 3/31/07

Portfolio P/E Trailing 12-months*	18.9x
Portfolio Price to Cash Flow*	10.5
Portfolio Price to Book Value*	3.1
Median Market Cap*	$29.4 B
3-Year Beta (Thornburg vs. MSCI EAFE)*	1.00
Holdings	51

*	Source: FactSet

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two. Thornburg International Value Fund strikes such a balance.

The Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1998.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located in the world.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry – holdings cover 19 countries and 20 industries. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
I Shares (Incep: 3/30/01)	3.17%	18.35%	20.09%	16.62%	14.13%
MSCI EAFE Index (Since: 3/30/01)	4.08%	20.20%	19.83%	15.78%	11.32%

*	Periods under one year are not annualized.

generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Being diversified in various ways, the Fund is able to take advantage of a broad array of opportunities. Markets do not all move in sync. When one is up, often another is down; losses in one may be offset by gains in another. Limiting the number of stocks in the portfolio and employing a sell discipline has enabled the Fund to strike an effective balance between risk and reward.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/07

Top Contributors	Top detractors
Alliance Boots plc	Hyundai Motor Co. Ltd.
Hong Kong Exchanges & Clearing Ltd.	Carrefour SA
China Merchants Holdings Intl Co. Ltd.	Amdocs Ltd.
China Overseas Land & Investment Ltd.	Samsung Electronics Co. Ltd.
China Petroleum & Chemical Corp.	Bank of Yokohama Ltd.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/07

TOP TEN HOLDINGS

As of 3/31/07

Teva Pharmaceutical Industrie	3.4%
Nokia Oyj	3.0%
Alliance Boots plc	3.0%
Roche Holdings AG	2.9%
E. ON AG	2.9%
Schlumberger Ltd.	2.6%
Lloyds TSB Group plc	2.5%
China Mobile Ltd.	2.5%
Rogers Communications	2.5%
Next Group plc	2.5%

TOP TEN INDUSTRIES

As of 3/31/07

Pharma, Biotech & Life Sciences	12.0%
Telecommunication Services	10.6%
Banks	10.1%
Materials	9.7%
Energy	8.3%
Food, Beverage & Tobacco	5.7%
Retailing	5.6%
Food & Staples Retailing	4.9%
Household & Personal Products	3.9%
Diversified Financials	3.8%

Thornburg International Value Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager

April 19, 2007

Dear Fellow Shareholder:

For the six-month period ended March 31, 2007, Thornburg International Value Fund (Class I shares) provided a total return of 13.92%, compared with a total return of 14.85% for the MSCI EAFE Index. Weak performance from a few European issues handicapped our results. A lighter mix of holdings in strong currency countries, for example those in Western Europe, detracted from our performance relative to the European heavy benchmark. Poor performance from our two South Korean holdings also had negative ramifications. We believe that our investment approach and our portfolio structure provide us with an edge relative to the overall market and to our competitors over the long term. Before we go through the specific drivers of our most recent six-month period, we would like to take a moment to remind you of the differentiating aspects of our portfolio.

Wendy Trevisani Co-Portfolio Manager

•      The Thornburg International Value Fund is a diversified portfolio driven by bottom up stock selection based on business fundamentals, financial analysis sis and valuation. We pride ourselves in our willingness to be global generalists and work hard to find what we believe are among the best investment opportunities around the world. We run a focused portfolio because we want each investment to count. Two-time Nobel Laureate Linus Pauling, when asked about the secret of his success, said “. . . you need to have a lot of ideas, and then you have to throw away the bad ones.”[1] By investing your (and our) money in what we believe to be our best ideas, we hope to increase our ability to outperform the benchmark.

•      Our baskets of value – Basic Value, Consistent Earners and Emerging Franchises – provide a differentiated and comprehensive approach to diversification. We believe the benefits of our three-basket approach help us withstand market volatility and invest where there is value.

•      We exercise a disciplined approach to the investment process, including expectations for business developments and a target price for each security. During the period, we sold a number of stocks at price targets, as well as others due to our determination of fundamentals that were different than expectations.

The past six-month period ended March 31, 2007, was characterized by exceptional strength early on as concerns about a global economic slowdown diminished and earnings development remained robust. Ongoing strength in emerging markets was particularly present near the end of the calendar year, with a number of our Chinese

Lei Wang, CFA Co-Portfolio Manager

1	T. Gilovich (1991) How We Know What Isn’t So. New York: Free Press, p. 58.

Letter to Shareholders

Continued

holdings moving to record levels. Five long held issues and substantial contributors to recent, as well as long-term, performance over the past years (Euronext, Deutche Börse, Fraport, Tesco, and Shaw Communications) reached target prices during the period and are no longer in the portfolio. Unusual strength in Hong Kong-traded Chinese holdings triggered risk management activity resulting in the sale of China Overseas Land (property development) as it reached our price target, and reduction in China Merchants Holdings International (port operator) and Hong Kong Exchanges & Clearing. Euronext, Deutsche Börse, and our Chinese issues contributed positively during the period. We continue to have significant holdings in the pharmaceutical area. Teva and Novo Nordisk performed particularly well. Teva entered recovery mode after selling off in reaction to Wal-Mart’s generic drug initiative, while Novo Nordisk extended its strong performance and share gains in the therapeutic area of diabetes. Regarding health care, fundamental drivers such as demographics, scientific innovation, access to service and cost containment underlie the opportunities for publicly traded companies. Within this context, the companies we hold should have a productive role to play. Teva, for example, is the world’s largest independent generic drug manufacturer and distributor. Its established distribution network melds well with an integrated manufacturing supply chain. The company provides low prices for drugs that are currently off patent and is positioned to supply a significant number of drugs coming off patent in the next few years. Teva has an important branded franchise as well, including Copaxone for multiple sclerosis and new drug Azilect for Parkinson’s disease.

A number of U.K. holdings in the consumer oriented sectors, including recent purchase Alliance Boots, performed well as private equity firms have taken an interest in these franchises. Alliance Boots rose sharply on a bid by private equity firm KKR. Cadbury Schweppes is planning to separate its beverage and confectionery businesses with the involvement of outside investors. Next and Kingfisher are benefiting from renewed confidence in the U.K. consumer sector. Other consumer related stocks that contributed positively to performance were Wal-Mart de México and Reckitt Benckiser. For both of these companies, business execution continues to be impressive. Telecommunication companies American Movil and Rogers Communications and media company Shaw continued to respond favorably to good business development. Rogers Communications continues to benefit from market share gains in cable TV, broadband access and mobile communications in the robust Canadian market. Energy related and natural resource stocks also contributed to performance. Crude was volatile during the six-month period, with a top to bottom range of $15. Two of our energy related holdings, China Petroleum & Chemical (integrated refinery) and Schlumberger stood out. Recently established positions in Potash of Saskatchewan (fertilizer) and Grupo Mexico (Mexican copper and rail) also benefited from trends in commodity prices.

As mentioned earlier, our holdings in South Korea, namely Hyundai Motor and Samsung Electronics, performed poorly. Hyundai traded lower on Korean currency strength and management controversy. Samsung’s weakness reflected highly volatile pricing in its semiconductor and LCD businesses. Both stocks have been sold. Amdocs, the Israeli telecommunications software leader, issued flat revenue guidance for the year on January 11, dropping the stock almost 10%. We view the disappointment as a temporary setback, and the stock has recovered from its recent lows. Japanese holdings also disappointed, although Nintendo’s game platform “Wii” has helped to propel that investment to record levels.

The six-month period completed March 31, 2007, represented one of significant activity and we think progress. Some of the activity was related to the management of risk and funding of new portfolio holdings. Our holdings at the end of March numbered 51, diversified among 20 industries and across 19 countries. We remain optimistic that the prolonged rally and strong returns of the markets and our Fund will continue. Some of the recent changes we have made in the portfolio are already contributing to improved performance. We hope that we are back on track to outperform the benchmark, and recent results are encouraging.

Thank you for your trust and confidence. For more information on the stocks held in the portfolio, as well as up to date Fund performance, please visit our web site at www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $9,342,672,024)	$11,222,868,886
Cash	516,339
Receivable for investments sold	30,210,599
Receivable for fund shares sold	48,066,544
Unrealized gain on forward exchange contracts (Note 7)	1,510,328
Dividends receivable	37,826,189
Prepaid expenses and other assets	204,921

Total Assets	11,341,203,806

LIABILITIES
Payable for securities purchased	110,540,870
Payable for fund shares redeemed	18,843,045
Unrealized loss on forward exchange contracts (Note 7)	14,821,912
Payable to investment advisor and other affiliates (Note 3)	9,996,909
Accounts payable and accrued expenses	3,012,747
Dividends payable	9,179

Total liabilities	157,224,662

NET ASSETS	$11,183,979,144

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(5,189,902)
Net unrealized appreciation on investments	1,866,804,142
Accumulated net realized gain (loss)	634,996,407
Net capital paid in on shares of beneficial interest	8,687,368,497

$11,183,979,144

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($5,059,829,784 applicable to 172,356,882 shares of beneficial interest outstanding—Note 4)	$29.36

Maximum sales charge, 4.50% of offering price	1.38

Maximum offering price per share	$30.74

Class B Shares:
Net asset value and offering price per share* ($102,319,980 applicable to 3,667,282 shares of beneficial interest outstanding—Note 4)	$27.90

Class C Shares:
Net asset value and offering price per share* ($1,672,957,730 applicable to 59,739,217 shares of beneficial interest outstanding—Note 4)	$28.00

Class I Shares:
Net asset value, offering and redemption price per share ($3,539,314,255 applicable to 118,249,790 shares of beneficial interest outstanding—Note 4)	$29.93

Class R3 Shares:†
Net asset value, offering and redemption price per share ($649,592,081 applicable to 22,079,194 shares of beneficial interest outstanding—Note 4)	$29.42

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,106 applicable to 106 shares of beneficial interest outstanding—Note 4)	$29.36

Class R5 Shares:
Net asset value, offering and redemption price per share ($159,962,208 applicable to 5,349,396 shares of beneficial interest outstanding—Note 4)	$29.90

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $4,816,774)	$65,045,070
Interest income	8,266,167

Total Income	73,311,237

EXPENSES:
Investment advisory fees (Note 3)	34,156,453
Administration fees (Note 3)
Class A Shares	2,912,435
Class B Shares	58,265
Class C Shares	929,050
Class I Shares	716,181
Class R3 Shares†	348,079
Class R5 Shares	22,456
Distribution and service fees (Note 3)
Class A Shares	5,811,971
Class B Shares	466,508
Class C Shares	7,441,572
Class R3 Shares†	1,393,898
Transfer agent fees
Class A Shares	3,549,825
Class B Shares	115,754
Class C Shares	935,800
Class I Shares	895,920
Class R3 Shares†	492,744
Class R4 Shares	591
Class R5 Shares	76,309
Registration and filing fees
Class A Shares	48,386
Class B Shares	9,275
Class C Shares	24,365
Class I Shares	40,655
Class R3 Shares†	12,683
Class R4 Shares	4,528
Class R5 Shares	11,130
Custodian fees (Note 3)	2,048,363
Professional fees	117,060
Accounting fees	208,685
Trustee fees	95,470
Other expenses	517,858

Total Expenses	63,462,269

Less:
Expenses reimbursed by investment advisor (Note 3)	(334,838)
Fees paid indirectly (Note 3)	(186,363)

Net Expenses	62,941,068

Net Investment Income	$10,370,169

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$737,738,789
Foreign currency transactions	(32,084,120)

705,654,669

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $356,490)	511,776,712
Foreign currency translations	(12,806,180)

498,970,532

Net Realized and Unrealized Gain	1,204,625,201

Net Increase in Net Assets Resulting From Operations	$1,214,995,370

See notes to financial statements.

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund	Six Months Ended March 31, 2007 (Unaudited)

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$10,370,169	$74,614,709
Net realized gain on investments and foreign currency transactions	705,654,669	117,445,836
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	498,970,532	786,733,704

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,214,995,370	978,794,249

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,250,580)	(31,195,911)
Class B Shares	(44,606)	(183,287)
Class C Shares	(1,844,845)	(3,436,661)
Class I Shares	(10,958,543)	(19,772,460)
Class R3 Shares†	(1,356,706)	(2,966,495)
Class R5 Shares	(259,687)	(469,362)
From realized gains
Class A Shares	(108,430,245)	(42,242,602)
Class B Shares	(2,187,195)	(917,829)
Class C Shares	(34,058,224)	(12,682,161)
Class I Shares	(53,149,660)	(16,701,676)
Class R3 Shares†	(12,229,262)	(2,457,320)
Class R5 Shares	(1,466,007)	(259,590)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	325,111,758	1,592,927,792
Class B Shares	10,391,931	26,257,162
Class C Shares	237,384,287	519,539,149
Class I Shares	1,219,445,170	943,931,604
Class R3 Shares†	148,973,648	290,585,064
Class R4 Shares	3,100	—
Class R5 Shares	102,735,089	30,251,506

Net Increase in Net Assets	3,020,804,793	4,249,001,172

NET ASSETS:
Beginning of period	8,163,174,351	3,914,173,179

End of period	$11,183,979,144	$8,163,174,351

Undistributed net investment income	$—	$11,154,896

See notes to financial statements.

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal

Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $ 320,534 for Class R3 shares, $5,119 for Class R4 shares, and $9,185 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned net commissions aggregating $414,520 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $110,087 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $186,363. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	41,618,974	$1,168,900,791	87,468,381	$2,184,068,553
Shares issued to shareholders in reinvestment of dividends	3,409,500	92,611,470	2,262,190	54,173,870
Shares repurchased	(33,426,960)	(936,417,326)	(25,705,411)	(645,390,435)
Redemption fees received**	—	16,823	—	75,804

Net Increase (Decrease)	11,601,514	$325,111,758	64,025,160	$1,592,927,792

Class B Shares
Shares sold	442,787	$11,819,152	1,253,957	$29,894,373
Shares issued to shareholders in reinvestment of dividends	61,514	1,584,456	38,925	851,686
Shares repurchased	(112,299)	(3,012,013)	(185,951)	(4,489,669)
Redemption fees received**	—	336	—	772

Net Increase (Decrease)	392,002	$10,391,931	1,106,931	$26,257,162

Class C Shares
Shares sold	11,189,352	$299,971,460	25,567,387	$611,156,817
Shares issued to shareholders in reinvestment of dividends	798,820	20,678,766	413,698	9,175,773
Shares repurchased	(3,101,459)	(83,271,294)	(4,179,001)	(100,805,360)
Redemption fees received**	—	5,355	—	11,919

Net Increase (Decrease)	8,886,713	$237,384,287	21,802,084	$519,539,149

Class I Shares
Shares sold	50,249,818	$1,434,951,319	43,224,765	$1,106,710,515
Shares issued to shareholders in reinvestment of dividends	1,629,979	45,168,978	1,101,563	27,170,524
Shares repurchased	(9,010,496)	(260,685,367)	(7,420,547)	(189,981,388)
Redemption fees received**	—	10,240	—	31,953

Net Increase (Decrease)	42,869,301	$1,219,445,170	36,905,781	$943,931,604

Class R3 Shares
Shares sold	8,650,080	$243,322,466	14,043,775	$352,814,313
Shares issued to shareholders in reinvestment of dividends	426,218	11,603,430	176,361	4,335,854
Shares repurchased	(3,741,222)	(105,954,243)	(2,651,401)	(66,568,696)
Redemption fees received**	—	1,995	—	3,593

Net Increase (Decrease)	5,335,076	$148,973,648	11,568,735	$290,585,064

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R4 Shares*
Shares sold	106	$3,100	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	106	$3,100	—	$—

Class R5 Shares
Shares sold	3,785,974	$109,742,366	1,365,851	$35,030,651
Shares issued to shareholders in reinvestment of dividends	62,266	1,724,851	28,818	726,553
Shares repurchased	(304,241)	(8,732,443)	(212,929)	(5,506,089)
Redemption fees received**	—	315	—	391

Net Increase (Decrease)	3,543,999	$102,735,089	1,181,740	$30,251,506

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $5,425,083,770 and $3,719,801,479, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$9,355,191,496

Gross unrealized appreciation on a tax basis	$1,893,096,209
Gross unrealized depreciation on a tax basis	(25,418,819)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,867,677,390

At March 31, 2007, the Fund has deferred tax basis currency losses occurring subsequent to October 31,2005 of $2,558,536. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
395,000,000 Euro Dollar for 515,917,400 USD	April 04, 2007	$(11,845,849)
1,777,000,000 Mexican Peso for 158,116,764 USD	June 06, 2007	(2,286,464)
710,000,000 Mexican Peso for 64,027,415 USD	April 04, 2007	(279,059)
2,740,000,000 Mexican Peso for 246,919,143 USD	June 06, 2007	(410,540)

Unrealized loss from forward
Sell contracts:		(14,821,912)

1,250,000,000 Mexican Peso for 114,343,213 USD	June 06, 2007	1,510,328

Unrealized gain from forward
Sell contracts:		1,510,328

Net unrealized gain (loss) from forward
Sell contracts:		$(13,311,584)

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	*Six Months Ended March 31, 2007		Year Ended September 30,
Class I Shares:			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.99		$23.19	$18.48	$15.13	$11.96	$12.40

Income from investment operations:
Net investment income (loss)	0.09		0.43	0.28	0.24	0.14	0.10
Net realized and unrealized gain (loss) on investments	3.61		4.06	4.72	3.11	3.03	(0.54)

Total from investment operations	3.70		4.49	5.00	3.35	3.17	(0.44)

Less dividends from:
Net investment income	(0.11)		(0.29)	(0.29)	—	—	—
Realized capital gains	(0.65)		(0.40)	—	—	—	—

Total dividends	(0.76)		(0.69)	(0.29)	—	—	—

Change in net asset value	2.94		3.80	4.71	3.35	3.17	(0.44)
NET ASSET VALUE, end of period	$29.93		$26.99	$23.19	$18.48	$15.13	$11.96

RATIOS/SUPPLEMENTAL DATA
Total return(a)	13.92%		19.76%	27.15%	22.14%	26.51%	(3.55)%
Ratios to average net assets:
Net investment income (loss)	0.66	%(b)	1.67%	1.32%	1.35%	1.07%	0.71%
Expenses, after expense reductions	0.88	%(b)	0.94%	0.99%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.87	%(b)	0.94%	0.99%	0.99%	0.99%	0.99%
Expenses, before expense reductions	0.88	%(b)	0.94%	1.02%	1.11%	1.25%	1.28%
Portfolio turnover rate	39.12%		36.58%	34.17%	35.84%	58.35%	28.39%
Net assets at end of period (000)	$3,539,314		$2,034,453	$892,216	$293,583	$33,511	$19,187

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A—885-215-657, CLASS B—885-215-616, CLASS C—885-215-640, CLASS I—885-215-566, CLASS R3—885-215-525, CLASS R4—815-215-269, CLASS R5—885-215-368

NASDAQ SYMBOLS: CLASS A—TGVAX, CLASS B—THGBX, CLASS C—THGCX, CLASS I—TGVIX, CLASS R3—TGVRX, CLASS R4—THVRX, CLASS R5—TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Pharmaceuticals, Biotechnology & Life Sciences	12.0%	Software & Services	3.2%
Telecommunication Services	10.6%	Capital Goods	3.1%
Banks	10.1%	Technology Hardware & Equipment	3.0%
Materials	9.7%	Utilities	2.9%
Energy	8.3%	Consumer Durables & Apparel	2.3%
Food, Beverage & Tobacco	5.7%	Automobiles & Components	1.7%
Retailing	5.6%	Commercial Services & Supplies	1.0%
Food & Staples Retailing	4.9%	Media	0.9%
Household & Personal Products	3.9%	Transportation	0.7%
Diversified Financials	3.8%	Other Assets and Cash Equivalents	2.9%
Consumer Services	3.7%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/07 (percent of equity holdings)

U.K.	22.8%	Germany	4.4%	Ireland	1.9%
Switzerland	11.4%	Israel	3.5%	Greece	1.8%
France	9.5%	Finland	3.1%	Brazil	1.6%
Japan	9.3%	Netherlands	2.7%	Russia	1.4%
China	7.0%	South Korea	2.2%	Hong Kong	1.4%
Canada	6.5%	Italy	2.0%
Mexico	5.6%	Denmark	1.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 97.08%
AUTOMOBILES & COMPONENTS — 1.71%
AUTOMOBILES — 1.71%
Toyota Motor Corp.	2,986,800	$191,364,053

		191,364,053

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
BANKS — 10.11%
COMMERCIAL BANKS — 10.11%
Allied Irish Banks	7,105,700	$210,251,120
Bank of Yokohama	6,222,630	46,416,257
China Merchants Bank Co., Ltd.+	98,275,530	198,475,442
Lloyds TSB Group plc	25,756,900	283,839,903
Sberbank-CLS	43,135	153,776,275
Shinhan Financial Group Co.	4,145,254	237,929,120

		1,130,688,117

CAPITAL GOODS — 3.13%
AEROSPACE & DEFENSE — 1.55%
Embraer Brasileira de Aeronautica ADR	3,785,845	173,618,852
MACHINERY — 1.58%
Fanuc Ltd.	1,891,200	176,056,212

		349,675,064

COMMERCIAL SERVICES & SUPPLIES — 1.05%
COMMERCIAL SERVICES & SUPPLIES — 1.05%
Secom Co.	2,521,000	117,021,979

		117,021,979

CONSUMER DURABLES & APPAREL — 2.34%
TEXTILES, APPAREL & LUXURY GOODS — 2.34%
LVMH Moët Hennessy Louis Vuitton SA	2,359,496	261,768,028

		261,768,028

CONSUMER SERVICES — 3.70%
HOTELS RESTAURANTS & LEISURE — 3.70%
Carnival plc	4,463,200	215,093,341
OPAP SA	5,173,607	198,488,610

		413,581,951

DIVERSIFIED FINANCIALS — 3.79%
CAPITAL MARKETS — 2.44%
UBS AG	4,601,760	273,420,625
DIVERSIFIED FINANCIAL SERVICES — 1.35%
Hong Kong Exchanges & Clearing Ltd.	15,525,200	151,009,816

		424,430,441

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	value
ENERGY — 8.32%

ENERGY EQUIPMENT & SERVICES — 2.59%
Schlumberger Ltd.	4,190,000	$289,529,000
OIL, GAS & CONSUMABLE FUELS — 5.73%
Canadian Natural Resources Ltd.	3,884,200	214,480,511
China Petroleum & Chemical Corp.	241,229,085	204,072,983
Eni SpA	6,836,700	222,475,159

		930,557,653

FOOD & STAPLES RETAILING — 4.89%

FOOD & STAPLES RETAILING — 4.89%
Alliance Boots plc	16,529,501	333,895,471
WalMart de México	49,872,400	213,030,477

		546,925,948

FOOD, BEVERAGE & TOBACCO — 5.70%

BEVERAGES — 1.88%
Sabmiller plc	9,551,650	209,577,714
FOOD PRODUCTS — 3.82%
Cadbury Schweppes plc	12,290,541	157,692,278
Nestle SA-REG	693,100	269,933,404

		637,203,396

HOUSEHOLD & PERSONAL PRODUCTS — 3.86%

HOUSEHOLD PRODUCTS — 2.15%
Reckitt Benckiser plc	4,622,930	240,712,691
PERSONAL PRODUCTS — 1.71%
Shiseido Co., Ltd.	9,422,600	191,506,509

		432,219,200

MATERIALS — 9.69%

CHEMICALS — 6.91%
Air Liquide SA	985,330	240,216,201
Basf AG	1,377,500	155,086,449
Givaudan AG	177,329	164,027,318
Potash Corp., Inc.	1,337,100	213,842,403
METALS & MINING — 2.78%
Grupo Mexico Series B	34,639,600	161,614,332
Rio Tinto plc	2,613,900	149,271,951

		1,084,058,654

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 0.91%

MEDIA — 0.91%
JC Decaux SA	3,447,763	$101,739,791

		101,739,791

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.96%

PHARMACEUTICALS — 11.96%
Novartis AG	1,232,300	70,683,710
Novartis AG ADR	2,388,700	130,494,681
Novo Nordisk A/S	2,306,300	210,462,409
Roche Holdings AG	1,864,400	329,873,678
Sanofi-Aventis	2,521,500	219,279,322
Teva Pharmaceutical Industries Ltd. ADR	10,059,700	376,534,571

		1,337,328,371

RETAILING — 5.63%

MULTILINE RETAIL — 2.47%
Next Group plc	6,242,900	276,291,590
SPECIALTY RETAIL — 3.16%
Kingfisher plc	44,921,205	245,967,883
Yamada Denki Co Ltd.	1,148,558	107,019,406

		629,278,879

SOFTWARE & SERVICES — 3.16%

SOFTWARE — 3.16%
Amdocs Ltd.+	4,776,600	174,250,368
Nintendo Co, Ltd	614,931	178,728,672

		352,979,040

TECHNOLOGY HARDWARE & EQUIPMENT — 3.01%

COMMUNICATIONS EQUIPMENT — 3.01%
Nokia Oyj	14,646,600	337,116,351

		337,116,351

TELECOMMUNICATION SERVICES — 10.56%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.90%
France Telecom SA	8,027,100	211,993,752

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 8.66%
America Movil S.A. de C.V.	4,824,444	$230,560,179
China Mobile Ltd.	30,926,172	281,416,885
Rogers Communications, Inc.	8,457,800	276,847,347
Vodafone Group plc ADR	6,713,055	180,312,657

		1,181,130,820

TRANSPORTATION — 0.66%
TRANSPORTATION INFRASTRUCTURE — 0.66%
China Merchants Holdings International Co. Ltd.	17,454,508	73,718,406

		73,718,406

UTILITIES — 2.90%
ELECTRIC UTILITIES — 2.90%
E. ON AG	2,388,300	324,720,004

		324,720,004

TOTAL COMMON STOCK (COST $ 8,977,309,285)		10,857,506,146

SHORT TERM INVESTMENTS — 3.27%
Abbey National, 5.21%, 4/3/2007	$64,000,000	63,981,476
General Electric Capital Corp., 5.19%, 4/4/2007	77,000,000	76,966,697
San Paolo, 5.24%, 4/2/2007	74,500,000	74,489,156
San Paolo, 5.28%, 4/5/2007	47,000,000	46,972,427
San Paolo, 5.31%, 4/4/2007	101,000,000	100,955,308
Toyota Credit de Puerto Rico, 5.23%, 4/9/2007	2,000,000	1,997,676

TOTAL SHORT TERM INVESTMENTS (COST $ 365,362,739)		365,362,740

TOTAL INVESTMENTS — 100.35% (COST $ 9,342,672,024)		$11,222,868,886
LIABILITIES NET OF OTHER ASSETS — (0.35)%		(38,889,742)

NET ASSETS — 100.00%		$11,183,979,144

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class I Shares
Actual	$1,000.00	$1,139.20	$4.66
Hypothetical*	$1,000.00	$1,020.58	$4.40

†	Expenses are equal to the annualized expense ratio for Class I (0.87%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2007

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 3/30/01)	18.35%	16.62%	14.13%
MSCI EAFE Index (Since: 3/30/01)	20.20%	15.78%	11.32%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg Core Growth Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

THORNBURG
CORE GROWTH

**This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.**

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

The Morningstar Risk-Adjusted Rating (commonly called the star rating) brings both performance and risk together into one evaluation. To determine a fund’s star rating for a given period (three, five, or ten years), the fund’s Morningstar Risk score is subtracted from its Morningstar Return score. The resulting number is plotted along a bell curve to determine the fund’s rating for each time period: If the fund scores in the top 10% of its broad investment class (domestic stock, international stock, taxable bond, or municipal bond), it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); a place in the middle 55% earns it 3 stars (Average); those in the next 22.5% receive 2 stars (Below Average); and the bottom 10% get 1 star (Lowest). The star ratings are recalculated monthly.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

Left to right: Alexander M.V. Motola, CFA, Brian Summers, CFA, and Greg Dunn.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/07

Portfolio P/E Trailing 12-months*	24.1x
Portfolio Price to Cash Flow*	12.7
Portfolio Price to Book Value*	4.5
Median Market Cap*	$3.9 B
3-Year Beta (Thornburg vs. NASDAQ)*	0.85
Holdings	41

*	Source: FactSet

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2007

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	4.64%	13.47%	20.05%	14.60%	7.72%
With Sales Charge	(0.05)%	8.34%	18.21%	13.55%	6.93%
NASDAQ Composite	0.26%	3.50%	6.69%	5.59%	(0.76)%
Russell 3000 Growth Index	1.29%	6.53%	7.22%	3.81%	(1.15)%

*	Periods under one year are not annualized.

company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/07

Top Contributors	Top Detractors
MEMC Electronic Materials Inc.	Nuvelo Inc.
Las Vegas Sands Corp.	Caremark Rx Inc.
CBOT Holdings Inc.	Aspreva Pharmaceuticals Corp.
Copa Holdings S.A.	ATP Oil & Gas Corp.
JetBlue Airways Corp.	Intel Corp.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/07

TOP TEN HOLDINGS

As of 3/31/07

Amdocs Ltd.	4.0%
Intel Corp.	3.9%
Google Inc.	3.8%
Las Vegas Sands Corp.	3.7%
Lowe’s Companies Inc.	3.5%
MEMC Electronic Materials Inc.	3.5%
Gilead Sciences Inc.	3.3%
Western Union Co.	3.2%
ON Semiconductor Corp.	3.2%
Cytyc Corp.	3.1%

TOP TEN INDUSTRIES

As of 3/31/07

Software & Services	18.7%
Health Care Equip & Services	12.3%
Semiconductors & Equipment	11.9%
Consumer Services	9.3%
Retailing	6.5%
Transportation	6.4%
Tech Hardware & Equipment	5.4%
Utilities	4.7%
Diversified Financials	4.6%
Pharma,Biotech & Life Sciences	4.1%

Awards and Ratings

Thornburg Core Growth Fund

Second year in a row!	2007 Lipper Fund Award
Multi-cap Growth Category
Class I shares won for the 3-year period, among 371 funds
Class A shares won for the 5-year period, among 294 funds

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Awards are given for three-year, five-year, and ten-year periods. The Fund received the 2007 award for all eligible time periods.

2007 Excellence in Fund Management Award
All Cap Growth Category
Issued by Standard & Poor’s/BusinessWeek

Excellence in Fund Management Award winners are selected based on in-depth interviews with portfolio managers. Winners were chosen from 830 funds rated A or B+ for the five years ended December 31, 2006, in the BusinessWeek Mutual

Fund Scoreboard. Ratings are based on risk-adjusted total returns. Eligible funds must also be open to new shareholders, have assets of at least $100 million, a manager with at least five years tenure, and minimum investments of less than $26,000.

Overall Morningstar RatingTM

Morningstar Rating

Mid-Cap Growth Category

Overall Morningstar rating, based on risk-adjusted returns, uses a weighted average of the fund’s three- and five-year ratings; respectively, 5 stars and 5 stars among 829 and 679 Mid-Cap Growth funds, as of 3/31/07.

Past performance does not guarantee future results.

Thornburg Core Growth Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manger

April 19, 2007

Dear Fellow Shareholder:

For the period ended March 31, 2007, the Thornburg Core Growth Fund had strong relative and absolute performance over the past six months. On March 31, 2007, the net asset value (NAV) for the Class A shares was $18.70. At the end of the last fiscal year (September 30, 2006), the Fund’s NAV was $16.38. The Fund’s Class A shares outperformed its benchmark with a total return of 14.16% compared to 7.23% for the NASDAQ Composite Index.

As the Fund’s shareholder base has increased dramatically over the past several years, I would like to highlight our investment philosophy and process. Our investment philosophy is to find promising growth stocks where we have a variance in perception regarding company business development and intrinsic value from Wall Street consensus. If our view of a company’s forward business prospects does not diverge both positively and materially from Wall Street’s consensus expectations, then there is not an excess profit opportunity. Our investment process is grounded in “knowing what we own”. We focus our research efforts on identifying stock specific risks – knowing the business model; the accounting issues; the competitive, regulatory, and legal risks; and the quality of earnings being generated – we feel we are managing our risks at the most basic and important level, the individual security level. We seek to manage portfolio risk by consciously diversifying by capitalization range, geography, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Our focus on risk management is further augmented by our sell discipline. Responsible portfolio management involves identifying the point at which a stock has reached fair value as well as recognizing when an investment thesis is not playing out as planned. As a result, an integral part of our investment process is establishing price targets as well as signposts to measure the development of our thesis. If a stock reaches our price target or alternatively, the company does not meet the milestones we establish, the position will in all likelihood be sold from the portfolio. It is our belief that adhering to an investment strategy that focuses on valuation, growth, and rigorous analysis will reward our shareholders.

Our focus on finding promising growth companies and identifying stock specific risks has been rewarded over the life of the Fund. We believe that attractively priced, growing companies are not confined to specific market capitalization ranges or sectors of the market. Rather, we employ a flexible approach to finding these companies and contributors to performance have come from stocks across the market capitalization spectrum, as well as a variety of industries. The past six months are no exception. Positive stock selection effect occurred in most of the sectors we invested in over the past six months, including Financials, Information Technology,

Consumer Discretionary, Utilities, Industrials, Telecommunication Services, and Consumer Staples. Our stock selection in Energy and Health Care drove a negative selection effect in those sectors. Our underperformance in Health Care was fairly broad based, with Nuvelo, Caremark Rx, and Aspreva Pharmaceuticals among the detractors from total return. Among the contributors, the Fund benefited from investments in MEMC Electronic Materials, Las Vegas Sands, CBOT Holdings, Copa Holdings, JetBlue Airways, Equinix, ON Semiconductor, Hertz Global Holdings, and NYSE Euronext. Fortunately for our Fund shareholders, our focus on identifying stock specific risks resulted in our top contributors adding more to performance than our detractors subtracted. The Thornburg Core Growth Fund has always been a focused portfolio of less than 50 stocks. We subscribe to the belief that when running a focused portfolio of stocks, significant outperformance can come from a few names doing very well, assuming that downside performance can be minimized.

We intend to continue implementing our investment process in a disciplined, consistent manner. Despite the growth in assets that success has brought, we continue to find what we believe to be attractive growth companies. Part of our success can be attributed to the fact that our broad mandate allows us to search in parts of the market not open to managers more tightly constrained to specific style boxes. This flexible approach allows us to do what we love – researching companies and identifying opportunity is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value
Non-controlled affiliated issuers (cost $43,313,373)	$39,342,942
Non-affiliated issuers (cost $1,869,852,573)	2,139,494,283
Cash	1,122,013
Receivable for fund shares sold	26,238,577
Dividends receivable	45,430
Prepaid expenses and other assets	141,498

Total Assets	2,206,384,743

LIABILITIES
Payable for securities purchased	5,784,720
Payable for fund shares redeemed	1,632,154
Unrealized loss on forward exchange contracts (Note 7)	859,009
Payable to investment advisor and other affiliates (Note 3)	2,189,903
Accounts payable and accrued expenses	170,664

Total liabilities	10,636,450

NET ASSETS	$2,195,748,293

NET ASSETS CONSIST OF:
Net investment loss	$(7,087,220)
Net unrealized appreciation on investments	264,812,269
Accumulated net realized gain (loss)	13,487,472
Net capital paid in on shares of beneficial interest	1,924,535,772

$2,195,748,293

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($1,024,611,890 applicable to 54,802,803 shares of beneficial interest outstanding – Note 4)	$18.70
Maximum sales charge, 4.50% of offering price	0.88

Maximum offering price per share	$19.58

Class C Shares:
Net asset value and offering price per share *
($433,314,342 applicable to 24,448,213 shares of beneficial interest outstanding – Note 4)	$17.72

Class I Shares:
Net asset value, offering and redemption price per share
($449,353,977 applicable to 23,582,208 shares of beneficial interest outstanding – Note 4)	$19.05

Class R3 Shares:†
Net asset value, offering and redemption price per share
($226,740,318 applicable to 12,101,366 shares of beneficial interest outstanding – Note 4)	$18.74

Class R4 Shares:
Net asset value, offering and redemption price per share
($3,115 applicable to 167 shares of beneficial interest outstanding – Note 4)	$18.70

Class R5 Shares:
Net asset value, offering and redemption price per share
($61,724,651 applicable to 3,241,352 shares of beneficial interest outstanding – Note 4)	$19.04

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,565,084
Interest income	2,713,181

Total Income	4,278,265

EXPENSES:
Investment advisory fees (Note 3)	6,407,030
Administration fees (Note 3)
Class A Shares	479,303
Class C Shares	187,596
Class I Shares	82,514
Class R3 Shares†	97,045
Class R5 Shares	4,435
Distribution and service fees (Note 3)
Class A Shares	962,808
Class C Shares	1,508,020
Class R3 Shares†	388,894
Transfer agent fees
Class A Shares	473,825
Class C Shares	185,650
Class I Shares	104,878
Class R3 Shares†	95,269
Class R4 Shares	311
Class R5 Shares	5,715
Registration and filing fees
Class A Shares	28,354
Class C Shares	20,067
Class I Shares	37,774
Class R3 Shares†	11,263
Class R4 Shares	4,530
Class R5 Shares	9,273
Custodian fees (Note 3)	143,961
Professional fees	33,765
Accounting fees	24,030
Trustee fees	12,385
Other expenses	137,233

Total Expenses	11,445,928

Less:
Expenses reimbursed by investment advisor (Note 3)	(115,664)
Fees paid indirectly (Note 3)	(46,746)

Net Expenses	11,283,518

Net Investment loss	$(7,005,253)

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$17,368,372
Foreign currency transactions	(750,919)

16,617,453

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 246,409)	161,022,466
Foreign currency translations	(492,567)

160,529,899

Net Realized and Unrealized Gain	177,147,352

Net Increase in Net Assets Resulting From Operations	$170,142,099

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(7,005,253)	$(5,787,915)
Net realized gain (loss) on investments and foreign currency transactions	16,617,453	(3,429,810)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	160,529,899	71,928,633

Net Increase (Decrease) in Net Assets Resulting from operations	170,142,099	62,710,908

DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	—	(2,295,746)
Class C Shares	—	(899,989)
Class I Shares	—	(998,879)
Class R3 Shares†	—	(228,837)
Class R5 Shares	—	(1)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	434,899,091	361,920,829
Class C Shares	214,730,178	134,311,126
Class I Shares	226,744,106	125,861,734
Class R3 Shares†	120,029,690	78,841,386
Class R4 Shares	3,100	—
Class R5 Shares	61,040,605	43,038

Net Increase in Net Assets	1,227,588,869	759,265,569

NET ASSETS:
Beginning of period	968,159,424	208,893,855

End of period	$2,195,748,293	$968,159,424

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to ..675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $10,684 for Class I shares, $91,292 for Class R3 shares, $4,841 for Class R4 shares, and $8,847 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $350,238 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $41,626 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $46,746. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2007		September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	29,645,429	$535,200,156	31,205,445	$490,887,835
Shares issued to shareholders in reinvestment of dividends	—	—	145,954	2,090,059
Shares repurchased	(5,512,156)	(100,301,855)	(8,482,187)	(131,249,232)
Redemption fees received**	—	790	—	192,167

Net Increase (Decrease)	24,133,273	$434,899,091	22,869,212	$361,920,829

Class C Shares
Shares sold	13,193,915	$227,721,654	9,826,021	$147,394,797
Shares issued to shareholders in reinvestment of dividends	—	—	54,556	748,508
Shares repurchased	(754,937)	(12,992,211)	(932,965)	(13,875,119)
Redemption fees received**	—	735	—	42,940

Net Increase (Decrease)	12,438,978	$214,730,178	8,947,612	$134,311,126

Class I Shares
Shares sold	14,395,189	$266,225,867	12,137,575	$193,746,428
Shares issued to shareholders in reinvestment of dividends	—	—	63,694	923,572
Shares repurchased	(2,121,718)	(39,482,864)	(4,369,477)	(68,872,491)
Redemption fees received**	—	1,103	—	64,225

Net Increase (Decrease)	12,273,471	$226,744,106	7,831,792	$125,861,734

Class R3 Shares
Shares sold	7,324,658	$132,971,893	5,664,323	$88,572,584
Shares issued to shareholders in reinvestment of dividends	—	—	15,760	226,474
Shares repurchased	(712,475)	(12,942,727)	(635,940)	(9,972,757)
Redemption fees received**	—	524	—	15,085

Net Increase (Decrease)	6,612,183	$120,029,690	5,044,143	$78,841,386

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2007		September 30, 2006
	Shares	Amount	Shares	Amount
Class R4 Shares*
Shares sold	488	$9,100	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(321)	(6,000)	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	167	$3,100	—	$—

Class R5 Shares
Shares sold	3,348,645	$63,092,555	2,707	$43,064
Shares issued to shareholders in reinvestment of dividends	—	—	—	1
Shares repurchased	(109,998)	(2,052,193)	(2)	(35)
Redemption fees received**	—	243	—	8

Net Increase (Decrease)	3,238,647	$61,040,605	2,705	$43,038

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exemptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,400,508,635 and $400,600,215, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,913,804,055

Gross unrealized appreciation on a tax basis	$290,568,921
Gross unrealized depreciation on a tax basis	(25,535,751

Net unrealized appreciation (depreciation) on investments (tax basis)	$265,033,170

At March 31, 2007, the Fund has deferred tax basis currency and capital losses occurring subsequent to October 31, 2005 of $81,967 and $1,926,292 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

At March 31, 2007, the Fund had tax basis capital losses of $587,448, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2014.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
2,000,000,000 Philippine Peso for 40,609,137 USD	June 18, 2007	$(859,009)

Net unrealized gain (loss) from forward Sell contracts:		$(859,009)

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,
Class A Shares:			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.38		14.21	$10.87	$10.11	$6.45	$7.80

Income from investment operations:
Net investment income (loss)	(0.07)		(0.14)	(0.14)	(0.15)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	2.39		2.54	3.48	0.90	3.77	(1.23)

Total from investment operations	2.32		2.40	3.34	0.75	3.64	(1.35)

Less dividends from:
Realized capital gains	—		(0.24)	—	—	—	—

Redemption fees added to paid in capital	—		0.01	—	0.01	0.02	—

Change in net asset value	2.32		2.17	3.34	0.76	3.66	(1.35)

NET ASSET VALUE, end of period	$18.70		$16.38	$14.21	$10.87	$10.11	$6.45

RATIOS/SUPPLEMENTAL DATA

Total return(a)	14.16%		17.20%	30.73%	7.52%	56.74%	(17.31)%
Ratios to average net assets:
Net investment income (loss)	(0.82	)%(b)	(0.86)%	(1.14)%	(1.37)%	(1.43)%	(1.44)%
Expenses, after expense reductions	1.37	% (b)	1.48%	1.60%	1.62%	1.65%	1.64%
Expenses, after expense reductions and net of custody credits	1.36	% (b)	1.46%	1.57%	1.61%	1.63%	1.63%
Expenses, before expense reductions	1.37	% (b)	1.48%	1.60%	1.70%	2.03%	2.39%

Portfolio turnover rate	27.47%		98.00%	115.37%	108.50%	102.91%	212.17%

Net assets at end of period (000)	$1,024,612		$502,345	$110,836	$40,899	$36,247	$5,685

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,
Class C Shares:			2006	2005	2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$15.59		$13.63	$10.51	$9.85	$6.38	$7.76

Income from investment operations:
Net investment income (loss)	(0.14)		(0.24)	(0.23)	(0.22)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	2.27		2.43	3.35	0.88	3.65	(1.20)

Total from investment operations	2.13		2.19	3.12	0.66	3.47	(1.38)

Less dividends from:
Realized capital gains	—		(0.24)	—	—	—	—

Redemption fees added to paid in capital	—		0.01	—	—	—	—

Change in net asset value	2.13		1.96	3.12	0.66	3.47	(1.38)

NET ASSET VALUE, end of period	$17.72		$15.59	$13.63	$10.51	$9.85	$6.38

RATIOS/SUPPLEMENTAL DATA

total return(a)	13.66%		16.38%	29.69%	6.70%	54.39%	(17.78)%
Ratios to average net assets:
Net investment income (loss)	(1.58	)%(b)	(1.63)%	(1.91)%	(2.13)%	(2.19)%	(2.19)%
Expenses, after expense reductions	2.13	%(b)	2.25%	2.37%	2.38%	2.40%	2.39%
Expenses, after expense reductions and net of custody credits	2.12	%(b)	2.23%	2.34%	2.37%	2.38%	2.38%
Expenses, before expense reductions	2.13	%(b)	2.25%	2.37%	2.52%	3.35%	3.45%

Portfolio turnover rate	27.47%		98.00%	115.37%	108.50%	102.91%	212.17%

Net assets at end of period (000)	$433,314		$187,180	$41,737	$14,693	$7,146	$1,892

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,		Period Ended September 30,
Class I Shares:			2006	2005	2004(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.66		$14.37	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.04)		(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.43		2.58	3.51	0.14

Total from investment operations	2.39		2.52	3.44	0.06

Less dividends from:
Realized capital gains	—		(0.24)	—	—

Redemption fees added to paid in capital	—		0.01	—	—

Change in net asset value	2.39		2.29	3.44	0.06

NET ASSET VALUE, end of period	$19.05		$16.66	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA

Total return(a)	14.35%		17.85%	31.47%	0.55%

Ratios to average net assets:
Net investment income (loss)	(0.44	)%(b)	(0.40)%	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	0.99	%(b)	1.01%	1.02%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.98	%(b)	0.99%	0.99%	0.99	%(b)
Expenses, before expense reductions	1.00	%(b)	1.10%	1.15%	1.31	%(b)

Portfolio turnover rate	27.47%		98.00%	115.37%	108.50%

Net assets at end of period (000)	$449,354		$188,422	$49,975	$21,578

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I shares was November 3, 2003.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30, 2003(c)
Class R3 Shares:(e)			2006	2005	2004
PER SHARE PERFORMANCE

(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.43		$14.26	$10.90	$10.11	$9.59

Income from investment operations:
Net investment income (loss)	(0.09)		(0.14)	(0.14)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	2.40		2.54	3.50	0.91	0.55

Total from investment operations	2.31		2.40	3.36	0.79	0.52

Less dividends from:
Realized capital gains	—		(0.24)	—	—	—

Redemption fees added to paid in capital	—		0.01	—	—	—

Change in net asset value	2.31		2.17	3.36	0.79	0.52

NET ASSET VALUE, end of period	$18.74		$16.43	$14.26	$10.90	$10.11

RATIOS/SUPPLEMENTAL DATA

Total return(a)	14.06%		17.14%	30.83%	7.81%	5.42%
Ratios to average net assets:
Net investment income (loss)	(0.96	)%(b)	(0.90)%	(1.08)%	(1.17)%	(1.06	)%(b)
Expenses, after expense reductions	1.51	%(b)	1.53%	1.52%	1.50%	1.65	%(b)
Expenses, after expense reductions and net of custody credits	1.50	%(b)	1.50%	1.49%	1.49%	1.65	%(b)
Expenses, before expense reductions	1.62	%(b)	1.73%	3.56%	722.79%†	22,219.77	%(b)†

Portfolio turnover rate	27.47%		98.00%	115.37%	108.50%	102.91%

Net assets at end of period (000)	$226,740		$90,167	$6,345	$16	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 shares was July 1, 2003.
(d)	Net assets at end of year were less than $1,000.
(e)	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

Class R4 Shares:	*Period Ended March 31, 2007(c)
PER SHARE PERFORMANCE

(for a share outstanding throughout the period)+

Net asset value, beginning of period	$18.90

Income from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.18)

Total from investment operations	(0.20)

Less dividends from:
Net investment income	—

Change in net asset value	(0.20)

NET ASSET VALUE, end of period	$18.70

RATIOS/SUPPLEMENTAL DATA

Total return(a)	(1.06)%
Ratios to average net assets:
Net investment income (loss)	(0.59	)%(b)
Expenses, after expense reductions	1.27	%(b)
Expenses, after expense reductions and net of custody credits	1.27	%(b)
Expenses, before expense reductions	8,423.91	%(b)†

Portfolio turnover rate	27.47%

Net assets at end of period (000)	$3

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R4 shares was February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

Class R5 Shares:	*Six Months Ended March 31, 2007		Period ended September 30, 2006(b)
PER SHARE PERFORMANCE

(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.65		$14.43

Income from investment operations:
Net investment income (loss)	(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments	2.43		2.51

Total from investment operations	2.39		2.45

Less dividends from:
Realized capital gains	—		(0.24)
Redemption fees added to paid in capital	—		0.01

Change in net asset value	2.39		2.22

NET ASSET VALUE, end of period	$19.04		$16.65

RATIOS/SUPPLEMENTAL DATA

Total return(a)	14.35%		17.29%
Ratios to average net assets:
Net investment income (loss)	(0.47	)%(b)	(0.38	)%(b)
Expenses, after expense reductions	0.98	%(b)	1.01	%(b)
Expenses, after expense reductions and net of custody credits	0.97	%(b)	0.99	%(b)
Expenses, before expense reductions	1.08	%(b)	176.54	%(b)†

Portfolio turnover rate	27.47%		98.00%

Net assets at end of period (000)	$61,725		$45

(a)	Not annualized for periods less than one year.
(b)	Effective date of Class R5 shares was October 3, 2005.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A—885-215-582, CLASS C—885-215-574, CLASS I—885-215-475, CLASS R3—885-215-517, CLASS R4—885-215-251, CLASS R5—885-215-350

NASDAQ SYMBOLS: CLASS A—THCGX, CLASS C—TCGCX, CLASS I—THIGX, CLASS R3—THCRX, CLASS R4—TCGRX, CLASS R5—THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Software & Services	18.7%	Pharmaceuticals, Biotechnology & Life Sciences	4.1%
Health Care Equipment & Services	12.3%	Media	4.1%
Semiconductors & Semiconductor Equipment	11.9%	Telecommunication Services	2.9%
Consumer Services	9.3%	Energy	1.9%
Retailing	6.5%	Food, Beverage & Tobacco	0.9%
Transportation	6.4%	Commercial Services & Supplies	0.5%
Technology, Hardware & Equipment	5.4%	Insurance	0.2%
Utilities	4.7%	Other Assets and Cash Equivalents	5.6%
Diversified Financials	4.6%

	Shares/ Principal Amount	Value
COMMON STOCK — 94.36%
COMMERCIAL SERVICES & SUPPLIES — 0.47%
COMMERCIAL SERVICES & SUPPLIES — 0.47%
Paxys, Inc.+	17,281,600	$10,207,784

		10,207,784

CONSUMER SERVICES — 9.34%
DIVERSIFIED CONSUMER SERVICES — 1.89%
Bright Horizons Family Solutions, Inc.+	1,095,413	41,351,841
HOTELS RESTAURANTS & LEISURE — 7.45%
FU JI Food & Catering Services	9,582,500	30,108,194
Las Vegas Sands Corp.+	932,700	80,781,147
Wyndham Worldwide Corp.+	1,544,900	52,758,335

		204,999,517

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 4.55%
CAPITAL MARKETS — 1.62%
Affiliated Managers Group, Inc.+	328,625	$35,606,519
DIVERSIFIED FINANCIAL SERVICES — 2.93%
NYSE Euronext+	686,946	64,401,187

		100,007,706

ENERGY — 1.86%
OIL, GAS & CONSUMABLE FUELS — 1.86%
ATP Oil & Gas Corp.+	1,087,146	40,876,690

		40,876,690

FOOD, BEVERAGE & TOBACCO — 0.95%
FOOD PRODUCTS — 0.95%
China Milk Products Group Ltd.+	25,042,000	20,797,495

		20,797,495

HEALTH CARE EQUIPMENT & SERVICES — 12.30%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.09%
Cytyc Corp.+	1,984,100	67,876,061
HEALTH CARE PROVIDERS & SERVICES — 5.78%
UnitedHealth Group, Inc.	1,259,800	66,731,606
WellPoint, Inc.+	741,500	60,135,650
HEALTH CARE TECHNOLOGY — 3.43%
Allscripts Healthcare Solutions, Inc.+	2,037,989	54,638,485
Systems Xcellence, Inc.+(1)	1,094,400	20,627,236

		270,009,038

INSURANCE — 0.18%
INSURANCE — 0.18%
Amtrust Financial Services, Inc.	381,796	4,031,766

		4,031,766

MEDIA — 4.12%
MEDIA — 4.12%
DIRECTV Group, Inc.+	1,146,621	26,452,546
Virgin Media, Inc.	2,539,300	64,117,325

		90,569,871

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.14%
BIOTECHNOLOGY — 3.29%
Gilead Sciences, Inc.+	944,850	$72,281,025
PHARMACEUTICALS — 0.85%
Santarus, Inc.+(1)	2,658,481	18,715,706

		90,996,731

RETAILING — 6.56%
MULTILINE RETAIL — 3.02%
Kohl’s Corp.+	865,300	66,290,633
SPECIALTY RETAIL — 3.54%
Lowe’s Cos. Inc.	2,469,900	77,777,151

		144,067,784

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 11.89%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 11.89%
Austriamicrosystems AG+	493,934	28,941,366
Intel Corp.	4,421,500	84,583,295
MEMC Electronic Materials, Inc.+	1,261,900	76,445,902
ON Semiconductor Corp.+	7,959,603	70,999,659

		260,970,222

SOFTWARE & SERVICES — 18.65%
INTERNET SOFTWARE & SERVICES — 7.78%
Equinix, Inc.+	508,044	43,503,808
Google, Inc.+	183,950	84,278,532
Vistaprint Ltd.+	1,125,134	43,092,632
IT SERVICES — 3.97%
Satyam Computer	1,474,400	15,926,166
Western Union Co.	3,246,800	71,267,260
SOFTWARE — 6.90%
Amdocs Ltd.+	2,437,125	88,906,320
Microsoft Corp.	2,243,200	62,517,984

		409,492,702

TECHNOLOGY HARDWARE & EQUIPMENT — 5.40%
COMMUNICATIONS EQUIPMENT — 1.54%
Riverbed Technology, Inc.+	1,225,492	33,872,599
COMPUTERS & PERIPHERALS — 2.75%
Diebold, Inc.	1,265,400	60,372,234

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.11%
Nice SpA+	3,016,828	$24,321,230

		118,566,063

TELECOMMUNICATION SERVICES — 2.88%

WIRELESS TELECOMMUNICATION SERVICES — 2.88%
America Movil SA	26,327,000	63,204,358

		63,204,358

TRANSPORTATION — 6.40%

AIRLINES — 3.33%
Copa Holdings SA	954,240	49,133,818
JetBlue Airways Corp.+	2,075,400	23,887,854
ROAD & RAIL — 3.07%
Hertz Global Holdings, Inc.+	2,844,100	67,405,170

		140,426,842

UTILITIES — 4.67%

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 4.67%
Ormat Technologies, Inc.	1,190,708	49,962,108
Pnoc Energy Development Corp.+	416,685,900	52,679,461

		102,641,569

TOTAL COMMON STOCK (Cost $1,806,194,859)		2,071,866,138

SHORT TERM INVESTMENTS — 4.87%
San Paolo, 5.31%, 4/4/2007	$27,000,000	26,988,053
San Paolo, 5.32%, 4/3/2007	34,000,000	33,989,951
Toyota Credit de Puerto Rico, 5.25%, 4/3/2007	1,000,000	999,708
UBS Finance, 5.30%, 4/2/2007	45,000,000	44,993,375

TOTAL SHORT TERM INVESTMENTS (Cost $106,971,087)		106,971,087

TOTAL INVESTMENTS — 99.23% (Cost $1,913,165,946)		$2,178,837,225

OTHER ASSETS LESS LIABILITIES — 0.77%		16,911,068

NET ASSETS — 100.00%		$2,195,748,293

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

Footnote legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

	Shares at	Gross	Gross	Shares at	Market Value	Dividend
Issuer	Sept. 30, 2006	Additions	Reductions	Mar. 31, 2007	Mar. 31, 2007	Income
Santarus, Inc.	—	2,658,481	—	2,658,481	18,715,706	—
Systems Xcellence, Inc.	—	1,094,400	—	1,094,400	20,627,236	—

Total non-controlled “affiliated companies” — 1.79% of Net Assets

See notes to financial statements.

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000.00	$1,141.60	$7.27
Hypothetical*	$1,000.00	$1,018.14	$6.85
Class C Shares
Actual	$1,000.00	$1,136.60	$11.30
Hypothetical*	$1,000.00	$1,014.35	$10.66
Class I Shares
Actual	$1,000.00	$1,143.50	$5.26
Hypothetical*	$1,000.00	$1,020.02	$4.96
Class R3 Shares‡
Actual	$1,000.00	$1,140.60	$8.01
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$967.30	$6.23
Hypothetical*	$1,000.00	$1,018.60	$6.39
Class R5 Shares
Actual	$1,000.00	$1,143.50	$5.18
Hypothetical*	$1,000.00	$1,020.10	$4.88

†	Expenses are equal to the annualized expense ratio for each class (A: 1.36%; C: 2.12%; I: 0.98%; R3: 1.50%; R4: 1.27% and R5: 0.97%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.
‡	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite (December 27, 2000 to March 31, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2007 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	8.34%	13.55%	6.93%
C Shares (Incep: 12/27/00)	11.58%	13.58%	6.81%
R3 Shares (Incep: 7/01/03)	13.37%	—	20.08%
R4 Shares (Incep: 2/01/07)	—	—	(1.06)%*
R5 Shares (Incep: 10/03/05)	13.94%	—	21.78%
NASDAQ Composite Index (Since: 12/27/00)	3.50%	5.59%	(0.76)%

*	Not annualized for periods less than one year

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R3, R4, and R5 shares. Class R3, R4, and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPlE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

# Thornburg Core Growth Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

THORNBURG
CORE GROWTH

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

The Morningstar Risk-Adjusted Rating (commonly called the star rating) brings both performance and risk together into one evaluation. To determine a fund’s star rating for a given period (three, five, or ten years), the fund’s Morningstar Risk score is subtracted from its Morningstar Return score. The resulting number is plotted along a bell curve to determine the fund’s rating for each time period: If the fund scores in the top 10% of its broad investment class (domestic stock, international stock, taxable bond, or municipal bond), it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); a place in the middle 35% earns it 3 stars (Average); those in the next 22.5% receive 2 stars (Below Average); and the bottom 10% get 1 star (Lowest). The star ratings are recalculated monthly.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The total annual fund operating expense of Class I shares is 1.10%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. The subsidized expense ratio reflects the annual operating expenses of the Fund minus any fee waivers or expense reimbursements. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/07

Portfolio P/E Trailing 12-months*	24.1x
Portfolio Price to Cash Flow*	12.7
Portfolio Price to Book Value*	4.5
Median Market Cap*	$3.9 B
3-Year Beta (Thornburg vs. NASDAQ)*	0.85
Holdings	41

*	Source: FactSet

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2007

	YTD	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 11/3/03)	4.73%	13.94%	20.67%	18.46%
NASDAQ Composite	0.26%	3.50%	6.69%	6.28%
Russell 3000 Growth Index	1.29%	6.53%	7.22%	7.78%

*	Periods under one year are not annualized.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/07

Top Contributors	Top Detractors
MEMC Electronic Materials Inc.	Nuvelo Inc.
Las Vegas Sands Corp.	Caremark Rx Inc.
CBOT Holdings Inc.	Aspreva Pharmaceuticals Corp.
Copa Holdings S.A.	ATP Oil & Gas Corp.
JetBlue Airways Corp.	Intel Corp.

Source: FactSet

TOP TEN HOLDINGS

As of 3/31/07

Amdocs Ltd.	4.0%
Intel Corp.	3.9%
Google Inc.	3.8%
Las Vegas Sands Corp.	3.7%
Lowe’s Companies Inc.	3.5%
MEMC Electronic Materials Inc.	3.5%
Gilead Sciences Inc.	3.3%
Western Union Co.	3.2%
ON Semiconductor Corp.	3.2%
Cytyc Corp.	3.1%

TOP TEN INDUSTRIES

As of 3/31/07

Software & Services	18.7%
Health Care Equip & Services	12.3%
Semiconductors & Equipment	11.9%
Consumer Services	9.3%
Retailing	6.5%
Transportation	6.4%
Tech Hardware & Equipment	5.4%
Utilities	4.7%
Diversified Financials	4.6%
Pharma, Biotech & Life Sciences	4.1%

Awards and Ratings

Thornburg Core Growth Fund

2007 Lipper Fund Award

Multi-cap Growth Category

Class I shares won for the 3-year period, among 371 funds

Class A shares won for the 5-year period, among 294 funds

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Awards are given for three-year, five-year, and ten-year periods. The Fund received the 2007 award for all eligible time periods.

2007 Excellence in Fund Management Award

All Cap Growth Category

Issued by Standard & Poor’s/BusinessWeek

Excellence in Fund Management Award winners are selected based on in-depth interviews with portfolio managers. Winners were chosen from 830 funds rated A or B+ for the five years ended December 31, 2006, in the BusinessWeek Mutual Fund Scoreboard. Ratings are based on risk-adjusted total returns. Eligible funds must also be open to new shareholders, have assets of at least $100 million, a manager with at least five years tenure, and minimum investments of less than $26,000.

Morningstar Rating

Mid-Cap Growth Category

Overall Morningstar rating for Class I shares, based on risk-adjusted returns, uses the Fund’s three-year rating of 5 stars among 829 Mid-Cap Growth funds, as of 3/31/07.

Past performance does not guarantee future results.

Thornburg Core Growth Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Letter to Shareholders

Alexander M.V.Motola, CFA Portfolio Manager

April 19, 2007

Dear Fellow Shareholder:

For the period ended March 31, 2007, the Thornburg Core Growth Fund had strong relative and absolute performance over the past six months. On March 31, 2007, the net asset value (NAV) for the Class I shares was $19.05. At the end of the last fiscal year (September 30, 2006), the Fund’s NAV was $16.66. The Fund’s Class I shares outperformed its benchmark with a total return of 14.35% compared to 7.23% for the NASDAQ Composite Index.

As the Fund’s shareholder base has increased dramatically over the past several years, I would like to highlight our investment philosophy and process. Our investment philosophy is to find promising growth stocks where we have a variance in perception regarding company business development and intrinsic value from Wall Street consensus. If our view of a company’s forward business prospects does not diverge both positively and materially from Wall Street’s consensus expectations, then there is not an excess profit opportunity. Our investment process is grounded in “knowing what we own”. We focus our research efforts on identifying stock specific risks – knowing the business model; the accounting issues; the competitive, regulatory, and legal risks; and the quality of earnings being generated – we feel we are managing our risks at the most basic and important level, the individual security level. We seek to manage portfolio risk by consciously diversifying by capitalization range, geography, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Our focus on risk management is further augmented by our sell discipline. Responsible portfolio management involves identifying the point at which a stock has reached fair value as well as recognizing when an investment thesis is not playing out as planned. As a result, an integral part of our investment process is establishing price targets as well as signposts to measure the development of our thesis. If a stock reaches our price target or alternatively, the company does not meet the milestones we establish, the position will in all likelihood be sold from the portfolio. It is our belief that adhering to an investment strategy that focuses on valuation, growth, and rigorous analysis will reward our shareholders.

Our focus on finding promising growth companies and identifying stock specific risks has been rewarded over the life of the Fund. We believe that attractively priced, growing companies are not confined to specific market capitalization ranges or sectors of the market. Rather, we employ a flexible approach to finding these companies and contributors to performance have come from stocks across the market capitalization spectrum, as well as a variety of industries. The past six months are no exception. Positive stock selection effect occurred in most of the sectors we invested in over the past six months, including Financials, Information Technology,

Consumer Discretionary, Utilities, Industrials, Telecommunication Services, and Consumer Staples. Our stock selection in Energy and Health Care drove a negative selection effect in those sectors. Our underperformance in Health Care was fairly broad based, with Nuvelo, Caremark Rx, and Aspreva Pharmaceuticals among the detractors from total return. Among the contributors, the Fund benefited from investments in MEMC Electronic Materials, Las Vegas Sands, CBOT Holdings, Copa Holdings, JetBlue Airways, Equinix, ON Semiconductor, Hertz Global Holdings, and NYSE Euronext. Fortunately for our Fund shareholders, our focus on identifying stock specific risks resulted in our top contributors adding more to performance than our detractors subtracted. The Thornburg Core Growth Fund has always been a focused portfolio of less than 50 stocks. We subscribe to the belief that when running a focused portfolio of stocks, significant outperformance can come from a few names doing very well, assuming that downside performance can be minimized.

We intend to continue implementing our investment process in a disciplined, consistent manner. Despite the growth in assets that success has brought, we continue to find what we believe to be attractive growth companies. Part of our success can be attributed to the fact that our broad mandate allows us to search in parts of the market not open to managers more tightly constrained to specific style boxes. This flexible approach allows us to do what we love – researching companies and identifying opportunity is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value
Non-controlled affiliated issuers (cost $ 43,313,373)	$39,342,942
Non-affiliated issuers (cost $ 1,869,852,573)	2,139,494,283
Cash	1,122,013
Receivable for fund shares sold	26,238,577
Dividends receivable	45,430
Prepaid expenses and other assets	141,498

Total Assets	2,206,384,743

LIABILITIES
Payable for securities purchased	5,784,720
Payable for fund shares redeemed	1,632,154
Unrealized loss on forward exchange contracts (Note 7)	859,009
Payable to investment advisor and other affiliates (Note 3)	2,189,903
Accounts payable and accrued expenses	170,664

Total Liabilities	10,636,450

NET ASSETS	$2,195,748,293

NET ASSETS CONSIST OF:
Net investment loss	$(7,087,220)
Net unrealized appreciation on investments	264,812,269
Accumulated net realized gain (loss)	13,487,472
Net capital paid in on shares of beneficial interest	1,924,535,772

$2,195,748,293

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,024,611,890 applicable to 54,802,803 shares of beneficial interest outstanding—Note 4)	$18.70
Maximum sales charge, 4.50% of offering price	0.88

Maximum offering price per share	$19.58

Class C Shares:
Net asset value and offering price per share * ($433,314,342 applicable to 24,448,213 shares of beneficial interest outstanding—Note 4)	$17.72

Class I Shares:
Net asset value, offering and redemption price per share ($449,353,977 applicable to 23,582,208 shares of beneficial interest outstanding—Note 4)	$19.05

Class R3 Shares:†
Net asset value, offering and redemption price per share ($226,740,318 applicable to 12,101,366 shares of beneficial interest outstanding—Note 4)	$18.74

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,115 applicable to 167 shares of beneficial interest outstanding—Note 4)	$18.70

Class R5 Shares:
Net asset value, offering and redemption price per share ($61,724,651 applicable to 3,241,352 shares of beneficial interest outstanding—Note 4)	$19.04

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,565,084
Interest income	2,713,181

Total Income	4,278,265

EXPENSES:
Investment advisory fees (Note 3)	6,407,030
Administration fees (Note 3)
Class A Shares	479,303
Class C Shares	187,596
Class I Shares	82,514
Class R3 Shares†	97,045
Class R5 Shares	4,435
Distribution and service fees (Note 3)
Class A Shares	962,808
Class C Shares	1,508,020
Class R3 Shares†	388,894
Transfer agent fees
Class A Shares	473,825
Class C Shares	185,650
Class I Shares	104,878
Class R3 Shares†	95,269
Class R4 Shares	311
Class R5 Shares	5,715
Registration and filing fees
Class A Shares	28,354
Class C Shares	20,067
Class I Shares	37,774
Class R3 Shares†	11,263
Class R4 Shares	4,530
Class R5 Shares	9,273
Custodian fees (Note 3)	143,961
Professional fees	33,765
Accounting fees	24,030
Trustee fees	12,385
Other expenses	137,233

Total Expenses	11,445,928
Less:
Expenses reimbursed by investment advisor (Note 3)	(115,664)
Fees paid indirectly (Note 3)	(46,746)

Net Expenses	11,283,518

Net Investment loss	$(7,005,253)

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Core Growth Fund	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$17,368,372
Foreign currency transactions	(750,919)

16,617,453

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $246,409)	161,022,466
Foreign currency translations	(492,567)

160,529,899

Net Realized and Unrealized Gain	177,147,352

Net Increase in Net Assets Resulting From Operations	$170,142,099

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(7,005,253)	$(5,787,915)
Net realized gain (loss) on investments and foreign currency transactions	16,617,453	(3,429,810)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	160,529,899	71,928,633

Net Increase (Decrease) in Net Assets Resulting from operations	170,142,099	62,710,908

DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	—	(2,295,746)
Class C Shares	—	(899,989)
Class I Shares	—	(998,879)
Class R3 Shares†	—	(228,837)
Class R5 Shares	—	(1)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	434,899,091	361,920,829
Class C Shares	214,730,178	134,311,126
Class I Shares	226,744,106	125,861,734
Class R3 Shares†	120,029,690	78,841,386
Class R4 Shares	3,100	—
Class R5 Shares	61,040,605	43,038

Net Increase in Net Assets	1,227,588,869	759,265,569

NET ASSETS:
Beginning of period	968,159,424	208,893,855

End of period	$2,195,748,293	$968,159,424

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

NOTE 1– ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $10,684 for Class I shares, $91,292 for Class R3 shares, $4,841 for Class R4 shares, and $8,847 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $350,238 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $41,626 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $46,746. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	29,645,429	$535,200,156	31,205,445	$490,887,835
Shares issued to shareholders in reinvestment of dividends	—	—	145,954	2,090,059
Shares repurchased	(5,512,156)	(100,301,855)	(8,482,187)	(131,249,232)
Redemption fees received**	—	790	—	192,167

Net Increase (Decrease)	24,133,273	$434,899,091	22,869,212	$361,920,829

Class C Shares
Shares sold	13,193,915	$227,721,654	9,826,021	$147,394,797
Shares issued to shareholders in reinvestment of dividends	—	—	54,556	748,508
Shares repurchased	(754,937)	(12,992,211)	(932,965)	(13,875,119)
Redemption fees received**	—	735	—	42,940

Net Increase (Decrease)	12,438,978	$214,730,178	8,947,612	$134,311,126

Class I Shares
Shares sold	14,395,189	$266,225,867	12,137,575	$193,746,428
Shares issued to shareholders in reinvestment of dividends	—	—	63,694	923,572
Shares repurchased	(2,121,718)	(39,482,864)	(4,369,477)	(68,872,491)
Redemption fees received**	—	1,103	—	64,225

Net Increase (Decrease)	12,273,471	$226,744,106	7,831,792	$125,861,734

Class R3 Shares
Shares sold	7,324,658	$132,971,893	5,664,323	$88,572,584
Shares issued to shareholders in reinvestment of dividends	—	—	15,760	226,474
Shares repurchased	(712,475)	(12,942,727)	(635,940)	(9,972,757)
Redemption fees received**	—	524	—	15,085

Net Increase (Decrease)	6,612,183	$120,029,690	5,044,143	$78,841,386

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class R4 Shares*
Shares sold	488	$9,100	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(321)	(6,000)	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	167	$3,100	—	$—

Class R5 Shares
Shares sold	3,348,645	$63,092,555	2,707	$43,064
Shares issued to shareholders in reinvestment of dividends	—	—	—	1
Shares repurchased	(109,998)	(2,052,193)	(2)	(35)
Redemption fees received**	—	243	—	8

Net Increase (Decrease)	3,238,647	$61,040,605	2,705	$43,038

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exemptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,400,508,635 and $400,600,215, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,913,804,055

Gross unrealized appreciation on a tax basis	$290,568,921
Gross unrealized depreciation on a tax basis	(25,535,751)

Net unrealized appreciation (depreciation) on investments (tax basis)	$265,033,170

At March 31, 2007, the Fund has deferred tax basis currency and capital losses occurring subsequent to October 31, 2005 of $81,967 and $1,926,292 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

At March 31, 2007, the Fund had tax basis capital losses of $587,448, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2014.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
2,000,000,000 Philippine Peso for 40,609,137 USD	June 18, 2007	$(859,009)

Net unrealized gain (loss) from forward Sell contracts:		$(859,009)

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31,	Year Ended September 30,		Period Ended September 30,
	2007	2006	2005	2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.66	$14.37	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.04)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.43	2.58	3.51	0.14

Total from investment operations	2.39	2.52	3.44	0.06

Less dividends from:
Realized capital gains	—	(0.24)	—	—

Redemption fees added to paid in capital	—	0.01	—	—

Change in net asset value	2.39	2.29	3.44	0.06

NET ASSET VALUE, end of period	$19.05	$16.66	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA

Total return(a)	14.35%		17.85%	31.47%	0.55%

Ratios to average net assets:
Net investment income (loss)	(0.44	)%(b)	(0.40)%	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	0.99	% (b)	1.01%	1.02%	1.00	% (b)
Expenses, after expense reductions and net of custody credits	0.98	% (b)	0.99%	0.99%	0.99	% (b)
Expenses, before expense reductions	1.00	% (b)	1.10%	1.15%	1.31	% (b)

Portfolio turnover rate	27.47%		98.00%	115.37%	108.50%

Net assets at end of period (000)	$449,354		$188,422	$49,975	$21,578

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I shares was November 3, 2003.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A—885-215-582, CLASS C—885-215-574, CLASS I—885-215-475, CLASS R3—885-215-517, CLASS

R4—885-215-251, CLASS R5—885-215-350

NASDAQ SYMBOLS: CLASS A—THCGX, CLASS C—TCGCX, CLASS I—THIGX, CLASS R3—THCRX, CLASS R4—TCGRX, CLASS R5—THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Software & Services	18.7%	Pharmaceuticals, Biotechnology & Life Sciences	4.1%
Health Care Equipment & Services	12.3%	Media	4.1%
Semiconductors & Semiconductor Equipment	11.9%	Telecommunication Services	2.9%
Consumer Services	9.3%	Energy	1.9%
Retailing	6.5%	Food, Beverage & Tobacco	0.9%
Transportation	6.4%	Commercial Services & Supplies	0.5%
Technology, Hardware & Equipment	5.4%	Insurance	0.2%
Utilities	4.7%	Other Assets and Cash Equivalents	5.6%
Diversified Financials	4.6%

	Shares/ Principal Amount	Value
COMMON STOCK — 94.36%
COMMERCIAL SERVICES & SUPPLIES — 0.47%
COMMERCIAL SERVICES & SUPPLIES — 0.47%
Paxys, Inc.+	17,281,600	$10,207,784

		10,207,784

CONSUMER SERVICES — 9.34%
DIVERSIFIED CONSUMER SERVICES — 1.89%
Bright Horizons Family Solutions, Inc.+	1,095,413	41,351,841
HOTELS RESTAURANTS & LEISURE — 7.45%
FU JI Food & Catering Services	9,582,500	30,108,194
Las Vegas Sands Corp.+	932,700	80,781,147
Wyndham Worldwide Corp.+	1,544,900	52,758,335

		204,999,517

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 4.55%
CAPITAL MARKETS — 1.62%
Affiliated Managers Group, Inc.+	328,625	$35,606,519
DIVERSIFIED FINANCIAL SERVICES — 2.93%
NYSE Euronext+	686,946	64,401,187

		100,007,706

ENERGY — 1.86%
OIL, GAS & CONSUMABLE FUELS — 1.86%
ATP Oil & Gas Corp.+	1,087,146	40,876,690

		40,876,690

FOOD, BEVERAGE & TOBACCO — 0.95%
FOOD PRODUCTS — 0.95%
China Milk Products Group Ltd.+	25,042,000	20,797,495

		20,797,495

HEALTH CARE EQUIPMENT & SERVICES — 12.30%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.09%
Cytyc Corp.+	1,984,100	67,876,061
HEALTH CARE PROVIDERS & SERVICES — 5.78%
UnitedHealth Group, Inc.	1,259,800	66,731,606
WellPoint, Inc.+	741,500	60,135,650
HEALTH CARE TECHNOLOGY — 3.43%
Allscripts Healthcare Solutions, Inc.+	2,037,989	54,638,485
Systems Xcellence, Inc.+(1)	1,094,400	20,627,236

		270,009,038

INSURANCE — 0.18%
INSURANCE — 0.18%
Amtrust Financial Services, Inc.	381,796	4,031,766

		4,031,766

MEDIA — 4.12%
MEDIA — 4.12%
DIRECTV Group, Inc.+	1,146,621	26,452,546
Virgin Media, Inc.	2,539,300	64,117,325

		90,569,871

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.14%
BIOTECHNOLOGY — 3.29%
Gilead Sciences, Inc.+	944,850	$72,281,025
PHARMACEUTICALS — 0.85%
Santarus, Inc.+(1)	2,658,481	18,715,706

		90,996,731

RETAILING — 6.56%
MULTILINE RETAIL — 3.02%
Kohl’s Corp.+	865,300	66,290,633
SPECIALTY RETAIL — 3.54%
Lowe’s Cos. Inc.	2,469,900	77,777,151

		144,067,784

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 11.89%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 11.89%
Austriamicrosystems AG+	493,934	28,941,366
Intel Corp.	4,421,500	84,583,295
MEMC Electronic Materials, Inc.+	1,261,900	76,445,902
ON Semiconductor Corp.+	7,959,603	70,999,659

		260,970,222

SOFTWARE & SERVICES — 18.65%
INTERNET SOFTWARE & SERVICES — 7.78%
Equinix, Inc.+	508,044	43,503,808
Google, Inc.+	183,950	84,278,532
Vistaprint Ltd.+	1,125,134	43,092,632
IT SERVICES — 3.97%
Satyam Computer	1,474,400	15,926,166
Western Union Co.	3,246,800	71,267,260
SOFTWARE — 6.90%
Amdocs Ltd.+	2,437,125	88,906,320
Microsoft Corp.	2,243,200	62,517,984

		409,492,702

TECHNOLOGY HARDWARE & EQUIPMENT — 5.40%
COMMUNICATIONS EQUIPMENT — 1.54%
Riverbed Technology, Inc.+	1,225,492	33,872,599
COMPUTERS & PERIPHERALS — 2.75%
Diebold, Inc.	1,265,400	60,372,234

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.11%
Nice SpA+	3,016,828	$24,321,230

		118,566,063

TELECOMMUNICATION SERVICES — 2.88%
WIRELESS TELECOMMUNICATION SERVICES — 2.88%
America Movil SA	26,327,000	63,204,358

		63,204,358

TRANSPORTATION — 6.40%
AIRLINES — 3.33%
Copa Holdings SA	954,240	49,133,818
JetBlue Airways Corp.+	2,075,400	23,887,854
ROAD & RAIL — 3.07%
Hertz Global Holdings, Inc.+	2,844,100	67,405,170

		140,426,842

UTILITIES — 4.67%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 4.67%
Ormat Technologies, Inc.	1,190,708	49,962,108
Pnoc Energy Development Corp.+	416,685,900	52,679,461

		102,641,569

TOTAL COMMON STOCK (COST $ 1,806,194,859)		2,071,866,138

SHORT TERM INVESTMENTS — 4.87%
San Paolo, 5.31%, 4/4/2007	$27,000,000	26,988,053
San Paolo, 5.32%, 4/3/2007	34,000,000	33,989,951
Toyota Credit de Puerto Rico, 5.25%, 4/3/2007	1,000,000	999,708
UBS Finance, 5.30%, 4/2/2007	45,000,000	44,993,375

TOTAL SHORT TERM INVESTMENTS (COST $ 106,971,087)		106,971,087

TOTAL INVESTMENTS — 99.23% (COST $ 1,913,165,946)		$2,178,837,225

OTHER ASSETS LESS LIABILITIES — 0.77%		16,911,068

NET ASSETS — 100.00%		$2,195,748,293

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

Footnote legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2006	Gross Additions	Gross Reductions	Shares at Mar. 31, 2007	Market Value Mar. 31, 2007	Dividend Income
Santarus, Inc.	—	2,658,481	—	2,658,481	18,715,706	—
Systems Xcellence, Inc.	—	1,094,400	—	1,094,400	20,627,236	—

Total non-controlled “affiliated companies” — 1.79% of Net Assets

See notes to financial statements.

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares and

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class I Shares
Actual	$1,000.00	$1,143.50	$5.26
Hypothetical*	$1,000.00	$1,020.02	$4.96

†	Expenses are equal to the annualized expense ratio for Class I shares (0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2007

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	13.94%	18.46%
NASDAQ Composite Index
(Since: 11/3/03)	3.50%	6.28%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

# Thornburg Investment Income Builder Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

## Ranked #1

**in Lipper's Mixed-Asset Target Allocation Growth Funds category**

The Fund's Class I shares had the highest total returns in the category for the one-year period ended 12/31/2006 (before sales charge), among 597 funds. The fund was not eligible for other time periods. Past performance does not guarantee future results.

Cultivating the growth of the Dividend

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests primarily in companies (both in the U.S. and abroad) that pay dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in bonds and hybrid securities.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of June 2006, the MSCI All Country Asia ex-Japan Index consisted of the following 11 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2006, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2006, the MSCI EM Latin America Index consisted of the following seven emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

Source: U.S. Department of Commerce, Bureau of Economic Analysis.

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

Source: CSFB Quantitative and Equity Derivatives Strategy & Baseline.

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

Rising Dividend Payments Despite Decreasing Dividend Yields

S&P 500 Index Average Yield vs. Annual Dividends from a One-Time $10,000 Investment in the Index (Dividends not Reinvested)

Source: Bloomberg.

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	27%	57%
Banks & Other Financials	26%	13%
Total Financials	53%	70%
Utilities	27%	2%
Telecommunications	5%	5%
Materials	5%	2%
Health Care	4%	1%
Consumer Staples	3%	2%
Consumer Discretionary	2%	9%
Industrials	0%	5%
Technology	0%	4%
Energy	0%	0%

Source: Baseline, as of December 2006; (Numbers may not add to 100% due to rounding.)

In the (large cap) Russell 1000 Index, 54% of the top 100 dividend payers are either real estate or utilities. In the (small cap) Russell 2000 Index, 59% of the top 100 dividend-yielding stocks are either real estate or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Source: FactSet, as of September 30, 2006; Countries and regions above, except the U.S., are represented by MSCI indices defined on page three.

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Portfolio Overview

Thornburg Investment Income Builder Fund

Important Performance Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.38%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class A Shares
2007	14.2	¢	N/A		N/A		N/A		N/A
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢

Class C Shares
2007	11.2	¢	N/A		N/A		N/A		N/A
2006	10.2	¢	13.5	¢	16.5	¢	30.2	¢	70.4	¢
2005	9.1	¢	11.7	¢	15.6	¢	26.8	¢	63.2	¢
2004	8.4	¢	10.9	¢	13.7	¢	20.2	¢	53.2	¢

KEY PORTFOLIO ATTRIBUTES		TOP TEN EQUITY HOLDINGS

Equity Statistics		Telefónica SA	4.1%
Portfolio P/E (12-mo. trailing)	16.0x	Entergy Corp.	3.3%
Median Market Cap	$10.4 B	Chevron Corp.	3.0%
Equity Holdings	57
		General Electric Co.	2.8%
Fixed Income Statistics
		Altria Group Inc.	2.8%
Weighted Average Coupon	6.3%
		Intel Corp.	2.7%
Average Credit Quality	A
		BBVA	2.6%
Average Maturity	5.0 yrs
Duration	2.2 yrs	McDonald’s Corp.	2.5%
Bond Holdings	41	OPAP SA	2.5%
30-day SEC Yield (A Shares)	3.37%	France Telecom SA	2.4%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending March 31, 2007

	YTD	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	3.59%	17.85%	16.48%	19.76%
With Sales Charge	(1.07)%	12.53%	14.70%	18.48%
Blended Index** (Since: 12/24/02)	2.26%	13.21%	11.77%	14.64%
S&P 500 Index (Since:12/24/02)	0.64%	11.83%	10.06%	13.57%

*	Periods under one year are not annualized.
**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

Portfolio Overview

Continued

The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES As of 3/31/07		TOP TEN INDUSTRIES As of 12/31/06

Banks	13.8%	Banks	14.3%
Energy	12.6%	Telecommunication Services	12.8%
Telecommunication Services	11.6%	Energy	10.1%
Utilities	10.4%	Utilities	8.8%
Diversified Financials	9.9%	Diversified Financials	8.4%
Consumer Services	7.3%	Food, Beverage & Tobacco	6.3%
Food, Beverage & Tobacco	5.9%	Commercial Services & Supplies	5.0%
Transportation	4.8%	Transportation	4.9%
Capital Goods	3.1%	Consumer Services	4.0%
Materials	2.9%	Capital Goods	3.5%

TOP TEN INDUSTRIES As of 9/30/06		TOP TEN INDUSTRIES As of 6/30/06

Energy	12.1%	Energy	13.2%
Banks	12.0%	Banks	10.0%
Diversified Financials	10.4%	Telecommunication Services	9.9%
Telecommunication Services	9.9%	Diversified Financials	9.4%
Food, Beverage & Tobacco	6.6%	Pharmaceuticals & Biotechnology	8.5%
Real Estate	6.3%	Real Estate	6.1%
Pharmaceuticals & Biotechnology	6.0%	Food, Beverage & Tobacco	5.7%
Utilities	4.1%	Utilities	5.3%
Consumer Services	2.9%	Capital Goods	3.1%
Capital Goods	2.9%	Consumer Services	3.1%

Thornburg Investment Income Builder Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Letter to Shareholders

April 19, 2007

Dear Fellow Shareholder:

Thornburg Investment Income Builder Fund paid dividends of 47.2¢ per Class A share in the six-month period ended March 31, 2007, up 13.7% from 41.5¢ in the comparable six-month period of the prior fiscal year. The dividend per share was higher for Class I shares and lower for Class C shares, to account for varying class specific expenses.

The median percentage increase of the most recent dividend paid by your portfolio firms was around 14% over the year-earlier level. Many of the firms where we have higher portfolio weightings increased their dividends by smaller percentages over the last year. Across the portfolio, these year-over-year dividend increases were the primary force powering your Fund’s dividend development. In addition, modestly rising interest rates helped your Fund’s income production from the interest bearing portion of the portfolio. We do not expect to achieve such significant annual percentage increases in dividend income production each year, but it was gratifying to be able to do so this year. In addition, your Fund’s net asset value increased by $1.38 for the Class A shares, even after payment of 51¢ in capital gains during the six-month period under review. As of March 31, 2007, the net asset values per share of the Class A and Class C shares were $20.96 and $20.97, respectively.

Last year at this time we could report to you that financial services and energy firms were the major drivers of portfolio performance for the first half of our fiscal year. This year, there are no such patterns. The best and worst performers are diverse collections of businesses. 55 of your portfolio stocks delivered positive returns for the period under review, while 14 showed negative returns. You might expect this type of outcome from a portfolio of businesses that is capable of generating a median dividend increase of 14% on top of what were already well-above-average dividend yields.

Your portfolio’s top performers included: Southern Copper Corp., a mining company which increased its dividend by 24%; Entergy, a U.S. electric utility which had no dividend increase; Telefónica, a Spanish-based telecommunications service firm which increased its dividend by 15%; Host Hotels and Resorts, the U.S. hotel owner, which increased its dividend by 75%; FU JI Food & Catering, a food distributor serving workplaces and institutions in China, increased its dividend by 59%; Macquarie Airports, an Australia-based airport owner, increased its dividend by 25%; Reddy Ice Holdings, a bulk ice producer/distributor, increased its dividend by 23%; Synagro Technologies, a municipal solid waste processor, had no dividend increase (but was acquired at a nice premium); Altria, the tobacco/packaged products firm, increased its dividend by 7%; and Spain’s Bolsas y Mercados, the Madrid stock exchange operator, initiated a dividend program as a newly public entity.

Your Fund’s worst performers included both familiar and less known names: Pfizer, Intel, Precision Drilling Trust, W.P. Stewart & Co., Algonquin Power Income Fund, UBS, Canadian Oil Sands Trust, Bank of America, Sanofi-Aventis, and Maygar Telecom. Each of these has its own story. We continue to hold all as of this report date, except Pfizer. The pharmaceutical firms face upcoming patent expirations and difficulties getting new drugs into the market. The oil & gas producers have seen flat selling prices, higher production costs, and an unexpected change in future taxation for income trusts in Canada. The banks are subject to investor anxiety about financial firms, as expectations of a future economic slowdown increase.

We remind you of our desire to own businesses that are capable of generating attractive, growing, dividend streams, and that are run by managements who have the discipline and willingness to pay out surplus cash and grow their businesses. For a disciplined organization, these two objectives need not be mutually exclusive.

Bond yields, while improved from their lows of earlier years, are not yet interesting, and the reward for taking corporate credit risk is meager. Yields from short term investments, however, have become somewhat interesting. We began to allocate more of the portfolio to money market investments during 2006, although we re-deployed several percentage points of these funds into non-U.S. stocks when prices of these declined sharply during February and March of this year. At March 31, 2007, domestic stocks, including preferred stocks, comprise around 37% of your portfolio; foreign stocks around 50%; and interest bearing investments 13% of your portfolio.

We look forward to the coming quarters, recognizing that 2007 will present challenges. Consensus “top down” operating earnings per unit of the S&P 500 Index, around $88 for 2006, are forecast to increase by only 3% to 8% for 2007. Outside the U.S., 2007 earnings growth is expected to be somewhat stronger. Dividend payouts on both U.S. and European corporate earnings are modest, at around 30% of earnings. There is considerable debate about the degree of correlation between U.S. economic performance, which is closely tied to consumer spending, and that of other countries. We do know that mortgage equity withdrawals powered much of the consumer spending boom seen in the U.S. in recent years. These withdrawals, which increased from approximately 0% of disposable income in 1995 to 7% of disposable income in early 2006, are clearly headed down. This could dampen U.S. economic growth this year.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www. thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Brad Kinkelaar	Jason Brady, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value
Non-controlled affiliated issuers (cost $ 135,672,220)	$156,947,159
Non-affiliated issuers (cost $ 2,260,562,980)	2,526,872,297
Cash	744,896
Receivable for investments sold	920,342
Receivable for fund shares sold	18,463,508
Unrealized gain on forward exchange contracts (Note 7)	138,818
Dividends receivable	11,755,906
Interest receivable	2,902,935
Prepaid expenses and other assets	118,409

Total Assets	2,718,864,270

LIABILITIES
Payable for fund shares redeemed	1,513,419
Unrealized loss on forward exchange contracts (Note 7)	12,836,356
Payable to investment advisor and other affiliates (Note 3)	2,826,268
Accounts payable and accrued expenses	1,027,874
Dividends payable	1,124,566

Total Liabilities	19,328,483

NET ASSETS	$2,699,535,787

NET ASSETS CONSIST OF:
Undistributed net investment income	$15,306,969
Net unrealized appreciation on investments	282,785,876
Accumulated net realized gain (loss)	83,133,011
Net capital paid in on shares of beneficial interest	2,318,309,931

$2,699,535,787

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,212,441,265 applicable to 57,842,674 shares of beneficial interest outstanding—Note 4)	$20.96

Maximum sales charge, 4.50% of offering price	0.99

Maximum offering price per share	$21.95

Class C Shares:
Net asset value and offering price per share* ($1,038,902,102 applicable to 49,538,830 shares of beneficial interest outstanding—Note 4)	$20.97

Class I Shares:
Net asset value, offering and redemption price per share ($444,213,705 applicable to 21,057,395 shares of beneficial interest outstanding—Note 4)	$21.10

Class R3 Shares:†
Net asset value, offering and redemption price per share ($3,975,591 applicable to 189,781 shares of beneficial interest outstanding—Note 4)	$20.95

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,124 applicable to 148 shares of beneficial interest outstanding—Note 4)	$21.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.
See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Month Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers (net of foreign taxes withheld of $ 175,132)	$1,934,963
Non-affiliated issuers (net of foreign taxes withheld of $ 2,592,645)	54,400,055
Interest income (net of premium amortized of $ 180,045)	12,340,142

Total Income	68,675,160

EXPENSES:
Investment advisory fees (Note 3)	8,799,936
Administration fees (Note 3)
Class A Shares	654,833
Class C Shares	512,449
Class I Shares	92,265
Class R3 Shares†	1,606
Distribution and service fees (Note 3)
Class A Shares	1,318,441
Class C Shares	4,148,433
Class R3 Shares†	6,520
Transfer agent fees
Class A Shares	431,810
Class C Shares	386,395
Class I Shares	85,220
Class R3 Shares†	6,397
Class R5 Shares	591
Registration and filing fees
Class A Shares	35,808
Class C Shares	27,834
Class I Shares	14,627
Class R3 Shares†	9,035
Class R5 Shares	5,480
Custodian fees (Note 3)	378,049
Professional fees	52,250
Accounting fees	48,960
Trustee fees	20,290
Other expenses	153,734

Total Expenses	17,190,963
Less:
Expenses reimbursed by investment advisor (Note 3)	(748,578)
Fees paid indirectly (Note 3)	(52,000)

Net Expenses	16,390,385

Net Investment Income	$52,284,775

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$92,337,366
Foreign currency transactions	(4,896,616)

87,440,750

Net change in unrealized appreciation (depreciation) on:
Investments	129,035,685
Foreign currency translations	(13,732,988)

115,302,697

Net Realized and Unrealized Gain	202,743,447

Net Increase in Net Assets Resulting From Operations	$255,028,222

See notes to financial statements.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$52,284,775	$54,422,706
Net realized gain on investments and foreign currency transactions	87,440,750	53,507,046
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	115,302,697	85,783,248

Net Increase (Decrease) in Net Assets Resulting from Operations	255,028,222	193,713,000

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(24,181,306)	(27,097,402)
Class C Shares	(16,193,254)	(16,063,539)
Class I Shares	(9,116,103)	(8,357,488)
Class R3 Shares†	(52,736)	(25,242)
Class R5 Shares	(2)	—
From realized gains
Class A Shares	(25,096,354)	(10,140,082)
Class C Shares	(18,583,927)	(6,660,050)
Class I Shares	(8,637,003)	(2,568,880)
Class R3 Shares†	(52,085)	(6,756)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	237,446,648	325,267,307
Class C Shares	345,988,694	257,138,902
Class I Shares	110,028,194	161,508,626
Class R3 Shares†	2,499,244	952,708
Class R5 Shares	3,101	—

Net Increase in Net Assets	849,081,333	867,661,104

NET ASSETS:
Beginning of period	1,850,454,454	982,793,350

End of period	$2,699,535,787	$1,850,454,454

Undistributed net investment income	$15,306,969	$12,565,595

See notes to financial statements.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $727,448 for Class C shares, $15,059 for Class R3 shares, and $6,071 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $58,561 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $58,561 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $52,000. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	14,824,386	$300,863,597	20,476,188	$383,476,280
Shares issued to shareholders in reinvestment of dividends	2,002,471	40,248,689	1,620,907	29,347,480
Shares repurchased	(5,112,691)	(103,668,534)	(4,735,350)	(87,574,938)
Redemption fees received**	—	2,896	—	18,485

Net Increase (Decrease)	11,714,166	$237,446,648	17,361,745	$325,267,307

Class C Shares
Shares sold	17,022,792	$346,001,387	14,763,665	$277,357,697
Shares issued to shareholders in reinvestment of dividends	1,281,882	25,760,988	887,275	16,040,689
Shares repurchased	(1,267,742)	(25,776,002)	(1,951,047)	(36,264,521)
Redemption fees received**	—	2,321	—	5,037

Net Increase (Decrease)	17,036,932	$345,988,694	13,699,893	$257,138,902

Class I Shares
Shares sold	7,308,145	$149,482,134	8,727,511	$165,649,392
Shares issued to shareholders in reinvestment of dividends	706,786	14,309,289	486,642	8,942,006
Shares repurchased	(2,629,610)	(53,764,258)	(701,013)	(13,090,059)
Redemption fees received**	—	1,029	—	7,287

Net Increase (Decrease)	5,385,321	$110,028,194	8,513,140	$161,508,626

Class R3 Shares
Shares sold	127,698	$2,588,851	51,927	$972,264
Shares issued to shareholders in reinvestment of dividends	5,123	103,166	1,712	31,478
Shares repurchased	(9,497)	(192,781)	(2,776)	(51,042)
Redemption fees received**	—	8	—	8

Net Increase (Decrease)	123,324	$2,499,244	50,863	$952,708

Class R5 Shares*
Shares sold	148	$3,100	—	$—
Shares issued to shareholders in reinvestment of dividends	—	1	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	148	$3,101	—	$—

*	Effective date for Class R5 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,456,934,190 and $866,265,175, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$2,393,030,063

Gross unrealized appreciation on a tax basis	$331,764 ,7 41
Gross unrealized depreciation on a tax basis	(40,975,348)

Net unrealized appreciation (depreciation) on investments (tax basis)	$290,789,393

At March 31, 2007, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2005 of $160,467. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
25,000,000 Greater British Pound for 49,325,250 USD	May 24, 2007	$138,818

Unrealized gain from forward exchange contracts:		$138,818

21,000,000 Greater British Pound for 41,212,500 USD	May 24, 2007	(104,103)
25,000,000 Euro Dollar for 32,653,000 USD	April 04, 2007	(749,737)
187,000,000 Euro Dollar for 241,269,270 USD	May 24, 2007	(9,087,029)
77,000,000 Euro Dollar for 100,192,400 USD	May 24, 2007	(2,895,487)

Unrealized loss from forward exchange contracts:		(12,836,356)

Net unrealized gain (loss) from forward Exchange contracts		$(12,697,538)

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30, 2003(c)
Class A Shares:			2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.58		$17.93	$15.60	$13.77	$11.94

Income from investment operations:
Net investment income	0.48		0.78	0.73	0.72	0.56
Net realized and unrealized gain (loss) on investments	1.89		1.98	2.24	1.66	1.60

Total from investment operations	2.37		2.76	2.97	2.38	2.16

Less dividends from:
Net investment income	(0.48)		(0.77)	(0.64)	(0.55)	(0.33)
Net realized gains	(0.51)		(0.34)	—	—	—

Total dividends	(0.99)		(1.11)	(0.64)	(0.55)	(0.33)

Change in net asset value	1.38		1.65	2.33	1.83	1.83

NET ASSET VALUE, end of period	$20.96		$19.58	$17.93	$15.60	$13.77

RATIOS/SUPPLEMENTAL DATA

Total return(a)	12.37%		16.05%	19.21%	17.40%	18.25%
Ratios to average net assets:
Net investment income	4.80	%(b)	4.22%	4.26%	4.72%	5.65	%(b)
Expenses, after expense reductions	1.31	%(b)	1.38%	1.47%	1.50%	1.61	%(b)
Expenses, after expense reductions and net of custody credits	1.31	%(b)	1.38%	1.47%	1.49%	1.60	%(b)
Expenses, before expense reductions	1.31	%(b)	1.38%	1.47%	1.50%	1.74	%(b)

Portfolio turnover rate	40.68%		55.29%	76.76%	109.21%	52.10%

Net assets at end of period (000)	$1,212,441		$903,347	$515,915	$224,522	$73,083

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on December 24, 2002.
+	Based on weighted average shares outstanding.

	*Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30, 2003(c)
Class C Shares:			2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.60		$17.95	$15.62	$13.79	$11.94

Income from investment operations:
Net investment income	0.43		0.70	0.66	0.66	0.51
Net realized and unrealized gain (loss) on investments	1.87		1.97	2.24	1.66	1.62

Total from investment operations	2.30		2.67	2.90	2.32	2.13

Less dividends from:
Net investment income	(0.42)		(0.68)	(0.57)	(0.49)	(0.28)
Net realized gains	(0.51)		(0.34)	—	—	—

Total dividends	(0.93)		(1.02)	(0.57)	(0.49)	(0.28)

Change in net asset value	1.37		1.65	2.33	1.83	1.85

Net asset value, end of period	$20.97		$19.60	$17.95	$15.62	$13.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	11.99%		15.45%	18.70%	16.89%	18.01%
Ratios to average net assets:
Net investment income	4.28	%(b)	3.73%	3.84%	4.33%	5.10	%(b)
Expenses, after expense reductions	1.90	%(b)	1.90%	1.90%	1.89%	1.91	%(b)
Expenses, after expense reductions and net of custody credits	1.90	%(b)	1.90%	1.89%	1.89%	1.90	%(b)
Expenses, before expense reductions	2.08	%(b)	2.15%	2.23%	2.25%	2.55	%(b)

Portfolio turnover rate	40.68%		55.29%	76.76%	109.21%	52.10%

Net assets at end of period (000)	$1,038,902		$636,947	$337,489	$143,122	$39,613

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on December 24, 2002.
+	Based on weighted average shares outstanding.

	*Six Months Ended March 31, 2007		Year Ended September 30,		Period Ended September 30, 2004(c)
Class I Shares:			2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.71		$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.52		0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	1.90		1.98	2.22	1.01

Total from investment operations	2.42		2.86	3.06	1.75

Less dividends from:
Net investment income	(0.52)		(0.84)	(0.67)	(0.56)
Net realized gains	(0.51)		(0.34)	—	—

Total dividends	(1.03)		(1.18)	(0.67)	(0.56)

Change in net asset value	1.39		1.68	2.39	1.19

NET ASSET VALUE, end of period	$21.10		$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return(a)	12.56%		16.53%	19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	5.18	%(b)	4.68%	4.86%	5.33	%(b)
Expenses, after expense reductions	0.95	%(b)	0.99%	1.00%	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.94	%(b)	0.98%	0.99%	0.99	%(b)
Expenses, before expense reductions	0.95	%(b)	1.02%	1.09%	1.21	%(b)

Portfolio turnover rate	40.68%		55.29%	76.76%	109.21%

Net assets at end of period (000)	$444,214		$308,859	$129,110	$33,247

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I shares was November 3, 2003.
+	Based on weighted average shares outstanding.

Class R3 Shares:(d)	*Six Months Ended March 31, 2007		Year Ended September 30, 2006	Period Ended September 30, 2005(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.58		$17.93	$16.98

Income from investment operations:
Net investment income	0.48		0.82	0.50
Net realized and unrealized gain (loss) on investments	1.86		1.92	0.79

Total from investment operations	2.34		2.74	1.29

Less dividends from:
Net investment income	(0.46)		(0.75)	(0.34)
Net realized gains	(0.51)		(0.34)	—

Total dividends	(0.97)		(1.09)	(0.34)

Change in net asset value	1.37		1.65	0.95

NET ASSET VALUE, end of period	$20.95		$19.58	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return(a)	12.21%		15.91%	7.67%
Ratios to average net assets:
Net investment income	4.78	%(b)	4.36%	4.27	%(b)
Expenses, after expense reductions	1.50	%(b)	1.50%	1.50	%(b)
Expenses, after expense reductions and net of custody credits	1.50	%(b)	1.50%	1.49	%(b)
Expenses, before expense reductions	2.68	%(b)	6.05%	28.93	%(b)†

Portfolio turnover rate	40.68%		55.29%	76.76%

Net assets at end of period (000)	$3,976		$1,301	$280

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R3 shares was February 1, 2005.
(d)	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

Class R5 Shares:	*Period Ended March 31, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$20.74
Income from investment operations:
Net investment income	0.33
Net realized and unrealized gain (loss) on investments	0.15

Total from investment operations	0.48

Less dividends from:
Net investment income	(0.12)

Change in net asset value	0.36

NET ASSET VALUE, END OF PERIOD	$21.10

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.31%
Ratios to average net assets:
Net investment income	9.74	%(b)
Expenses, after expense reductions	0.98	%(b)
Expenses, after expense reductions and net of custody credits	0.98	%(b)
Expenses, before expense reductions	14,816.98	%(b)†

Portfolio turnover rate	40.68%

Net assets at end of period (000)	$3

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R5 shares was February 1, 2007.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R3 - 885-215-384,

CLASS R5 - 885-215-236

NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R3 - TIBRX,

CLASS R5 - TIBMX

SUMMARY OF INDUSTRY EXPOSURE As of 3/31/07
Banks	13.8%	Media	2.3%

Energy	12.6%	Pharmaceuticals, Biotechnology & Life Sciences	2.0%

Telecommunication Services	11.6%	Real Estate	0.4%

Utilities	10.4%	Insurance	0.3%

Diversified Financials	9.9%	Technology Hardware & Equipment	0.2%

Consumer Services	7.3%

Food, Beverage & Tobacco	5.9%	U.S. Government Agencies	0.8%

Transportation	4.8%	Foreign Bonds	0.3%

Capital Goods	3.1%	Taxable Municipal Bonds	0.2%

Materials	2.9%	Other Assets & Cash Equivalents	6.2%

Semiconductors & Semiconductor Equipment	2.7%

Commercial Services & Supplies	2.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 85.26%
BANKS — 13.09%

COMMERCIAL BANKS — 13.09%
Bank of America Corp.	1,050,000	$53,571,000
Barclays plc	3,045,000	43,203,049
BBVA	2,850,000	69,975,835
EFG Eurobank Ergasias	1,000,000	40,877,012
Liechtenstein Landesbank	47,025	45,858,227
Lloyds TSB Group plc	3,500,000	38,569,846
US Bancorp	1,750,000	61,197,500

		353,252,469

CAPITAL GOODS — 2.82%

INDUSTRIAL CONGLOMERATES — 2.82%
General Electric Co.	2,150,000	76,024,000

		76,024,000

	Shares/ Principal Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 2.30%

COMMERCIAL SERVICES & SUPPLIES — 2.30%
Steelcase, Inc.	1,375,000	$27,348,750
Synagro Technologies, Inc.(1)	6,086,800	34,694,760

		62,043,510

CONSUMER SERVICES — 7.35%

HOTELS RESTAURANTS & LEISURE — 7.35%
Berjaya Sports Toto Berhad	17,000,000	22,912,509
FU JI Food & Catering Services	13,000,000	40,845,971
McDonald’s Corp.	1,500,000	67,575,000
OPAP SA	1,750,000	67,139,825

		198,473,305

DIVERSIFIED FINANCIALS — 8.15%

CAPITAL MARKETS — 4.69%
D Carnegie & Co.	1,216,200	25,298,312
GMP Capital Trust	1,598,100	29,788,750
UBS AG	1,000,000	59,416,533
WP Stewart & Co. Ltd.	1,200,000	12,084,000

DIVERSIFIED FINANCIAL SERVICES — 3.46%
AllianceBernstein Holdings LP	350,000	30,975,000
Bolsas y Mercados Espanoles	800,000	39,209,871
Hong Kong Exchanges & Clearing Ltd.	2,400,000	23,344,212

		220,116,678

ENERGY — 11.04%

ENERGY EQUIPMENT & SERVICES — 2.75%
Diamond Offshore Drilling, Inc.	650,000	52,617,500
Precision Drilling Trust	950,000	21,699,004

OIL, GAS & CONSUMABLE FUELS — 8.29%
Canadian Oil Sands Trust	1,525,000	37,329,147
Centennial Coal Co. Ltd.(1)	16,448,692	43,119,989
Chevron Corp.	1,100,000	81,356,000
Eni SpA	1,000,000	32,541,308
Tupras-Turkiye Petrol Rafine	1,325,000	29,507,902

		298,170,850

FOOD, BEVERAGE & TOBACCO — 5.71%

FOOD PRODUCTS — 1.81%
Reddy Ice Holdings, Inc.(1)	1,618,200	48,837,276

	Shares/ Principal Amount	Value
TOBACCO — 3.90%
Altria Group, Inc.	850,000	$74,638,500
Universal Corp.	500,000	30,675,000

		154,150,776

MATERIALS — 2.80%

METALS & MINING — 2.80%
Anglo Platinum Ltd.	195,000	30,764,008
Southern Copper Corp.	625,000	44,787,500

		75,551,508

MEDIA — 2.24%

MEDIA — 2.24%
Mediaset SpA	3,500,000	38,081,746
Sinclair Broadcast Group, Inc.	1,452,107	22,435,053

		60,516,799

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.86%

PHARMACEUTICALS — 1.86%
Orion Corp.+	280,000	6,747,646
Sanofi-Aventis	500,000	43,481,920

		50,229,566

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.66%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.66%
Intel Corp.	3,750,000	71,737,500

		71,737,500

TELECOMMUNICATION SERVICES — 10.89%

DIVERSIFIED TELECOMMUNICATION SERVICES — 8.58%
Brasil Telecom SA	1,500,000,000	30,214,046
France Telecom SA	2,500,000	66,024,390
Matav RT	5,000,000	25,253,022
Telefónica SA	5,000,000	110,207,631

WIRELESS TELECOMMUNICATION SERVICES — 2.31%
China Mobile Ltd.	2,000,000	18,199,271
Vodafone Group plc	16,500,000	43,996,190

		293,894,550

	Shares/ Principal Amount	Value
TRANSPORTATION — 4.59%

TRANSPORTATION INFRASTRUCTURE — 4.59%
Hopewell Highway	15,643,500	$14,815,627
Macquarie Airports	16,000,000	51,652,951
Macquarie Infrastructure Co.	725,000	28,492,500
Shenzhen Chiwan Wharf Holdings Ltd.	13,732,419	28,840,980

		123,802,058

UTILITIES — 9.76%

ELECTRIC UTILITIES — 6.29%
E. ON AG	400,000	54,385,128
Entergy Corp.	850,000	89,182,000
Fortum Oyj	900,000	26,245,447

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.12%
Algonquin Power Income Fund Trust (1)	4,183,700	30,295,134

MULTI-UTILITIES — 2.35%
RWE AG	600,000	63,471,580

		263,579,289

TOTAL COMMON STOCK (Cost $2,018,030,599)		2,301,542,858

PREFERRED STOCK — 1.10%
BANKS — 0.46%

COMMERCIAL BANKS — 0.46%
First Tennessee Bank	12,000	12,296,250

		12,296,250

DIVERSIFIED FINANCIALS — 0.64%

CAPITAL MARKETS — 0.12%
Morgan Stanley	120,000	3,138,000

DIVERSIFIED FINANCIAL SERVICES — 0.52%
Lehman Brothers Holdings, Inc.	140,000	3,575,600
Merrill Lynch & Co., Inc.	420,000	10,596,600

		17,310,200

TOTAL PREFERRED STOCK (Cost $29,008,250)		29,606,450

	Shares/Principal Amount	Value
CORPORATE BONDS — 6.06%
BANKS — 0.26%

COMMERCIAL BANKS — 0.26%
Alfa Diversified, 7.35%, 3/15/2012(2)	$7,000,000	$7,000,000

		7,000,000

CAPITAL GOODS — 0.26%

INDUSTRIAL CONGLOMERATES — 0.26%
General Electric Capital Australia, 5.25%, 8/15/2008	9,000,000	7,140,486

		7,140,486

COMMERCIAL SERVICES & SUPPLIES — 0.03%

COMMERCIAL SERVICES & SUPPLIES — 0.03%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	498,750
Waste Management, Inc., 7.375%, 8/1/2010	175,000	186,171

		684,921

DIVERSIFIED FINANCIALS — 1.09%

CAPITAL MARKETS — 0.29%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	7,923,984

CONSUMER FINANCE — 0.45%
Capital One Financial Corp., 6.15%, 9/1/2016	12,000,000	12,171,480

DIVERSIFIED FINANCIAL SERVICES — 0.35%
Capital One Bank, 6.70%, 5/15/2008	655,000	664,746
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,569,582
SLM Corp. CPI Floating Rate Note, 3.74%, 3/2/2009	7,500,000	7,230,750

		29,560,542

ENERGY — 1.56%

ENERGY EQUIPMENT & SERVICES — 0.27%
Calfrac Holdings, 7.75%, 2/15/2015	6,500,000	6,305,000
Seitel Acquisition Corp, 9.75%, 2/15/2014	1,000,000	1,012,500

OIL, GAS & CONSUMABLE FUELS — 1.29%
Gaz Capital, 6.51%, 3/7/2022	1,000,000	1,015,000
Griffin Coal Mining Ltd., 9.50%, 12/1/2016	27,000,000	28,485,000
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,188,950

		42,006,450

FOOD, BEVERAGE & TOBACCO — 0.15%

BEVERAGES — 0.15%
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	3,973,668

		3,973,668

	Shares/Principal Amount	Value
INSURANCE — 0.33%

INSURANCE — 0.33%
AAG Holding Co., Inc., 6.875%, 6/1/2008	$335,000	$338,222
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	997,272
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,003,008
Pacific Life Global Funding CPI Floating Rate Note, 4.721%, 2/6/2016	2,000,000	1,930,240
Premium Asset Trust, 4.125%, 3/12/2009	5,000,000	4,681,250

		8,949,992

MATERIALS — 0.07%

CONSTRUCTION MATERIALS — 0.07%
C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,976,000

		1,976,000

MEDIA — 0.05%

MEDIA — 0.05%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	452,888
Independent News & Media plc, 5.75%, 5/17/2009	600,000	809,525

		1,262,413

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.10%

BIOTECHNOLOGY — 0.10%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating
Rate Note, 3.93%, 2/1/2014	3,000,000	2,731,440

		2,731,440

REAL ESTATE — 0.38%

REAL ESTATE — 0.38%
Agile Property Holdings Ltd, 9.00%, 9/22/2013	10,000,000	10,375,000

		10,375,000

TECHNOLOGY HARDWARE & EQUIPMENT — 0.20%

COMPUTERS & PERIPHERALS — 0.13%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,466,787

TECHNOLOGY HARDWARE & EQUIPMENT — 0.07%
Cisco Systems, Inc., 5.44%, 2/20/2009	2,000,000	2,002,906

		5,469,693

	Shares/Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.75%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.75%
Level 3 Financing, Inc., 9.25%, 11/1/2014	$10,500,000	$10,788,750
Level 3 Financing, Inc. Senior Notes, 12.25%, 3/15/2013	6,000,000	7,020,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,558,736

		20,367,486

TRANSPORTATION — 0.19%

AIR FREIGHT & LOGISTICS — 0.19%
FedEx Corp., 5.50%, 8/15/2009	5,000,000	5,038,175

		5,038,175

UTILITIES — 0.64%

ELECTRIC UTILITIES — 0.26%
Monongahela Power, 5.70%, 3/15/2017	7,000,000	7,020,811

GAS UTILITIES — 0.38%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	3,079,482
Southern Union Co., 7.20%, 11/1/2066	7,000,000	7,056,441

		17,156,734

TOTAL CORPORATE BONDS (Cost $160,121,538)		163,693,000

TAXABLE MUNICIPAL BONDS — 0.23%
Michigan Public Educational Facilities Authority, 5.70%, 8/31/2007	960,000	960,125
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,013,880
Victor New York, 9.05%, 5/1/2008	1,175,000	1,180,217
Victor New York, 9.20%, 5/1/2014	2,000,000	2,065,300

TOTAL TAXABLE MUNICIPAL BONDS (Cost $6,283,639)		6,219,522

U.S. GOVERNMENT AGENCIES — 0.84%
Federal National Mtg Assoc CPI Floating Rate Note, 3.681%, 2/17/2009	2,000,000	1,965,980
Federal National Mtg Assoc Remic Series 2006-B1 Class AB, 6.00%, 6/25/2016	20,542,389	20,682,252

TOTAL U.S. GOVERNMENT AGENCIES (Cost $22,455,700)		22,648,232

FOREIGN BONDS — 0.32%
Alberta Treasury Notes, 4.10%, 6/1/2011	10,000,000	8,648,419

TOTAL FOREIGN BONDS (Cost $8,874,499)		8,648,419

	Shares/Principal Amount	Value
SHORT TERM INVESTMENTS — 5.61%
San Paolo, 5.32%, 4/3/2007	$55,000,000	$54,983,744
San Paolo, 5.31%, 4/4/2007	29,000,000	28,987,168
UBS Finance, 5.30%, 4/2/2007	67,500,000	67,490,063

TOTAL SHORT TERM INVESTMENTS (Cost $151,460,975)		151,460,975

TOTAL INVESTMENTS — 99.42% (Cost $2,396,235,200)		$2,683,819,456

OTHER ASSETS LESS LIABILITIES — 0.58%		15,716,331

NET ASSETS — 100.00%		$2,699,535,787

Footnote Legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2006	Gross Additions	Gross Reductions	Shares at Mar. 31, 2007	Market Value Mar. 31, 2007	Dividend Income
Algonquin Power Income Fund	—	4,183,700	—	4,183,700	30,295,134	396,931
Centennial Coal Co. Ltd.	6,448,692	10,000,000	—	16,448,692	43,119,989	—
Reddy Ice Holdings, Inc.	1,200,000	418,200	—	1,618,200	48,837,276	1,294,560
Synagro Technologies, Inc.	6,086,800	—	—	6,086,800	34,694,760	243,472

Total non-controlled “affiliated companies” — 5.81% of Net Assets

(2)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

REMIC    Real Estate Mortgage Investment Conduit

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000.00	$1,123.70	$6.91
Hypothetical*	$1,000.00	$1,018.42	$6.57
Class C Shares
Actual	$1,000.00	$1,119.90	$10.04
Hypothetical*	$1,000.00	$1,015.46	$9.55
Class I Shares
Actual	$1,000.00	$1,125.60	$5.00
Hypothetical*	$1,000.00	$1,020.23	$4.75
Class R3 Shares‡
Actual	$1,000.00	$1,122.10	$7.94
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R5 Shares
Actual	$1,000.00	$1,071.26	$5.04
Hypothetical*	$1,000.00	$1,020.06	$4.92

†	Expenses are equal to the annualized expense ratio for each class (A: 1.31%; C: 1.90%; I: 0.94%; R3: 1.50%; and R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.
‡	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2007 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 12/24/02)	12.53%	18.48%
C Shares (Incep: 12/24/02)	16.13%	19.23%
R3 Shares (Incep: 2/01/05)	17.66%	16.88%
R5 Shares (Incep: 2/01/07)	—	2.31%*
Blended Benchmark (Since: 12/24/02)	13.21%	14.64%
S&P 500 Index (Since: 12/24/02)	11.83%	13.57%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R3 or R5 shares. Class R3 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg Investment Income Builder Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

## Ranked #1

**in Lipper's Mixed-Asset Target Allocation Growth Funds category**

The Fund's Class I shares had the highest total returns in the category for the one-year period ended 12/31/2006 (before sales charge), among 597 funds. The fund was not eligible for other time periods. Past performance does not guarantee future results.

Cultivating the growth of
the Dividend

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests primarily in companies (both in the U.S. and abroad) that pay dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in bonds and hybrid securities.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at www.thornburg.com/edelivery

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of June 2006, the MSCI All Country Asia ex-Japan Index consisted of the following 11 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2006, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2006, the MSCI EM Latin America Index consisted of the following seven emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

S&P 500 Index Payout Ratio (January 1940 to December 2006)

Source: U.S. Department of Commerce, Bureau of Economic Analysis.

Corporate Willingness to Pay Dividends is Improving

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

Percentage of Companies Paying Dividends in Russell 1000 Index (December 1979 to December 2006)

Source: CSFB Quantitative and Equity Derivatives Strategy & Baseline.

Rising Dividend Payments Despite Decreasing Dividend Yields

S&P 500 Index Average Yield vs. Annual Dividends from a One-

Time $10,000 Investment in the Index (Dividends not Reinvested)

Source: Bloomberg.

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	27%	57%
Banks & Other Financials	26%	13%
Total Financials	53%	70%
Utilities	27%	2%
Telecommunications	5%	5%
Materials	5%	2%
Health Care	4%	1%
Consumer Staples	3%	2%
Consumer Discretionary	2%	9%
Industrials	0%	5%
Technology	0%	4%
Energy	0%	0%

Source: Baseline, as of December 2006; (Numbers may not add to 100% due to rounding.)

In the (large cap) Russell 1000 Index, 54% of the top 100 dividend payers are either real estate or utilities. In the (small cap) Russell 2000 Index, 59% of the top 100 dividend-yielding stocks are either real estate or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Average Dividend Yields

of Markets Around the Globe

Source: FactSet, as of September 30, 2006; Countries and regions above, except the U.S., are represented by MSCI indices defined on page three.

Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE

INFORMATION
Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 1.02%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. The subsidized expense ratio reflects the annual operating expenses of the Fund minus any fee waivers or expense reimbursements. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

PORTFOLIO COMPOSITION

As of 3/31/07

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class I Shares
2007	16.2	¢	N/A		N/A		N/A		N/A
2006	14.4	¢	18.0	¢	21.2	¢	35.0	¢	88.6	¢
2005	11.6	¢	14.2	¢	18.0	¢	29.7	¢	73.5	¢
2004	11.7	¢	13.6	¢	16.0	¢	22.7	¢	64.0	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	16.0	x
Median Market Cap	$10.4 B
Equity Holdings	57
Fixed Income Statistics
Weighted Average Coupon	6.3%
Average Credit Quality	A
Average Maturity	5.0 yrs
Duration	2.2 yrs
Bond Holdings	41
30-day SEC Yield (I Shares)	3.85%

TOP TEN EQUITY HOLDINGS

Telefónica SA	4.1%
Entergy Corp.	3.3%
Chevron Corp.	3.0%
General Electric Co.	2.8%
Altria Group Inc.	2.8%
Intel Corp.	2.7%
BBVA	2.6%
McDonald’s Corp.	2.5%
OPAP SA	2.5%
France Telecom SA	2.4%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending March 31, 2007

	YTD	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 11/3/03)	3.72%	18.26%	17.00%	18.08%
Blended Index** (Since: 11/3/03)	2.26%	13.21%	11.77%	13.03%
S&P 500 Index (Since: 11/3/03)	0.64%	11.83%	10.06%	11.02%

*	Periods under one year are not annualized.
**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

Portfolio Overview

Continued

The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/07

Banks	13.8%
Energy	12.6%
Telecommunication Services	11.6%
Utilities	10.4%
Diversified Financials	9.9%
Consumer Services	7.3%
Food, Beverage & Tobacco	5.9%
Transportation	4.8%
Capital Goods	3.1%
Materials	2.9%

TOP TEN INDUSTRIES

As of 9/30/06

Energy	12.1%
Banks	12.0%
Diversified Financials	10.4%
Telecommunication Services	9.9%
Food, Beverage & Tobacco	6.6%
Real Estate	6.3%
Pharmaceuticals & Biotechnology	6.0%
Utilities	4.1%
Consumer Services	2.9%
Capital Goods	2.9%

TOP TEN INDUSTRIES

As of 12/31/06

Banks	14.3%
Telecommunication Services	12.8%
Energy	10.1%
Utilities	8.8%
Diversified Financials	8.4%
Food, Beverage & Tobacco	6.3%
Commercial Services & Supplies	5.0%
Transportation	4.9%
Consumer Services	4.0%
Capital Goods	3.5%

TOP TEN INDUSTRIES

As of 6/30/06

Energy	13.2%
Banks	10.0%
Telecommunication Services	9.9%
Diversified Financials	9.4%
Pharmaceuticals & Biotechnology	8.5%
Real Estate	6.1%
Food, Beverage & Tobacco	5.7%
Utilities	5.3%
Capital Goods	3.1%
Consumer Services	3.1%

Thornburg Investment Income Builder Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Letter to Shareholders

April 19, 2007

Dear Fellow Shareholder:

Thornburg Investment Income Builder Fund paid dividends of 51.2¢ per Class I share in the six-month period ended March 31, 2007, up 16.0% from 44.2¢ in the comparable six-month period of the prior fiscal year.

The median percentage increase of the most recent dividend paid by your portfolio firms was around 14% over the year-earlier level. Many of the firms where we have higher portfolio weightings increased their dividends by smaller percentages over the last year. Across the portfolio, these year-over-year dividend increases were the primary force powering your Fund’s dividend development. In addition, modestly rising interest rates helped your Fund’s income production from the interest bearing portion of the portfolio. We do not expect to achieve such significant annual percentage increases in dividend income production each year, but it was gratifying to be able to do so this year. In addition, your Fund’s net asset value increased by $1.39 for the Class I shares, even after payment of 51¢ in capital gains during the six-month period under review. As of March 31, 2007, the net asset values per Class I share was $21.10.

Last year at this time we could report to you that financial services and energy firms were the major drivers of portfolio performance for the first half of our fiscal year. This year, there are no such patterns. The best and worst performers are diverse collections of businesses. 55 of your portfolio stocks delivered positive returns for the period under review, while 14 showed negative returns. You might expect this type of outcome from a portfolio of businesses that is capable of generating a median dividend increase of 14% on top of what were already well-above-average dividend yields.

Your portfolio’s top performers included: Southern Copper Corp., a mining company which increased its dividend by 24%; Entergy, a U.S. electric utility which had no dividend increase; Telefonica, a Spanish-based telecommunications service firm which increased its dividend by 15%; Host Hotels and Resorts, the U.S. hotel owner, which increased its dividend by 75%; FU JI Food & Catering, a food distributor serving workplaces and institutions in China, increased its dividend by 59%; Macquarie Airports, an Australia-based airport owner, increased its dividend by 25%; Reddy Ice Holdings, a bulk ice producer/distributor, increased its dividend by 23%; Synagro Technologies, a municipal solid waste processor, had no dividend increase (but was acquired at a nice premium); Altria, the tobacco/packaged products firm, increased its dividend by 7%; and Spain’s Bolsasy Mercados, the Madrid stock exchange operator, initiated a dividend program as a newly public entity.

Your Fund’s worst performers included both familiar and less known names: Pfizer, Intel, Precision Drilling Trust, W.P. Stewart & Co., Algonquin Power Income Fund, UBS, Canadian Oil Sands Trust, Bank of America, Sanofi-Aventis, and Maygar Telecom. Each of these has its own story. We continue to hold all as of this report date, except Pfizer. The pharmaceutical firms face upcoming patent expirations and difficulties getting new drugs into the market. The oil & gas producers have seen flat selling prices, higher production costs, and an unexpected change in future taxation for income trusts in Canada. The banks are subject to investor anxiety about financial firms, as expectations of a future economic slowdown increase.

We remind you of our desire to own businesses that are capable of generating attractive, growing, dividend streams, and that are run by managements who have the discipline and willingness to pay out surplus cash and grow their businesses. For a disciplined organization, these two objectives need not be mutually exclusive.

Bond yields, while improved from their lows of earlier years, are not yet interesting, and the reward for taking corporate credit risk is meager. Yields from short term investments, however, have become somewhat interesting. We began to allocate more of the portfolio to money market investments during 2006, although we re-deployed several percentage points of these funds into non-U.S. stocks when prices of these declined sharply during February and March of this year. At March 31, 2007, domestic stocks, including preferred stocks, comprise around 37% of your portfolio; foreign stocks around 50%; and interest bearing investments 15% of your portfolio.

We look forward to the coming quarters, recognizing that 2007 will present challenges. Consensus “top down” operating earnings per unit of the S&P 500 Index, around $88 for 2006, are forecast to increase by only 3% to 8% for 2007. Outside the U.S., 2007 earnings growth is expected to be somewhat stronger. Dividend payouts on both U.S. and European corporate earnings are modest, at around 30% of earnings. There is considerable debate about the degree of correlation between U.S. economic performance, which is closely tied to consumer spending, and that of other countries. We do know that mortgage equity withdrawals powered much of the consumer spending boom seen in the U.S. in recent years. These withdrawals, which increased from approximately 0% of disposable income in 1995 to 7% of disposable income in early 2006, are clearly headed down. This could dampen U.S. economic growth this year.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon Co-Portfolio Manager President & Chief Investment Officer	Brad Kinkelaar Co-Portfolio Manager Managing Director	Jason Brady, CFA Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value
Non-controlled affiliated issuers (cost $135,672,220)	$156,947,159
Non-affiliated issuers (cost $2,260,562,980)	2,526,872,297
Cash	744,896
Receivable for investments sold	920,342
Receivable for fund shares sold	18,463,508
Unrealized gain on forward exchange contracts (Note 7)	138,818
Dividends receivable	11,755,906
Interest receivable	2,902,935
Prepaid expenses and other assets	118,409

Total Assets	2,718,864,270

LIABILITIES
Payable for fund shares redeemed	1,513,419
Unrealized loss on forward exchange contracts (Note 7)	12,836,356
Payable to investment advisor and other affiliates (Note 3)	2,826,268
Accounts payable and accrued expenses	1,027,874
Dividends payable	1,124,566

Total Liabilities	19,328,483

NET ASSETS	$2,699,535,787

NET ASSETS CONSIST OF:
Undistributed net investment income	$15,306,969
Net unrealized appreciation on investments	282,785,876
Accumulated net realized gain (loss)	83,133,011
Net capital paid in on shares of beneficial interest	2,318,309,931

$2,699,535,787

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,212,441,265 applicable to 57,842,674 shares of beneficial interest outstanding - Note 4)	$20.96

Maximum sales charge, 4.50% of offering price	0.99

Maximum offering price per share	$21.95

Class C Shares:
Net asset value and offering price per share* ($1,038,902,102 applicable to 49,538,830 shares of beneficial interest outstanding - Note 4)	$20.97

Class I Shares:
Net asset value, offering and redemption price per share ($444,213,705 applicable to 21,057,395 shares of beneficial interest outstanding - Note 4)	$21.10

Class R3 Shares:†
Net asset value, offering and redemption price per share ($3,975,591 applicable to 189,781 shares of beneficial interest outstanding - Note 4)	$20.95

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,124 applicable to 148 shares of beneficial interest outstanding - Note 4)	$21.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers (net of foreign taxes withheld of $175,132)	$1,934,963
Non-affiliated issuers (net of foreign taxes withheld of $2,592,645)	54,400,055
Interest income (net of premium amortized of $180,045)	12,340,142

Total Income	68,675,160

EXPENSES:
Investment advisory fees (Note 3)	8,799,936
Administration fees (Note 3)
Class A Shares	654,833
Class C Shares	512,449
Class I Shares	92,265
Class R3 Shares†	1,606
Distribution and service fees (Note 3)
Class A Shares	1,318,441
Class C Shares	4,148,433
Class R3 Shares†	6,520
Transfer agent fees
Class A Shares	431,810
Class C Shares	386,395
Class I Shares	85,220
Class R3 Shares†	6,397
Class R5 Shares	591
Registration and filing fees
Class A Shares	35,808
Class C Shares	27,834
Class I Shares	14,627
Class R3 Shares†	9,035
Class R5 Shares	5,480
Custodian fees (Note 3)	378,049
Professional fees	52,250
Accounting fees	48,960
Trustee fees	20,290
Other expenses	153,734

Total Expenses	17,190,963
Less:
Expenses reimbursed by investment advisor (Note 3)	(748,578)
Fees paid indirectly (Note 3)	(52,000)

Net Expenses	16,390,385

Net Investment Income	$52,284,775

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$92,337,366
Foreign currency transactions	(4,896,616)

87,440,750

Net change in unrealized appreciation (depreciation) on:
Investments	129,035,685
Foreign currency translations	(13,732,988)

115,302,697

Net Realized and Unrealized Gain	202,743,447

Net Increase in net Assets Resulting From Operations	$255,028,222

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$52,284,775	$54,422,706
Net realized gain on investments and foreign currency transactions	87,440,750	53,507,046
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	115,302,697	85,783,248

Net Increase (Decrease) in Net Assets Resulting from Operations	255,028,222	193,713,000

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(24,181,306)	(27,097,402)
Class C Shares	(16,193,254)	(16,063,539)
Class I Shares	(9,116,103)	(8,357,488)
Class R3 Shares†	(52,736)	(25,242)
Class R5 Shares	(2)	—
From realized gains
Class A Shares	(25,096,354)	(10,140,082)
Class C Shares	(18,583,927)	(6,660,050)
Class I Shares	(8,637,003)	(2,568,880)
Class R3 Shares†	(52,085)	(6,756)
FUND SHARE TRANSACTION (NOTE 4):
Class A Shares	237,446,648	325,267,307
Class C Shares	345,988,694	257,138,902
Class I Shares	110,028,194	161,508,626
Class R3 Shares†	2,499,244	952,708
Class R5 Shares	3,101	—

Net Increase in Net Assets	849,081,333	867,661,104

NET ASSETS:
Beginning of period	1,850,454,454	982,793,350

End of period	$2,699,535,787	$1,850,454,454

Undistributed net investment income	$15,306,969	$12,565,595

†	Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund, Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $727,448 for Class C shares, $15,059 for Class R3 shares, and $6,071 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $529,323 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $58,561 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $52,000. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	14,824,386	$300,863,597	20,476,188	$383,476,280
Shares issued to shareholders in reinvestment of dividends	2,002,471	40,248,689	1,620,907	29,347,480
Shares repurchased	(5,112,691)	(103,668,534)	(4,735,350)	(87,574,938)

Redemption fees received**	—	2,896	—	18,485

Net Increase (Decrease)	11,714,166	$237,446,648	17,361,745	$325,267,307

Class C Shares
Shares sold	17,022,792	$346,001,387	14,763,665	$277,357,697
Shares issued to shareholders in reinvestment of dividends	1,281,882	25,760,988	887,275	16,040,689
Shares repurchased	(1,267,742)	(25,776,002)	(1,951,047)	(36,264,521)
Redemption fees received**	—	2,321	—	5,037

Net Increase (Decrease)	17,036,932	$345,988,694	13,699,893	$257,138,902

Class I Shares
Shares sold	7,308,145	$149,482,134	8,727,511	$165,649,392
Shares issued to shareholders in reinvestment of dividends	706,786	14,309,289	486,642	8,942,006
Shares repurchased	(2,629,610)	(53,764,258)	(701,013)	(13,090,059)
Redemption fees received**	—	1,029	—	7,287

Net Increase (Decrease)	5,385,321	$110,028,194	8,513,140	$161,508,626

Class R3 Shares
Shares sold	127,698	$2,588,851	51,927	$972,264
Shares issued to shareholders in reinvestment of dividends	5,123	103,166	1,712	31,478
Shares repurchased	(9,497)	(192,781)	(2,776)	(51,042)
Redemption fees received**	—	8	—	8

Net Increase (Decrease)	123,324	$2,499,244	50,863	$952,708

Class R5 Shares*
Shares sold	148	$3,100	—	$—
Shares issued to shareholders in reinvestment of dividends	—	1	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	148	$3,101	—	$—

*	Effective date for Class R5 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,456,934,190 and $866,265,175, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$2,393,030,063

Gross unrealized appreciation on a tax basis	$331,764,741
Gross unrealized depreciation on a tax basis	(40,975,348)

Net unrealized appreciation (depreciation) on investments (tax basis)	$290,789,393

At March 31, 2007, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2005 of $160,467. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain (Loss)
25,000,000	Greater British Pound for 49,325,250 USD	May 24, 2007	$138,818

Unrealized gain from forward exchange contracts:			138,818

21,000,000	Greater British Pound for 41,212,500 USD	May 24, 2007	(104,103)
25,000,000	Euro Dollar for 32,653,000 USD	April 04, 2007	(749,737)
187,000,000	Euro Dollar for 241,269,270 USD	May 24, 2007	(9,087,029)
77,000,000	Euro Dollar for 100,192,400 USD	May 24, 2007	(2,895,487)

Unrealized loss from forward exchange contracts:			(12,836,356)

Net unrealized gain (loss) from forward Exchange contracts			$(12,697,538)

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

OTHER NOTES:

Class R3 shares were redesignated from Class R1 shares effective February 1, 2007.

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,		Period Ended September 30,
Class I Shares:	2007		2006	2005	2004(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.71		$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.52		0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	1.90		1.98	2.22	1.01

Total from investment operations	2.42		2.86	3.06	1.75

Less dividends from:
Net investment income	(0.52)		(0.84)	(0.67)	(0.56)
Net realized gains	(0.51)		(0.34)	—	—

Total dividends	(1.03)		(1.18)	(0.67)	(0.56)

Change in net asset value	1.39		1.68	2.39	1.19

NET ASSET VALUE, end of period	$21.10		$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return(a)	12.56%		16.53%	19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	5.18	%(b)	4.68%	4.86%	5.33	%(b)
Expenses, after expense reductions	0.95	%(b)	0.99%	1.00%	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.94	%(b)	0.98%	0.99%	0.99	%(b)
Expenses, before expense reductions	0.95	%(b)	1.02%	1.09%	1.21	%(b)

Portfolio turnover rate	40.68%		55.29%	76.76%	109.21%

Net assets at end of period (000)	$444,214		$308,859	$129,110	$33,247

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I shares was November 3, 2003.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R3 - 885-215-384, CLASS R5 - 885-215-236

NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R3 - TIBRX, CLASS R5 - TIBMX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Banks	13.8%
Energy	12.6%
Telecommunication Services	11.6%
Utilities	10.4%
Diversified Financials	9.9%
Consumer Services	7.3%
Food, Beverage & Tobacco	5.9%
Transportation	4.8%
Capital Goods	3.1%
Materials	2.9%
Semiconductors & Semiconductor Equipment	2.7%
Commercial Services & Supplies	2.3%
Media	2.3%
Pharmaceuticals, Biotechnology & Life Sciences	2.0%
Real Estate	0.4%
Insurance	0.3%
Technology Hardware & Equipment	0.2%
U.S. Government Agencies	0.8%
Foreign Bonds	0.3%
Taxable Municipal Bonds	0.2%
Other Assets & Cash Equivalents	6.2%

	Shares/ Principal Amount	Value
COMMON STOCK — 85.26%
BANKS — 13.09%
COMMERCIAL BANKS — 13.09%
Bank of America Corp.	1,050,000	$53,571,000
Barclays plc	3,045,000	43,203,049
BBVA	2,850,000	69,975,835
EFG Eurobank Ergasias	1,000,000	40,877,012
Liechtenstein Landesbank	47,025	45,858,227
Lloyds TSB Group plc	3,500,000	38,569,846
US Bancorp	1,750,000	61,197,500

		353,252,469

CAPITAL GOODS — 2.82%
INDUSTRIAL CONGLOMERATES — 2.82%
General Electric Co.	2,150,000	76,024,000

		76,024,000

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 2.30%
COMMERCIAL SERVICES & SUPPLIES — 2.30%
Steelcase, Inc.	1,375,000	$27,348,750
Synagro Technologies, Inc.(1)	6,086,800	34,694,760

		62,043,510

CONSUMER SERVICES — 7.35%
HOTELS RESTAURANTS & LEISURE — 7.35%
Berjaya Sports Toto Berhad	17,000,000	22,912,509
FU JI Food & Catering Services	13,000,000	40,845,971
McDonald’s Corp.	1,500,000	67,575,000
OPAP SA	1,750,000	67,139,825

		198,473,305

DIVERSIFIED FINANCIALS — 8.15%
CAPITAL MARKETS — 4.69%
D Carnegie & Co.	1,216,200	25,298,312
GMP Capital Trust	1,598,100	29,788,750
UBS AG	1,000,000	59,416,533
WP Stewart & Co. Ltd.	1,200,000	12,084,000
DIVERSIFIED FINANCIAL SERVICES — 3.46%
AllianceBernstein Holdings LP	350,000	30,975,000
Bolsas y Mercados Espanoles	800,000	39,209,871
Hong Kong Exchanges & Clearing Ltd.	2,400,000	23,344,212

		220,116,678

ENERGY — 11.04%
ENERGY EQUIPMENT & SERVICES — 2.75%
Diamond Offshore Drilling, Inc.	650,000	52,617,500
Precision Drilling Trust	950,000	21,699,004
OIL, GAS & CONSUMABLE FUELS — 8.29%
Canadian Oil Sands Trust	1,525,000	37,329,147
Centennial Coal Co. Ltd.(1)	16,448,692	43,119,989
Chevron Corp.	1,100,000	81,356,000
Eni SpA	1,000,000	32,541,308
Tupras-Turkiye Petrol Rafine	1,325,000	29,507,902

		298,170,850

FOOD, BEVERAGE & TOBACCO — 5.71%
FOOD PRODUCTS — 1.81%
Reddy Ice Holdings, Inc.(1)	1,618,200	48,837,276

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
TOBACCO — 3.90%
Altria Group, Inc.	850,000	$74,638,500
Universal Corp.	500,000	30,675,000

		154,150,776

MATERIALS — 2.80%
METALS & MINING — 2.80%
Anglo Platinum Ltd.	195,000	30,764,008
Southern Copper Corp.	625,000	44,787,500

		75,551,508

MEDIA — 2.24%
MEDIA — 2.24%
Mediaset SpA	3,500,000	38,081,746
Sinclair Broadcast Group, Inc.	1,452,107	22,435,053

		60,516,799

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.86%
PHARMACEUTICALS — 1.86%
Orion Corp.+	280,000	6,747,646
Sanofi-Aventis	500,000	43,481,920

		50,229,566

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.66%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.66%
Intel Corp.	3,750,000	71,737,500

		71,737,500

TELECOMMUNICATION SERVICES — 10.89%
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.58%
Brasil Telecom SA	1,500,000,000	30,214,046
France Telecom SA	2,500,000	66,024,390
Matav RT	5,000,000	25,253,022
Telefónica SA	5,000,000	110,207,631
WIRELESS TELECOMMUNICATION SERVICES — 2.31%
China Mobile Ltd.	2,000,000	18,199,271
Vodafone Group plc	16,500,000	43,996,190

		293,894,550

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 4.59%
TRANSPORTATION INFRASTRUCTURE — 4.59%
Hopewell Highway	15,643,500	$14,815,627
Macquarie Airports	16,000,000	51,652,951
Macquarie Infrastructure Co.	725,000	28,492,500
Shenzhen Chiwan Wharf Holdings Ltd.	13,732,419	28,840,980

		123,802,058

UTILITIES — 9.76%
ELECTRIC UTILITIES — 6.29%
E. ON AG	400,000	54,385,128
Entergy Corp.	850,000	89,182,000
Fortum Oyj	900,000	26,245,447
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.12%
Algonquin Power Income Fund Trust(1)	4,183,700	30,295,134
MULTI-UTILITIES — 2.35%
RWE AG	600,000	63,471,580

		263,579,289

TOTAL COMMON STOCK (Cost $2,018,030,599)		2,301,542,858

PREFERRED STOCK — 1.10%
BANKS — 0.46%
COMMERCIAL BANKS — 0.46%
First Tennessee Bank	12,000	12,296,250

		12,296,250

DIVERSIFIED FINANCIALS — 0.64%
CAPITAL MARKETS — 0.12%
Morgan Stanley	120,000	3,138,000
DIVERSIFIED FINANCIAL SERVICES — 0.52%
Lehman Brothers Holdings, Inc.	140,000	3,575,600
Merrill Lynch & Co., Inc.	420,000	10,596,600

		17,310,200

TOTAL PREFERRED STOCK (Cost $29,008,250)		29,606,450

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
CORPORATE BONDS — 6.06%
BANKS — 0.26%
COMMERCIAL BANKS — 0.26%
Alfa Diversified, 7.35%, 3/15/2012(2)	$7,000,000	$7,000,000

		7,000,000

CAPITAL GOODS — 0.26%
INDUSTRIAL CONGLOMERATES — 0.26%
General Electric Capital Australia, 5.25%, 8/15/2008	9,000,000	7,140,486

		7,140,486

COMMERCIAL SERVICES & SUPPLIES — 0.03%
COMMERCIAL SERVICES & SUPPLIES — 0.03%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	498,750
Waste Management, Inc., 7.375%, 8/1/2010	175,000	186,171

		684,921

DIVERSIFIED FINANCIALS — 1.09%
CAPITAL MARKETS — 0.29%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	7,923,984
CONSUMER FINANCE — 0.45%
Capital One Financial Corp., 6.15%, 9/1/2016	12,000,000	12,171,480
DIVERSIFIED FINANCIAL SERVICES — 0.35%
Capital One Bank, 6.70%, 5/15/2008	655,000	664,746
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,569,582
SLM Corp. CPI Floating Rate Note, 3.74%, 3/2/2009	7,500,000	7,230,750

		29,560,542

ENERGY — 1.56%
ENERGY EQUIPMENT & SERVICES — 0.27%
Calfrac Holdings, 7.75%, 2/15/2015	6,500,000	6,305,000
Seitel Acquisition Corp, 9.75%, 2/15/2014	1,000,000	1,012,500
OIL, GAS & CONSUMABLE FUELS — 1.29%
Gaz Capital, 6.51%, 3/7/2022	1,000,000	1,015,000
Griffin Coal Mining Ltd., 9.50%, 12/1/2016	27,000,000	28,485,000
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,188,950

		42,006,450

FOOD, BEVERAGE & TOBACCO — 0.15%
BEVERAGES — 0.15%
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	3,973,668

		3,973,668

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
INSURANCE — 0.33%
INSURANCE — 0.33%
AAG Holding Co., Inc., 6.875%, 6/1/2008	$335,000	$338,222
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	997,272
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,003,008
Pacific Life Global Funding CPI Floating Rate Note, 4.721%, 2/6/2016	2,000,000	1,930,240
Premium Asset Trust, 4.125%, 3/12/2009	5,000,000	4,681,250

		8,949,992

MATERIALS — 0.07%
CONSTRUCTION MATERIALS — 0.07%
C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,976,000

		1,976,000

MEDIA — 0.05%
MEDIA — 0.05%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	452,888
Independent News & Media plc, 5.75%, 5/17/2009	600,000	809,525

		1,262,413

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.10%
BIOTECHNOLOGY — 0.10%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating
Rate Note, 3.93%, 2/1/2014	3,000,000	2,731,440

		2,731,440

REAL ESTATE — 0.38%
REAL ESTATE — 0.38%
Agile Property Holdings Ltd, 9.00%, 9/22/2013	10,000,000	10,375,000

		10,375,000

TECHNOLOGY HARDWARE & EQUIPMENT — 0.20%
COMPUTERS & PERIPHERALS — 0.13%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,466,787
TECHNOLOGY HARDWARE & EQUIPMENT — 0.07%
Cisco Systems, Inc., 5.44%, 2/20/2009	2,000,000	2,002,906

		5,469,693

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.75%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.75%
Level 3 Financing, Inc., 9.25%, 11/1/2014	$10,500,000	$10,788,750
Level 3 Financing, Inc. Senior Notes, 12.25%, 3/15/2013	6,000,000	7,020,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,558,736

		20,367,486

TRANSPORTATION — 0.19%
AIR FREIGHT & LOGISTICS — 0.19%
FedEx Corp., 5.50%, 8/15/2009	5,000,000	5,038,175

		5,038,175

UTILITIES — 0.64%
ELECTRIC UTILITIES — 0.26%
Monongahela Power, 5.70%, 3/15/2017	7,000,000	7,020,811
GAS UTILITIES — 0.38%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	3,079,482
Southern Union Co., 7.20%, 11/1/2066	7,000,000	7,056,441
		17,156,734

TOTAL CORPORATE BONDS (COST $160,121,538)		163,693,000

TAXABLE MUNICIPAL BONDS — 0.23%
Michigan Public Educational Facilities Authority, 5.70%, 8/31/2007	960,000	960,125
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,013,880
Victor New York, 9.05%, 5/1/2008	1,175,000	1,180,217
Victor New York, 9.20%, 5/1/2014	2,000,000	2,065,300

TOTAL TAXABLE MUNICIPAL BONDS (Cost $6,283,639)		6,219,522

U.S. GOVERNMENT AGENCIES — 0.84%
Federal National Mtg Assoc CPI Floating Rate Note, 3.681%, 2/17/2009	2,000,000	1,965,980
Federal National Mtg Assoc Remic Series 2006-B1 Class AB, 6.00%, 6/25/2016	20,542,389	20,682,252

TOTAL U.S. GOVERNMENT AGENCIES (Cost $22,455,700)		22,648,232

FOREIGN BONDS — 0.32%
Alberta Treasury Notes, 4.10%, 6/1/2011	10,000,000	8,648,419

TOTAL FOREIGN BONDS (Cost $8,874,499)		8,648,419

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 5.61%
San Paolo, 5.32%, 4/3/2007	$55,000,000	$54,983,744
San Paolo, 5.31%, 4/4/2007	29,000,000	28,987,168
UBS Finance, 5.30%, 4/2/2007	67,500,000	67,490,063

TOTAL SHORT TERM INVESTMENTS (Cost $151,460,975)		151,460,975

TOTAL INVESTMENTS — 99.42% (Cost $2,396,235,200)		$2,683,819,456
OTHER ASSETS LESS LIABILITIES — 0.58%		15,716,331

NET ASSETS — 100.00%		$2,699,535,787

Footnote Legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2006	Gross Additions	Gross Reductions	Shares at Mar. 31, 2007	Market value Mar. 31, 2007	Dividend Income
Algonquin Power Income Fund	—	4,183,700	—	4,183,700	30,295,134	396,931
Centennial Coal Co. Ltd.	6,448,692	10,000,000	—	16,448,692	43,119,989	—
Reddy Ice Holdings, Inc.	1,200,000	418,200	—	1,618,200	48,837,276	1,294,560
Synagro Technologies, Inc.	6,086,800	—	—	6,086,800	34,694,760	243,472

Total non-controlled “affiliated companies” — 5.81% of Net Assets

(2)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares and

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account value 9/30/06	Ending Account value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class I Shares
Actual	$1,000.00	$1,125.60	$5.00
Hypothetical*	$1,000.00	$1,020.23	$4.75

†	Expenses are equal to the annualized expense ratio for Class I shares (0.94%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Benchmark

(November 3, 2003 to March 31, 2007)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2007

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	18.26%	18.08%
Blended Benchmark (Since: 11/3/03)	13.21%	13.03%
S&P 500 Index (Since: 11/3/03)	11.83%	11.02%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 50. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund • Thornburg Value Fund • Thornburg Core Growth Fund • Thornburg Investment Income Builder Fund	• Thornburg Global Opportunities Fund • Thornburg International Growth Fund • Thornburg Limited Term U.S. Government Fund • Thornburg Limited Term Income Fund

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

TH1076

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg Global Opportunities Fund

Informational Brochure and
Semi-Annual Report – March 31, 2007

This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Global Opportunities Fund

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Thornburg Global Opportunities Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

This page intentionally left blank.

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Letter to Shareholders

April 27, 2007

Dear Fellow Shareholder:

The six-month period ended March 31, 2007, marks the end of the semi-annual reporting period for Thornburg Global Opportunities Fund. The net asset value (NAV) of the Class A shares on September 30, 2006 was $12.86, while the NAV per share at March 31, 2007 was $16.02 . Total return of the Fund’s A shares for the period from October 1, 2006 to March 31, 2007 was 25.98% at NAV compared with 11.77% for the MSCI AC World Index.

Thornburg Global Opportunities Fund (NASDAQ symbol THOAX for the A shares) was launched on July 28th, 2006 with an NAV per share of $11.94. The Fund represents an extension of two core competencies of our equity team: a global investment perspective and active fund management.

The Thornburg Global Opportunities Fund features some basic characteristics of other funds managed by Thornburg Investment Management that have served us well over the years. Specifically, the Fund employs the “buying promising companies at a discount to intrinsic value” philosophy. The analysts and portfolio managers of other Thornburg equity funds contribute opinions, data, and ideas to this portfolio. Unique to our mutual fund lineup, Thornburg Global Opportunities Fund is a focused portfolio of equity holdings from around the world, selected for capital appreciation.

We are pleased with the reception that Thornburg Global Opportunities Fund has already seen in the marketplace. We expected to invest our own money in the Fund and labor relatively unnoticed for a couple of years. While still containing a substantial percentage of shares owned by Thornburg principals and their employees, the Fund reached over $125 million of assets as of March 31, 2007. This compares very well with our experience launching previous funds.

What makes Thornburg Global Opportunities Fund different? Our market research revealed that over $240 billion is already invested in “global equity” mutual funds. The ten largest of these hold 86% of the sector assets, and these funds average more than 230 different stocks each in their portfolios. Since your Fund holds around 34 stocks, it is certainly different.

The performance drivers for the semi-annual period were broad-based, with 39 stocks giving positive returns and seven showing negative returns. Three of our top ten performers were basic materials producers (Southern Copper of the U.S., Canada’s Eastern Platinum, and China’s Shenhua Energy), extending the positive contribution from firms of this nature to our portfolio return. Two Asian banks also contributed significantly to performance: Industrial & Commercial Bank of China, and Korea’s Shinhan Financial Group. Caribbean-basin airline Copa Holdings, based in Panama City, was a strong performer during the period, reflecting the strong demand for modern air travel in Latin America. Other strong performers in the six-month period were a diverse set of firms: Philippines-based geothermal energy producer PNOC Energy Development Corp., Chinese port operator China Merchants Holdings, Chinese home developer Agile Properties, and the newly public shipping company, Capital Product Partners LP. The strong performance of the Asian stocks in your portfolio was set up by the price declines for many of these stocks during the second quarter of 2006, just before your Fund was launched. This allowed us to purchase many of these stocks at attractive prices. China Merchants Bank, PNOC Energy Development Corp., and Capital Partners LP. went public in September 2006, December 2006, and March 2007, respectively.

The negative contributors during the period were a diverse lot, consisting primarily of U.S.-based stocks including: wireless communications tower operator Crown Castle International; financial services providers Charles Schwab Corp. and American International Group; medical technology firm Eclypsis; computer hardware provider Dell; cable and broadband communications firm Comcast; and Switzerland’s banking/

financial services giant UBS AG. We judge the basic business developments of these firms to provide a basis for continued optimism; therefore, we tried to be opportunistic in buying additional shares on days when other investors were selling most vigorously. In general, the magnitudes of price declines among your holdings during the period were significantly less than the magnitude of the price increases from the positive performers.

A significant sector weighting continues to be energy, although the portfolio weighting of our energy sector stocks has declined as the Fund has grown. In general, we continue to maintain a positive view of the intrinsic value of our energy holdings in a growing global economy. You will also notice significant sector weightings in Telecommunications Services, Materials, and Transportation.

You can find additional descriptive information about most of the holdings in your portfolio by going to our internet web site, www.thornburg.com/funds. We believe your portfolio is an interesting collection of stocks.

Thank you for your interest in Thornburg Global Opportunities Fund.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $122,756,078)	$134,401,776
Cash	421,190
Receivable for investments sold	2,647,650
Receivable for fund shares sold	2,052,968
Dividends receivable	56,420
Prepaid expenses and other assets	29,287

Total Assets	139,609,291

LIABILITIES
Payable for securities purchased	11,813,261
Payable for fund shares redeemed	83,584
Unrealized loss on forward exchange contracts (Note 7)	58,758
Payable to investment advisor and other affiliates (Note 3)	116,660
Accounts payable and accrued expenses	27,434

Total Liabilities	12,099,697

NET ASSETS	$127,509,594

NET ASSETS CONSIST OF:
Net investment loss	$(84,969)
Net unrealized appreciation on investments	11,586,596
Accumulated net realized gain (loss)	2,808,595
Net capital paid in on shares of beneficial interest	113,199,372

$127,509,594

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($56,025,334 applicable to 3,496,636 shares of beneficial interest outstanding—Note 4)	$16.02

Maximum sales charge, 4.50% of offering price	0.75

Maximum offering price per share	$16.77

Class C Shares:
Net asset value and offering price per share* ($31,065,317 applicable to 1,950,249 shares of beneficial interest outstanding—Note 4)	$15.93

Class I Shares:
Net asset value, offering and redemption price per share ($40,418,943 applicable to 2,516,675 shares of beneficial interest outstanding—Note 4)	$16.06

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $14,374)	$342,399
Interest income	96,170

Total Income	438,569

EXPENSES:
Investment advisory fees (Note 3)	304,665
Administration fees (Note 3)
Class A Shares	18,258
Class C Shares	9,094
Class I Shares	6,469
Distribution and service fees (Note 3)
Class A Shares	37,748
Class C Shares	73,593
Transfer agent fees
Class A Shares	12,730
Class C Shares	9,859
Class I Shares	8,483
Registration and filing fees
Class A Shares	9,541
Class C Shares	9,165
Class I Shares	9,771
Custodian fees (Note 3)	35,838
Professional fees	26,393
Accounting fees	1,653
Trustee fees	695
Other expenses	23,508

Total Expenses	597,463
Less:
Expenses reimbursed by investment advisor (Note 3)	(29,176)
Management fees waived by investment advisor (Note 3)	(47,533)
Fees paid indirectly (Note 3)	(4,698)

Net Expenses	516,056

Net Investment Loss	$(77,487)

STATEMENT OF OPERATIONS, CONTINUED Thornburg Global Opportunities Fund	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$3,234,765
Foreign currency transactions	(213)

3,234,552

Net change in unrealized appreciation (depreciation) on:
Investments	10,749,524
Foreign currency translations	(59,057)

10,690,467

Net Realized and Unrealized Gain	13,925,019

Net Increase in Net Assets Resulting From Operations	$13,847,532

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	For the Period from Commencement of Operations on July 28, 2006 to September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(77,487)	$10,879
Net realized gain on investments and foreign currency transactions	3,234,552	108,032
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	10,690,467	896,129

Net Increase (Decrease) in Net Assets Resulting from Operations	13,847,532	1,015,040

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,647)	—
Class I Shares	(17,567)	—
From realized gains
Class A Shares	(223,855)	—
Class C Shares	(86,617)	—
Class I Shares	(226,047)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	42,025,872	8,191,425
Class C Shares	24,867,076	3,351,987
Class I Shares	22,375,207	12,392,188

Net Increase in Net Assets	102,558,954	24,950,640

NET ASSETS:
Beginning of period	24,950,640	—

End of period	$127,509,594	$24,950,640

Undistributed net investment income	$—	$12,732

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2007, the Advisor voluntarily waived investment Advisory fees of $47,533. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $126 for Class A shares, $4,327 for Class C shares, and $24,723 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $55,335 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $823 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $4,698. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Period Ended* September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Share sold	2,962,231	$43,945,508	659,222	$8,193,500
Share issued to shareholders in reinvestment of dividends	14,864	208,773	—	—
Share repurchased	(139,511)	(2,129,706)	(170)	(2,075)
Redemption fees received**	—	1,297	—	—

Increase (Decrease)	2,837,584	$42,025,872	659,052	$8,191,425

Class C Shares
Share sold	1,690,074	$25,056,926	278,996	$3,429,727
Share issued to shareholders in reinvestment of dividends	4,462	62,462	—	—
Share repurchased	(17,187)	(253,005)	(6,096)	(77,740)
Redemption fees received**	—	693	—	—

Net Increase (Decrease)	1,677,349	$24,867,076	272,900	$3,351,987

Class I Shares
Share sold	1,695,529	$25,166,660	1,007,805	$12,393,212
Share issued to shareholders in reinvestment of dividends	16,374	230,652	—	—
Share repurchased	(202,949)	(3,023,211)	(84)	(1,024)
Redemption fees received**	—	1,106	—	—

Net Increase (Decrease)	1,508,954	$22,375,207	1,007,721	$12,392,188

*	The Fund commenced operations on July 28, 2006.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

The Advisor, its owners, employees, and affiliated entities of the Advisor, have invested amounts in the Fund valued at $21,389,666, representing 16.77% of the net asset value as of March 31, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $104,271,888 and $16,490,988, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$122,756,482

Gross unrealized appreciation on a tax basis	$12,103,330
Gross unrealized depreciation on a tax basis	(458,036)

Net unrealized appreciation (depreciation) on investments (tax basis)	$11,645,294

At March 31, 2007, the Fund had deferred tax basis currency losses occurring subsequent to inception date of July 28,2006 of $2,530. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:
Contracts	Contract Value Date	Unrealized Gain (Loss)
168,500,000 Philippine Peso for 3,445,808 USD	June 18, 2007	(47,883)
110,405,000 Philippine Peso for 2,278,271 USD	June 18, 2007	(10,875)

Unrealized loss from forward exchange contracts:		(58,758)

Net unrealized gain (loss) from forward Exchange contracts		$(58,758)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund	(Unaudited)*

Class A Shares:	*Six Months Ended March 31, 2007		Period Ended September 30, 2006(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.86		$11.94

Income from investment operations:
Net investment income (loss)	(0.02)		0.01
Net realized and unrealized gain (loss) on investments	3.34		0.91

Total from investment operations	3.32		0.92

Less dividends from:
Net investment income	—	(d)	—
Realized capital gains	(0.16)		—

Total dividends	(0.16)		—

Change in net asset value	3.16		0.92
NET ASSET VALUE, end of period	$16.02		$12.86

RATIOS/SUPPLEMENTAL DATA
Total return(a)	25.98%		7.71%
Ratios to average net assets:
Net investment income (loss)	(0.26	)%(b)	0.34	%(b)
Expenses, after expense reductions	1.52	%(b)	1.70	%(b)
Expenses, after expense reductions and net of custody credits	1.51	%(b)	1.63	%(b)
Expenses, before expense reductions	1.66	%(b)	6.12	%(b)†
Portfolio turnover rate	24.43%		6.08%
Net assets at end of period (000)	$56,025		$8,477

(a)	Sales load is not computed in total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
(d)	Dividends from net investment income was less that $0.01 per share.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Global Opportunities Fund	(Unaudited)*

Class C Shares:	*Six Months Ended March 31, 2007		Period Ended September 30, 2006(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.84		$11.94

Income from investment operations:
Net investment income (loss)	(0.08)		(0.01)
Net realized and unrealized gain (loss) on investments	3.33		0.91

Total from investment operations	3.25		0.90

Less dividends from:
Realized capital gains	(0.16)		—

Change in net asset value	3.09		0.90

Net asset value, end of period	$15.93		$12.84

RATIOS/SUPPLEMENTAL DATA
Total return(a)	25.46%		7.54%
Ratios to average net assets:
Net investment income (loss)	(1.10	)%(b)	(0.40	)%(b)
Expenses, after expense reductions	2.31	%(b)	2.41	%(b)
Expenses, after expense reductions and net of custody credits	2.30	%(b)	2.35	%(b)
Expenses, before expense reductions	2.51	%(b)	9.01	%(b)†

Portfolio turnover rate	24.43%		6.08%

Net assets at end of period (000)	$31,065		$3,505

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Global Opportunities Fund	(Unaudited)*

Class I Shares:	*Six Months Ended March 31, 2007		Period Ended September 30, 2006(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.87		$11.94

Income from investment operations:
Net investment income	0.02		0.02
Net realized and unrealized gain (loss) on investments	3.34		0.91

Total from investment operations	3.36		0.93

Less dividends from:
Net investment income	(0.01)		—
Realized capital gains	(0.16)		—

Total dividends	(0.17)		—

Change in net asset value	3.19		0.93

NET ASSET VALUE, end of period	$16.06		$12.87

RATIOS/SUPPLEMENTAL DATA

Total return(a)	26.27%		7.79%
Ratios to average net assets:
Net investment income	0.32	%(b)	0.90	%(b)
Expenses, after expense reductions	1.00	%(b)	1.04	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99	%(b)
Expenses, before expense reductions	1.33	%(b)	2.98	%(b)†

Portfolio turnover rate	24.43%		6.08%

Net assets at end of period (000)	$40,419		$12,968

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A—885-215-343, CLASS C—885-215-335, CLASS I—885-215-327

NASDAQ SYMBOLS: CLASS A—THOAX, CLASS C—THOCX, CLASS I—THOIX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Energy	16.9%
Telecommunication Services	15.1%
Materials	11.6%
Transportation	8.1%
Diversified Financials	7.5%
Insurance	6.6%
Health Care Equipment & Services	5.9%
Pharmaceuticals, Biotechnology & Life Sciences	5.8%
Utilities	5.0%
Banks	4.6%
Technology Hardware & Equipment	3.3%
Consumer Services	2.6%
Real Estate	2.6%
Media	1.6%
Other Assets and Cash Equivalents	2.8%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/07 (percent of equity holdings)

United States of America	39.0%
Switzerland	11.0%
China	7.9%
Hong Kong	6.9%
Greece	6.3%
Philippines	5.1%
Canada	4.8%
Italy	4.1%
Panama	3.6%
South Korea	3.5%
France	3.1%
Israel	2.6%
Australia	2.1%

	Shares/ Principal Amount	Value
COMMON STOCK — 97.10%
BANKS — 4.61%
COMMERCIAL BANKS — 4.61%
China Merchants Bank Co., Ltd+	769,500	$1,554,068
Shinhan Financial Group Co., Ltd.	75,251	4,319,254

CONSUMER SERVICES — 2.63%		5,873,322

HOTELS RESTAURANTS & LEISURE — 2.63%
Las Vegas Sands Corp.+	10,700	926,727
OPAP SA	63,100	2,420,870

		3,347,597

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 7.52%
CAPITAL MARKETS — 6.04%
Charles Schwab Corp.	158,300	$2,895,307
UBS AG	80,800	4,800,856
DIVERSIFIED FINANCIAL SERVICES — 1.48%
Hong Kong Exchanges & Clearing Ltd.	194,100	1,887,963

		9,584,126

ENERGY — 16.85%
OIL, GAS & CONSUMABLE FUELS — 16.85%
Apache Corp.	42,450	3,001,215
Capital Product Partners LP+	200,000	5,350,000
Centennial Coal Co. Ltd	980,500	2,570,365
Chevron Corp.	46,750	3,457,630
China Shenhua Energy	849,000	2,053,638
Eni SpA	155,100	5,047,157

		21,480,005

HEALTH CARE EQUIPMENT & SERVICES — 5.88%

HEALTH CARE PROVIDERS & SERVICES — 5.88%
Eclipsys Corp.+	262,600	5,060,302
WellPoint, Inc.+	30,000	2,433,000

		7,493,302

INSURANCE — 6.63%
INSURANCE — 6.63%
American International Group, Inc.	54,600	3,670,212
Swiss Re	52,325	4,779,719

		8,449,931

MATERIALS — 11.55%
METALS & MINING — 11.55%
Eastern Platinum Ltd.+	3,299,800	5,887,907
Freeport-McMoRan Copper & Gold, Inc.	68,900	4,560,491
Southern Copper Corp.	59,800	4,285,268

		14,733,666

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 1.60%
MEDIA — 1.60%
Comcast Corp.+	79,950	$2,036,327

		2,036,327

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.79%
LIFE SCIENCES TOOLS & SERVICES — 3.29%
Bachem Holding AG	51,500	4,191,540
PHARMACEUTICALS — 2.50%
Teva Pharmaceutical Industries Ltd. ADR	85,200	3,189,036

		7,380,576

REAL ESTATE — 2.61%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.61%
Agile Property Holdings Ltd.	3,406,000	3,334,728

		3,334,728

TECHNOLOGY HARDWARE & EQUIPMENT — 3.33%
COMPUTERS & PERIPHERALS — 3.33%
Dell Inc.+	183,000	4,247,430

		4,247,430

TELECOMMUNICATION SERVICES — 15.08%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.21%
France Telecom SA	143,500	3,789,800
Level 3 Communications, Inc.+	884,900	5,397,890
WIRELESS TELECOMMUNICATION SERVICES — 7.87%
China Mobile Ltd.	397,500	3,617,105
Crown Castle International Corp.+	127,000	4,080,510
NII Holdings, Inc.+	31,600	2,344,088

		19,229,393

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 8.06%
AIRLINES — 3.48%
Copa Holdings SA	86,327	$4,444,977
TRANSPORTATION INFRASTRUCTURE — 4.58%
China Merchants Holdings International Co. Ltd.	598,000	2,525,629
Shenzhen Chiwan Wharf Holdings Ltd.	1,576,927	3,311,880

		10,282,486

UTILITIES — 4.96%

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 4.96%
PNOC Energy Development Corp.+	50,078,100	6,331,117

		6,331,117

TOTAL COMMON STOCK (Cost $112,158,307)		123,804,006

SHORT TERM INVESTMENTS — 8.31%
San Paolo, 5.34%, 4/2/2007	$3,500,000	3,499,481
Toyota Credit de Puerto Rico, 5.25%, 4/3/2007	4,600,000	4,598,658
UBS Finance, 5.30%, 4/2/2007	2,500,000	2,499,632

TOTAL SHORT TERM INVESTMENTS (Cost $10,597,771)		10,597,771

TOTAL INVESTMENTS — 105.41% (Cost $122,756,078)		$134,401,777

LIABILITIES NET OF OTHER ASSETS — (5.41)%		(6,892,183)

NET ASSETS — 100.00%		$127,509,594

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR     American Depository Receipt

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000.00	$1,259.80	$8.58
Hypothetical*	$1,000.00	$1,017.34	$7.66

Class C Shares
Actual	$1,000.00	$1,254.60	$13.03
Hypothetical*	$1,000.00	$1,013.38	$11.63

Class I Shares
Actual	$1,000.00	$1,262.70	$5.58
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.52%; C: 2.32%; I: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

INDEX COMPARISON

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

TOTAL RETURNS*

For periods ended March 31, 2007 (with sales charge)

Since Inception
A Shares (Incep: 07/28/06)	29.60%

C Shares (Incep: 07/28/06)	33.91%

MSCI All Country World Index (Since: 07/28/06)	15.93%

*	Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

# Thornburg Global Opportunities Fund

## I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2007

This Semi-Annual Report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Global Opportunities Fund

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

Thornburg Global Opportunities Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

This page intentionally left blank.

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Letter to Shareholders

April 27, 2007

Dear Fellow Shareholder:

The six-month period ended March 31, 2007, marks the end of the semi-annual reporting period for Thornburg Global Opportunities Fund. The net asset value (NAV) of the Class I shares on September 30, 2006 was $12.87, while the NAV per share at March 31, 2007 was $16.06. Total return of the Fund’s I shares for the period from October 1, 2006 to March 31, 2007 was 26.27% at NAV compared with 11.77% for the MSCI AC World Index.

Thornburg Global Opportunities Fund (NASDAQ symbol THOIX for the I shares) was launched on July 28th, 2006 with an NAV per share of $11.94. The Fund represents an extension of two core competencies of our equity team: a global investment perspective and active fund management.

The Thornburg Global Opportunities Fund features some basic characteristics of other funds managed by Thornburg Investment Management that have served us well over the years. Specifically, the Fund employs the “buying promising companies at a discount to intrinsic value” philosophy. The analysts and portfolio managers of other Thornburg equity funds contribute opinions, data, and ideas to this portfolio. Unique to our mutual fund lineup, Thornburg Global Opportunities Fund is a focused portfolio of equity holdings from around the world, selected for capital appreciation.

We are pleased with the reception that Thornburg Global Opportunities Fund has already seen in the marketplace. We expected to invest our own money in the Fund and labor relatively unnoticed for a couple of years. While still containing a substantial percentage of shares owned by Thornburg principals and their employees, the Fund reached over $125 million of assets as of March 31, 2007. This compares very well with our experience launching previous funds.

What makes Thornburg Global Opportunities Fund different? Our market research revealed that over $240 billion is already invested in “global equity” mutual funds. The ten largest of these hold 86% of the sector assets, and these funds average more than 230 different stocks each in their portfolios. Since your Fund holds around 34 stocks, it is certainly different.

The performance drivers for the semi-annual period were broad-based, with 39 stocks giving positive returns and seven showing negative returns. Three of our top ten performers were basic materials producers (Southern Copper of the U.S., Canada’s Eastern Platinum, and China’s Shenhua Energy), extending the positive contribution from firms of this nature to our portfolio return. Two Asian banks also contributed significantly to performance: Industrial & Commercial Bank of China, and Korea’s Shinhan Financial Group. Caribbean-basin airline Copa Holdings, based in Panama City, was a strong performer during the period, reflecting the strong demand for modern air travel in Latin America. Other strong performers in the six-month period were a diverse set of firms: Philippines-based geothermal energy producer PNOC Energy Development Corp., Chinese port operator China Merchants Holdings, Chinese home developer Agile Properties, and the newly public shipping company, Capital Product Partners LP. The strong performance of the Asian stocks in your portfolio was set up by the price declines for many of these stocks during the second quarter of 2006, just before your Fund was launched. This allowed us to purchase many of these stocks at attractive prices. China Merchants Bank, PNOC Energy Development Corp., and Capital Partners LP. went public in September 2006, December 2006, and March 2007, respectively.

The negative contributors during the period were a diverse lot, consisting primarily of U.S.-based stocks including: wireless communications tower operator Crown Castle International; financial services providers Charles Schwab Corp. and American International Group; medical technology firm Eclypsis; computer hardware provider Dell; cable and broadband communications firm Comcast; and Switzerland’s banking/

financial services giant UBS AG. We judge the basic business developments of these firms to provide a basis for continued optimism; therefore, we tried to be opportunistic in buying additional shares on days when other investors were selling most vigorously. In general, the magnitudes of price declines among your holdings during the period were significantly less than the magnitude of the price increases from the positive performers.

A significant sector weighting continues to be energy, although the portfolio weighting of our energy sector stocks has declined as the Fund has grown. In general, we continue to maintain a positive view of the intrinsic value of our energy holdings in a growing global economy. You will also notice significant sector weightings in Telecommunications Services, Materials, and Transportation.

You can find additional descriptive information about most of the holdings in your portfolio by going to our internet web site, www.thornburg.com/funds. We believe your portfolio is an interesting collection of stocks.

Thank you for your interest in Thornburg Global Opportunities Fund.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $122,756,078)	$134,401,776
Cash	421,190
Receivable for investments sold	2,647,650
Receivable for fund shares sold	2,052,968
Dividends receivable	56,420
Prepaid expenses and other assets	29,287

Total Assets	139,609,291

LIABILITIES
Payable for securities purchased	11,813,261
Payable for fund shares redeemed	83,584
Unrealized loss on forward exchange contracts (Note 7)	58,758
Payable to investment advisor and other affiliates (Note 3)	116,660
Accounts payable and accrued expenses	27,434

Total Liabilities	12,099,697

NET ASSETS	$127,509,594

NET ASSETS CONSIST OF:
Net investment loss	$(84,969)
Net unrealized appreciation on investments	11,586,596
Accumulated net realized gain (loss)	2,808,595
Net capital paid in on shares of beneficial interest	113,199,372

$127,509,594

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($56,025,334 applicable to 3,496,636 shares of beneficial interest outstanding—Note 4)	$16.02
Maximum sales charge, 4.50% of offering price	0.75

Maximum offering price per share	$16.77

Class C Shares:
Net asset value and offering price per share* ($31,065,317 applicable to 1,950,249 shares of beneficial interest outstanding—Note 4)	$15.93

Class I Shares:
Net asset value, offering and redemption price per share ($40,418,943 applicable to 2,516,675 shares of beneficial interest outstanding—Note 4)	$16.06

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $14,374)	$342,399
Interest income	96,170

Total Income	438,569

EXPENSES:
Investment advisory fees (Note 3)	304,665
Administration fees (Note 3)
Class A Shares	18,258
Class C Shares	9,094
Class I Shares	6,469
Distribution and service fees (Note 3)
Class A Shares	37,748
Class C Shares	73,593
Transfer agent fees
Class A Shares	12,730
Class C Shares	9,859
Class I Shares	8,483
Registration and filing fees
Class A Shares	9,541
Class C Shares	9,165
Class I Shares	9,771
Custodian fees (Note 3)	35,838
Professional fees	26,393
Accounting fees	1,653
Trustee fees	695
Other expenses	23,508

Total Expenses	597,463
Less:
Expenses reimbursed by investment advisor (Note 3)	(29,176)
Management fees waived by investment advisor (Note 3)	(47,533)
Fees paid indirectly (Note 3)	(4,698)

Net Expenses	516,056

Net Investment Loss	$(77,487)

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$3,234,765
Foreign currency transactions	(213)

3,234,552

Net change in unrealized appreciation (depreciation) on:
Investments	10,749,524
Foreign currency translations	(59,057)

10,690,467

Net Realized and Unrealized Gain	13,925,019

Net Increase in Net Assets Resulting From Operations	$13,847,532

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund	(Unaudited)*

	*Six Months Ended March 31, 2007	For the Period from Commencement of Operations on July 28, 2006 to September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(77,487)	$10,879
Net realized gain on investments and foreign currency transactions	3,234,552	108,032
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	10,690,467	896,129

Net Increase (Decrease) in Net Assets Resulting from Operations	13,847,532	1,015,040

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,647)	—
Class I Shares	(17,567)	—
From realized gains
Class A Shares	(223,855)	—
Class C Shares	(86,617)	—
Class I Shares	(226,047)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	42,025,872	8,191,425
Class C Shares	24,867,076	3,351,987
Class I Shares	22,375,207	12,392,188

Net Increase in Net Assets	102,558,954	24,950,640

NET ASSETS:
Beginning of period	24,950,640	—

End of period	$127,509,594	$24,950,640

Undistributed net investment income	$—	$12,732

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2007, the Advisor voluntarily waived investment Advisory fees of $47,533. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $126 for Class A shares, $4,327 for Class C shares, and $24,723 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $55,335 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $823 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $4,698. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2007		Period Ended* September 30, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,962,231	$43,945,508	659,222	$8,193,500
Shares issued to shareholders in reinvestment of dividends	14,864	208,773	—	—
Shares repurchased	(139,511)	(2,129,706)	(170)	(2,075)
Redemption fees received**	—	1,297	—	—

Net Increase (Decrease)	2,837,584	$42,025,872	659,052	$8,191,425

Class C Shares
Shares sold	1,690,074	$25,056,926	278,996	$3,429,727
Shares issued to shareholders in reinvestment of dividends	4,462	62,462	—	—
Shares repurchased	(17,187)	(253,005)	(6,096)	(77,740)
Redemption fees received**	—	693	—	—

Net Increase (Decrease)	1,677,349	$24,867,076	272,900	$3,351,987

Class I Shares
Shares sold	1,695,529	$25,166,660	1,007,805	$12,393,212
Shares issued to shareholders in reinvestment of dividends	16,374	230,652	—	—
Shares repurchased	(202,949)	(3,023,211)	(84)	(1,024)
Redemption fees received**	—	1,106	—	—

Net Increase (Decrease)	1,508,954	$22,375,207	1,007,721	$12,392,188

*	The Fund commenced operations on July 28, 2006.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

The Advisor, its owners, employees, and affiliated entities of the Advisor, have invested amounts in the Fund valued at $21,389,666, representing 16.77% of the net asset value as of March 31, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $104,271,888 and $16,490,988, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$122,756,482

Gross unrealized appreciation on a tax basis	$12,103,330
Gross unrealized depreciation on a tax basis	(458,036)

Net unrealized appreciation
(depreciation) on investments (tax basis)	$11,645,294

At March 31, 2007, the Fund had deferred tax basis currency losses occurring subsequent to inception date of July 28, 2006 of $2,530. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
168,500,000 Philippine Peso for 3,445,808 USD	June 18, 2007	(47,883)
110,405,000 Philippine Peso for 2,278,271 USD	June 18, 2007	(10,875)

Unrealized loss from forward exchange contracts:		(58,758)

Net unrealized gain (loss) from forward Exchange contracts		$(58,758)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund	(Unaudited)*

Class I Shares:	*Six Months Ended March 31, 2007		Period Ended September 30, 2006(c)
PER SHARE PERFORMANCE

(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.87		$11.94

Income from investment operations:
Net investment income	0.02		0.02
Net realized and unrealized gain (loss) on investments	3.34		0.91

Total from investment operations	3.36		0.93

Less dividends from:
Net investment income	(0.01)		—
Realized capital gains	(0.16)		—

Total dividends	(0.17)		—

Change in net asset value	3.19		0.93
NET ASSET VALUE, end of period	$16.06		$12.87

RATIOS/SUPPLEMENTAL DATA

Total return(a)	26.27%		7.79%
Ratios to average net assets:
Net investment income	0.32	%(b)	0.90	%(b)
Expenses, after expense reductions	1.00	%(b)	1.04	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99	%(b)
Expenses, before expense reductions	1.33	%(b)	2.98	%(b)†

Portfolio turnover rate	24.43%		6.08%

Net assets at end of period (000)	$40,419		$12,968

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A—885-215-343, CLASS C—885-215-335, CLASS I—885-215-327 NASDAQ SYMBOLS: CLASS A—THOAX, CLASS C—THOCX, CLASS I—THOIX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Energy	16.9%
Telecommunication Services	15.1%
Materials	11.6%
Transportation	8.1%
Diversified Financials	7.5%
Insurance	6.6%
Health Care Equipment & Services	5.9%
Pharmaceuticals, Biotechnology & Life Sciences	5.8%
Utilities	5.0%
Banks	4.6%
Technology Hardware & Equipment	3.3%
Consumer Services	2.6%
Real Estate	2.6%
Media	1.6%
Other Assets and Cash Equivalents	2.8%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/07 (percent of equity holdings)

United States of America	39.0%
Switzerland	11.0%
China	7.9%
Hong Kong	6.9%
Greece	6.3%
Philippines	5.1%
Canada	4.8%
Italy	4.1%
Panama	3.6%
South Korea	3.5%
France	3.1%
Israel	2.6%
Australia	2.1%

	Shares/ Principal Amount	Value
COMMON STOCK — 97.10%

BANKS — 4.61%

COMMERCIAL BANKS — 4.61%
China Merchants Bank Co., Ltd+	769,500	$1,554,068
Shinhan Financial Group Co., Ltd.	75,251	4,319,254

		5,873,322

CONSUMER SERVICES — 2.63%

HOTELS RESTAURANTS & LEISURE — 2.63%
Las Vegas Sands Corp.+	10,700	926,727
OPAP SA	63,100	2,420,870

		3,347,597

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 7.52%

CAPITAL MARKETS — 6.04%
Charles Schwab Corp.	158,300	$2,895,307
UBS AG	80,800	4,800,856
DIVERSIFIED FINANCIAL SERVICES — 1.48%
Hong Kong Exchanges & Clearing Ltd.	194,100	1,887,963

		9,584,126

ENERGY — 16.85%

OIL, GAS & CONSUMABLE FUELS — 16.85%
Apache Corp.	42,450	3,001,215
Capital Product Partners LP+	200,000	5,350,000
Centennial Coal Co. Ltd	980,500	2,570,365
Chevron Corp.	46,750	3,457,630
China Shenhua Energy	849,000	2,053,638
Eni SpA	155,100	5,047,157

		21,480,005

HEALTH CARE EQUIPMENT & SERVICES — 5.88%

HEALTH CARE PROVIDERS & SERVICES — 5.88%
Eclipsys Corp.+	262,600	5,060,302
WellPoint, Inc.+	30,000	2,433,000

		7,493,302

INSURANCE — 6.63%

INSURANCE — 6.63%
American International Group, Inc.	54,600	3,670,212
Swiss Re	52,325	4,779,719

		8,449,931

MATERIALS — 11.55%

METALS & MINING — 11.55%
Eastern Platinum Ltd.+	3,299,800	5,887,907
Freeport-McMoRan Copper & Gold, Inc.	68,900	4,560,491
Southern Copper Corp.	59,800	4,285,268

		14,733,666

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 1.60%

MEDIA — 1.60%
Comcast Corp.+	79,950	$2,036,327

		2,036,327

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.79%

LIFE SCIENCES TOOLS & SERVICES — 3.29%
Bachem Holding AG	51,500	4,191,540

PHARMACEUTICALS — 2.50%
Teva Pharmaceutical Industries Ltd. ADR	85,200	3,189,036

		7,380,576

REAL ESTATE — 2.61%

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.61%
Agile Property Holdings Ltd.	3,406,000	3,334,728

		3,334,728

TECHNOLOGY HARDWARE & EQUIPMENT — 3.33%

COMPUTERS & PERIPHERALS — 3.33%
Dell Inc.+	183,000	4,247,430

		4,247,430

TELECOMMUNICATION SERVICES — 15.08%

DIVERSIFIED TELECOMMUNICATION SERVICES — 7.21%
France Telecom SA	143,500	3,789,800
Level 3 Communications, Inc.+	884,900	5,397,890
WIRELESS TELECOMMUNICATION SERVICES — 7.87%
China Mobile Ltd.	397,500	3,617,105
Crown Castle International Corp.+	127,000	4,080,510
NII Holdings, Inc.+	31,600	2,344,088

		19,229,393

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 8.06%

AIRLINES — 3.48%
Copa Holdings SA	86,327	$4,444,977
TRANSPORTATION INFRASTRUCTURE — 4.58%
China Merchants Holdings International Co. Ltd.	598,000	2,525,629
Shenzhen Chiwan Wharf Holdings Ltd.	1,576,927	3,311,880

		10,282,486

UTILITIES — 4.96%

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 4.96%
PNOC Energy Development Corp.+	50,078,100	6,331,117

		6,331,117

TOTAL COMMON STOCK (Cost $ 112,158,307)		123,804,006

SHORT TERM INVESTMENTS — 8.31%
San Paolo, 5.34%, 4/2/2007	$3,500,000	3,499,481
Toyota Credit de Puerto Rico, 5.25%, 4/3/2007	4,600,000	4,598,658
UBS Finance, 5.30%, 4/2/2007	2,500,000	2,499,632

TOTAL SHORT TERM INVESTMENTS (Cost $ 10,597,771)		10,597,771

TOTAL INVESTMENTS — 105.41% (Cost $ 122,756,078)		$134,401,777

LIABILITIES NET OF OTHER ASSETS — (5.41)%		(6,892,183)

NET ASSETS — 100.00%		$127,509,594

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class I Shares
Actual	$1,000.00	$1,262.70	$5.58
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

INDEX COMPARISON

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

TOTAL RETURNS *

For periods ended March 31, 2007

Since Inception
I Shares (Incep: 07/28/06)	36.11%

MSCI All Country
World Index (Since: 07/28/06)	15.93%

*	Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund	• Thornburg Global Opportunities Fund
• Thornburg Value Fund	• Thornburg International Growth Fund
• Thornburg Core Growth Fund	• Thornburg Limited Term U.S. Government Fund
• Thornburg Investment Income Builder Fund	• Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds
We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Moreover, the Fund seeks to generate consistent returns by purchasing promising international growth companies with sound business fundamentals at a discount to their long-term value.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

Thornburg International Growth Fund

March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

This page intentionally left blank.

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World ex-US Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Letter to Shareholders

Alexander M.V.Motola, CFA Co-Portfolio Manager Brian Summers, CFA Co-Portfolio Manager	April 19, 2007
Dear Fellow Shareholder:

For the period ended March 31, 2007, the Thornburg International Growth Fund had strong relative and absolute performance over the two months since the Fund’s inception on February 1, 2007. On March 31, 2007, the net asset value (NAV) for the Class A shares was $12.61. At inception on February 1, 2007, the Fund’s NAV was $11.94. The Fund’s Class A shares outperformed its benchmark with a total return of 5.61% (at NAV) compared to 2.48% during the same time period for the MSCI ACWI ex-US Growth Index. During the performance period, currency translation as measured by the MSCI ACWI ex-US Growth Index had a positive influence on returns for international markets.

With the inaugural shareholder letter for Thornburg International Growth Fund we would like to highlight our investment philosophy and process. Our investment philosophy is to find promising international growth stocks where we have a variant perception of company business development and worth as opposed to Wall Street consensus. The investment process and risk management we employ in the Fund is largely equivalent to that employed in the Thornburg Core Growth Fund. We have always invested with a global view to uncover the most interesting businesses within each industry and inform us regarding the global competitive landscape. We are excited about the challenge to apply our process more directly to a larger universe of companies in the Thornburg International Growth Fund.

Our investment process is grounded in “knowing what we own”. We focus our research efforts on identifying stock specific risks – knowing the business model; the accounting issues; the competitive, regulatory, and legal risks; and the quality of earnings being generated – we feel we are managing our risks at the most basic and important level, the individual security level. We seek to manage portfolio risk by consciously diversifying by capitalization range, geography, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). It is our belief that adhering to an investment strategy that focuses on valuation, growth, and rigorous analysis will reward our shareholders. We believe that our basket approach will manage portfolio risk and position the Fund in multiple factors of growth stocks, providing a good framework to allow us to spend our time being stock pickers.

During the period from inception to the end of the first calendar quarter of 2007, the Fund’s performance was primarily a product of stock selection across the financials, telecommunication services, health care and utilities sectors. Within financials, the standout performer was Asya Bank, a Turkish lender to consumers and small and medium sized enterprises dedicated to observing Islamic Law banking (interest-free). Through Asya Bank we hold an investment that is leveraged to the credit growth in Turkey without interest rate risk as they charge borrowers a fixed fee. Asya’s growth outlook is robust and the main constraint will be their ability to gather funds as depositors are paid a share of the income generated on the lending, a process referred to as participation banking. We also saw a nice contribution from Japan Securities Finance, a lender of margin and securities to brokerage clients in Japan. MTN Group and America Movil stood out in telecommunication services.

Both companies are building leadership positions with large subscriber bases in geographies under-penetrated for mobile telecommunication service. For the short period since the Fund’s inception, health care returns were driven by Medial Saúde, up 9.59%, and Pierrel, up 28.48%. Medial Saúde, a Brazilian health care insurer, reported an outstanding quarter and closed on an interesting acquisition. Pierrel, a contract research organization in Italy, did not report any meaningful news during the period. We believe the company may be under the process of re-rating to a valuation multiple more reflective of the company’s potential. In the utility sector, we are happy to say that our holding in PNOC Energy Development Corp exhibited strong performance, up 24.45%. PNOC is a security we hold in common with the Thornburg Core Growth Fund. Core Growth participated in PNOC’s IPO in December 2006. PNOC is based in the Philippines and operates over 1,100 MWs of geothermal energy fields. Geothermal is an attractive renewable energy source that generates high operating margins and it is these characteristics that engaged our interest. Continuing with the theme of renewable energy, EnerTAD SpA, an operator of wind farms in Europe climbed 14.75%. Lastly, the largest individual security return for the period was turned in by FU JI Food and Catering, up 42.55%, as we were fortunate to purchase a solid company on weakness around the time of the Fund’s launch.

The Fund’s largest detractors during the period came from the industrial, consumer staples and consumer discretionary sectors. We did not have any specific bad news to report at the security level undermining an investment thesis. However, valuation multiples contracted at Soitec Securities, Npv., Takeuchi Manufacturing, Co. Ltd., Las Vegas Sands Corp., Virgin Media, Inc., and Nice SpA.

Looking ahead, we aim to apply our investment process in a disciplined, consistent manner. Researching companies and identifying opportunity is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA Managing Director Co-Portfolio Manager	Brian Summers, CFA Managing Director Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES Thornburg International Growth Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $23,964,478)	$24,360,930
Cash	253,498
Receivable for fund shares sold	562,013
Unrealized gain on forward exchange contracts (Note 7)	10,978
Dividends receivable	2,049
Prepaid expenses and other assets	69,481

Total Assets	25,258,949

LIABILITIES
Payable for securities purchased	813,881
Unrealized loss on forward exchange contracts (Note 7)	23,724
Payable to investment advisor and other affiliates (Note 3)	764
Accounts payable and accrued expenses	14,972

Total Liabilities	853,341

NET ASSETS	$24,405,608

NET ASSETS CONSIST OF:
Net investment loss	$(5,787)
Net unrealized appreciation on investments	378,566
Accumulated net realized gain (loss)	293,990
Net capital paid in on shares of beneficial interest	23,738,839

$24,405,608

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($5,841,341 applicable to 463,236 shares of beneficial interest outstanding - Note 4)	$12.61
Maximum sales charge, 4.50% of offering price	0.59

Maximum offering price per share	$13.20

Class C Shares:
Net asset value and offering price per share * ($1,739,871 applicable to 138,113 shares of beneficial interest outstanding - Note 4)	$12.60

Class I Shares:
Net asset value, offering and redemption price per share ($16,824,396 applicable to 1,332,426 shares of beneficial interest outstanding - Note 4)	$12.63

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS Thornburg International Growth Fund	For the period from commencement of operations on February 1, 2007 to March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $503)	$10,135
Interest income	14,678

Total Income	24,813

EXPENSES:
Investment advisory fees (Note 3)	22,677
Administration fees (Note 3)
Class A Shares	636
Class C Shares	159
Class I Shares	978
Distribution and service fees (Note 3)
Class A Shares	1,300
Class C Shares	1,295
Transfer agent fees
Class A Shares	995
Class C Shares	995
Class I Shares	995
Registration and filing fees
Class A Shares	2,360
Class C Shares	2,360
Class I Shares	2,360
Custodian fees (Note 3)	15,543
Professional fees	6,195
Accounting fees	295
Trustee fees	295
Other expenses	3,115

Total Expenses	62,553
Less:
Expenses reimbursed by investment advisor (Note 3)	(8,508)
Management fees waived by investment advisor (Note 3)	(22,202)
Fees paid indirectly (Note 3)	(1,243)

Net Expenses	30,600

Net Investment Loss	$(5,787)

STATEMENT OF OPERATIONS, CONTINUED Thornburg International Growth Fund	For the period from commencement of operations on February 1, 2007 to March 31, 2007 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$307,880
Foreign currency transactions	(13,890)

293,990

Net change in unrealized appreciation (depreciation) on:
Investments	396,452
Foreign currency translations	(17,886)

378,566

Net Realized and Unrealized Gain	672,556

Net Increase in Net Assets Resulting From Operations	$666,769

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Thornburg International Growth Fund	(Unaudited)

For the period from commencement of operations on February 1, 2007 to March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(5,787)
Net realized gain on investments and foreign currency transactions	293,990
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	378,566

Net Increase (Decrease) in Net Assets Resulting from Operations	666,769

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	5,666,917
Class C Shares	1,695,162
Class I Shares	16,376,760

Net Increase in Net Assets	24,405,608

NET ASSETS:
Beginning of period	—

End of period	$24,405,608

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected for their growth potential.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2007, the Advisor voluntarily waived investment Advisory fees of $22,202. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,417 for Class A shares, $2,758 for Class C shares, and $4,333 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $6,774 from the sale of Class A shares, and collected no contingent deferred sales charges from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $1,243. This figure may include additional fees waived by the custodian.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	*For the Period Ended March 31, 2007
	Shares	Amount
Class A Shares
Shares sold	465,545	$5,694,645
Shares repurchased	(2,309)	(27,746)
Redemption fees received**	—	18

Net Increase (Decrease)	463,236	$5,666,917

Class C Shares
Shares sold	138,113	$1,695,157
Shares repurchased	—	—
Redemption fees received**	—	5

Net Increase (Decrease)	138,113	$1,695,162

Class I Shares
Shares sold	1,335,278	$16,411,534
Shares repurchased	(2,852)	(34,829)
Redemption fees received**	—	55

Net Increase (Decrease)	1,332,426	$16,376,760

*	The Fund commenced operations on February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

The advisors, its owners, employees, and affiliated entities of the Advisor have invested amounts in the Fund valued at $14,470,250, representing 59.29% of the net asset value as of March 31, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $24,661,380 and $2,604,551, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$23,964,478

Gross unrealized appreciation on a tax basis	$927,628
Gross unrealized depreciation on a tax basis	(531,176)

Net unrealized appreciation (depreciation) on investments (tax basis)	$396,452

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
14,500,000 Philippine Peso for 308,314 USD	June 18, 2007	$7,670
1,400,000 $South African Rand for 190,957 USD	August 13, 2007	835
2,950,000 South African Rand for 403,088 USD	August 13, 2007	2,473

Unrealized gain from forward exchange contracts:		10,978

38,200,000 Philippine Peso for 790,563 USD	June 18, 2007	(1,479)
305,000 Brazilian Real for 140,198 USD	August 13, 2007	(5,065)
732,000 Brazilian Real for 338,419 USD	August 13, 2007	(10,211)
6,140,000 Mexican Peso for 545,128 USD	August 13, 2007	(6,969)

Unrealized loss from forward exchange contracts:		(23,724)

Net unrealized gain (loss) from forward exchange contracts		$(12,746)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund	(Unaudited)

Class A Shares:	Period Ended March 31, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.68

Total from investment operations	0.67

Less dividends from:
Net investment income	—

Change in net asset value	0.67

NET ASSET VALUE, end of period	$12.61

RATIOS/SUPPLEMENTAL DATA

Total return(a)	5.61%
Ratios to average net assets:
Net investment income (loss)	(0.75	)%(b)
Expenses, after expense reductions	1.67	%(b)
Expenses, after expense reductions and net of custody credits	1.61	%(b)
Expenses, before expense reductions	2.80	%(b)

Portfolio turnover rate	13.81%

Net assets at end of period (000)	$5,841

(a)	Sales load is not computed in total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on February 1, 2007.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund	(Unaudited)

Class C Shares:	Period Ended March 31, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	(0.03)
Net realized and unrealized gain (loss) on investments	0.69

Total from investment operations	0.66

Less dividends from:
Net investment income	—

Change in net asset value	0.66

NET ASSET VALUE, end of period	$12.60

RATIOS/SUPPLEMENTAL DATA

Total return(a)	5.53%
Ratios to average net assets:
Net investment income (loss)	(1.53	)%(b)
Expenses, after expense reductions	2.45	%(b)
Expenses, after expense reductions and net of custody credits	2.38	%(b)
Expenses, before expense reductions	5.47	%(b)

Portfolio turnover rate	13.81%

Net assets at end of period (000)	$1,740

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on February 1, 2007.
+	Based on weighted average shares outstanding.

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund	(Unaudited)

Class I Shares:	Period Ended March 31, 2007(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	—	(d)
Net realized and unrealized gain (loss) on investments	0.69

Total from investment operations	0.69

Less dividends from:
Net investment income	—

Change in net asset value	0.69

NET ASSET VALUE, end of period	$12.63

RATIOS/SUPPLEMENTAL DATA

Total return(a)	5.78%
Ratios to average net assets:
Net investment income (loss)	—	(b)†
Expenses, after expense reductions	1.03	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	2.11	%(b)

Portfolio turnover rate	13.81%

Net assets at end of period (000)	$16,824

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on February 1, 2007.
(d)	Net investment loss per share was less than $0.01.
†	The ratio of net investment loss to average net assets is less than 0.01%.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A - 885-215-319, CLASS C - 885-215-293, CLASS I - 885-215-244

NASDAQ SYMBOLS: CLASS A - TIGAX, CLASS C - TIGCX, CLASS I - TINGX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Banks	13.1%
Health Care Equipment & Services	8.1%
Software and Services	7.9%
Semiconductors & Equipment	7.1%
Food, Beverage & Tobacco	6.9%
Materials	5.9%
Utilities	5.8%
Transportation	5.8%
Telecommunication Services	5.4%
Consumer Durables & Apparel	4.9%
Diversified Financials	4.6%
Capital Goods	3.8%
Consumer Services	3.7%
Media	2.9%
Real Estate	2.3%
Pharmaceuticals, Biotechnology & Life Sciences	2.3%
Technology Hardware & Equipment	1.5%
Commercial Services & Supplies	1.1%
Other Assets & Cash Equivalents	6.9%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/07 (percent of equity holdings)

Italy	13.9%
Switzerland	8.2%
Japan	7.1%
China	6.2%
United States of America	6.0%
Netherlands	5.5%
Mexico	5.2%
Greece	4.9%
Philippines	4.6%
United Kingdom	3.8%
Brazil	3.5%
Ireland	3.4%
Austria	3.4%
Czech Republic	2.9%
South Africa	2.9%
Singapore	2.7%
South Korea	2.7%
Canada	2.5%
Norway	2.4%
Turkey	2.3%
Panama	2.2%
Spain	1.9%
France	1.8%

	Shares/ Principal Amount	Value
COMMON STOCK — 93.26%

BANKS — 13.13%

COMMERCIAL BANKS — 13.13%
Anglo Irish Bank Corp.	36,800	$786,548
Asya Katilim Bankasi+	92,900	530,571

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
BBVA	17,800	$437,042
EFG Eurobank Ergasias	15,500	633,594
UniCredito Italiano SpA	85,800	816,639

		3,204,394

CAPITAL GOODS — 3.80%

MACHINERY — 3.80%
Bolzoni SpA+	77,500	515,571
Takeuchi Mfg. Co. Ltd.	9,900	412,500

		928,071

COMMERCIAL SERVICES & SUPPLIES — 1.17%

COMMERCIAL SERVICES & SUPPLIES — 1.17%
Paxys, Inc.+	483,300	285,473

		285,473

CONSUMER DURABLES & APPAREL — 4.93%

HOUSEHOLD DURABLES — 4.93%
Tom Tom+	14,300	582,822
Woongjin Coway Co. Ltd.	22,100	620,153

		1,202,975

CONSUMER SERVICES — 3.71%

HOTELS RESTAURANTS & LEISURE — 3.71%
FU JI Food & Catering Services	84,600	265,813
Las Vegas Sands Corp.+	7,400	640,914

		906,727

DIVERSIFIED FINANCIALS — 4.61%

CAPITAL MARKETS — 1.98%
EFG International+	11,100	484,138
DIVERSIFIED FINANCIAL SERVICES — 2.63%
Japan Securities Finance Co.	42,200	640,663

		1,124,801

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 6.91%

BEVERAGES — 2.72%
Heineken Holding	15,000	$664,051
FOOD PRODUCTS — 4.19%
China Milk Products Group Ltd.+	292,000	242,508
Nestle SA-REG	2,000	778,916

		1,685,475

HEALTH CARE EQUIPMENT & SERVICES — 8.13%

HEALTH CARE PROVIDERS & SERVICES — 5.80%
Medial Saude SA+	63,100	791,698
Parkway Holdings Ltd.	288,000	622,641
HEALTH CARE TECHNOLOGY — 2.33%
Systems Xcellence, Inc.+	30,200	569,209

		1,983,548

MATERIALS — 5.85%

METALS & MINING — 5.85%
EnerTAD SpA+	156,600	895,351
Grupo Mexico Series B	114,400	533,744

		1,429,095

MEDIA — 2.85%

MEDIA — 2.85%
Virgin Media, Inc.	27,600	696,900

		696,900

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.25%

PHARMACEUTICALS — 2.25%
Pierrel SpA+	42,900	549,583

		549,583

REAL ESTATE — 2.34%

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.34%
Joint Corp.	15,000	570,265

		570,265

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.14%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.14%
Austriamicrosystems AG+	13,200	$773,435
Renewable Energy Corp.+	24,300	549,702
Soitec Securities Npv+	17,600	419,906

		1,743,043

SOFTWARE & SERVICES — 7.93%

SOFTWARE — 7.93%
Amdocs Ltd.+	23,500	857,280
SAF AG+	27,570	1,077,260

		1,934,540

TECHNOLOGY HARDWARE & EQUIPMENT — 1.49%

ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.49%
Nice SpA+	45,000	362,783

		362,783

TELECOMMUNICATION SERVICES — 5.39%

WIRELESS TELECOMMUNICATION SERVICES — 5.39%
America Movil SA	275,100	660,444
MTN Group Ltd.	48,200	654,449

		1,314,893

TRANSPORTATION — 5.79%

AIRLINES — 2.09%
Copa Holdings SA	9,900	509,751
TRANSPORTATION INFRASTRUCTURE — 3.70%
China Merchants Holdings International Co., Ltd.	116,000	489,921
Dalian Port Co. Ltd.+	792,000	414,575

		1,414,247

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
UTILITIES — 5.84%

ELECTRIC UTILITIES — 2.69%
CEZ As	14,625	$657,144
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.15%
PNOC Energy Development Corp.+	6,068,500	767,209

		1,424,353

TOTAL COMMON STOCK (Cost $22,364,714)		22,761,166

SHORT TERM INVESTMENTS — 6.56%
San Paolo, 5.36%, 4/2/2007	$900,000	899,866
Toyota Credit de Puerto Rico, 5.23%, 4/2/2007	700,000	699,898

TOTAL SHORT TERM INVESTMENTS (Cost $1,599,764)		1,599,764

TOTAL INVESTMENTS — 99.82% (Cost $23,964,478)		$24,360,930
OTHER ASSETS LESS LIABILITIES — 0.18%		44,678

NET ASSETS — 100.00%		$24,405,608

Footnote Legend

+	Non-income producing

See notes to financial statements.

EXPENSE EXAMPLE

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) on going costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period† 9/30/06–3/31/07
Class A Shares
Actual	$1,000.00	$1,173.05	$8.83
Hypothetical*	$1,000.00	$1,016.80	$8.20

Class C Shares
Actual	$1,000.00	$1,170.59	$12.88
Hypothetical*	$1,000.00	$1,013.06	$11.94

Class I Shares
Actual	$1,000.00	$1,178.30	$5.38
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.63%; C: 2.38%; I: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INDEX COMPARISON

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

TOTAL RETURNS*

For periods ended March 31, 2007 (with sales charge)

Since Inception
A Shares (Incep: 2/1/07)	0.88%

C Shares (Incep: 2/1/07)	4.53%

MSCI All Country World ex US Growth Index (Since: 2/1/07)	2.48%

*	Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World ex-U.S. Growth Index (MSCI AC World ex-U.S. Growth Index) includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

OTHER INFORMATION

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment

Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

In 2007, information will be available for five months, because the Fund commenced operations of February 1, 2007. Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thorn-burg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on December 4, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the investments by each of the Trust’s respective Funds. These reports include information about each Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of each Fund, general appraisals of industry and economic prospects and factors, and other matters affecting each Fund and relating to the Advisor’s performance of services for each Fund.

In preparation for their initial consideration of the advisory agreement for Thornburg International Growth Fund, the independent Trustees met in independent session on December 3, 2006 to discuss the proposed agreement for the Fund, the Advisor’s service for other Funds of the Trust, the proposed investment objective and policies of the Fund, and other matters pertaining to the Fund. Following this session, the Trustees met on December 4, 2006 to consider an approval of the proposed investment advisory agreement for the Fund, and the independent Trustees unanimously approved and adopted the agreement for the Fund.

The information below summarizes certain factors considered by the Trustees in connection with the determination to approve the advisory agreement. In determining to approve the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In considering the nature, extent and quality of services proposed to be provided by the Advisor to the new Fund, the Trustees primarily considered the Advisor’s demonstrated adherence to the stated objectives and policies of the Trust’s other Funds, its development of expertise and execution of strategies for the other equity Funds (including particularly the Funds’ foreign investments), the investment performance of the Trust’s other equity Funds, and the Advisor’s available staffing and resources to manage the Fund’s investments. The Trustees also considered in this regard the quality of the Advisor’s administrative and accounting functions related to management of foreign assets. The Trustees concluded, based upon these and other considerations, that the Advisor was prepared to pursue actively and competently the Fund’s investment objective in accordance with the Fund’s proposed investment policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale. The Trustees also considered the fees proposed to be charged by the Advisor to the Fund. In this regard, the Trustees primarily considered the proposed fees in relation to the fees charged to the Trust’s other equity Funds and the quality of those services provided by the Advisor to those Funds, and the Advisor’s proposed waivers of fees and reimbursement of expenses. The Trustees noted in this context their previous comparisons of fee and expense levels for the Trust’s other equity Funds and fees and expenses charged to categories of similar mutual funds. The Trustees observed in their consideration of fees and expenses that the proposed fees and expected expenses, after the Advisor’s waiver of fees and reimbursement of expenses, were comparable to fees and expenses charged to other equity Funds of the Trust at inception and that the expected overall expense ratios for the Fund (after waivers and reimbursements) were therefore generally comparable to expense ratios for categories of other similar funds. The Trustees considered the proposed breakpoint schedule for

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

advisory fees, observed that the other equity Funds of the Trust had enjoyed economies of scale as they had increased in size, and noted the economies of scale ordinarily enjoyed by other mutual funds as their assets increased. The Trustees concluded that the fees proposed to be charged to the Fund by the Advisor were fair and reasonable in view of the services to be provided, the levels of fees and expenses charged to the other equity Funds and other mutual funds, and the Advisor’s proposed fee waivers and expense reimbursements. The Trustees further concluded that the Fund was likely to enjoy economies of scale as it increased in size, and that the Advisor’s profitability was not a significant factor in evaluating an initial approval of the contract, because the Advisor was unlikely to enjoy any profitability from its services for the Fund in the initial periods of the Fund’s operations.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

• Thornburg International Value Fund • Thornburg Value Fund • Thornburg Core Growth Fund • Thornburg Investment Income Builder Fund	• Thornburg Global Opportunities Fund • Thornburg International Growth Fund • Thornburg Limited Term U.S. Government Fund • Thornburg Limited Term Income Fund

This page intentionally left blank.

This page intentionally left blank.

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Moreover, the Fund seeks to generate consistent returns by purchasing promising international growth companies with sound business fundamentals at a discount to their long-term value.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

Thornburg International Growth Fund

I Shares – March 31, 2007

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

This page intentionally left blank.

Important Information

The information presented on the following pages was current as of March 31, 2007. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World ex-US Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Letter to Shareholders

Alexander M.V.Motola, CFA Co-Portfolio Manager

April 19, 007

Dear Fellow Shareholder:

For the period ended March 31, 2007, the Thornburg International Growth Fund had strong relative and absolute performance over the two months since the Fund’s inception on February 1, 2007. On March 31, 2007, the net asset value (NAV) for the Class I shares was $12.63. At inception on February 1, 2007, the Fund’s NAV was $11.94. The Fund’s Class I shares outperformed its benchmark with a total return of 5.78% compared to 2.48% during the same time period for the MSCI ACWI ex-US Growth Index. During the performance period, currency translation as measured by the MSCI ACWI ex-US Growth Index had a positive influence on returns for international markets.

Brian Summers, CFA Co-Portfolio Manager	With the inaugural shareholder letter for Thornburg International Growth Fund we would like to highlight our investment philosophy and process. Our investment philosophy is to find promising international growth stocks where we have a variant perception of company business development and worth as opposed to Wall Street consensus. The investment process and risk management we employ in the Fund is largely equivalent to that employed in the Thornburg Core Growth Fund. We have always invested with a global view to uncover the most interesting businesses within each industry and inform us regarding the global competitive landscape. We are excited about the challenge to apply our process more directly to a larger universe of companies in the Thornburg International Growth Fund.

Our investment process is grounded in “knowing what we own”. We focus our research efforts on identifying stock specific risks – knowing the business model; the accounting issues; the competitive, regulatory, and legal risks; and the quality of earnings being generated – we feel we are managing our risks at the most basic and important level, the individual security level. We seek to manage portfolio risk by consciously diversifying by capitalization range, geography, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). It is our belief that adhering to an investment strategy that focuses on valuation, growth, and rigorous analysis will reward our shareholders. We believe that our basket approach will manage portfolio risk and position the Fund in multiple factors of growth stocks, providing a good framework to allow us to spend our time being stock pickers.

During the period from inception to the end of the first calendar quarter of 2007, the Fund’s performance was primarily a product of stock selection across the financials, telecommunication services, health care and utilities sectors. Within financials, the standout performer was Asya Bank, a Turkish lender to consumers and small and medium sized enterprises dedicated to observing Islamic Law banking (interest-free). Through Asya Bank we hold an investment that is leveraged to the credit growth in Turkey without interest rate risk as they charge borrowers a fixed fee. Asya’s growth outlook is robust and the main constraint will be their ability to gather funds as depositors are paid a share of the income generated on the lending, a process referred to as participation banking. We also saw a nice contribution from Japan Securities Finance, a lender of margin and securities to brokerage clients in Japan. MTN Group and America Movil stood out in telecommunication services.

Both companies are building leadership positions with large subscriber bases in geographies under-penetrated for mobile telecommunication service. For the short period since the Fund’s inception, health care returns were driven by Medial Saúde, up 9.59%, and Pierrel, up 28.48%. Medial Saúde, a Brazilian health care insurer, reported an outstanding quarter and closed on an interesting acquisition. Pierrel, a contract research organization in Italy, did not report any meaningful news during the period. We believe the company may be under the process of re-rating to a valuation multiple more reflective of the company’s potential. In the utility sector, we are happy to say that our holding in PNOC Energy Development Corp exhibited strong performance, up 24.45%. PNOC is a security we hold in common with the Thornburg Core Growth Fund. Core Growth participated in PNOC’s IPO in December 2006. PNOC is based in the Philippines and operates over 1,100 MWs of geothermal energy fields. Geothermal is an attractive renewable energy source that generates high operating margins and it is these characteristics that engaged our interest. Continuing with the theme of renewable energy, EnerTAD SpA, an operator of wind farms in Europe climbed 14.75%. Lastly, the largest individual security return for the period was turned in by FU JI Food and Catering, up 42.55%, as we were fortunate to purchase a solid company on weakness around the time of the Fund’s launch.

The Fund’s largest detractors during the period came from the industrial, consumer staples and consumer discretionary sectors. We did not have any specific bad news to report at the security level undermining an investment thesis. However, valuation multiples contracted at Soitec Securities, Npv., Takeuchi Manufacturing, Co. Ltd., Las Vegas Sands Corp., Virgin Media, Inc., and Nice SpA.

Looking ahead, we aim to apply our investment process in a disciplined, consistent manner. Researching companies and identifying opportunity is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA	Brian Summers, CFA
Managing Director Co-Portfolio Manager	Managing Director Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

ASSETS
Investments at value (cost $23,964,478)	$24,360,930
Cash	253,498
Receivable for fund shares sold	562,013
Unrealized gain on forward exchange contracts (Note 7)	10,978
Dividends receivable	2,049
Prepaid expenses and other assets	69,481

Total Assets	25,258,949

LIABILITIES
Payable for securities purchased	813,881
Unrealized loss on forward exchange contracts (Note 7)	23,724
Payable to investment advisor and other affiliates (Note 3)	764
Accounts payable and accrued expenses	14,972

Total Liabilities	853,341

NET ASSETS	$24,405,608

NET ASSETS CONSIST OF:
Net investment loss	$(5,787)
Net unrealized appreciation on investments	378,566
Accumulated net realized gain (loss)	293,990
Net capital paid in on shares of beneficial interest	23,738,839

$24,405,608

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($5,841,341 applicable to 463,236 shares of beneficial interest outstanding—Note 4)	$12.61
Maximum sales charge, 4.50% of offering price	0.59

Maximum offering price per share	$13.20

Class C Shares:
Net asset value and offering price per share * ($1,739,871 applicable to 138,113 shares of beneficial interest outstanding—Note 4)	$12.60

Class I Shares:
Net asset value, offering and redemption price per share ($16,824,396 applicable to 1,332,426 shares of beneficial interest outstanding—Note 4)	$12.63

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	For the period from commencement of operations on February 1, 2007 to March 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $503)	$10,135
Interest income	14,678

Total Income	24,813

EXPENSES:
Investment advisory fees (Note 3)	22,677
Administration fees (Note 3)
Class A Shares	636
Class C Shares	159
Class I Shares	978
Distribution and service fees (Note 3)
Class A Shares	1,300
Class C Shares	1,295
Transfer agent fees
Class A Shares	995
Class C Shares	995
Class I Shares	995
Registration and filing fees
Class A Shares	2,360
Class C Shares	2,360
Class I Shares	2,360
Custodian fees (Note 3)	15,543
Professional fees	6,195
Accounting fees	295
Trustee fees	295
Other expenses	3,115

Total Expenses	62,553
Less:
Expenses reimbursed by investment advisor (Note 3)	(8,508)
Management fees waived by investment advisor (Note 3)	(22,202)
Fees paid indirectly (Note 3)	(1,243)

Net Expenses	30,600

Net Investment Loss	$(5,787)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$307,880
Foreign currency transactions	(13,890)

293,990

Net change in unrealized appreciation (depreciation) on:
Investments	396,452
Foreign currency translations	(17,886)

378,566

Net Realized and Unrealized Gain	672,556

Net Increase in Net Assets Resulting From Operations	$666,769

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Thornburg International Growth Fund	(Unaudited)

For the period from commencement of operations on February 1, 2007 to March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(5,787)
Net realized gain on investments and foreign currency transactions	293,990
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	378,566

Net Increase (Decrease) in Net Assets Resulting from Operations	666,769

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	5,666,917
Class C Shares	1,695,162
Class I Shares	16,376,760

Net Increase in Net Assets	24,405,608

NET ASSETS:
Beginning of period	—

End of period	$24,405,608

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected for their growth potential.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm New York time reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available or circumstances render quotations unreliable (including significant events after the close of trading on foreign exchanges and before the time of day the Fund values its investments), the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2007, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2007, the Advisor voluntarily waived investment Advisory fees of $22,202. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2007, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,417 for Class A shares, $2,758 for Class C shares, and $4,333 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2007, the Distributor has advised the Fund that it earned commissions aggregating $6,774 from the sale of Class A shares, and collected no contingent deferred sales charges from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2007, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2007, fees paid indirectly were $1,243. This figure may include additional fees waived by the custodian.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	* For the Period Ended March 31, 2007
	Shares	Amount
Class A Shares
Shares sold	465,545	$5,694,645
Shares repurchased	(2,309)	(27,746)
Redemption fees received**	—	18

Net Increase (Decrease)	463,236	$5,666,917

Class C Shares
Shares sold	138,113	$1,695,157
Shares repurchased	—	—
Redemption fees received**	—	5

Net Increase (Decrease)	138,113	$1,695,162

Class I Shares
Shares sold	1,335,278	$16,411,534
Shares repurchased	(2,852)	(34,829)
Redemption fees received**	—	55

Net Increase (Decrease)	1,332,426	$16,376,760

*	The Fund commenced operations on February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares redeemed or exchanged within 30 days of purchase, subject to certain exceptions. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

The advisors, its owners, employees, and affiliated entities of the Advisor have invested amounts in the Fund valued at $14,470,250, representing 59.29% of the net asset value as of March 31, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2007, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $24,661,380 and $2,604,551, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$23,964,478

Gross unrealized appreciation on a tax basis	$927,628
Gross unrealized depreciation on a tax basis	(531,176)

Net unrealized appreciation (depreciation) on investments (tax basis)	$396,452

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2007, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
14,500,000 Philippine Peso for 308,314 USD	June 18, 2007	$7,670
1,400,000 South African Rand for 190,957 USD	August 13, 2007	835
2,950,000 South African Rand for 403,088 USD	August 13, 2007	2,473

Unrealized gain from forward exchange contracts:		10,978

38,200,000 Philippine Peso for 790,563 USD	June 18, 2007	(1,479)
305,000 Brazilian Real for 140,198 USD	August 13, 2007	(5,065)
732,000 Brazilian Real for 338,419 USD	August 13, 2007	(10,211)
6,140,000 Mexican Peso for 545,128 USD	August 13, 2007	(6,969)

Unrealized loss from forward exchange contracts:		(23,724)

Net unrealized gain (loss) from forward exchange contracts		$(12,746)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which the Statement is applied. Management is evaluating the Statement, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund	(Unaudited)

	Period Ended March 31, 2007(c)

Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	—	(d)
Net realized and unrealized gain (loss) on investments	0.69

Total from investment operations	0.69

Less dividends from:
Net investment income	—

Change in net asset value	0.69

NET ASSET VALUE, end of period	$12.63

RATIOS/SUPPLEMENTAL DATA

Total return(a)	5.78%
Ratios to average net assets:
Net investment income (loss)	—	(b)†
Expenses, after expense reductions	1.03	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	2.11	%(b)

Portfolio turnover rate	13.81%

Net assets at end of period (000)	$16,824

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on February 1, 2007.
(d)	Net investment loss per share was less than $0.01.
†	The ratio of net investment loss to average net assets is less than 0.01%.
+	Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

CUSIPS: CLASS A—885-215-319, CLASS C—885-215-293, CLASS I—885-215-244

NASDAQ SYMBOLS: CLASS A—TIGAX, CLASS C—TIGCX, CLASS I—TINGX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/07

Banks	13.1%
Health Care Equipment & Services	8.1%
Software and Services	7.9%
Semiconductors & Equipment	7.1%
Food, Beverage & Tobacco	6.9%
Materials	5.9%
Utilities	5.8%
Transportation	5.8%
Telecommunication Services	5.4%
Consumer Durables & Apparel	4.9%
Diversified Financials	4.6%
Capital Goods	3.8%
Consumer Services	3.7%
Media	2.9%
Real Estate	2.3%
Pharmaceuticals, Biotechnology & Life Sciences	2.3%
Technology Hardware & Equipment	1.5%
Commercial Services & Supplies	1.1%
Other Assets & Cash Equivalents	6.9%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/07 (percent of equity holdings)

Italy	13.9%
Switzerland	8.2%
Japan	7.1%
China	6.2%
United States of America	6.0%
Netherlands	5.5%
Mexico	5.2%
Greece	4.9%
Philippines	4.6%
United Kingdom	3.8%
Brazil	3.5%
Ireland	3.4%
Austria	3.4%
Czech Republic	2.9%
South Africa	2.9%
Singapore	2.7%
South Korea	2.7%
Canada	2.5%
Norway	2.4%
Turkey	2.3%
Panama	2.2%
Spain	1.9%
France	1.8%

	Shares/ Principal Amount	Value
COMMON STOCK — 93.26%
BANKS — 13.13%
COMMERCIAL BANKS — 13.13%
Anglo Irish Bank Corp.	36,800	$786,548
Asya Katilim Bankasi+	92,900	530,571

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
BBVA	17,800	$437,042
EFG Eurobank Ergasias	15,500	633,594
UniCredito Italiano SpA	85,800	816,639

		3,204,394

CAPITAL GOODS — 3.80%
MACHINERY — 3.80%
Bolzoni SpA+	77,500	515,571
Takeuchi Mfg. Co. Ltd.	9,900	412,500

		928,071

COMMERCIAL SERVICES & SUPPLIES — 1.17%
COMMERCIAL SERVICES & SUPPLIES — 1.17%
Paxys, Inc.+	483,300	285,473

		285,473

CONSUMER DURABLES & APPAREL — 4.93%
HOUSEHOLD DURABLES — 4.93%
TomTom+	14,300	582,822
Woongjin Coway Co. Ltd.	22,100	620,153

		1,202,975

CONSUMER SERVICES — 3.71%
HOTELS RESTAURANTS & LEISURE — 3.71%
FU JI Food & Catering Services	84,600	265,813
Las Vegas Sands Corp.+	7,400	640,914

		906,727

DIVERSIFIED FINANCIALS — 4.61%
CAPITAL MARKETS — 1.98%
EFG International+	11,100	484,138
DIVERSIFIED FINANCIAL SERVICES — 2.63%
Japan Securities Finance Co.	42,200	640,663

		1,124,801

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 6.91%
BEVERAGES — 2.72%
Heineken Holding	15,000	$664,051
FOOD PRODUCTS — 4.19%
China Milk Products Group Ltd.+	292,000	242,508
Nestle SA-REG	2,000	778,916

		1,685,475

HEALTH CARE EQUIPMENT & SERVICES — 8.13%
HEALTH CARE PROVIDERS & SERVICES — 5.80%
Medial Saude SA+	63,100	791,698
Parkway Holdings Ltd.	288,000	622,641
HEALTH CARE TECHNOLOGY — 2.33%
Systems Xcellence, Inc.+	30,200	569,209

		1,983,548

MATERIALS — 5.85%
METALS & MINING — 5.85%
EnerTAD SpA+	156,600	895,351
Grupo Mexico Series B	114,400	533,744

		1,429,095

MEDIA — 2.85%
MEDIA — 2.85%
Virgin Media, Inc.	27,600	696,900

		696,900

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.25%
PHARMACEUTICALS — 2.25%
Pierrel SpA+	42,900	549,583

		549,583

REAL ESTATE — 2.34%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.34%
Joint Corp.	15,000	570,265

		570,265

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.14%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.14%
Austriamicrosystems AG+	13,200	$773,435
Renewable Energy Corp.+	24,300	549,702
Soitec Securities Npv+	17,600	419,906

		1,743,043

SOFTWARE & SERVICES — 7.93%
SOFTWARE — 7.93%
Amdocs Ltd.+	23,500	857,280
SAF AG+	27,570	1,077,260

		1,934,540

TECHNOLOGY HARDWARE & EQUIPMENT — 1.49%
ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.49%
Nice SpA+	45,000	362,783

		362,783

TELECOMMUNICATION SERVICES — 5.39%
WIRELESS TELECOMMUNICATION SERVICES — 5.39%
America Movil SA	275,100	660,444
MTN Group Ltd.	48,200	654,449

		1,314,893

TRANSPORTATION — 5.79%
AIRLINES — 2.09%
Copa Holdings SA	9,900	509,751
TRANSPORTATION INFRASTRUCTURE — 3.70%
China Merchants Holdings International Co., Ltd.	116,000	489,921
Dalian Port Co. Ltd.+	792,000	414,575

		1,414,247

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

	Shares/ Principal Amount	Value
UTILITIES — 5.84%
ELECTRIC UTILITIES — 2.69%	14,625	$657,144
ČEZ As
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.15%
PNOC Energy Development Corp.+	6,068,500	767,209

		1,424,353

TOTAL COMMON STOCK (Cost $22,364,714)		22,761,166

SHORT TERM INVESTMENTS — 6.56%
San Paolo, 5.36%, 4/2/2007	$900,000	899,866
Toyota Credit de Puerto Rico, 5.23%, 4/2/2007	700,000	699,898

TOTAL SHORT TERM INVESTMENTS (Cost $1,599,764)		1,599,764

TOTAL INVESTMENTS — 99.82% (Cost $23,964,478)		$24,360,930

OTHER ASSETS LESS LIABILITIES — 0.18%		44,678

NET ASSETS — 100.00%		$24,405,608

Footnote Legend

+	Non-income producing

See notes to financial statements.

EXPENSE EXAMPLE

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2006 and held until March 31, 2007.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/06	Ending Account Value 3/31/07	Expenses Paid During Period † 9/30/06–3/31/07
Class I Shares
Actual	$1,000.00	$1,178.30	$5.38
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

INDEX COMPARISON

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

TOTAL RETURNS*

For periods ended March 31, 2007

Since Inception
I Shares (Incep: 2/1/07)	5.78%
MSCI All Country World ex US Growth Index (Since: 2/1/07)	2.48%
* Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World ex-U.S. Growth Index (MSCI AC World ex-U.S. Growth Index) includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

OTHER INFORMATION

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

In 2007, information will be available for five months, because the Fund commenced operations of February 1, 2007. Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on December 4, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the investments by each of the Trust’s respective Funds. These reports include information about each Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of each Fund, general appraisals of industry and economic prospects and factors, and other matters affecting each Fund and relating to the Advisor’s performance of services for each Fund.

In preparation for their initial consideration of the advisory agreement for Thornburg International Growth Fund, the independent Trustees met in independent session on December 3, 2006 to discuss the proposed agreement for the Fund, the Advisor’s service for other Funds of the Trust, the proposed investment objective and policies of the Fund, and other matters pertaining to the Fund. Following this session, the Trustees met on December 4, 2006 to consider an approval of the proposed investment advisory agreement for the Fund, and the independent Trustees unanimously approved and adopted the agreement for the Fund.

The information below summarizes certain factors considered by the Trustees in connection with the determination to approve the advisory agreement. In determining to approve the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In considering the nature, extent and quality of services proposed to be provided by the Advisor to the new Fund, the Trustees primarily considered the Advisor’s demonstrated adherence to the stated objectives and policies of the Trust’s other Funds, its development of expertise and execution of strategies for the other equity Funds (including particularly the Funds’ foreign investments), the investment performance of the Trust’s other equity Funds, and the Advisor’s available staffing and resources to manage the Fund’s investments. The Trustees also considered in this regard the quality of the Advisor’s administrative and accounting functions related to management of foreign assets. The Trustees concluded, based upon these and other considerations, that the Advisor was prepared to pursue actively and competently the Fund’s investment objective in accordance with the Fund’s proposed investment policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale. The Trustees also considered the fees proposed to be charged by the Advisor to the Fund. In this regard, the Trustees primarily considered the proposed fees in relation to the fees charged to the Trust’s other equity Funds and the quality of those services provided by the Advisor to those Funds, and the Advisor’s proposed waivers of fees and reimbursement of expenses. The Trustees noted in this context their previous comparisons of fee and expense levels for the Trust’s other equity Funds and fees and expenses charged to categories of similar mutual funds. The Trustees observed in their consideration of fees and expenses that the proposed fees and expected expenses, after the Advisor’s waiver of fees and reimbursement of expenses, were comparable to fees and expenses charged to other equity Funds of the Trust at inception and that the expected overall expense ratios for the Fund (after waivers and reimbursements) were therefore generally comparable to expense ratios for categories of other similar funds. The Trustees considered the proposed breakpoint schedule for

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	March 31, 2007 (Unaudited)

advisory fees, observed that the other equity Funds of the Trust had enjoyed economies of scale as they had increased in size, and noted the economies of scale ordinarily enjoyed by other mutual funds as their assets increased. The Trustees concluded that the fees proposed to be charged to the Fund by the Advisor were fair and reasonable in view of the services to be provided, the levels of fees and expenses charged to the other equity Funds and other mutual funds, and the Advisor’s proposed fee waivers and expense reimbursements. The Trustees further concluded that the Fund was likely to enjoy economies of scale as it increased in size, and that the Advisor’s profitability was not a significant factor in evaluating an initial approval of the contract, because the Advisor was unlikely to enjoy any profitability from its services for the Fund in the initial periods of the Fund’s operations.

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $37 billion. Founded in 1982, the firm manages six equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested over $170 million in Thornburg Funds.

Investment Manager:	Distributor, an affiliated company:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200
Item 2.	Code of Ethics

Not applicable.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

None.

Item 11.	Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. (herein referred to as the “Funds”).

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	May 29, 2007

By:	/s/ George T. Strickland
George T. Strickland
Treasurer and principal financial officer

Date:	May 29, 2007